Registration Nos. 333-195390 and 811-22959

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 25, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

The Securities Act of 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT

UNDER

The Investment Company Act of 1940

Amendment No. 45	☒

(Check appropriate box or boxes)

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

William T. MacGregor, Esq.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment

Title of Securities Being Registered: Class A, Class I, Class R and Class T Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A – Prospectus for 1290 Convertible Securities Fund, 1290 Diversified Bond Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund (together, the “1290 Funds”); and Prospectus for 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (together, the “1290 Retirement Funds”).

Part B – Statement of Additional Information for the 1290 Funds and Statement of Additional Information for the 1290 Retirement Funds.

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

Prospectus

This Prospectus describes the Funds listed below. Each Fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Fund+	Share Class (Ticker)

1290 Convertible Securities Fund	Class A (TNFAX); Class T (TNFCX)*; Class I (TNFIX); Class R (TNFRX)

1290 Diversified Bond Fund (formerly: 1290 Unconstrained Bond Fund)	Class A (TNUAX); Class T (TNUCX)*; Class I (TNUIX); Class R (TNURX)

1290 DoubleLine Dynamic Allocation Fund	Class A (TNXAX); Class T (TNXCX)*; Class I (TNVDX); Class R (TNYRX)

1290 GAMCO Small/Mid Cap Value Fund	Class A (TNVAX); Class T (TNVCX)*; Class I (TNVIX); Class R (TNVRX)

1290 Global Talents Fund	Class A (TNYAX); Class T (TNYCX)*; Class I (TNYFX); Class R (TNTRX)

1290 High Yield Bond Fund	Class A (TNHAX); Class T (TNHCX)*; Class I (TNHIX); Class R (TNHRX)

1290 Low Volatility Global Equity Fund**	Class A (TNZAX); Class T (TNZCX)*; Class I (TNZIX); Class R (TNZRX)

1290 Multi-Alternative Strategies Fund	Class A (TNMAX); Class T (TNMCX)*; Class I (TNMIX); Class R (TNMRX)

1290 SmartBeta Equity Fund	Class A (TNBAX); Class T (TNBCX)*; Class I (TNBIX); Class R (TNBRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

March 1, 2019

1290 Funds® and 1290 Asset Managers® are registered service marks of AXA Equitable Funds Management Group, LLC, New York, NY 10104.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

+	The Funds’ shares are not offered for sale in all states.
*	Class T shares currently are not offered for sale.
**	The Fund currently offers only Class I shares for sale.

1290 Funds	Table of contents	1

1. About the Funds

1290 Convertible Securities Fund – Class A (TNFAX), T (TNFCX), I (TNFIX) and R (TNFRX) Shares

Investment Objective: Seeks a high level of total return.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Convertible Securities Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Convertible Securities Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee	0.70%	0.70%		0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	0.99%	0.99%	[2]	0.99%	0.99%
Total Annual Fund Operating Expenses	1.94%	1.94%		1.69%	2.19%
Fee Waiver and/or Expense Reimbursement[3,4]	–0.69%	–0.69%		–0.69%	–0.69%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%		1.00%	1.50%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[4]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$572	$968	$1,389	$2,559
Class T Shares	$374	$779	$1,208	$2,403
Class I Shares	$102	$465	$853	$1,940
Class R Shares	$153	$619	$1,112	$2,470

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. The Fund will be broadly diversified across companies and industries. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility.

The Fund’s convertible securities may include investment grade securities (i.e., those securities that are rated at least BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd.

1290 Funds	About the Funds	1

(“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)), below investment grade securities (commonly known as “high yield” or “junk bonds”) (i.e., those securities that are rated BB or lower by S&P or Fitch or Ba or lower by Moody’s) or securities that are not rated by a securities rating organization. Many convertible securities are rated below investment grade and the Fund may invest up to 80% of its assets in securities that, at the time of purchase, are rated below investment grade or those that are not rated but deemed to be of comparable quality by the Fund’s investment adviser, 1290 Asset Managers (the “Adviser”), or sub-adviser, Palisade Capital Management, L.L.C. (“Palisade” or the “Sub-Adviser”). Such investments may include debt obligations of distressed companies. The below investment grade securities in which the Fund invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may retain the common stock issued upon conversion to permit its orderly sale or for other purposes.

The Fund may invest in privately placed and restricted securities. The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its net assets in securities of foreign issuers.

The Fund invests primarily in convertible securities of U.S. companies of any size. The Sub-Adviser typically utilizes a quantitative screening process to identify convertible securities for potential investment. Once a security is identified, the Sub-Adviser evaluates the security’s characteristics such as structure, terms and liquidity, as well as quantitative factors such as fair value, expected equity participation, total return profile and implied credit spreads. The Sub-Adviser then engages in an in-depth analysis of those securities that satisfy prior screens to select investments, including analysis of such factors as the issuer’s management, financial condition and competitive position. The Sub-Adviser may sell a security for a variety of reasons, including unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings) or to invest in other securities believed to offer superior investment opportunities. The Fund may engage in active and frequent trading to achieve its investment objective.

Under normal circumstances, up to 20% of the Fund’s net assets may be invested in other securities including: (1) common stock, nonconvertible preferred stock and other equity instruments; (2) nonconvertible debt securities; and (3) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The Fund also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

2	About the Funds	1290 Funds

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”), or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

1290 Funds	About the Funds	3

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Fund. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Class T shares of the Fund have not commenced operations. Performance information for Class T shares will be available after Class T shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

5.87% (2017 1st Quarter)	–11.38% (2018 4th Quarter)

4	About the Funds	1290 Funds

Average Annual Total Returns

	One Year	Since Inception
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns before taxes	–4.66%	2.60%
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions	–6.45%	1.15%
1290 Convertible Securities Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions and sale of fund shares	–2.11%	1.50%
1290 Convertible Securities Fund — Class A (Inception Date: July 6, 2015) returns before taxes	–9.14%	1.01%
1290 Convertible Securities Fund — Class R (Inception Date: July 6, 2015) returns before taxes	–5.09%	2.10%
ICE BofAML All U.S. Convertibles Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team who are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015

Sub-Adviser: Palisade Capital Management, L.L.C. (“Palisade”)

Portfolio Managers: The individuals who are primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
William W. Lee	Managing Director and Senior Portfolio Manager, Convertible Securities of Palisade	July 2015
Mitchell Leung, CFA	Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade	March 2018

The Adviser has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

1290 Funds	About the Funds	5

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer-
sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

6	About the Funds	1290 Funds

1290 Diversified Bond Fund (formerly: 1290 Unconstrained Bond Fund) – Class A (TNUAX), T (TNUCX), I (TNUIX) and R (TNURX) Shares

Investment Objective: Seeks to maximize total return consisting of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Diversified Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Diversified Bond Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee[2]	0.60%	0.60%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	0.84%	0.78%	[3]	0.78%	0.83%
Total Annual Fund Operating Expenses	1.69%	1.63%		1.38%	1.93%
Fee Waiver and/or Expense Reimbursement[4,5]	–0.94%	–0.88%		–0.88%	–0.93%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.75%		0.50%	1.00%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Expenses have been restated to reflect current fees.
[3]	Based on estimated amounts for the current fiscal year.

[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.50% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[5]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$871	$1,242	$2,283
Class T Shares	$325	$667	$1,033	$2,062
Class I Shares	$51	$350	$671	$1,581
Class R Shares	$102	$516	$956	$2,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

Under normal circumstances, the Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage-backed securities. The Fund may invest in securities of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Fund will be within 5 years of the duration of the benchmark. As of December 31, 2018, the average duration of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was 5.87 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. As a separate measure, there is no limit on the weighted average maturity of the Fund’s fixed income portfolio.

1290 Funds	About the Funds	7

Brandywine Global Investment Management, LLC (“Brandywine Global” or the “Sub-Adviser”) employs a value approach toward fixed income investing and evaluates the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Sub-Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Sub-Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, risks relating to conditions in different countries, and currency valuations.

The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets.

The portfolio managers intend to maintain an average weighted portfolio quality of BBB- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below investment grade by Standard & Poor’s Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (”Moody’s”) or, if unrated, determined by the Fund’s investment adviser, 1290 Asset Managers (the “Adviser”), or the Sub-Adviser to be of comparable quality. The below investment grade securities in which the Fund invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may have exposure to securities rated below CC or Ca, or to securities that are in default or have defaulted, through its investments in certain derivatives described below.

The Fund may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Fund’s investments in derivatives may involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund’s gain or loss.

The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Fund may invest in privately placed and restricted securities, collateralized loan obligations, inflation-indexed bonds, bank loans, and loan participations and assignments. The Fund may also invest in zero coupon and pay-in-kind securities. The Fund may engage in active and frequent trading to achieve its investment objective.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions as part of the Fund’s strategy in order to take advantage of investment opportunities as they arise, to manage the Fund’s market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the 1290 Funds’ custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Fund’s performance due to missed investment opportunities and may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Collateralized Loan Obligations Risk: The risks of an investment in a collateralized loan obligation (“CLO”) depend largely on the quality and type of the collateral and the class or “tranche” of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Fund’s liquidity policies approved by

8	About the Funds	1290 Funds

the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry risks which may cause the Fund’s investment to lose value, including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral may decline in value or default; (c) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Fund’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Dollar Roll and Sale-Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase the Fund’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s

1290 Funds	About the Funds	9

exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contract Risk: The primary risks associated with the use of futures contracts, which could result in a loss to the Fund, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the

10	About the Funds	1290 Funds

Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in

1290 Funds	About the Funds	11

interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Fund. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

12	About the Funds	1290 Funds

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

Performance information for the periods prior to June 15, 2018, is that of the Fund when it followed a different investment objective, different principal investment strategies, and engaged different Sub-Advisers. Effective June 15, 2018, the benchmark index against which the Fund measured its performance, the ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index, was replaced with the Bloomberg Barclays U.S. Aggregate Bond Index. The Adviser believes that the Bloomberg Barclays U.S. Aggregate Bond Index better reflects the markets in which the Fund invests.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Class T shares of the Fund have not commenced operations. Performance information for Class T shares will be available after Class T shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

2.25% (2018 4th Quarter)	–0.06% (2018 1st Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Diversified Bond Fund — Class I (Inception Date: July 6, 2015) returns before taxes	2.29%	2.62%
1290 Diversified Bond Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions	0.77%	1.26%
1290 Diversified Bond Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions and sale of fund shares	1.34%	1.39%
1290 Diversified Bond Fund — Class A (Inception Date: July 6, 2015) returns before taxes	–2.65%	0.99%
1290 Diversified Bond Fund — Class R (Inception Date: July 6, 2015) returns before taxes	1.72%	2.08%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	1.87%
ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team who are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015

1290 Funds	About the Funds	13

Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio Managers: The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Anujeet Sareen, CFA	Portfolio Manager of Brandywine Global	June 2018
Gary P. Herbert, CFA	Portfolio Manager of Brandywine Global	June 2018
Tracy Chen, CFA	Portfolio Manager of Brandywine Global	June 2018

The Adviser has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

• $500 for certain fee-based programs.

• $500, if establishing an Automatic Bank Draft Plan.

• $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

• $500 for certain fee based programs.

• $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

14	About the Funds	1290 Funds

1290 DoubleLine Dynamic Allocation Fund – Class A (TNXAX), T (TNXCX), I (TNVDX) and R (TNYRX) Shares

Investment Objective: Seeks to achieve total return from long-term capital appreciation and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 DoubleLine Dynamic Allocation Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 DoubleLine Dynamic Allocation Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee	0.75%	0.75%		0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	0.66%	0.66%	[2]	0.66%	0.66%
Acquired Fund Fees and Expenses	0.05%	0.05%	[2]	0.05%	0.05%
Total Annual Fund Operating Expenses	1.71%	1.71%		1.46%	1.96%
Fee Waiver and/or Expense Reimbursement[3,4]	–0.51%	–0.51%		–0.51%	–0.51%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.20%		0.95%	1.45%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[4]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$1,012	$1,382	$2,418
Class T Shares	$369	$727	$1,108	$2,178
Class I Shares	$97	$412	$749	$1,703
Class R Shares	$148	$566	$1,010	$2,244

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund invests in a diversified range of securities and other financial instruments, including derivatives, which provide investment exposure to equity and fixed income investments. The Fund will maintain a strategic, or typical, allocation of approximately 60% of its net assets to equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% of its net assets to fixed income securities (or financial instruments that provide investment exposure to such securities). The Fund employs a dynamic asset allocation strategy by periodically shifting allocations among asset classes and market sectors based on market opportunities. The Fund will tactically shift portfolio weightings among, and within, each asset class both to take advantage of changing market opportunities for capital appreciation and in response to changing market risk conditions. The Fund’s asset allocation will be based on an assessment of short- and long-term macroeconomic themes and an analysis of sector fundamentals and relative valuation.

The Fund’s equity allocation may range from 40% to 70% of the Fund’s net assets, and the Fund’s fixed income allocation may range from 30% to 60% of the Fund’s net assets. The Fund may gain or adjust exposure to each asset class through investments in individual securities or through other instruments, including derivatives. The

1290 Funds	About the Funds	15

Fund may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities.

Equity Allocation. The Fund’s equity allocation will consist of an actively-managed growth strategy (“Active Allocated Portion”) and a value strategy that seeks to track the performance of a particular index (“Index Allocated Portion”). Within the Fund’s equity allocation, the Fund may shift its allocation to the Active Allocated Portion and the Index Allocated Portion within a range of approximately 33% to 67% of the Fund’s net assets in the equity allocation.

The Fund’s equity allocation will consist primarily of common stocks, preferred stocks, securities convertible into common or preferred stock, rights or warrants to purchase common or preferred stock, and securities of other investment companies and exchange-traded funds (“ETFs”). The Fund may also invest in foreign companies in the form of American Depositary Receipts, American Depositary Shares, and other similar securities.

Equity Allocation — Active Allocated Portion. The Active Allocated Portion will consist of a portfolio of approximately 35-50 growth stocks across a range of market capitalizations and sectors. DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”) will actively manage the Active Allocated Portion using a “bottom up” approach, which involves analyzing the individual attributes of a company, to identify attractive growth prospects. The Sub-Adviser uses quantitative and qualitative criteria to screen companies for favorable characteristics. Companies identified through this screening process are then subjected to fundamental analysis of a company’s growth prospects, considering factors such as sustainable competitive advantage, management team and significant ownership by management, capital efficient business model, and other factors affecting a company and its market sectors. The Fund may invest in companies that do not have publicly-traded securities but that the Sub-Adviser determines represent attractive growth investments, such as companies that are relatively newly-formed, may represent attractive acquisition targets for more-established companies, or may be contemplating an initial public offering of their shares in the future.

Equity Allocation — Index Allocated Portion. With respect to the Index Allocated Portion, the Fund will use derivatives, or a combination of derivatives, ETFs and/or direct investments, to provide a return that tracks closely the performance of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”). The Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® (Cyclically Adjusted Price Earnings) ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon. The Index allocates an equal weight to four U.S. sectors that are undervalued, as determined by the modified CAPE® ratio. Each U.S. sector is represented by a sector ETF. Each month, the Index ranks ten U.S. sectors based on the modified CAPE® ratio and a twelve-month price momentum factor. The Index selects the five U.S. sectors that are the most undervalued according to the modified CAPE® ratio. Only four of these five undervalued sectors, however, end up in the Index for a given month, as the sector with the worst twelve-month price momentum among the five selected sectors is eliminated.

The Fund may enter into swap transactions, primarily total return swaps, or futures transactions designed to provide a return approximating the Index’s return. The pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index.

The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives. As a result, certain derivatives along with other investments will create investment leverage in the Fund’s portfolio. In certain cases in which such derivatives may be unavailable or the pricing of those derivatives may be unfavorable, the Fund may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index.

Fixed Income Allocation. The Fund’s fixed income allocation will consist of fixed income instruments including, but not limited to, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations, foreign and domestic corporate obligations (including foreign hybrid securities); commercial and residential mortgage-backed securities; asset-backed securities; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers; bank loans and assignments; inverse floaters and interest-only and principal-only securities; inflation-indexed bonds; and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in fixed income securities of any credit quality, including below investment grade securities (commonly known as “junk bonds”). Securities rated below investment grade include those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Fitch Ratings Ltd. or Standard & Poor’s Global Ratings or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by 1290 Asset Managers (the “Adviser”) or the Sub-Adviser to be of comparable quality. The Fund may also invest to a limited extent in debt obligations of distressed companies, including companies that are close to or in default when, for example, the Sub-Adviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality.

The Sub-Adviser will actively manage asset class exposure within the fixed income allocation using “bottom up” securities selection, and will attempt to exploit inefficiencies within the subsectors of the fixed income market. The Sub-Adviser uses a controlled risk approach in managing the Fund’s fixed income investments, which includes consideration of:

•	Security selection within a given asset class

•	Relative performance of the various market sectors and asset classes

•	The rates offered by bonds at different maturities

•	Fluctuations in the overall level of interest rates

Under normal market conditions, the weighted average effective duration of the Fund’s fixed income allocation will be no less than two years and no more than eight years. Duration is a measure of

16	About the Funds	1290 Funds

the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the duration of the Fund’s fixed income portfolio adjusted for the anticipated effect of interest rate changes on pre-payment rates. The effective duration of the Fund’s fixed income investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund’s fixed income investments will meet its target. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

Other Investments. In implementing its dynamic allocation investment strategy, the Fund may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Fund’s exposure to certain asset classes. The Fund may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Fund also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure.

The Fund may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Fund’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Fund’s exposure to different asset classes, the Fund’s use of derivatives may be substantial. The Fund’s investments in derivatives may involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Fund’s investments in derivatives may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund’s gain or loss. It is not generally expected, however, that the Fund will be leveraged by borrowing money for investment purposes. The Fund may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Fund’s obligations under derivative transactions.

The Fund may invest in other investment companies, including ETFs, in seeking to carry out the Fund’s investment strategies. Such investments may include investment companies sponsored or managed by the Sub-Adviser and its affiliates. The Fund also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser and its affiliates. The Fund’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions as part of the Fund’s strategy in order to take advantage of investment opportunities as they arise, to manage the Fund’s market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the 1290 Funds’ custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Fund’s performance due to missed investment opportunities and may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Counterparty Risk: The Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or

1290 Funds	About the Funds	17

otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Fund’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

18	About the Funds	1290 Funds

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contract Risk: The primary risks associated with the use of futures contracts, which could result in a loss to the Fund, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.

Index Strategy Risk: The Fund may use a synthetic replication process to implement its index strategy, in which the Fund relies on derivatives such as swaps and futures designed to provide a return approximating the Index’s return. These derivatives are agreements between the Fund and a counterparty to pay the Fund the return of the index, subjecting the Fund to counterparty risk. There is the risk that (i) the performance of derivatives related to an index may not correlate with the performance of the Index and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative transactions whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Additionally, in cases where derivatives may be unavailable, the Fund may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index. If the Fund invests directly in the securities comprising the Index, those assets will be unavailable for other investments. The Fund may not invest in all of the securities in the Index. Also, the Fund’s fees and expenses will reduce the Fund’s returns unlike those of the Index. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the Index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the Index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Inverse Floaters Risk: Inverse floaters are fixed income securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices, and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: The Fund may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the

1290 Funds	About the Funds	19

prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: The Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited

20	About the Funds	1290 Funds

markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

New Fund Risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, and Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities

1290 Funds	About the Funds	21

may result in a loss or be costly to the Fund. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Fund. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risks of Investing in Other Investment Companies: A Fund that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular investment company will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the investment company, which will vary.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Fund’s performance compared with the returns of other asset classes in which the Fund invests. Past performance (before and after taxes) is not an indication of future performance.

22	About the Funds	1290 Funds

The performance results shown in the bar chart do not reflect any accounts fees, which would reduce the performance results.

Class T shares of the Fund have not commenced operations. Performance information for Class T shares will be available after Class T shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

3.84% (2018 3rd Quarter)	–7.31% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 DoubleLine Dynamic Allocation Fund — Class I (Inception Date: March 7, 2016) returns before taxes	–3.94%	4.59%
1290 DoubleLine Dynamic Allocation Fund — Class I (Inception Date: March 7, 2016) returns after taxes on distributions	–5.31%	2.84%
1290 DoubleLine Dynamic Allocation Fund — Class I (Inception Date: March 7, 2016) returns after taxes on distributions and sale of fund shares	–1.84%	3.06%
1290 DoubleLine Dynamic Allocation Fund — Class A (Inception Date: March 7, 2016) returns before taxes	–9.52%	2.23%
1290 DoubleLine Dynamic Allocation Fund — Class R (Inception Date: March 7, 2016) returns before taxes	–4.43%	4.07%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	–2.35%	7.01%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	–4.38%	10.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	1.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2016
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2016

Sub-Adviser: DoubleLine Capital LP (“DoubleLine”)

Portfolio Managers: The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment Officer of DoubleLine	March 2016
Philip A. Barach	President of DoubleLine	March 2016
R. Brendt Stallings, CFA®	Portfolio Manager of DoubleLine	March 2016

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight

1290 Funds	About the Funds	23

mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

• $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

24	About the Funds	1290 Funds

1290 GAMCO Small/Mid Cap Value Fund – Class A (TNVAX), T (TNVCX), I (TNVIX) and R (TNVRX) Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 GAMCO Small/ Mid Cap Value Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 GAMCO Small/ Mid Cap Value Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.79%	0.80%	0.76%	0.80%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.80%	1.81%	1.52%	2.06%
Fee Waiver and/or Expense Reimbursement[2,3]	–0.55%	–0.56%	–0.52%	–0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.00%	1.50%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[3]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$1,035	$1,423	$2,507
Class T Shares	$374	$752	$1,155	$2,279
Class I Shares	$102	$429	$780	$1,768
Class R Shares	$153	$592	$1,057	$2,345

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small- and mid-capitalization companies. For the Fund, small-capitalization companies generally are companies with a market capitalization less than $3 billion at the time of investment, and mid-capitalization companies generally are companies with a market capitalization between $3 billion and $12 billion at the time of investment.

The Fund invests primarily in common stocks, but it also may invest in other securities that GAMCO Asset Management Inc. (“GAMCO” or the “Sub-Adviser”) believes provide opportunities for capital growth, such as preferred stocks and warrants. The Fund also may invest up to 20% of its net assets in foreign securities.

GAMCO utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios. The Sub-Adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the Fund. The Sub-Adviser

1290 Funds	About the Funds	25

uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an informed investor would pay for the company. This approach will often lead the Fund to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Sub-Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: The Fund may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

26	About the Funds	1290 Funds

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

8.37% (2017 3rd Quarter)	–17.64% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 GAMCO Small/Mid Cap Value Fund — Class I Shares (Inception Date: November 12, 2014) returns before taxes	–14.32%	4.90%
1290 GAMCO Small/Mid Cap Value Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions	–14.81%	3.98%
1290 GAMCO Small/Mid Cap Value Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions and sale of fund shares	–8.43%	3.42%
1290 GAMCO Small/Mid Cap Value Fund — Class A Shares (Inception Date: November 12, 2014) returns before taxes	–19.29%	3.21%
1290 GAMCO Small/Mid Cap Value Fund — Class T Shares (Inception Date: November 12, 2014) returns before taxes	–16.48%	4.25%
1290 GAMCO Small/Mid Cap Value Fund — Class R Shares (Inception Date: November 12, 2014) returns before taxes	–14.78%	4.37%
Russell 2500TM Value Index (reflects no deduction for fees, expenses, or taxes)	–12.36%	3.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

1290 Funds	About the Funds	27

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014

Sub-Adviser: GAMCO Asset Management Inc. (“GAMCO”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Fund is:

Name	Title	Date Began Managing the Fund
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	November 2014

1290 Asset Managers (the “Adviser”) has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate advisory fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

28	About the Funds	1290 Funds

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	29

1290 Global Talents Fund – Class A (TNYAX), T (TNYCX), I (TNYFX) and R (TNTRX) Shares

Investment Objective: Seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Global Talents Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Global Talents Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee	0.80%	0.80%		0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	0.89%	0.89%	[2]	0.89%	0.89%
Total Annual Fund Operating Expenses	1.94%	1.94%		1.69%	2.19%
Fee Waiver and/or Expense Reimbursement[3]	–0.69%	–0.69%		–0.69%	–0.69%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%		1.00%	1.50%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$1,062	$1,479	$2,637
Class T Shares	$374	$779	$1,208	$2,403
Class I Shares	$102	$465	$853	$1,940
Class R Shares	$153	$619	$1,112	$2,470

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund primarily invests in a diversified portfolio of equity securities issued by U.S. and non-U.S. companies that AXA Investment Managers, Inc. (“AXA IM” or the “Sub-Adviser”) has identified as being entrepreneur-led businesses whose long term growth prospects have not been fully reflected in their current market valuations. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. The Fund may invest in securities of non-U.S. issuers that can be denominated in the U.S. dollar or other currencies. The Fund may invest in securities of companies of any market capitalization.

Under normal circumstances, the Fund anticipates it will invest a substantial amount (at least 40% — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) of its total assets in foreign securities, which may include securities of: (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside

30	About the Funds	1290 Funds

the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries). The Fund may also invest in emerging market countries. For temporary defensive purposes the Fund may deviate substantially from this allocation.

The Sub-Adviser’s selection process will favor entrepreneurs with a strong track record in creating value for minority shareholders, and with a significant stake in their respective companies. The Sub-Adviser believes that these leaders are often ready to make heavy short term investments to generate long term growth.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic

1290 Funds	About the Funds	31

downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: The Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

New Fund Risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in

32	About the Funds	1290 Funds

the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any accounts fees, which would reduce the performance results.

Class T shares of the Fund have not commenced operations. Performance information for Class T shares will be available after Class T shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

6.73% (2017 1st Quarter)	–18.57% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Global Talents Fund — Class I (Inception Date: April 11, 2016) returns before taxes	–13.35%	4.54%
1290 Global Talents Fund — Class I (Inception Date: April 11, 2016) returns after taxes on distributions	–14.37%	3.99%
1290 Global Talents Fund — Class I (Inception Date: April 11, 2016) returns after taxes on distributions and sale of fund shares	–7.12%	3.46%
1290 Global Talents Fund — Class A (Inception Date: April 11, 2016) returns before taxes	–18.29%	2.13%
1290 Global Talents Fund — Class R (Inception Date: April 11, 2016) returns before taxes	–13.83%	3.99%
MSCI AC World (Net) Index (reflects no deduction for fees, expenses, or taxes)	–9.42%	7.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

1290 Funds	About the Funds	33

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	April 2016
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	April 2016

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Managers: The individuals primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Mark Beveridge, CFA®	Lead Fund Manager, Portfolio Manager and Analyst of AXA IM	April 2016
Anne Tolmunen, CFA®	Portfolio Manager and Analyst of AXA IM	January 2017

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

34	About the Funds	1290 Funds

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	35

1290 High Yield Bond Fund – Class A (TNHAX), T (TNHCX), I (TNHIX) and R (TNHRX) Shares

Investment Objective: Seeks to maximize current income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 High Yield Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	4.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 High Yield Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.92%	0.92%	0.92%	0.92%
Total Annual Fund Operating Expenses	1.77%	1.77%	1.52%	2.02%
Fee Waiver and/or Expense Reimbursement[2],3	–0.77%	–0.77%	–0.77%	–0.77%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%	1.25%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.75% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[3]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$547	$910	$1,297	$2,379
Class T Shares	$349	$720	$1,115	$2,220
Class I Shares	$77	$405	$756	$1,747
Class R Shares	$127	$559	$1,017	$2,286

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Fund will invest primarily in high-yield corporate bonds as well as floating rate loans, and participations in and assignments of loans. Securities below investment grade include those securities that at the time of purchase are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, deemed to be of comparable quality by the Fund’s investment adviser, 1290 Asset Managers (the ”Adviser”) or the Fund’s sub-adviser, AXA Investment Managers, Inc. (“AXA IM” or the “Sub-Adviser”). The below investment grade securities in which the Fund invests are generally rated at least Ca by Moody’s or at least CC by Fitch or S&P or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in debt securities issued by small-, mid- and large-capitalization companies. The Fund may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers.

36	About the Funds	1290 Funds

The Fund may invest in securities of any maturity because AXA IM places greater emphasis on credit risk in selecting securities than either maturity or duration. Certain debt instruments in which the Fund may invest may be structured as pay-in-kind securities. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult

1290 Funds	About the Funds	37

for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

38	About the Funds	1290 Funds

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB+ or lower by S&P or Fitch, Ba1 or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder

1290 Funds	About the Funds	39

during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.56% (2016 3rd Quarter)	–5.31% (2015 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns before taxes	–2.00%	2.77%
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions	–4.19%	0.06%
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions and sale of fund shares	–1.15%	0.88%
1290 High Yield Bond Fund — Class A Shares (Inception Date: November 12, 2014) returns before taxes	–6.55%	1.39%
1290 High Yield Bond Fund — Class T Shares (Inception Date: November 12, 2014) returns before taxes	–4.45%	2.14%
1290 High Yield Bond Fund — Class R Shares (Inception Date: November 12, 2014) returns before taxes	–2.38%	2.27%
ICE BofAML U.S. High Yield Master II Index (reflects no deduction for fees, expenses, or taxes)	–2.26%	3.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Managers: The individuals primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Carl Whitbeck, CFA®	Global Head of High Yield & US Active Fixed Income	November 2014
Robert Houle, CFA®	US High Yield Portfolio Manager/Analyst of AXA IM	March 2018

The Adviser has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate advisory fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

40	About the Funds	1290 Funds

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have

$250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	41

1290 Low Volatility Global Equity Fund – Class A (TNZAX), T (TNZCX), I (TNZIX) and R (TNZRX) Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Low Volatility Global Equity Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Low Volatility Global Equity Fund	Class A Shares		Class T Shares		Class I Shares		Class R Shares
Management Fee	0.50%		0.50%		0.50%		0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.00%		0.50%
Other Expenses	4.56%	[2]	4.56%	[2]	4.56%	[3]	4.56%	[2]
Acquired Fund Fees and Expenses	0.22%	[2]	0.22%	[2]	0.22%		0.22%	[2]
Total Annual Fund Operating Expenses	5.53%		5.53%		5.28%		5.78%
Fee Waiver and/or Expense Reimbursement[4]	–4.63%		–4.63%		–4.63%		–4.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.90%		0.65%		1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,719	$2,790	$5,418
Class T Shares	$340	$1,456	$2,561	$5,272
Class I Shares	$66	$1,165	$2,258	$4,963
Class R Shares	$117	$1,308	$2,481	$5,334

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities through investments in Underlying ETFs that invest primarily in equity investments (such as common and preferred stocks, rights and warrants, and depositary receipts).

Under normal market conditions, the Fund will invest in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

42	About the Funds	1290 Funds

Under normal market conditions, the Fund expects to invest in Underlying ETFs such that no less than approximately 40% (or 30%, if market conditions are not deemed favorable by Fund management) of the Fund’s net assets will be indirectly invested in foreign securities. Under normal market conditions, the Fund will allocate its assets among at least three different countries (one of which may be the United States). Foreign securities are determined in accordance with the policies of the Underlying ETFs and may include securities of: (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers that are represented in an index of securities of non-U.S. markets. The Fund may invest in Underlying ETFs that invest in securities of issuers of any size in developed and emerging markets throughout the world.

1290 Asset Managers (the “Adviser”) uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage involves a strategic asset allocation that is intended to achieve a desired risk/return profile for the Fund, while providing broad exposure to U.S. and foreign securities. In this stage, the Adviser decides what portion of the Fund’s assets should be invested in various geographic regions and market capitalization segments based on an evaluation of the potential return characteristics and risks of the particular asset classes in which the Fund may invest. Currently, the Fund intends to invest (through ETFs) approximately 50% of its assets in U.S. securities. Among U.S. securities, the Fund intends to maintain approximately 30% exposure to large cap issuers and 20% to mid and small cap issuers. The Fund intends to invest (through ETFs) the remaining 50% of its assets in foreign securities, including maintaining approximately 15% exposure to securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Fund’s assets. The Adviser may adjust these strategic asset allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions and market capitalization segments identified as a result of the first stage of the investment process. The Adviser seeks to select a combination of Underlying ETFs that together provide the targeted geographic and market capitalization exposure for the Fund. In selecting the Underlying ETFs, the Adviser also seeks to construct a diversified portfolio of ETFs that provides exposure to various methodologies used to reduce volatility. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired geographic region or market cap segment, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s Financial Services LLC, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclays) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs may also be actively managed.

For purposes of complying with the Fund’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Fund’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Fund. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of

1290 Funds	About the Funds	43

reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid-and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Fund Risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Risks Relating to Investments in Underlying ETFs: The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs

44	About the Funds	1290 Funds

may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Volatility Risk: The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.01% (2018 3rd Quarter)	–7.21% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–3.92%	4.27%
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–5.07%	3.09%
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.26%	2.78%
MSCI ACWI Minimum Volatility (Net) Index (reflects no deduction for fees, expenses, or taxes)	–1.56%	5.51%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses, or taxes)	–9.42%	3.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your

1290 Funds	About the Funds	45

financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment	$1,000 for
all accounts
except:

•  $500 for
certain
fee-based
programs.

•  $500, if
establishing
an
Automatic
Bank
Draft
Plan.

•  $250
minimum
for pur
chases by
accounts
through
eligible
financial
intermediary
platforms
that have
entered
into sell
ing or
service
agreements
with the
Distributor
and that
are eligi
ble to
purchase
Class A
shares
without a
sales
charge.

•  No mini
mum for
certain
employer-
sponsored
retirement
plans and
certain
wrap fee
based
programs.

$1,000 for
all
accounts
except:

•  $500 for
certain
fee
based
pro-
grams.

•  $500, if
establishing
an
Automatic
Bank
Draft
Plan.

•  No mini
mum for
certain
employer
sponsored
retirement
plans
and cer
tain
wrap fee
based
programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

46	About the Funds	1290 Funds

1290 Multi-Alternative Strategies Fund – Class A (TNMAX), T (TNMCX), I (TNMIX) and R (TNMRX) Shares

Investment Objective: Seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee	0.50%	0.50%		0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	1.04%	1.04%	[2]	1.04%	1.02%
Acquired Fund Fees and Expenses	0.62%	0.62%	[2]	0.62%	0.62%
Total Annual Fund Operating Expenses	2.41%	2.41%		2.16%	2.64%
Fee Waiver and/or Expense Reimbursement[3]	–0.76%	–0.76%		–0.76%	–0.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.65%		1.40%	1.90%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 1.40% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$1,192	$1,700	$3,091
Class T Shares	$414	$912	$1,436	$2,871
Class I Shares	$143	$603	$1,090	$2,433
Class R Shares	$193	$750	$1,334	$2,919

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Under normal market conditions, the Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies. The Fund seeks to invest its assets among the Underlying ETFs to achieve a diversified exposure across multiple non-traditional (alternative) asset categories and strategies. The Fund’s weightings in these non-traditional (alternative) asset categories and strategies are determined by 1290 Asset Managers® (the “Adviser”), the Fund’s investment adviser.

1290 Funds	About the Funds	47

The non-traditional (alternative) asset categories and strategies of the Underlying ETFs in which the Fund currently expects to invest are as follows:

Absolute Return	Global Real Estate	Managed Futures	Multi Strategies
Commodities	Event Driven	Long/Short Equity	Convertible Securities
Real Return	Currency	Precious and Base Metals

The Adviser may allocate the Fund’s assets to additional non-traditional (alternative) asset categories and strategies in the future.

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Adviser selects the Underlying ETFs in which to invest the Fund’s assets. In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category (e.g., commodities and precious and base metals), the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories.

For purposes of complying with the Fund’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Fund’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Fund. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Alternative Investment Risk: To the extent the Fund invests in Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Fund.

Commodity Risk: Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Fund’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events

48	About the Funds	1290 Funds

in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Counterparty Risk: The Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Fund’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and

1290 Funds	About the Funds	49

may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contract Risk: The primary risks associated with the use of futures contracts, which could result in a loss to the Fund, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments) invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

50	About the Funds	1290 Funds

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Fund. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risks Related to Investments in Underlying ETFs: The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as

1290 Funds	About the Funds	51

well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Fund to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Class T shares of the Fund have not commenced operations. Performance information for Class T shares will be available after Class T shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

2.78% (2016 2nd Quarter)	–3.53% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Multi-Alternative Strategies Fund — Class I (Inception Date: July 6, 2015) returns before taxes	–4.00%	0.22%
1290 Multi-Alternative Strategies Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions	–4.45%	–0.15%
1290 Multi-Alternative Strategies Fund — Class I (Inception Date: July 6, 2015) returns after taxes on distributions and sale of fund shares	–2.34%	0.02%
1290 Multi-Alternative Strategies Fund — Class A (Inception Date: July 6, 2015) returns before taxes	–9.61%	–1.63%
1290 Multi-Alternative Strategies Fund — Class R (Inception Date: July 6, 2015) returns before taxes	–4.59%	–0.30%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.87%	0.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

52	About the Funds	1290 Funds

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	July 2015
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	April 2016
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

1290 Funds	About the Funds	53

1290 SmartBeta Equity Fund – Class A (TNBAX), T (TNBCX), I (TNBIX) and R (TNBRX) Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 SmartBeta Equity Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 SmartBeta Equity Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.47%	1.46%	1.46%	1.46%
Total Annual Fund Operating Expenses	2.42%	2.41%	2.16%	2.66%
Fee Waiver and/or Expense Reimbursement[2]	–1.27%	–1.26%	–1.26%	–1.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%	1.40%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense limitation arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$1,148	$1,661	$3,063
Class T Shares	$364	$865	$1,392	$2,834
Class I Shares	$92	$554	$1,044	$2,394
Class R Shares	$143	$707	$1,297	$2,900

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Fund may invest in large-, mid- and small-capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

AXA Rosenberg Investment Management LLC (“Rosenberg Equities” or the “Sub-Adviser”) believes that investing in equity markets using a traditional indexing approach exposes an investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole. Generally, a full market cycle

54	About the Funds	1290 Funds

consists of a period of increasing stock prices and strong performance (a bull market) followed by a period of weak performance and falling prices (a bear market), and a return to a bull market.

The Sub-Adviser’s strategy differs from a traditional indexing approach under which a fund generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the Fund’s portfolio, the Sub-Adviser begins with a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for investment. This is accomplished through the application of proprietary filters that interact to analyze individual issuer data for such risk factors as lower earnings quality, higher price volatility, speculation and distress. Those securities that pass the filters are assigned a preliminary weighting in the Fund. The Sub-Adviser next applies a proprietary diversification methodology that is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization) that progressively lessens with smaller capitalization companies. The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) considerations into its portfolio construction process based on the Sub-Adviser’s proprietary ESG framework and scoring that seeks to optimize the ESG portfolio while substantially retaining the desired risk/return thereof. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities. The Sub-Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Sub-Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, the Sub-Adviser may be unsuccessful in creating a portfolio that consists of companies that exhibit more positive ESG characteristics or a portfolio that assigns more weight to such companies.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Fund comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Fund investments may exhibit higher volatility than expected or underperform the markets. The Fund’s strategy may result in the Fund underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

1290 Funds	About the Funds	55

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Quantitative Investing Risk: The success of the Fund’s investment strategy depends largely on the effectiveness of the Fund’s quantitative model for screening securities for investment by the Fund. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to computer systems. The Fund’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Fund may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

Prior to January 1, 2018, the Fund did not integrate ESG filters into its portfolio construction process.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

56	About the Funds	1290 Funds

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

6.44% (2017 1st Quarter)	–10.06% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 SmartBeta Equity Fund — Class I Shares (Inception Date: November 12, 2014) returns before taxes	–5.66%	5.23%
1290 SmartBeta Equity Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions	–7.00%	4.22%
1290 SmartBeta Equity Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions and sale of fund shares	–2.72%	3.72%
1290 SmartBeta Equity Fund — Class A Shares (Inception Date: November 12, 2014) returns before taxes	–11.12%	3.52%
1290 SmartBeta Equity Fund — Class T Shares (Inception Date: November 12, 2014) returns before taxes	–8.07%	4.55%
1290 SmartBeta Equity Fund — Class R Shares (Inception Date: November 12, 2014) returns before taxes	–6.22%	4.68%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes)	–8.71%	4.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014

Sub-Adviser: Rosenberg Equities

Portfolio Managers: The members of the team primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Anubhuti Gupta	Director of Asia and Head of Portfolio Management for the Asia region	September 2018
Gideon Smith, CFA®	Global Head of Portfolio Management and Chief Investment Officer	November 2014
Cameron Gray	Head of Portfolio Management for the Europe region	November 2014
Harry Prabandham	Head of Portfolio Management for the Americas region	November 2014

1290 Asset Managers (the “Adviser”) has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate advisory fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

1290 Funds	About the Funds	57

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

58	About the Funds	1290 Funds

2. More information on fees and expenses

Advisory Fees

Each Fund pays a fee to AXA Equitable Funds Management Group LLC d/b/a 1290 Asset Managers (“1290 Asset Managers” or the “Adviser”) for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Fund’s average daily net assets) that the Adviser received during the fiscal year ended October 31, 2018, for providing advisory services to each of the Funds included in the table and the rate of the advisory fees waived by the Adviser during the fiscal year in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as defined below, between the Adviser and 1290 Funds with respect to certain of the Funds.

Advisory Fees Paid by the Funds for the Fiscal Year Ended October 31, 2018

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Fund	All Classes	Class A	Class T	Class I	Class R
1290 Convertible Securities Fund	0.70%	0.64%	N/A	0.64%	0.64%
1290 Diversified Bond Fund	0.76%	0.80%	N/A	0.63%	0.77%
1290 DoubleLine Dynamic Allocation Fund	0.75%	0.46%	N/A	0.46%	0.46%
1290 GAMCO Small/Mid Cap Value Fund	0.75%	0.55%	0.56%	0.52%	0.56%
1290 Global Talents Fund	0.80%	0.69%	N/A	0.69%	0.69%
1290 High Yield Bond Fund	0.60%	0.73%	0.72%	0.72%	0.72%
1290 Low Volatility Global Equity Fund	0.50%	N/A	N/A	4.72%	N/A
1290 Multi-Alternative Strategies Fund	0.50%	0.76%	N/A	0.76%	0.76%
1290 SmartBeta Equity Fund	0.70%	1.27%	1.51%	1.26%	1.26%

The following table shows the current contractual rate of the advisory fee (as a percentage of the Fund’s average daily net assets) payable by the Fund listed in the table, which is subject to contractual advisory fee rates that changed during the last fiscal year.

Funds*	First $4 Billion	Next $4 Billion	Thereafter
1290 Diversified Bond Fund	0.600%	0.580%	0.560%

* Effective June 15, 2018

The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval. A discussion of the basis for the decision by the Board of Trustees to approve the investment advisory and sub-advisory, as applicable, agreements with respect to the Funds is available in the 1290 Funds’ Semi-Annual and Annual Reports to Shareholders for the periods ended April 30, 2018 and October 31, 2018, respectively.

Administration Fees

The Adviser also currently serves as the Administrator of the Funds. The administrative services provided to the Funds by the Adviser include, among others, coordination of 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Fund pays the Adviser an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum of $30,000 per Fund or sleeve of a Fund, as applicable.

Expense Limitation Agreement

In the interest of limiting through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Fund, the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of each Fund’s business and, except for certain Funds as indicated below, fees and expenses of other investment companies in which a Fund may invest), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.00%	1.00%	1.00%	1.00%
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%

1290 Funds	More information on fees and expenses	59

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 DoubleLine Dynamic Allocation Fund*	0.95%	0.95%	0.95%	0.95%
1290 GAMCO Small/Mid Cap Value Fund*	1.00%	1.00%	1.00%	1.00%
1290 Global Talents Fund	1.00%	1.00%	1.00%	1.00%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%
1290 Low Volatility Global Equity Fund*	0.65%	0.65%	0.65%	0.65%
1290 Multi-Alternative Strategies Fund*	1.40%	1.40%	1.40%	1.40%
1290 SmartBeta Equity Fund	0.90%	0.90%	0.90%	0.90%
*	For purposes of calculating the maximum annual operating expense limit, the fees and expenses of other investment companies in which the Fund invests are included in annual operating expenses.

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the combination of a Fund’s expense ratio and such reimbursements does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Fund will be charged such lower expenses. The Adviser’s selection of Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

The annual operating expenses of each Fund, as disclosed in this Prospectus, do not reflect any fees and expenses that are imposed by sponsors of products that offer a Fund as an underlying investment option, such as retirement plans and/or variable life insurance contracts and variable annuity certificates and contracts. Such fees and expenses would increase a Fund’s overall fees and expenses, and would not be subject to the expense caps described above, thereby reducing the Fund’s returns.

60	More information on fees and expenses	1290 Funds

3. More information on strategies and risks

Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Fund has its own investment objective, policies and strategies. There is no assurance that a Fund will achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Fund is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

The 1290 Convertible Securities Fund seeks a high level of total return. The 1290 Diversified Bond Fund seeks to maximize total return consisting of income and capital appreciation. The 1290 DoubleLine Dynamic Allocation Fund seeks to achieve total return from long-term capital appreciation and income. The 1290 GAMCO Small/Mid Cap Value Fund seeks to maximize capital appreciation. The 1290 Global Talents Fund seeks to provide long-term capital growth. The 1290 High Yield Bond Fund seeks to maximize current income. The 1290 Low Volatility Global Equity Fund seeks long-term capital appreciation while managing portfolio volatility. The 1290 Multi-Alternative Strategies Fund seeks long-term growth of capital. The 1290 SmartBeta Equity Fund seeks to achieve long-term capital appreciation.

80% Policies

The 1290 Convertible Securities Fund has a non-fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. The 1290 Diversified Bond Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. The 1290 GAMCO Small/Mid Cap Value Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of small- and mid-capitalization companies. The 1290 High Yield Bond Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The 1290 Low Volatility Global Equity Fund has a non-fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities through investments in Underlying ETFs that invest primarily in equity investments (such as common and preferred stocks, rights and warrants, and depositary receipts). The 1290 SmartBeta Equity Fund has a non-fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. These policies are subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Fund. As applicable, a Fund takes into consideration the investment policies of Underlying ETFs at the time of investment in determining compliance with its 80% policy.

Each Sub-Adviser has complete discretion to select portfolio securities for its Fund’s assets (or portion thereof), subject to the Fund’s investment objective, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “About the Funds — Investments, Risks, and Performance” for each Fund.

Underlying ETFs

The 1290 Multi-Alternative Strategies Fund and 1290 Low Volatility Global Equity Fund invest primarily in securities issued by the Underlying ETFs. Accordingly, these Funds’ performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, the Underlying ETFs are designed to provide investment results corresponding to an index of securities. These Funds may also invest in actively managed Underlying ETFs. The Underlying ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some Underlying ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of these Underlying ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which the Underlying ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting the Underlying ETFs occur in the future, the liquidity and value of the assets of each of these Funds, and thus the value of these Funds’ shares, also could be substantially and adversely affected.

You may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of a Fund instead of in the Fund itself. An investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing services provided by the Adviser.

Generally, a Fund’s investments in Underlying ETFs are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However,

1290 Funds	More information on strategies and risks	61

many Underlying ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the Underlying ETFs and the investing funds. The Funds may rely on these exemptive orders in investing in Underlying ETFs.

The tables below list the Underlying ETFs in which the Funds currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Funds will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

1290 Low Volatility Global Equity Fund

Domestic Equity

iShares® Core S&P Total U.S. Stock Market ETF

iShares® Edge MSCI Min Vol USA ETF

iShares® Edge MSCI Min Vol USA Small-Cap ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Low Volatility ETF

SPDR® SSGA US Large Cap Low Volatility Index ETF

SPDR® SSGA US Small Cap Low Volatility Index ETF

Vanguard S&P 500 ETF

Emerging Equity

iShares® Core MSCI Emerging Markets ETF

iShares® Edge MSCI Min Vol Emerging Markets ETF

Invesco S&P Emerging Markets Low Volatility ETF

Vanguard FTSE Emerging Markets ETF

Global Equity

iShares® Edge MSCI Min Vol Global ETF

International Developed Equity

iShares® Core MSCI EAFE ETF

iShares® Edge MSCI Min Vol EAFE ETF

Invesco S&P International Developed Low Volatility ETF

Vanguard FTSE Developed Markets ETF

1290 Multi-Alternative Strategies Fund

Absolute Return

ProShares Hedge Replication ETF

Commodities

iShares® MSCI Global Agriculture Producers ETF

Invesco DB Agriculture Fund

Invesco DB Commodity Index Tracking Fund

Invesco DB Energy Fund

iShares® Commodities Select Strategy ETF

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

Convertible Securities

SPDR® Bloomberg Barclays Convertible Securities ETF

iShares® Convertible Bond ETF

Currency

Invesco DB G10 Currency Harvest Fund

Global Real Estate

iShares® Core U.S. REIT ETF

Vanguard Global ex-U.S. Real Estate Index Fund

Managed Futures

WisdomTree® Managed Futures Strategy Fund

First Trust Morningstar Managed Futures Strategy Fund

JPMorgan Managed Futures Strategy ETF

ProShares Managed Futures Strategy ETF

Event Driven

IQ Merger Arbitrage ETF

JPMorgan Event Driven ETF

ProShares Merger ETF

Multi-Strategies

JPMorgan Diversified Alternatives ETF

Precious and Base Metals

Invesco DB Base Metals Fund

Invesco DB Gold Fund

Invesco DB Precious Metals Fund

Invesco DB Silver Fund

SPDR® S&P Metals & Mining ETF

Real Return

iShares® TIPS Bond ETF

Vanguard Short-Term Inflation-Protected Securities Index Fund ETF

Long/Short Equity

JPMorgan Long/Short ETF

ProShares RAFI Long/Short ETF

First Trust Long/Short Equity ETF

62	More information on strategies and risks	1290 Funds

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Funds — Investments, Risks, and Performance — Principal Investment Strategy” section for each Fund, and information about additional investment strategies that a Fund may employ in pursuing its investment objective. The Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds’ Statement of Additional Information (“SAI”).

Alternative Investments. Under normal market conditions, the 1290 Multi-Alternative Strategies Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies. Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (e.g., absolute return and real return strategies); taking both long and short positions on securities believed to be significantly under- or over-priced (e.g., long/short equity) taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of non-traditional (alternative) strategies (e.g., multi strategies). Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Bank Loans. A Fund may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Fund may acquire a bank loan through a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which the Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash Management. Each Fund may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Funds may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Fund may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Fund. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

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Derivatives. A Fund may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Fund may invest and to other economic factors that affect the Fund’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other fund management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Fund). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Fund may invest. A Fund that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Fund’s obligations under derivative transactions.

Enhanced Convertible Securities. In addition to “plain vanilla” convertible securities, the 1290 Convertible Securities Fund and 1290 Global Talents Fund may invest in convertible securities with a variety of payoff structures that have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Equity Securities. A Fund may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts (“REITs”).

Exchange Traded Funds (“ETFs”). A Fund may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Fund may invest in short- and long-term fixed income securities in pursuing its investment objective and for other fund management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. A Fund may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets

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are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Fund may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Fund will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may involve the use of leverage because the Fund is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Fund, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds. A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury Department uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Department inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered ordinary income in the taxable year of the increase to an investing Fund, which generally must distribute the amount of that income for federal income tax purposes even though it does not receive the increased principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). A Fund may participate in the IPO market, and a significant portion of a Fund’s returns may be

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attributable to its investment in IPOs, which have a magnified impact on Funds with small asset bases, which the Funds will be for some time. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Fund may be affected by such fluctuations.

Investment Grade Securities. A Fund may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser or the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Fund may invest in the securities of large-capitalization companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Funds may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Fund may invest in the securities of mid-, small- and micro-capitalization companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Fund may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Funds may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or deemed to be of comparable quality by the Adviser or a Sub-Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

Options. A Fund may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Fund forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

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Portfolio Turnover. The Funds do not restrict the frequency of trading to limit expenses. A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). A high portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.

Preferred Stocks. A Fund may invest in preferred stocks. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (REITs). Certain Funds may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate.

Securities of Other Investment Companies. Certain Funds may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Funds may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. A Fund that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Fund is invested in these instruments, the Fund will not be pursuing its investment goal.

U.S. Government Securities. A Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury Department (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. A Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by the Fund’s investment objective(s), principal investment strategies and particular risk factors. Each Fund follows a distinct set of investment strategies. Consequently, each Fund may be subject to different risks. Some of the risks, including the principal risks, of investing in the Funds are discussed below. However, other factors may also affect each Fund’s investment results. There is no assurance that a Fund will achieve its investment objective(s) or that it will not lose value. For further information about investment risks, please see the Funds’ SAI.

To the extent a Fund invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Fund will be subject to the risks of investing in such securities or other instruments. The Underlying

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ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. To the extent a Fund invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Fund” may include a Fund, an Underlying ETF, or both.

General Investment Risks: Each Fund is subject to the following general risks:

Asset Class Risk: A Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Fund, its service providers, and third-party fund distribution platforms, and your ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser, Fund service providers, or third-party fund distribution platforms to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Market Risk: A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Portfolio Management Risk: A Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Fund, as well as a Fund’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Fund.

Recent Market Conditions Risk: Prices of many U.S. equity securities have increased substantially over several years, U.S. unemployment has declined, and many market participants reportedly expect the Federal Reserve to continue raising interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values. Higher interest rates may further strengthen the already strong U.S. dollar, which may harm U.S. companies that rely significantly on exports. Some market participants have expressed concern that with the large number of investments in passive products following certain indices, the securities that make up those indices have been artificially inflated in value.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

In addition, national economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Political and diplomatic events within the U.S. and abroad, such as the 2019 federal government shutdown or the threat of a future shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Equity markets in the United States and China seem very sensitive to the outlook for the current U.S.-China “trade war.”

Regulatory Risk: Each Fund is subject to a variety of laws and regulations that govern its operations. Each Fund is subject to regulation by the Securities and Exchange Commission (“SEC”), and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws

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or regulations may materially impact a Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Fund to achieve its investment objective, may impact the Fund’s investment policies or strategies, or may reduce the attractiveness of an investment. A Fund also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with a Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Valuation Risk: The price at which a Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its net asset value. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Principal Investment Risks: As indicated in “About the Funds — Investments, Risks, and Performance — Principal Risks,” a Fund may be subject to the following principal risks:

Non-Traditional (Alternative) Investment Risk: To the extent a Fund invests in Underlying ETFs that invest in non-traditional (alternative) investments, the Fund will be subject to the risks associated with such investments. Non-traditional (alternative) investments use a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of non-traditional (alternative) investments is not expected to correlate closely with more traditional investments; however, it is possible that non-traditional (alternative) investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Non-traditional (alternative) investments can be highly volatile, are often less liquid, particularly in periods of stress, and are generally more complex and less transparent than traditional investments. Non-traditional (alternative) investments also may have more complicated tax considerations than traditional investments. In addition, the performance of non-traditional (alternative) investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of non-traditional (alternative) investments may not achieve the desired effect and may result in losses to a Fund.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. In addition, a Fund may maintain cash and cash equivalent positions as part of the Fund’s strategy in order to take advantage of investment opportunities as they arise, to manage the Fund’s market exposure and for other portfolio management purposes. As such, a Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as 1290 Funds’ custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Fund’s performance due to missed investment opportunities and may also subject a Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Loan Obligations Risk: The risks of an investment in a collateralized loan obligation (“CLO”) depend largely on the quality and type of the collateral and the class or “tranche” of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under a Fund’s liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt

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instruments (e.g., interest rate risk and credit risk), CLOs carry risks which may cause a Fund’s investment to lose value, including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral may decline in value or default; (c) the possibility that a Fund may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity Risk: Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.

Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Fund’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Investments by the Fund in convertible debt securities may not be subject to any ratings restrictions, but a Fund’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Counterparty Risk: A Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

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Credit Risk: A Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, proposed legislation and regulations to reform rating agencies could adversely impact a Fund’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include futures, options, options on futures, forward contracts, swaps and structured securities. Investing in derivatives involves investment techniques and risks different from, and in some respects greater than, those associated with traditional securities and may involve increased transaction costs. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Fund’s derivatives position could lose value. A Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Fund’s net asset value. Derivatives may be leveraged such that a small investment can have a significant impact on a Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Fund to sell or otherwise close out a derivatives position, could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets could limit a Fund’s ability to pursue other opportunities as they arise. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Fund also could suffer unlimited losses related to its derivatives positions as a result of unanticipated market movements if, for example, the position is on the short (sell) side of a futures transaction or the Fund is acting as the grantor of an option. A Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased

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regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Fund more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a Fund’s ability to invest, or remain invested, in certain derivatives. For example, future regulations may require a Fund to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Fund’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Fund. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Distressed Companies Risk: A Fund may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Fund may lose a substantial portion or all of its investment in such securities or it may be required to accept cash or securities with a value less than the Fund’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dollar Roll and Sale-Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase a Fund’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed-income securities.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Fund’s ESG screens will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

Exchange-Traded Funds Risk: A Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Fund.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation

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between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its

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ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Fund’s investments. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

Geographic Concentration Risk: A Fund that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted. A Fund’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from

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the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit the Adviser’s or a Sub-Adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts, which could result in a loss to a Fund, are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Fund to leveraging risk.

Index Strategy Risk: A Fund that employs an index strategy generally invests in the securities included in its index or a representative sample of such securities, regardless of market trends, to track the performance of an unmanaged index of securities, whereas an actively managed Fund typically seeks to outperform a benchmark index. A Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, a Fund may not invest in all of the securities in the index. Also, a Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of a Fund, portfolio transaction costs, changes in the securities that comprise the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Fund may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of a Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the

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sensitivity of a Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to a Fund. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Inverse Floaters Risk: Inverse floaters are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Fund comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Fund investments may exhibit higher volatility than expected or underperform the markets. A Fund’s strategy may result in the Fund underperforming the general securities markets, particularly during periods of strong positive market performance.

Investment Style Risk: A Fund may use a particular style or set of styles — for example, growth and/or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Fund using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Fund also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Fund using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead

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to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Leveraging Risk: When a Fund leverages its holdings, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. For example, a Fund may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that a Fund’s use of any leverage will be successful. When a Fund utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Fund to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Fund’s ability to pursue its objectives or other opportunities as they arise.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s investments purchased with the remainder of the assets. Conversely, it is possible that a rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which a Fund invests, or a particular investment in which a Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Fund is carrying them. A Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent a Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.. Any of these events may result in losses to a Fund.

In October 2016, the SEC adopted Rule 22e-4 under the Investment Company Act, which mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Funds. Among other things, the rule requires open-end funds, including the Funds, to establish, and the Funds have established, a liquidity risk management program to assess, manage, and periodically review the Funds’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with implementing the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the implementation of the program. Changes related to the rule may increase a Fund’s expenses, may negatively affect a Fund’s yield and return potential, and may not reduce a Fund’s liquidity risk.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

A Fund’s investments in loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due

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in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral could satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Fund’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that a Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Mortgage-Related and Other Asset-Backed Securities Risk:

Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce the liquidity of such securities. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Fund purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non blemished credit histories with regard to the borrowers’ credit

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standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit or liquidity enhancements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

New Fund Risk: Certain Funds may be relatively new and small with limited operating history. A new Fund’s performance may not represent how the Fund is expected to or may perform in the long-term and a Fund may not be successful in implementing its respective investment strategies. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. There can be no assurance that such Funds will grow to or maintain an economically viable size, which could result in a Fund, including a Fund offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Fund, which may result in higher fund expenses and lower total return, and may generate a greater amount of capital gain distributions to Fund shareholders than if the Fund had low portfolio turnover.

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Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by a Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Fund may be paid off by the issuer more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities, heighten interest rate risk, and increase the magnitude of any resulting price declines.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Fund. The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Fund’s net asset value.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Fund’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Fund may have a lower return than if the Fund were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs“) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in

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the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a Fund that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Fund. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies: A Fund that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular investment company will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the investment company, which will vary. The other investment companies may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Fund. In December 2018, the SEC proposed a new rule, and proposed to rescind and amend certain other related rules, applicable to fund of fund arrangements under the Investment Company Act, which proposals, if adopted, would significantly reorder the rules applicable to such arrangements and may significantly affect many existing funds of funds. The precise impact that such proposals, if adopted, would have on a Fund that invests in other investment companies cannot yet be determined.

Risks Related to Investments in Underlying ETFs: A Fund that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Fund’s performance. In addition, the Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. The Underlying ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Fund.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of

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its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.

In December 2018, the SEC proposed a new rule, and proposed to rescind and amend certain other related rules, applicable to fund of fund arrangements under the Investment Company Act, which proposals, if adopted, would significantly reorder the rules applicable to such arrangements and may significantly affect many existing funds of funds. The precise impact that such proposals, if adopted, would have on a Fund that invests in Underlying ETFs cannot yet be determined.

Sector Risk: To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Fund may lend its portfolio securities to broker-dealers approved by the Board of Trustees to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser (or the Sub-Adviser, as the case may be), the consideration to be earned from such loans would justify the risk.

Special Situations Risk: A Fund may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Fund would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. A Fund’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Fund may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Fund may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Fund to dispose of them at an advantageous price.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the

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U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Fund owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Fund’s value to the extent that it invests in variable rate securities.

Volatility Risk: The Underlying ETFs selected by the Adviser for the 1290 Low Volatility Global Equity Fund may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the 1290 Low Volatility Global Equity Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, a Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Additional Information about Risks: Additional information that may be associated with a Fund’s principal risks but that may not be principal to a Fund’s investment strategies follows:

Banking Industry Sector Risk: To the extent a Fund invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.

Concentration Risk: If an Underlying ETF concentrates in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Dividend Risk: Dividends received on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Financial Services Sector Risk: To the extent a Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government

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regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.

Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Fund may hold IPO shares for a very short period of time. At times, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities allocated to any one Fund may decrease. To the extent a Fund with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Funds with small asset bases. The impact of IPOs on such a Fund’s performance will likely decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. There is no guarantee that as such a Fund’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Listed Private Equity Company Risk: Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules governing money market funds. These rules affect the manner in which money market funds are structured and operated, and may significantly affect the money market fund industry generally and, therefore, may impact a money market fund’s expenses, operations, returns and liquidity.

Municipal Securities Risk: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with

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natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.

Short Position Risk: A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.

Sub-Adviser Selection Risk: A Fund is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Funds, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Tax Risk: A Fund is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Unrated Debt Securities Risk: Unrated debt securities determined by the investment manager to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

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Benchmarks

The performance of each Fund that has annual returns for at least one calendar year, as shown in the section “About the Funds”, is compared to that of a broad-based securities market index and/or a blended index. Each Fund’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which a Fund is likely to select its holdings.

60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 40%.

ICE BofAML 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML All U.S. Convertibles Index consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofAML U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as the BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-based securities.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 22 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 24 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market capitalization-weighted.

Russell 2500™ Index measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market capitalization-weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market capitalization-weighted.

Standard & Poor’s 500® Composite Price Index (S&P 500® Index) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization-weighted, thereby giving greater weight to companies with the largest market capitalizations.

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Information Regarding the Underlying ETFs

Below is a list of the ETFs in which the 1290 Multi-Alternative Strategies Fund and 1290 Low Volatility Global Equity Fund currently may invest. The ETFs in which the 1290 Multi-Alternative Strategies Fund and 1290 Low Volatility Global Equity Fund may invest may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Each ETF is subject to, among other risks, Asset Class Risk, Issuer-Specific Risk, Market Risk and Portfolio Management Risk, which generally are discussed in the “More About Investment Strategies and Risks” section of this Prospectus. Additional principal risks specific to each ETF, as disclosed in each ETF’s Prospectus, are listed below. Information regarding these risks also is available in the section “More About Investment Strategies and Risks” and in the ETFs’ Prospectuses. The ETFs’ Prospectuses and Statements of Additional Information, which contain additional information regarding the ETFs, are available by contacting your financial professional. The information below is derived from disclosures contained in each ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ABSOLUTE RETURN
ProShares Hedge Replication ETF	Seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model-Exchange Series.	The fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Merrill Lynch Factor Model-Exchange Series (“Benchmark”). The Benchmark, established by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index.

•  Risks Associated with the Use of Derivatives

•  Benchmark Performance Risk

•  Correlation Risk

•  Counterparty Risk

•  Debt Instrument Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Exposure to Foreign Currency Risk

•  Foreign Investments/Emerging Market Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

COMMODITIES
iShares® MSCI Global Agriculture Producers ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture.	The fund seeks to track the investment results of the MSCI ACWI Select Agriculture Producers Investable Market Index (“Index”), which has been developed by MSCI Inc. to measure the combined performance of equity securities of companies primarily engaged in the business of agriculture in both developed and emerging markets. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Agricultural Production Industry Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Chemicals Industry Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Machinery Industry Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Agriculture Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Diversified Agriculture Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Diversified Agriculture Index Excess Return, which is comprised of one or more underlying commodities and is intended to reflect the agricultural sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Commodity Index Tracking Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return, over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Diversified Commodity Index Excess Return, which is a rules-based index composed of futures contracts on 14 of the most heavily traded and important physical commodities in the world.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Commodities Select Strategy ETF	Seeks total return by providing investors with broad commodity exposure.	The fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps and commodity-related equity securities, thereby obtaining exposure to the commodities markets. The fund is a actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Cash Management Risk

•  Commodity-Linked Derivatives Risk

•  Commodity Regulatory Risk

•  Commodity Risk

•  Concentration Risk

•  Counterparty Risk

•  Credit Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Futures Contract Risk

•  Geographic Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Metals and Mining Industry Risk

•  Money Market Instruments Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Risk of Swap Agreements

•  Securities Lending Risk

•  Subsidiary Risk

•  Tax Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	Seeks long term capital appreciation.	The fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing in financial instruments that are economically linked to the world’s most heavily traded commodities. Commodities are assets that have properties, such as oil, agricultural produce or raw metals.

•  Active Trading Risk

•  Management Risk

•  Futures Contract Risk

•  Authorized Participant Concentration Risk

•  Commodity-Linked Derivative Risk

•  Pooled Investment Vehicle Risk

•  ETN Risk

•  Liquidity Risk

•  Collateral Securities Risk

•  Interest Rate Risk

•  Valuation Risk

•  Clearing Broker Risk

•  Cash Transaction Risk

•  Tax Risk

•  Market Risk

•  Market Trading Risk

•  Gap Risk

•  Investment Risk

•  Commodity Pool Risk

•  Subsidiary Investment Risk

•  Derivatives Risk

•  Counterparty Risk

•  Risk of Commodity-Linked Notes

•  Options Risk

•  Swap Agreements Risk

•  Investment Company Risk

•  Equity Risk

•  Leverage Risk

CONVERTIBLE SECURITIES
SPDR® Bloomberg Barclays Convertible Securities ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets.	Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays US Convertible Liquid Bond Index (“Index”) or in securities that the fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds.

•  Below Investment-Grade Securities Risk

•  Consumer Staples Sector Risk

•  Convertible Securities Risk

•  Debt Securities Risk

•  Income Risk

•  Index Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Preferred Securities Risk

•  Restricted Securities Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Convertible Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million.	The fund seeks to track the investment results of the Bloomberg Barclays U.S. Convertible Cash Pay Bond >$250MM Index (the “Underlying Index”). The Underlying Index is a subset of the Bloomberg Barclays U.S. Convertibles: Cash Pay Bonds Index, which is one of the four classes of the Bloomberg Barclays U.S. Convertibles Index (i.e., cash pay, zero coupon, preferred and mandatory convertible bonds) and measures the performance of the U.S. dollar-denominated convertibles market. The Underlying Index is market capitalization-weighted and consists of only cash pay convertible bonds.

•  Agency Debt Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Call Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Convertible Securities Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Technology Sector Risk

•  Tracking Error Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

CURRENCY
Invesco DB G10 Currency Harvest Fund	Seeks to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index® — Excess Return (“Index”), over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund invests in futures contracts in an attempt to track its Index. The Index is designed to reflect the return from investing on a 2:1 leveraged basis in long currency futures positions for certain currencies associated with relatively high yielding interest rates and in short currency futures positions for certain currencies associated with relatively low yielding interest rates.

•  Authorized Participant Concentration Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Currency Risk

•  ETFs Risk

•  Foreign Exchange Related Products Risk

•  Futures Trading Volatility Risk

•  Interest Rate Risk

•  Leveraged Trading Risk

•  Liquidity Risk

•  Market Trading Risk

•  Passive Investment Risk

•  Tracking Error Risk

•  Regulatory Risk

•  Not a Registered Investment Company

DOMESTIC EQUITY
iShares® Core S&P Total U.S. Stock Market ETF	Seeks to track the investment results of a broad-based index composed of U.S. equities.	The fund employs an indexing investment approach designed to track the performance of the S&P Total Market Index™ (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of the collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol USA ETF	Seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, which is composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.	The fund employs an indexing investment approach designed to track the performance of the MSCI USA Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Volatility Risk

iShares® Edge MSCI Min Vol USA Small-Cap ETF	Seeks to track the investment results of the MSCI USA Small Cap Minimum Volatility (USD) Index, which is composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market.	The fund employs an indexing investment approach designed to track the performance of the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Tracking Error Risk

•  Volatility Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P 500® Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P 500 Low Volatility Index (“Index”). Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) selects 100 securities from the S&P 500 Index for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by S&P DJI. The fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.	• Equity Risk • Industry Concentration Risk • Market Risk • Market Trading Risk • Authorized Participant Concentration Risk • Non-Correlation Risk • Index Risk • Issuer-Specific Changes
Invesco S&P 500® High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index.	The fund generally will invest at least 90% of its total assets in securities that comprise the S&P 500® Low Volatility High Dividend Index (“Index”). Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) identifies from the S&P 500® Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector with the S&P 500® Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  High Dividend Paying Securities Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Market Risk

•  Market Trading Risk

•  Index Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes

Invesco S&P MidCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P MidCap 400® Low Volatility Index (“Index”). Strictly in accordance with its procedures and mandated guidelines, S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization range securities that are contained in the S&P MidCap 400® Index. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Equity Risk

•  Mid-Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Real Estate Securities Risk

•  Issuer-Specific Changes

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P SmallCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P SmallCap 600® Low Volatility Index (“Index”). Strictly in accordance with its procedures and mandated guidelines, S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization range securities that are contained in the Index. S&P DJI weights the 120 securities within the Index based on the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

•  Equity Risk

•  Financials Sector Risk

•  Small Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes

SPDR® SSGA US Large Cap Low Volatility Index ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.	The fund employs a sampling strategy, which means it may purchase a subset of the securities in the SSGA US Large Cap Low Volatility Index (“Index”), in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® SSGA US Small Cap Low Volatility Index ETF	Seeks to provide investment results, that before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.	The fund employs a sampling strategy, which means that it is not required to purchase all of the securities represented in the SSGA US Small Cap Low Volatility Index (“Index”). Instead, the fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Real Estate Sector Risk

•  Small-Capitalization Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

Vanguard S&P 500 ETF	Seeks to track the performance of the S&P 500 Index, which measures the investment return of large-capitalization stocks.	The fund employs an indexing investment approach designed to track the performance of the S&P 500 Index (“Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The fund attempts to replicate the performance of the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• ETF Risk • Stock Market Risk • Investment Style Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EMERGING EQUITY
iShares® Core MSCI Emerging Markets ETF	Seeks to track the investment results of an Index composed of large-, mid- and small-capitalization emerging market equities.	The fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Investable Market Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling index strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol Emerging Markets ETF	Seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index, which is composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.	The fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

•  Volatility Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P Emerging Markets Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility Index™.	The fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI Emerging Markets Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Emerging Markets Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Financial Services Sector Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, which measures the investment return of stocks issued by companies located in emerging market countries.	The fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index (“Index”), a market-capitalization-weighted index that is made up of approximately 4,032 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics.	• Stock Market Risk • Emerging Markets Risk • Country/Regional Risk • Currency Risk • China A-Shares Risk • Index Sampling Risk • ETF Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EVENT DRIVEN
IQ Merger Arbitrage ETF	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Merger Arbitrage Index.	The fund employs a “passive management” — or indexing —investment approach designed to track the performance of the IQ Merger Arbitrage Index (“Index”). The Index seeks to employ a systematic investment process designed to identify opportunities in companies whose equity securities trade in developed markets, including the U.S., and which are involved in announced mergers, acquisitions and other buyout-related transactions.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Custody Risk

•  Derivatives Risk

•  Index Risk

•  Tracking Error Risk

•  Merger Arbitrage Risk

•  Mid and Small-Capitalization Companies Risk

•  Operational Risk

•  Portfolio Turnover Risk

•  High Portfolio Turnover Risk

•  Non-Diversified Risk

•  Investment in Foreign Merger Transactions Risk

•  Short Sales Risk

•  Market Risk

•  Issuer Risk

•  Passive Management Risk

•  Trading Price Risk

•  Foreign Securities Risk

•  Currency Risk

•  Equity Securities Risk

•  Foreign Securities Valuation Risk

JPMorgan Event Driven ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by employing an event-driven investment strategy, primarily investing in companies that the fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. The fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. Under normal market conditions, the fund’s adviser currently expects that a significant portion of the fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments.

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Event Driven Strategy Risk

•  Foreign Securities Risk

•  General Market Risk

•  Geographic Focus Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Model and Data Risk

•  Short Selling Risk

•  Smaller Company Risk

•  Securities Lending Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ProShares Merger ETF	Seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index.	The fund is designed to track the performance of the S&P Merger Arbitrage Index (“Index”) and provide exposure to a global merger arbitrage strategy. The Index, and by extension the fund, seeks to produce consistent, positive returns in virtually all market environments.

•  Risks Associated with the Use of Derivatives

•  Correlation Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Financials Industry Risk

•  Foreign Investments Risk

•  Index Performance Risk

•  Large-Cap Company Investment Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy

•  Risks Related to the Merger Arbitrage Strategy

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL EQUITY
iShares® Edge MSCI Min Vol Global ETF	Seeks to track the investment results of the MSCI ACWI Minimum Volatility (USD) Index, which is composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.	The fund employs an indexing investment approach designed to track the performance of the MSCI ACWI Minimum Volatility (USD) Index (“Index”). The fund invests by sampling the Index, meaning it invests in a representative sample of securities that collectively has an investment profile similar to that of the Index. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund’s performance track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL REAL ESTATE
iShares® Core U.S. REIT ETF	Seeks to track the investment results of an index composed of U.S. real estate equities.	The fund seeks to track the investment results of the FTSE NAREIT Equity REITs Index (the “Underlying Index”), which measures the performance of U.S. listed equity real estate investment trusts (“REITs”), excluding infrastructure REITs, mortgage REITs, and timber REITs. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the fund’s adviser believes will help the fund track the Underlying Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

Vanguard Global ex-U.S. Real Estate Index Fund	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.	The fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index (“Index”), a float-adjusted, market-capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index	• Industry Concentration Risk • Investment Style Risk • Stock Market Risk • Asset Concentration Risk • Country/Regional Risk • Currency Risk • Derivatives Risk • ETF Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL DEVELOPED EQUITY
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of the MSCI EAFE IMI Index, which is composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol EAFE ETF	Seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index, which is composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada.	The fund employs an indexing investment approach designed to track the performance of the MSCI EAFE Minimum Volatility (USD) Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P International Developed Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low Volatility Index™.	The fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI International Developed Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. The fund generally invests in all of the securities comprising its (Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

Vanguard FTSE Developed Markets ETF	Seeks to track the performance of the FTSE Developed All Cap ex US Index, which measures the investment return of stocks issued by companies located in Canada and the major markets of Europe and the Pacific region.	The fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index (“Index”), a market-capitalization-weighted index that is made up of approximately 3,790 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The fund attempts to replicate the performance of the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• ETF Risk • Stock Market Risk • Country/Regional Risk • Investment Style Risk • Currency Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LONG/SHORT EQUITY
JPMorgan Long/Short ETF	Seeks to provide long-term total return.	The fund seeks to profit from the relative returns of equity securities by maintaining long and short positions. Under normal market conditions, the fund employs the Equity Long/Short strategy to access certain return factors. The strategy involves simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and selling equities (selling short) that the fund’s adviser believes are unattractive based on relevant return factors. The fund generally will maintain a total net long market exposure under normal market conditions, meaning that the fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. The fund’s adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategy.

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Long/Short Strategy and Return Factors Risk

•  Model and Data Risk

•  Short Selling Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Securities Lending Risk

ProShares RAFI Long/Short ETF	Seeks investment results, before fees and expenses, that track the performance of the FTSETM RAFI US 1000 Long/Short Total Return Index.	The fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the FTSETM RAFI US 1000 Long/Short Total Return Index (“Index”). The Index allocates an aggregate equal dollar amount to both long and short equity positions each time the Index rebalances.

•  Risks Associated with the Use of Derivatives

•  Long/Short Risk

•  Correlation Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Index Performance Risk

•  Information Technology Industry Risk

•  Large-Cap Company Investment Risk

•  Liquidity Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
First Trust Long/Short Equity ETF	Seeks to provide investors with long-term total return.	The fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and/or U.S. exchange-traded funds that provide exposure to such securities (collectively, “Equity Securities”). Under normal circumstances, at least 80% of the fund’s net assets (including investment borrowings) will be exposed to Equity Securities. The Equity Securities held by the fund may include U.S. exchange-listed equity securities of non-U.S. issuers, as well as investments in the equity securities of non-U.S. issuers that are in the form of depositary receipts. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the fund to try and profit from the falling price of a security. The fund may invest up to 20% of its net assets (including investment borrowings) in U.S. exchange-listed equity index futures contracts.

•  Authorized Participant Concentration Risk

•  Cyber Security Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Equity Securities Risk

•  ETF Risk

•  Financial Companies Risk

•  Fluctuation of Net Asset Value Risk

•  Management Risk

•  Market Maker Risk

•  Market Risk

•  Non-U.S. Securities Risk

•  Portfolio Turnover Risk

•  Short Sales Risk

•  Trading Issues Risk

MANAGED FUTURES
WisdomTree® Managed Futures Strategy Fund	Seeks to provide investors with positive total returns in rising or falling markets.	The fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described in the fund’s prospectus.

•  Investment Risk

•  Market Risk

•  Shares of the Fund May Trade at Prices Other Than NAV

•  Benchmark Risk

•  Cash Redemption Risk

•  Commodity Risk

•  Counterparty and Issuer Credit Risk

•  Currency Exchange Rate Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Management Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Repurchase Agreement Risk

•  Short Sales Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Volatility Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
First Trust Morningstar Managed Futures Strategy Fund	Seeks to provide investors with positive returns.	The fund is an actively managed exchange-traded fund that seeks to achieve positive returns that are not directly correlated to broad market equity or fixed income returns. The fund seeks to exceed the performance of the Morningstar Diversified Futures Index, its Benchmark, by actively selecting investments for the fund with varying maturities from the underlying components of the Benchmark.

•  Authorized Participant Concentration Risk

•  Benchmark Risk

•  Cash Transaction Risk

•  Clearing Broker Risk

•  Commodity Risk

•  Counterparty Risk

•  Credit Risk

•  Currency Exchange Rate Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Exchange-Traded Fund Risk

•  Fluctuation of Net Asset Value Risk

•  Foreign Commodity Markets Risk

•  Frequent Trading Risk

•  Futures Risk

•  Gap Risk

•  Income Risk

•  Interest Rate Risk

•  Investment Companies Risk

•  Liquidity Risk

•  Management Risk

•  Market Maker Risk

•  Market Risk

•  Non-Correlation Risk

•  Non-U.S. Investment Risk

•  Regulatory Risk

•  Repurchase Agreement Risk

•  Short Sales Risk

•  Small Fund Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Trading Issues Risk

•  U.S. Government And Agency Securities Risk

•  Volatility Risk

•  Whipsaw Markets Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Managed Futures Strategy ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the fund’s adviser’s assessment of their attractiveness. Under normal market conditions, the fund employs the Managed Futures strategy to access certain return factors, which include but are not limited to, Momentum and Carry Trades. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities and currencies (including in emerging markets).

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Managed Futures Strategies and Return Factors Risks

•  Model and Data Risk

•  Non-Diversified Fund Risk

•  Rolling Futures Contract Risk

•  Short Selling Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

ProShares Managed Futures Strategy ETF	Seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets.	The fund is an actively managed exchange traded fund and uses the S&P Strategic Futures Index (“Benchmark”) as a performance benchmark. While the fund generally will seek exposure to the commodity and financial markets included in the Benchmark, the fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. Under normal market conditions, the fund invests in a portfolio of commodity futures contracts and currency and U.S. Treasury futures contracts (collectively, “Futures Contracts”). The fund will also hold cash or cash equivalents such as U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities for direct investment or as collateral for Futures Contracts. The fund may also invest up to 100% of its assets in any of these types of cash or cash equivalent instruments.

•  Risks Associated with the Use of Futures Contracts

•  Active Management Risk

•  Commodity and Currency Risk

•  Commodity Market Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Fixed Income and Market Risk

•  Foreign Currency Risk

•  General Risks Related to Commodities, Foreign Currencies and Fixed Income Futures

•  Interest Rate Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Market Risk

•  Monthly Repositioning Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Risks Related to a Managed Futures Strategy

•  Rolling Futures Contract Risk

•  Short Sale Exposure Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Valuation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

MULTI-STRATEGIES
JPMorgan Diversified Alternatives ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the fund’s adviser fall into the following broad categories: Equity Long/Short, Event Driven and Global Macro Based Strategies. The fund will invest its assets based on a systematic investment process for securities selection and asset allocation. The fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities and currencies (including in emerging markets). The fund may use both long and short positions (achieved primarily through the use of derivative instruments).

•  Alternative Strategies and Return Factors Risks

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Model and Data Risk

•  Rolling Futures Contract Risk

•  Short Selling Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

•  Value Investing Risk

PRECIOUS AND BASE METALS
Invesco DB Base Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Industrial Metals Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Industrial Metals Index Excess Return®, which is intended to reflect the base metals sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return®, which is intended to reflect the changes in the market value of gold.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return plus the interest income from the fund’s holdings of primarily US Treasury securities less the fund’s expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess Return, which is a rules-based index composed of futures contracts on two of the most important precious metals — gold and silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

SPDR® S&P Metals & Mining ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.	In seeking to track the performance of the S&P Metals & Mining Select Industry Index (“Index”), the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index.	• Concentration Risk • Equity Investing Risk • Indexing Strategy/Index Tracking Risk • Market Risk • Materials Sector Risk • Metals and Mining Companies Risk • Non-Diversification Risk

REAL RETURN
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.	The fund seeks to track the investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Short-Term Inflation-Protected Securities Index Fund ETF	The fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.	The fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.	• Income Fluctuations Risk • Real Interest Rate Risk • ETF Risk

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4. Management of the Funds

This section gives you information on 1290 Funds, the Adviser and the Sub-Advisers for the Funds.

1290 Funds

1290 Funds is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. 1290 Funds’ Board of Trustees is responsible for the overall management of 1290 Funds and the Funds. 1290 Funds issues shares of beneficial interest that are currently divided among eighteen (18) funds. This Prospectus describes nine (9) Funds of the Trust, each of which has authorized Class A, Class T, Class I and Class R shares. The Funds currently do not offer Class T shares; additionally, 1290 Low Volatility Global Equity Fund currently offers only Class I shares. All share classes are currently not offered for sale in all states. Each Fund has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The 1290 Funds’ Board of Trustees oversees generally the operations of the Funds. 1290 Funds enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the 1290 Funds or a Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® is located at 1290 Avenue of the Americas, New York, New York 10104, and is the investment adviser to each Fund. 1290 Asset Managers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. 1290 Asset Managers also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended. 1290 Asset Managers currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Funds. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. 1290 Asset Managers serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $101.6 billion in assets under management as of December 31, 2018. 1290 Funds is part of a family of mutual funds advised by 1290 Asset Managers which also includes EQ Advisors Trust and AXA Premier VIP Trust.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Funds. The Adviser has supervisory responsibility for the management and investment of each Fund’s assets and develops the investment objectives and investment policies for the Funds. The Adviser also has full discretion to make all determinations with respect to the investment of a Fund’s assets that are not then managed by a Sub-Adviser. As further discussed below, with respect to each sub-advised Fund, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

With respect to the 1290 Low Volatility Global Equity Fund, in addition to its managerial responsibilities, the Adviser is responsible for determining the strategic asset allocation for the Fund and the selection of Underlying ETFs in which the Fund invests. The Adviser will make these determinations and engage in periodic rebalancing of the Fund’s investments.

With respect to the 1290 Multi-Alternative Strategies Fund, in addition to its managerial responsibilities, the Adviser is responsible for determining the asset allocation for the Fund and will periodically establish specific percentage targets for each asset category and strategy in which the Fund invests. In addition, the Adviser will identify the specific Underlying ETFs to be held by the Fund.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Fund’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions of the Fund.

The Adviser plays an active role in monitoring each Fund (or portion thereof) and Sub-Adviser, as applicable, and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Funds’ investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact the Sub-Adviser’s overall business. The Adviser monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Fund (or portion thereof) and Sub-Adviser performance and Fund (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and the Fund (or portion thereof) operations. The Adviser has a team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Fund (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage a Fund (or portion thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of 1290 Funds’ Board of Trustees. The Adviser also may allocate a Fund’s assets to additional Sub-Advisers subject to the approval of 1290 Funds’ Board of Trustees and has discretion to allocate a Fund’s assets among a Fund’s current

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Sub-Advisers. The Adviser recommends Sub-Advisers for a Fund to 1290 Funds’ Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Fund or adjusts the asset allocation among Sub-Advisers in a Fund, the affected Fund may experience a period of transition during which the securities held in the Fund may be repositioned in connection with the change in Sub-Adviser(s). A Fund may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Fund, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a Fund is not an indication of future performance. This may be particularly true for any Funds that have undergone Sub-Adviser changes and/or changes to the investment objectives or policies of the Fund.

A committee of Adviser investment personnel is primarily responsible for the selection, monitoring and oversight of each Fund’s Sub-Adviser.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2012 and as Managing Director of AXA Equitable Life Insurance Company (“AXA Equitable”) since September 2011. He was Senior Vice President of the Adviser from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of the Adviser from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

The Adviser, rather than a Sub-Adviser, manages the 1290 Low Volatility Global Equity Fund and the 1290 Multi-Alternative Strategies Fund. In addition to Messrs. Kozlowski and Chan, the following investment personnel of the Adviser constitute the committee of the Adviser that is primarily responsible for the selection of the investments in Underlying ETFs for the 1290 Low Volatility Global Equity Fund and the 1290 Multi-Alternative Strategies Fund:

Xavier Poutas, CFA® has served as an assistant portfolio manager of the Adviser since May 2011 and as Lead Director of AXA Equitable since 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined the Adviser in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an assistant portfolio manager of the Adviser since April 2016. She has served as a Director of Portfolio Analytics of the Adviser since December 2014. She joined AXA Equitable as a Lead Manager in November 2013. Prior to joining FMG LLC, she was an Associate Content Manager at FactSet from January 2012 to November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of the Adviser and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for the funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Funds is available in the 1290 Funds’ SAI.

The Adviser has received an exemptive order from the SEC to permit it and 1290 Funds’ Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. Accordingly, the Adviser is able, subject to the approval of 1290 Funds’ Board of Trustees, to appoint, dismiss and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Fund, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”) unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Fund’s shareholders.

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of 1290 Asset Managers. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, 1290 Asset Managers — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

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It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of (i) the investment advisory agreement between 1290 Asset Managers and 1290 Funds with respect to each Fund, (ii) the investment sub-advisory agreements between 1290 Asset Managers and each of the Affiliated Sub-Advisers, i.e., AXA IM with respect to the 1290 Global Talents and 1290 High Yield Bond Funds, and Rosenberg Equities with respect to the 1290 SmartBeta Equity Fund, and (iii) the investment sub-advisory agreements between 1290 Asset Managers and each of the unaffiliated Sub-Advisers with respect to each Fund sub-advised by an unaffiliated Sub-Adviser. To ensure that 1290 Asset Managers and the Sub-Advisers may continue to provide advisory and sub-advisory services to the Funds without interruption, the Board approved new investment advisory and, as applicable, investment sub-advisory agreements for the Funds in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Fund approved new investment advisory and, as applicable, affiliated investment sub-advisory agreements prompted by the Sell-Down Plan, as well as any future investment advisory and, as applicable, affiliated investment sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreements. This means that Fund shareholders may not have another opportunity to vote on a new agreement with 1290 Asset Managers or, as applicable, an Affiliated Sub-Adviser even if these entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH. Pursuant to the exemptive order described above, new investment sub-advisory agreements with the unaffiliated Sub-Advisers do not require shareholder approval, but only Board approval. Accordingly, 1290 Asset Managers anticipates relying on the exemptive order to enter into new unaffiliated investment sub-advisory agreements prompted by the Sell-Down Plan.

1290 Asset Managers and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on 1290 Asset Managers or any of its affiliates. As a result of the Sell-Down Plan, the names of the Funds may change in the future to reflect a change in the name of AXA Equitable or 1290 Asset Managers. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including 1290 Asset Managers. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; 1290 Asset Managers will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

The Sub-Advisers

For certain Funds, investments are selected by the Sub-Advisers, which act independently of one another. The following describes each Fund’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Funds is available in 1290 Funds’ SAI. Each Sub-Adviser is subject to the oversight of the Adviser.

AXA Investment Managers, Inc. (“AXA IM”), 100 West Putnam Ave., 4th Floor, Greenwich, Connecticut 06830, serves as the Sub-Adviser to the 1290 High Yield Bond Fund and 1290 Global Talents Fund. AXA IM is a wholly-owned subsidiary of AXA Investment Managers, S.A. As of December 31, 2018, AXA IM had approximately $87.5 billion in assets under management.

Carl Whitbeck, CFA® and Robert Houle, CFA® are jointly responsible for the management of and investment decisions for the 1290 High Yield Bond Fund.

Carl Whitbeck, CFA® is Global Head of High Yield & US Active Fixed Income. Mr. Whitbeck joined AXA IM in 2002 as a U.S. high yield analyst. Since joining AXA IM, he has served in various capacities within the U.S. High Yield team, including research analyst, head of research as well as portfolio manager for U.S. High Yield portfolios and several Global High Yield portfolios.

Robert Houle, CFA® is a U.S. High Yield Portfolio Manager/Analyst at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.

Mark Beveridge, CFA® and Anne Tolmunen, CFA® are jointly and primarily responsible for the management of and investment decisions for the 1290 Global Talents Fund.

Mark Beveridge, CFA® is Lead Fund Manager and Portfolio Manager and Analyst of AXA IM, and has been employed by AXA IM or an affiliate since 2009.

Anne Tolmunen, CFA® is a Portfolio Manager and Analyst of AXA IM, and has been employed by AXA IM or an affiliate since 2007.

AXA Rosenberg Investment Management LLC (“Rosenberg Equities”), 4 Orinda Way, Bldg. E, Orinda, California 94563, serves as the Sub-Adviser to the 1290 SmartBeta Equity Fund. Rosenberg Equities is a wholly-owned subsidiary of AXA Rosenberg Group LLC, which is a wholly-owned subsidiary of AXA Investment Managers SA. As of December 31, 2018, Rosenberg Equities had approximately $19.3 billion in assets under management, with $977 million representing non-discretionary assets for which Rosenberg Equities does not have trading authority.

Gideon Smith, CFA® is Global Head of Portfolio Management and Chief Investment Officer and oversees the implementation of the SmartBeta Equity strategies. Since joining Rosenberg Equities in 1998, he has held a number of positions including Europe Chief Investment Officer, Director of Client Services and Head of Strategy Engineering for Europe.

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Anubhuti Gupta is a Director of Asia and Head of Portfolio Management for the Asia region and has held this position since 2018. Prior to this, she was the Pan Asia Deputy Chief Investment Officer at Rosenberg Equities from 2015 to 2018. Ms. Gupta joined AXA IM in 2005 as a Portfolio Manager.

Cameron Gray is the Head of Portfolio Management for the Europe region. He joined Rosenberg Equities as a portfolio manager and managed the Defensive Equity Income and SmartBeta strategies, while also providing key contributions to integral projects on investment process and product design. Prior to working at Rosenberg Equities, Cameron worked at JPMorgan Securities Limited from 2002 to 2005, where he progressively held roles covering the entire trade cycle from settlements, clearing and trade execution. While attending school in Australia, Cameron worked at Commonwealth Bank of Australia Limited and Colonial State Bank Limited in various roles.

Harry Prabandham is the Head of Portfolio Management for the Americas region and joined Rosenberg Equities in 2007 as a portfolio manager in the strategy engineering group, bringing with him a strong background in both computer programming and quantitative financial modeling. He then moved to the role of deputy chief investment officer. Before joining Rosenberg Equities, he held several positions from 2011 to 2018 at technology firms in programming and mergers, and acquisitions.

Brandywine Global Investment Management, LLC, (“Brandywine Global”), 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the Sub-Adviser to the 1290 Diversified Bond Fund. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2018, Brandywine Global’s total assets under management were approximately $72.2 billion.

Anujeet Sareen, CFA®, is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

Gary P. Herbert, CFA®, is a portfolio manager and head of Global Credit for Brandywine Global. Gary joined Brandywine Global in March 2010, bringing with him over 20 years of high yield experience. Previously, Gary was a Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); a Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); and an Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management.

Tracy Chen, CFA®, CAIA is a portfolio manager and head of Structured Credit for Brandywine Global. Tracy is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China, as an international corporate finance associate (1995-1999).

DoubleLine Capital LP (“DoubleLine”), 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, serves as the Sub-Adviser to the 1290 DoubleLine Dynamic Allocation Fund. As of December 31, 2018, DoubleLine had approximately $120.1 billion in assets under management.

Jeffrey E. Gundlach is co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College.

Philip A. Barach is co-founder and President of DoubleLine. Mr. Barach has been President of DoubleLine since its inception in December 2009. Mr. Barach has a MBA in Finance and a B.A. in International Relations from the Hebrew University of Jerusalem.

R. Brendt Stallings, CFA® is a Portfolio Manager in the Macro-Asset Allocation Group at DoubleLine. He was previously associated with TCW Investment Management Company LLC (“TCW”) where Mr. Stallings was a Group Managing Director, Senior Portfolio Manager and co-head of the TCW Small- and Mid-Cap Growth Equities team. He is a Director of Inglewood Park Cemetery where he also serves as a Trustee of its endowment and is a Trustee of the Turning Point School. Mr. Stallings received a BA in Decision Analysis and Political Science from Stanford University and an MBA from the Amos Tuck School at Dartmouth College. He is a CFA charterholder.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, serves as the Sub-Adviser to the 1290 GAMCO Small/Mid Cap Value Fund. As of December 31, 2018, total assets under management for all clients were $34.4 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of Value Portfolios at GAMCO and is responsible for the day-to-day management of the 1290 GAMCO Small/Mid Cap Value Fund. He has over 50 years’ experience in the investment industry.

Palisade Capital Management, L.L.C. (“Palisade”), One Bridge Plaza, Fort Lee, NJ 07024, serves as the Sub-Adviser to the 1290 Convertible Securities Fund. Palisade manages institutional and private accounts with total assets under management of approximately $3.0 billion as of December 31, 2018.

William W. Lee is Managing Director and Senior Portfolio Manager, Convertible Securities of Palisade. Prior to joining Palisade in 2006, he was a portfolio manager at Loxias Fund

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Management, a capital structure arbitrage hedge fund. He was a director in the mergers and acquisitions group at Sony Corporation of America, an investment banking associate at Lehman Brothers and an equity analyst at Delphi Management.

Mitch Leung, CFA is Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade. Prior to his promotion to Associate Portfolio Manager in November 2016, Mitch was Senior Vice President for Palisade’s convertible securities strategies. Prior to joining Palisade in July 2011, he was a derivatives trader at Twenty-First Securities, and prior thereto, a Senior Proprietary Trader in convertible securities at Wachovia.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for 1290 Funds and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA Financial, Inc., AXA, AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment advisory, investment sub-advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Funds.

Certain Conflicts Related to the Use of Affiliated and Unaffiliated Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to an affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. The Adviser or its Affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the

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Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Fund if the termination may cause the sub-advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund.

The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the Fund’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Fund that it sub-advises and affect the Fund’s performance. Please see the Funds’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs.

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

122	Management of the Funds	1290 Funds

5. Investing in the Funds

Choosing a Share Class

1290 Funds consist of the following four classes of shares of the Funds: Class A, Class T, Class I and Class R shares. The Funds are not designed for market-timers (see the section entitled “Buying, selling and exchanging shares — Purchase and Redemption Restrictions on Market-Timers and Active Traders”). Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below.

Share Classes at a Glance

	Class A	Class T	Class I	Class R
Availability	Generally available through financial intermediaries.	Generally available through financial intermediaries.

Limited to certain investors, including:

•  Certain Institutional investors.

•  Certain employer-sponsored retirement plans.

•  Participants in certain programs sponsored by the Adviser or its affiliates or other financial intermediaries.

•  Life insurance company separate accounts using the investment to fund benefits for variable annuity contracts for which the Funds are an investment option.

•  Certain employees of the Adviser or its affiliates.

Available only to certain employer-sponsored retirement plans. Corporate retirement accounts such as 401(K) and 403(b) plans.

1290 Funds	Investing in the Funds	123

	Class A	Class T	Class I	Class R
Minimum Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

•  $1,000,000 for certain institutions and individuals.

•  $1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

•  Class I Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

•  No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum.
Initial Sales Charge?	Yes. Payable at the time of purchase. Lower sales charges are available for larger investments.	Yes. Payable at the time of purchase.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Contingent Deferred Sales Charge (“CDSC”)	Yes. (On shares purchased without an initial sales charge and redeemed within 12 months of purchase.)	No.	No.	No.
Distribution and Service (12b-1) Fees?	0.25% distribution and service fee.	0.25% distribution and service fee.	No.	0.50% distribution and service fee.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are low ongoing distribution and service (12b-1) fees.	Makes sense for investors who are making an investment of $250,000 or less because of the lower up-front sales load or who have a long-term investment horizon because of low ongoing distribution and service (12b-1) fees.	No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.

124	Investing in the Funds	1290 Funds

	Class A	Class T	Class I	Class R
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability.	You pay ongoing distribution and service (12b-1) fees each year you own Class R Shares, which means that over the long term you can expect higher total fees per share than Class A Shares and, as a result, lower total performance.

1290 Funds	Investing in the Funds	125

6. How sales charges are calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or other distributions.

Class A Sales Charge for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global
Talents Fund, 1290 SmartBeta Equity Fund, 1290 Low Volatility Global Equity Fund and 1290 Multi-Alternative Strategies Fund

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $49,999	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million

Class A Sales Charge for 1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Diversified Bond Fund

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the distributor may hold special promotions for specified periods during which the distributor may reallow dealers up to the full sales charges shown above. In addition, the distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Financial Intermediaries.”

Class A Contingent Deferred Sales Charge. Class A shares may be subject to a 1.00% CDSC if they are purchased without an initial sales charge and redeemed within a 12-month “holding period” measured from the beginning of the calendar month in which they were purchased. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

Class A shares are also subject to a distribution and servicing fee of 0.25% per year.

126	How sales charges are calculated	1290 Funds

Class T Shares

The price that you pay when you buy Class T shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending on the size of your purchase. Class T shares are also subject to a distribution and servicing fee of 0.25% per year. No initial sales charge applies to Class T shares you receive through reinvestment of dividends or other distributions.

Class T Sales Charge for each Fund

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
$0-$249,999	2.50%	2.56%	2.50%
$250,000-$499,999	2.00%	2.04%	2.00%
$500,000-$999,999	1.50%	1.52%	1.50%
$1,000,000 and up	1.00%	1.01%	1.00%

Class I Shares

Investors who purchase Class I shares do not pay sales charges. The ongoing expenses for Class I shares are the lowest of all the classes because there are no ongoing distribution and service (12b-1) fees.

Class I shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class I shares generally is $1 million. Only specific types of investors can purchase Class I shares. You may be eligible to purchase Class I shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act (not subject to $1 million minimum investment amount);

•	Are an employee of AXA Financial or its subsidiaries or an immediate family member of such employee (subject to $1,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/dealer (not subject to $1 million minimum investment amount);

•

Are a present or former trustee of 1290 Funds or a spouse or minor child of any such trustee or any trust, individual retirement account (“IRA”) or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1 million minimum investment amount); or

•	Are a financial institutional buyer.

Class R Shares

Class R Shares are available only to certain employer-sponsored retirement plans, including corporate retirement accounts such as 401(k) and 403(b) plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution and service fee of 0.50% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor currently pays the annual Class R Shares distribution and service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

Compensation to Financial Intermediaries

ALPS Distributors, Inc. (“ALPS”) serves as the distributor for the Class A, Class T, Class I and Class R shares of the Funds offered by this Prospectus. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1290 Funds	How sales charges are calculated	127

1290 Funds has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T and Class R shares. Under the Distribution Plans, each Fund is authorized to pay ALPS a maximum annual fee of 0.25%, 0.25% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares, respectively. These fees are paid to compensate ALPS for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of each class. Activities and services contemplated under the Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares and maintaining shareholder accounts. Because the fees authorized under the Distribution Plans are paid out of the Funds’ assets on an ongoing basis, over time, the fees for Class A, Class T and Class R shares will increase your cost of investing and may cost you more than other types of charges.

In addition to the sales charges paid by investors and the distribution and service fees paid by the Funds, the distributor or the Adviser (and their respective affiliates) may make payments out of their own resources to provide additional compensation to selling brokers and other persons, including affiliates, who sell shares of the Funds (collectively, “Brokers”) and/or provide certain services. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, the number of accounts that invest in the Funds serviced by such persons or otherwise.

The additional payments to such Brokers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or the distributor in its sole discretion, may be different for different Brokers. These additional payments are made by the Adviser, the distributor or their respective affiliates and do not increase the amount paid by you or the Funds as shown under the heading “Fees and Expenses of the Fund” in the Fund Summaries.

Such payments are intended to provide additional compensation to Brokers for various services provided with respect to shares of the Funds, including, without limitation, providing periodic and ongoing education and training of Broker personnel regarding the Funds; disseminating to Broker personnel information and product marketing materials regarding the Funds; explaining to investors the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Broker; granting reasonable access to the Broker’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Brokers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Broker firm charges its representatives for effecting transactions in Fund shares) and other similar charges. The distributor, the Adviser or their affiliates may make other payments or allow other promotional incentives to Brokers to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Brokers whose representatives have sold or may sell a significant number of shares. The Brokers receiving additional payments include those that may recommend that their clients consider or select a Fund of 1290 Funds for investment purposes, including those that may include one or more Funds of 1290 Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Broker firm or its representatives to recommend or offer shares of Funds of 1290 Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Adviser, the distributor or their affiliates to, without limitation, the Broker, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Broker compensation described above, the Funds, the Adviser and/or the distributor may pay fees to the Brokers and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds would otherwise be paid to the Funds’ transfer agent and generally are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. Because these subaccounting fees are directly related to the number of accounts and assets for which the Brokers provide services, the fees will increase with the success of the Brokers’ sales activities.

The Funds’ portfolio transactions are not used as a form of sales-related compensation to Brokers that promote or sell shares of the Funds and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. The Adviser and the Sub-Advisers place each Fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best

128	How sales charges are calculated	1290 Funds

net results from the transaction to the Fund. To the extent that the Adviser or a Sub-Adviser determines that a Broker can provide a Fund with the best net results, the Adviser or the Sub-Adviser may place the Fund’s portfolio transactions with the Broker even though it sells or has sold shares of the Fund.

You can find further information in the SAI about the payments made by the distributor, the Adviser, or their affiliates and the services provided by your Broker. You can also ask your Broker about any payments it receives from the distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your Broker provides, as well as about fees and/or commissions it charges. Your Broker may charge you fees or commissions in addition to those disclosed in this Prospectus. Brokers may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

1290 Funds	How sales charges are calculated	129

7. Ways to reduce or eliminate sales charges

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge on Class A shares. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the Funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the Funds held in any account at any financial intermediary by immediate family of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You may be entitled to a reduced sales charge if you execute a Letter of Intent to purchase Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of a Fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price, plus any additional investments, less any redemptions, whichever is higher, plus the amount of the additional purchase equals $50,000 or more. Your discount will be determined based on the schedule in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Adviser’s employees;

•	Clients of fee-based/fee-only financial advisors; and

•	Purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor.*

*	The Distributor has entered into an agreement with LPL Financial’s Mutual Fund Only Platform.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of ERISA and regulations thereunder (for example, a broker providing brokerage services to a retirement plan), provided that the dealer agrees to the following reimbursement arrangement with the distributor: in the event of a redemption of Class A shares sold without a front-end sales load within 12 months of purchase, the selling dealer will reimburse the distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares. If the dealer agrees to this reimbursement arrangement, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more. Currently, each dealer has agreed to this reimbursement arrangement.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for Class A shares also may generally be eliminated in the following cases:

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

130	Ways to reduce or eliminate sales charges	1290 Funds

•	Redemptions through a systematic withdrawal plan;

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the Code, including substantially equal periodic payments described in Code section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

•	Required minimum distributions from an IRA.

•	Shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share.

•	Shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption.

•	Exchanges to purchase shares of another Fund of the 1290 Funds (although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC).

Reinstatement Privilege

If you redeem Class A or Class T shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same or another Fund of 1290 Funds (equal to all or a portion of the redemption amount) within 60 days of redemption. This right may be exercised once a year and within 60 days of the redemption, provided that the share class of the Fund is currently open to new investors or the shareholder has a current account in that closed Fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or 1290 Funds. For more information about sales charges, reductions, and waivers, see the SAI or visit the Funds’ website at 1290funds.com, which includes hyperlinks to facilitate access to this information.

1290 Funds	Ways to reduce or eliminate sales charges	131

8. It’s easy to open an account

To open an account with 1290 Funds

1. Read the Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*		Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000		$50
Individual Retirement Accounts (IRAs)	$500		$50
Automatic Bank Draft Plan**	$500		$50
Accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.	$250		$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the distributor has an agreement.	$500	***	$50	***
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.		No minimum requirement.
*	Does not apply to Class I shares.
**	The Funds offer an automatic bank draft plan with a minimum initial investment of $500 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the Funds’ Class A or Class T shares.
***	No minimum requirement for certain wrap fee based programs.

3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or 1290 Funds at 1-888-310-0416. For more information on 1290 Funds investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4. Use the following sections as your guide for purchasing shares.

1290 Funds generally will not permit prospective investors with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with 1290 Funds.

To conform to regulations under the USA PATRIOT Act of 2001, 1290 Funds is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.

A Fund will deduct a $25 annual fee from accounts with a balance of less than $1,000. This does not apply to Automatic Bank Draft Plan Accounts or IRAs.

Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 60 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

132	It’s easy to open an account	1290 Funds

9. Buying, selling and exchanging shares

Buying Shares

Opening an Account	Adding to an Account

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	Call your broker or other financial professional.

By Telephone
Call 1-888-310-0416 and speak with one of our representatives. 1290 Funds has the right to reject any telephone request for any reason.

By Mail
Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “1290 Funds.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

Mail the check with your completed investment slip or letter to:

By Regular mail

1290 Funds

PO Box 219166

Kansas City, MO 64121-9166

By Overnight Mail:

1290 Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219166

Kansas City, MO 64105-1407

Automatic Investing Through Automatic Clearing House (“ACH”)

Please call 1-888-310-0416 for an ACH form. A medallion guarantee may be required to add this privilege.

Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class I shares.

1290 Funds	Buying, selling and exchanging shares	133

Selling Shares

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.

Through Your Broker or other Financial Professional

•  Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•  Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•  The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

1290 Funds

PO Box 219166

Kansas City, MO 64121-9166

•  Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.

•  The minimum amount that may be redeemed by check is $500.

By Wire

•  Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•  Call 1-888-310-0416, visit www.1290Funds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•  If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to 1290 Funds.

•  Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee.

•  The minimum amount that may be redeemed by wire is $1,000.

By Systematic Withdrawal Plan

•  Please refer to the section entitled “Additional Investor Services” or call 1-888-310-0416 or your financial professional for more information.

•  Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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By Telephone

•  If you have authorized this service, you may redeem your shares by telephone by calling 1-888-310-0416.

•  If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and taxpayer identification number (“TIN”), the amount to be redeemed, and the name of the person making the request.

•  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund of 1290 Funds. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.

•  Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.

•  The minimum amount that may be redeemed by check is $500.

Participate in the Bank Purchase and Redemption Plan

•  You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account. Your bank may charge you a fee.

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s);

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file; or

•	Your address has changed within the past 30 days.

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or 1290 Funds regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, Uniform Transfers to Minors Act / Uniform Gifts to Minors Act	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signatures on the letter must include all trustees authorized to sign, including title.

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Seller (Account Type)	Requirements for written requests
Owners or trustees of trust accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
• If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days. • Medallion Guarantee, if applicable (see above).
Power of Attorney (POA)

•  The signatures on the letter must include the attorney-in-fact, indicating such title.

•  Medallion guarantee, if applicable (see above).

•  Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signatures on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Shares

Shares of any class of each Fund generally may be exchanged for shares of the same class of any other Fund without paying a sales charge or a CDSC. Shares of any class of each Fund also may be acquired in exchange for shares of the same class of any other Fund without paying a sales charge or CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of a fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale of the former on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

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By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

1290 Funds

PO Box 219166

Kansas City, MO 64121-9166

By Telephone

If you have authorized this service, you may exchange by telephone by calling 1-888-310-0416.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website
Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Transactions Through Financial Intermediaries

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

1290 Funds may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), during an emergency as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or during other periods permitted by the SEC. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.

Frequent transfers or purchases and redemptions of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Excessive purchases and redemptions of shares of the Fund may adversely affect Fund performance and the interests of long-term investors by requiring a Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment

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volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas markets but prior to the close of the U.S. market. High-yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality bonds which could result in pricing inefficiencies.

1290 Funds’ Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. 1290 Funds and the Funds discourage frequent transfers or purchases and redemptions of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, each Fund and 1290 Funds reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Fund.

1290 Funds’ policies and procedures seek to discourage what it considers to be disruptive trading activity. 1290 Funds seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which the Adviser and its affiliates, on behalf of 1290 Funds, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If the Adviser, on behalf of 1290 Funds, determines that a shareholder’s transfer patterns among the Funds are disruptive to the Funds, the Adviser or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. The Adviser or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Adviser or an affiliate may consider the combined transfer activity of shareholders that it believes are under common ownership, control or direction.

1290 Funds currently considers transfers into and out of (or vice versa) the same Fund within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Fund. 1290 Funds aggregates inflows or outflows for each Fund on a daily basis. When a potentially disruptive transfer into or out of a Fund occurs on a day when the Fund’s net inflows and outflows exceed an established monitoring threshold, the Adviser or an affiliate sends a letter to the shareholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, the Adviser or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such shareholder is identified a second time as engaging in potentially disruptive transfer activity, the Adviser or an affiliate currently will restrict the availability of voice, fax and automated transaction services. Because the Adviser or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although shareholders who have engaged in disruptive transfer activity currently receive letters notifying them of the Adviser or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, the Adviser, or an affiliate thereof or 1290 Funds also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Fund shares also apply to retirement plan participants.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Fund.

Consistent with seeking to discourage disruptive trading activity, 1290 Funds may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.

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Selling Restrictions

The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.

Restriction	Situation
• The Fund may suspend the right of redemption or postpone payment for more than 7 days:

•  When the New York Stock Exchange is closed (other than a weekend/holiday).

•  When trading is restricted by the SEC.

•  When the SEC declares that an emergency exists.

•  Any other period permitted by the SEC.

• Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.

•  A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

•  When it is detrimental for a fund to make cash payments as determined in the sole discretion of the Adviser.

•  Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs and realize capital gains when converting those securities to cash.

• A Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

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10. How fund shares are priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

Total Market Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Fund or its designated agent.

•

A Fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of 1290 Funds’ Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of 1290 Funds. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Fund shares is determined, may be reflected in 1290 Funds’ calculations of net asset values for each applicable Fund when 1290 Funds deems that the particular event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that 1290 Funds’ Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETF’s prospectus and statement of additional information.

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11. Dividends and other distributions and tax consequences

Dividends and other Distributions

Each of the 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund will distribute all or substantially all of its net investment income and net realized capital gains, if any, at least annually or more frequently as determined to be appropriate by the Adviser. Each of the 1290 Convertible Securities Fund, 1290 Diversified Bond Fund and 1290 High Yield Bond Fund will distribute all or substantially all of its net investment income and net realized capital gains, if any, at least monthly. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Dividends distributed by a Fund may be reinvested automatically in shares of the distributing class of that Fund at their net asset value without a sales charge or may be taken in cash. If you would like to receive distributions in cash, contact your financial professional, financial intermediary or the Funds. The Funds anticipate, although they cannot predict with any certainty, that a significant amount of their distributions, if any, will consist of net capital gains.

Tax Consequences

You will pay federal income tax on dividends from the Funds whether you receive them in cash or reinvest them in additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you will be treated as having sold the Fund shares, and any gain on the transaction will be subject to federal income tax.

Any dividends you receive from a Fund attributable to its net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains and losses from certain foreign currency transactions, if any, will be taxed to you as ordinary income. However, a Fund’s distributions to individuals and certain other non-corporate shareholders (each, an “individual shareholder”) of certain dividend income it receives, consisting of dividends received from U.S. corporations and certain foreign corporations (“qualified dividend income”), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are subject to federal income tax at reduced rates, specifically 15% for an individual shareholder with no more than $434,550 of taxable income ($488,850 if married filing jointly) and 20% for those with taxable income exceeding those respective amounts (which apply for 2019 and will be adjusted for inflation annually thereafter). Distributions of net capital gains will be taxable to you at different rates depending on how long the distributing Fund held the assets the sale of which generated the gains, not how long you held your Fund shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, other taxable distributions, and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to any individual shareholder who fails to certify that the TIN furnished to the Fund is correct or who furnishes an incorrect TIN (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and other taxable distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use a method for determining his or her basis in Fund shares other than the average basis method (which is the Funds’ default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged. See the “Taxation” section in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), with certain exceptions, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,“ a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that tax. See the “Taxation” section in the Statement of Additional Information for details regarding that exemption.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays. As discussed more fully in the section of the SAI entitled “Taxation,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI,

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and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners to the withholding agent (which may be a Fund), which may, in turn, report that information to the IRS. Moreover, the U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury Department regulations.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

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12. Additional Information

Additional Investor Services

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class T shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500. Forms authorizing this service are available from 1290 Funds. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and other distributions may be automatically reinvested in the same class of shares without a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Fund, please carefully read the relevant information about it in the Prospectus.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $10,000 minimum account size is not applicable to IRAs. 1290 Funds processes sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. A Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. A Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. A Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or 1290 Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your 1290 Funds account, you can call 1-888-310-0416 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

1290 Funds — Related Web Site

Visit www.1290Funds.com to review your account balance and recent transactions, to view daily prices and performance information.

Transactions Through Processing Organizations

You may purchase or sell shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than 1290 Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. 1290 Funds is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Adviser or its affiliates and certain Processing Organizations may receive compensation from 1290 Funds for shareholder recordkeeping and similar services. One of the Processing Organizations through which shares of the Funds will be sold or redeemed is AXA Advisors, LLC, a member of FINRA/the Securities Investor Protection Corporation and an investment adviser registered with the SEC, which is an affiliate of the Funds, the Adviser and one of the Sub-Advisers.

1290 Funds	Additional Information	143

13. Glossary of Terms

Ask Price — The price a prospective seller is willing to accept.

Bid price — The price a prospective buyer is ready to pay. Along with Ask Price, this term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Fund on any given day without taking into account any sales charges. It is determined by dividing a Fund’s total net assets by the number of shares outstanding.

Volatility — The general variability of a Fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Fund is, the less volatile it will be.

Yield — The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

144	Glossary of Terms	1290 Funds

14. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Fund’s Class A, Class T, Class I, and Class R shares, as applicable. The financial information in each table below is for the period of the Fund’s operations and has been derived from the financial statements of each Fund, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Fund’s financial statements as of October 31, 2018 and the financial statements themselves appear in the 1290 Funds’ Annual Report.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information should be read in conjunction with the financial statements contained in the Funds’ Annual Report which are incorporated by reference into the Funds’ SAI and are available upon request.

1290 Convertible Securities Fund

	Class A					Class I
	Year Ended October 31,			July 6, 2015* to October 31, 2015		Year Ended October 31,			July 6, 2015* to October 31, 2015
	2018	2017	2016			2018	2017	2016

Net asset value, beginning of period	$10.91	$9.56	$9.56	$10.00		$10.91	$9.56	$9.56	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13	0.16	0.14	0.03		0.15	0.18	0.17	0.04

Net realized and unrealized gain (loss)	(0.18)	1.43	0.04	(0.44)		(0.17)	1.43	0.04	(0.44)

Total from investment operations	(0.05)	1.59	0.18	(0.41)		(0.02)	1.61	0.21	(0.40)

Less distributions:

Dividends from net investment income	(0.23)	(0.24)	(0.18)	(0.03)		(0.26)	(0.26)	(0.21)	(0.04)

Distributions from net realized gains	(0.11)	—	—	—		(0.11)	—	—	—

Total dividends and distributions	(0.34)	(0.24)	(0.18)	(0.03)		(0.37)	(0.26)	(0.21)	(0.04)

Net asset value, end of period	$10.52	$10.91	$9.56	$9.56		$10.52	$10.91	$9.56	$9.56

Total return (b)	(0.46)%	16.82%	1.97%	(4.08)%		(0.23)%	17.11%	2.23%	(4.00)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$512	$433	$374	$206		$22,697	$22,874	$19,584	$19,073

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.30%	1.30%	1.30%	1.30%		1.05%	1.05%	1.05%	1.05%

Before waivers and reimbursements (a)(f)	1.94%	2.07%	2.26%	2.09%		1.69%	1.82%	1.99%	1.72%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	1.14%	1.54%	1.49%	1.09	%(l)	1.40%	1.80%	1.78%	1.37	%(l)

Before waivers and reimbursements (a)(f)	0.49%	0.78%	0.52%	0.30	%(l)	0.75%	1.03%	0.84%	0.70	%(l)

Portfolio turnover rate (z)^	45%	41%	32%	6%		45%	41%	32%	6%

1290 Funds	Financial Highlights	145

Financial Highlights (cont’d)

1290 Convertible Securities Fund

	Class R
	Year Ended October 31,			July 6, 2015* to October 31, 2015
	2018	2017	2016

Net asset value, beginning of period	$10.91	$9.56	$9.56	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.13	0.12	0.03

Net realized and unrealized gain (loss)	(0.18)	1.43	0.04	(0.45)

Total from investment operations	(0.08)	1.56	0.16	(0.42)

Less distributions:

Dividends from net investment income	(0.21)	(0.21)	(0.16)	(0.02)

Distributions from net realized gains	(0.11)	—	—	—

Total dividends and distributions	(0.32)	(0.21)	(0.16)	(0.02)

Net asset value, end of period	$10.51	$10.91	$9.56	$9.56

Total return (b)	(0.78)%	16.53%	1.72%	(4.16)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$132	$109	$96	$96

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.55%	1.55%	1.55%	1.55%

Before waivers and reimbursements (a)(f)	2.19%	2.32%	2.49%	2.22%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.90%	1.30%	1.28%	0.87	%(l)

Before waivers and reimbursements (a)(f)	0.25%	0.53%	0.34%	0.20	%(l)

Portfolio turnover rate (z)^	45%	41%	32%	6%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

146	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Diversified Bond Fund

	Class A						Class I
	Year Ended October 31,				July 6, 2015* to October 31, 2015		Year Ended October 31,				July 6, 2015* to October 31, 2015
	2018		2017	2016			2018		2017	2016

Net asset value, beginning of period	$10.12		$9.89	$9.82	$10.00		$10.13		$9.89	$9.82	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.26		0.19	0.16	0.01		0.27		0.22	0.19	0.02

Net realized and unrealized gain (loss)	(0.40)		0.23	0.17	(0.16)		(0.38)		0.23	0.16	(0.17)

Total from investment operations	(0.14)		0.42	0.33	(0.15)		(0.11)		0.45	0.35	(0.15)

Less distributions:

Dividends from net investment income	(0.43)		(0.19)	(0.10)	(0.03)		(0.46)		(0.21)	(0.11)	(0.03)

Return of capital	(0.03)		—	(0.16)	—		(0.03)		—	(0.17)	—

Total dividends and distributions	(0.46)		(0.19)	(0.26)	(0.03)		(0.49)		(0.21)	(0.28)	(0.03)

Net asset value, end of period	$9.52		$10.12	$9.89	$9.82		$9.53		$10.13	$9.89	$9.82

Total return (b)	(1.44)%		4.25%	3.39%	(1.54)%		(1.19)%		4.58%	3.63%	(1.49)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$190		$111	$109	$98		$30,590		$71,053	$69,321	$68,572
Ratio of expenses to average net assets:

After waivers (a)(f)	1.05%		1.30%	1.40%	1.40%		0.91%		1.05%	1.15%	1.15%

Before waivers (a)(f)	1.85%		1.76%	1.84%	1.62%		1.54%		1.51%	1.58%	1.36%
Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.63%		1.93%	1.68%	0.37	%(l)	2.70%		2.18%	1.92%	0.68	%(l)

Before waivers (a)(f)	1.83%		1.48%	1.24%	0.15	%(l)	2.06%		1.73%	1.49%	0.47	%(l)

Portfolio turnover rate (z)^	139	%***	117%	152%	77%		139	%***	117%	152%	77%

1290 Funds	Financial Highlights	147

Financial Highlights (cont’d)

1290 Diversified Bond Fund

	Class R
	Year Ended October 31,				July 6, 2015* to October 31, 2015
	2018		2017	2016

Net asset value, beginning of period	$10.11		$9.88	$9.82	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23		0.17	0.14	—	#

Net realized and unrealized gain (loss)	(0.39)		0.23	0.15	(0.16)

Total from investment operations	(0.16)		0.40	0.29	(0.16)

Less distributions:

Dividends from net investment income	(0.41)		(0.17)	(0.09)	(0.02)

Return of capital	(0.03)		—	(0.14)	—

Total dividends and distributions	(0.44)		(0.17)	(0.23)	(0.02)

Net asset value, end of period	$9.51		$10.11	$9.88	$9.82

Total return (b)	(1.69)%		4.04%	3.05%	(1.60)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$96		$101	$99	$98
Ratio of expenses to average net assets:

After waivers (a)(f)	1.32%		1.55%	1.65%	1.65%

Before waivers (a)(f)	2.09%		2.01%	2.08%	1.88%
Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.34%		1.68%	1.42%	0.12	%(l)

Before waivers (a)(f)	1.57%		1.23%	0.99%	(0.11	)%(l)

Portfolio turnover rate (z)^	139	%***	117%	152%	77%

*	Commencement of Operations.
***

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser as discussed in Note 1. Excluding such transactions, the portfolio turnover rate would have been 64%.

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

148	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 DoubleLine Dynamic Allocation Fund

	Class A					Class I
	Year Ended October 31,			March 7, 2016* to October 31, 2016		Year Ended October 31,			March 7, 2016* to October 31, 2016
	2018		2017			2018		2017

Net asset value, beginning of period	$11.25		$10.53	$10.00		$11.27		$10.55	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.15		0.11	0.06		0.18		0.14	0.08

Net realized and unrealized gain (loss)	(0.01)		0.87	0.47		(0.01)		0.86	0.47

Total from investment operations	0.14		0.98	0.53		0.17		1.00	0.55

Less distributions:

Dividends from net investment income	(0.13)		(0.09)	—		(0.16)		(0.11)	—

Distributions from net realized gains	(0.65)		(0.17)	—		(0.65)		(0.17)	—

Total dividends and distributions	(0.78)		(0.26)	—		(0.81)		(0.28)	—

Net asset value, end of period	$10.61		$11.25	$10.53		$10.63		$11.27	$10.55

Total return (b)	1.19%		9.46%	5.30%		1.44%		9.68%	5.50%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,440		$1,271	$356		$57,126		$59,101	$53,478

Ratio of expenses to average net assets:

After waivers (a)(f)	1.20	%(j)	1.21%	1.22%		0.95	%(j)	0.96%	0.97%

Before waivers (a)(f)	1.66%		1.75%	1.85%		1.41%		1.50%	1.55%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)(x)	1.39%		1.02%	0.89	%(l)	1.62%		1.27%	1.12	%(l)

Before waivers (a)(f)(x)	0.93%		0.48%	0.26	%(l)	1.16%		0.72%	0.55	%(l)

Portfolio turnover rate (z)^	79%		86%	56%		79%		86%	56%

1290 Funds	Financial Highlights	149

Financial Highlights (cont’d)

1290 DoubleLine Dynamic Allocation Fund

	Class R
	Year Ended October 31,			March 7, 2016* to October 31, 2016
	2018		2017

Net asset value, beginning of period	$11.23		$10.52	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.12		0.08	0.04

Net realized and unrealized gain (loss)	(0.01)		0.87	0.48

Total from investment operations	0.11		0.95	0.52

Less distributions:

Dividends from net investment income	(0.10)		(0.07)	—

Distributions from net realized gains	(0.65)		(0.17)	—

Total dividends and distributions	(0.75)		(0.24)	—

Net asset value, end of period	$10.59		$11.23	$10.52

Total return (b)	0.93%		9.15%	5.20%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$156		$112	$105

Ratio of expenses to average net assets:

After waivers (a)(f)	1.45	%(j)	1.46%	1.47%

Before waivers (a)(f)	1.91%		2.01%	2.05%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)(x)	1.13%		0.77%	0.62	%(l)

Before waivers (a)(f)(x)	0.67%		0.22%	0.05	%(l)

Portfolio turnover rate (z)^	79%		86%	56%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I and 1.50% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

150	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 GAMCO Small/Mid Cap Value Fund

	Class A							Class I
	Year Ended October 31,					November 12, 2014* to October 31, 2015		Year Ended October 31,					November 12, 2014* to October 31, 2015
	2018		2017		2016			2018		2017		2016

Net asset value, beginning of period	$12.83		$10.28		$10.25	$10.00		$12.86		$10.30		$10.27	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.03		0.06	##	0.05	(0.01)		0.07		0.08	##	0.05	0.02

Net realized and unrealized gain (loss)	(0.25)		2.67		0.25	0.33		(0.26)		2.68		0.28	0.32

Total from investment operations	(0.22)		2.73		0.30	0.32		(0.19)		2.76		0.33	0.34

Less distributions:

Dividends from net investment income	(0.03)		(0.02)		— #	(0.07)		(0.06)		(0.04)		(0.03)	(0.07)

Distributions from net realized gains	(0.25)		(0.16)		(0.27)	—		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.28)		(0.18)		(0.27)	(0.07)		(0.31)		(0.20)		(0.30)	(0.07)

Net asset value, end of period	$12.33		$12.83		$10.28	$10.25		$12.36		$12.86		$10.30	$10.27

Total return (b)	(1.84)%		26.72%		3.08%	3.20%		(1.60)%		27.09%		3.34%	3.43%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$3,599		$2,063		$591	$997		$86,815		$21,317		$6,041	$2,416
Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.24	%(j)	1.27%		1.35%	1.35%		0.99	%(j)	1.02%		1.10%	1.10%

Before waivers and reimbursements (a)(f)	1.79%		2.72%		4.38%	9.28%		1.51%		2.47%		4.09%	8.56%
Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.26%		0.48	%(aa)	0.49%	(0.10	)%(l)	0.54%		0.69	%(bb)	0.49%	0.16	%(l)

Before waivers and reimbursements (a)(f)	(0.28)%		(0.97	)%(aa)	(2.53)%	(8.03	)%(l)	0.03%		(0.76	)%(bb)	(2.51)%	(7.30	)%(l)

Portfolio turnover rate (z)^	49%		88%		76%	95%		49%		88%		76%	95%

1290 Funds	Financial Highlights	151

Financial Highlights (cont’d)

1290 GAMCO Small/Mid Cap Value Fund

	Class R							Class T**
	Year Ended October 31,					November 12, 2014* to October 31, 2015		Year Ended October 31,					November 12, 2014* to October 31, 2015
	2018		2017		2016			2018		2017		2016

Net asset value, beginning of period	$12.76		$10.23		$10.23	$10.00		$12.86		$10.30		$10.27	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	—	#	0.03	##	0.04	(0.04)		0.07		0.11	##	0.08	0.01

Net realized and unrealized gain (loss)	(0.25)		2.66		0.23	0.34		(0.26)		2.65		0.25	0.33

Total from investment operations	(0.25)		2.69		0.27	0.30		(0.19)		2.76		0.33	0.34

Less distributions:

Dividends from net investment income	—		—		—	(0.07)		(0.06)		(0.04)		(0.03)	(0.07)

Distributions from net realized gains	(0.25)		(0.16)		(0.27)	—		(0.25)		(0.16)		(0.27)	—

Total dividends and distributions	(0.25)		(0.16)		(0.27)	(0.07)		(0.31)		(0.20)		(0.30)	(0.07)

Net asset value, end of period	$12.26		$12.76		$10.23	$10.23		$12.36		$12.86		$10.30	$10.27

Total return (b)	(2.07)%		26.49%		2.77%	2.96%		(1.60)%		27.09%		3.34%	3.43%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$801		$332		$168	$777		$126		$131		$105	$259
Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.49	%(j)	1.53%		1.60%	1.60%		0.99	%(j)	1.03%		1.10%	1.10%

Before waivers and reimbursements (a)(f)	2.05%		3.00%		4.65%	9.73%		1.80%		3.02%		5.11%	10.23%
Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.02%		0.27	%(cc)	0.42%	(0.35	)%(l)	0.50%		0.89	%(dd)	0.77%	0.15	%(l)

Before waivers and reimbursements (a)(f)	(0.54)%		(1.21	)%(cc)	(2.64)%	(8.49	)%(l)	(0.31)%		(1.10	)%(dd)	(3.23)%	(8.98	)%(l)

Portfolio turnover rate (z)^	49%		88%		76%	95%		49%		88%		76%	95%

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.04, $(0.01) and $0.07 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I, 1.50% for Class R and 1.00% for Class T.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class A would be 0.14% for income after waivers and reimbursements and (1.31)% before waivers and reimbursements.

(bb)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class I would be 0.35% for income after waivers and reimbursements and (1.10)% before waivers and reimbursements.

(cc)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class R would be (0.07)% for income after waivers and reimbursements and (1.55)% before waivers and reimbursements.

(dd)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class T would be 0.55% for income after waivers and reimbursements and (1.44)% before waivers and reimbursements.

152	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Global Talents Fund

	Class A				Class I
	Year Ended October 31,		April 11, 2016* to October 31, 2016		Year Ended October 31,		April 11, 2016* to October 31, 2016
	2018	2017			2018	2017

Net asset value, beginning of period	$12.44	$10.33	$10.00		$12.48	$10.34	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.02)	(0.03)	(0.01)		0.02	0.01	—	#

Net realized and unrealized gain (loss)	(0.26)	2.18	0.34		(0.26)	2.18	0.34

Total from investment operations	(0.28)	2.15	0.33		(0.24)	2.19	0.34

Less distributions:

Dividends from net investment income	—	—	—		(0.02)	(0.01)	—

Distributions from net realized gains	—	(0.04)	—		—	(0.04)	—

Total dividends and distributions	—	—	—		(0.02)	(0.05)	—

Net asset value, end of period	$12.16	$12.44	$10.33		$12.22	$12.48	$10.34

Total return (b)	(2.25)%	20.89%	3.30%		(1.95)%	21.23%	3.40%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$1,270	$803	$103		$25,511	$25,009	$20,479
Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.25%	1.27%	1.40%		1.00%	1.05%	1.15%

Before waivers and reimbursements (a)(f)	1.94%	2.13%	2.31%		1.69%	1.92%	2.06%
Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	(0.13)%	(0.25)%	(0.19	)%(l)	0.13%	0.09%	0.06	%(l)

Before waivers and reimbursements (a)(f)	(0.82)%	(1.11)%	(1.10	)%(l)	(0.56)%	(0.79)%	(0.85	)%(l)

Portfolio turnover rate (z)^	26%	18%	11%		26%	18%	11%

1290 Funds	Financial Highlights	153

Financial Highlights (cont’d)

1290 Global Talents Fund

	Class R
	Year Ended October 31,		April 11, 2016* to October 31, 2016
	2018	2017

Net asset value, beginning of period	$12.39	$10.31	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.05)	(0.05)	(0.03)

Net realized and unrealized gain (loss)	(0.25)	2.17	0.34

Total from investment operations	(0.30)	2.12	0.31

Less distributions:
Distributions from net realized gains	—	(0.04)	—

Net asset value, end of period	$12.09	$12.39	$10.31

Total return (b)	(2.42)%	20.64%	3.10%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$122	$124	$103

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.50%	1.55%	1.65%

Before waivers and reimbursements (a)(f)	2.19%	2.42%	2.56%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	(0.37)%	(0.41)%	(0.44	)%(l)

Before waivers and reimbursements (a)(f)	(1.06)%	(1.29)%	(1.35	)%(l)

Portfolio turnover rate (z)^	26%	18%	11%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

154	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 High Yield Bond Fund

	Class A					Class I
	Year Ended October 31,			November 12, 2014* to October 31, 2015		Year Ended October 31,			November 12, 2014* to October 31, 2015
	2018	2017	2016			2018	2017	2016

Net asset value, beginning of period	$9.33	$9.01	$9.15	$10.00		$9.34	$9.01	$9.15	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.48	0.49	0.61	0.59		0.50	0.52	0.58	0.62

Net realized and unrealized gain (loss)	(0.40)	0.32	(0.09)	(0.84)		(0.40)	0.33	(0.04)	(0.85)

Total from investment operations	0.08	0.81	0.52	(0.25)		0.10	0.85	0.54	(0.23)

Less distributions:

Dividends from net investment income	(0.48)	(0.48)	(0.65)	(0.60)		(0.50)	(0.51)	(0.67)	(0.62)

Return of capital	—	(0.01)	(0.01)	—		—	(0.01)	(0.01)	—

Total dividends and distributions	(0.48)	(0.49)	(0.66)	(0.60)		(0.50)	(0.52)	(0.68)	(0.62)

Net asset value, end of period	$8.93	$9.33	$9.01	$9.15		$8.94	$9.34	$9.01	$9.15

Total return (b)	0.86%	9.20%	6.17%	(2.62)%		1.09%	9.58%	6.44%	(2.39)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,500	$709	$355	$8,372		$30,386	$30,185	$27,710	$8,395

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.04%	1.06%	1.06%	1.05%		0.80%	0.82%	0.84%	0.80%

Before waivers and reimbursements (a)(f)	1.77%	1.84%	1.81%	2.45%		1.52%	1.58%	1.53%	2.20%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	5.20%	5.26%	7.06%	6.39	%(l)	5.47%	5.55%	6.62%	6.64	%(l)

Before waivers and reimbursements (a)(f)	4.47%	4.48%	6.31%	4.99	%(l)	4.74%	4.79%	5.94%	5.24	%(l)

Portfolio turnover rate (z)^	45%	54%	79%	57%		45%	54%	79%	57%

1290 Funds	Financial Highlights	155

Financial Highlights (cont’d)

1290 High Yield Bond Fund

	Class R					Class T**
	Year Ended October 31,			November 12, 2014* to October 31, 2015		Year Ended October 31,			November 12, 2014* to October 31, 2015
	2018	2017	2016			2018	2017	2016

Net asset value, beginning of period	$9.33	$9.01	$9.15	$10.00		$9.33	$9.01	$9.15	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.45	0.47	0.59	0.57		0.50	0.52	0.63	0.62

Net realized and unrealized gain (loss)	(0.39)	0.32	(0.10)	(0.85)		(0.40)	0.32	(0.09)	(0.85)

Total from investment operations	0.06	0.79	0.49	(0.28)		0.10	0.84	0.54	(0.23)

Less distributions:

Dividends from net investment income	(0.46)	(0.46)	(0.62)	(0.57)		(0.50)	(0.51)	(0.67)	(0.62)

Return of capital	—	(0.01)	(0.01)	—		—	(0.01)	(0.01)	—

Total dividends and distributions	(0.46)	(0.47)	(0.63)	(0.57)		(0.50)	(0.52)	(0.68)	(0.62)

Net asset value, end of period	$8.93	$9.33	$9.01	$9.15		$8.93	$9.33	$9.01	$9.15

Total return (b)	0.63%	8.95%	5.91%	(2.86)%		1.09%	9.46%	6.44%	(2.39)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$287	$218	$195	$8,339		$127	$132	$128	$2,783
Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.30%	1.32%	1.31%	1.30%		0.80%	0.82%	0.81%	0.80%

Before waivers and reimbursements (a)(f)	2.02%	2.08%	2.06%	2.70%		1.77%	2.08%	2.56%	3.20%
Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	4.96%	5.05%	6.83%	6.14	%(l)	5.46%	5.56%	7.30%	6.64	%(l)

Before waivers and reimbursements (a)(f)	4.23%	4.28%	6.08%	4.74	%(l)	4.49%	4.30%	5.55%	4.24	%(l)

Portfolio turnover rate (z)^	45%	54%	79%	57%		45%	54%	79%	57%

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

156	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Low Volatility Global Equity Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.94		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.25		0.12

Net realized and unrealized gain (loss)	(0.16)		0.82

Total from investment operations	0.09		0.94

Less distributions:

Dividends from net investment income	(0.22)		—

Distributions from net realized gains	—	#	—

Total dividends and distributions	(0.22)		—

Net asset value, end of period	$10.81		$10.94

Total return (b)	0.88%		9.40%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,898		$2,836

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.43	%(j)	0.43	%(j)

Before waivers and reimbursements (a)(f)	5.15%		4.87%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	2.24%		1.66	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.49)%		(2.78	)%(l)

Portfolio turnover rate (z)^	4%		0	%‡

*	Commencement of Operations.
‡	Less than 0.5%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	157

Financial Highlights (cont’d)

1290 Multi-Alternative Strategies Fund

	Class A								Class I
	Year Ended October 31,						July 6, 2015* to October 31, 2015		Year Ended October 31,						July 6, 2015* to October 31, 2015
	2018		2017		2016				2018		2017		2016

Net asset value, beginning of period	$10.21		$9.97		$9.70		$10.00		$10.23		$9.99		$9.71		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.04		0.02		0.01		(0.01)		0.07		0.05		0.05		—	#

Net realized and unrealized gain (loss)	(0.19)		0.26		0.33		(0.29)		(0.20)		0.25		0.31		(0.29)

Total from investment operations	(0.15)		0.28		0.34		(0.30)		(0.13)		0.30		0.36		(0.29)

Less distributions:

Dividends from net investment income	—		(0.01)		(0.05)		—		(0.02)		(0.03)		(0.05)		—

Distributions from net realized gains	(0.04)		(0.03)		—		—		(0.04)		(0.03)		—		—

Return of capital	—		—		(0.02)		—		—		—		(0.03)		—

Total dividends and distributions	(0.04)		(0.04)		(0.07)		—		(0.06)		(0.06)		(0.08)		—

Net asset value, end of period	$10.02		$10.21		$9.97		$9.70		$10.04		$10.23		$9.99		$9.71

Total return (b)	(1.49)%		2.78%		3.53%		(3.00)%		(1.25)%		3.04%		3.76%		(2.90)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$827		$659		$410		$112		$18,151		$16,358		$12,233		$9,591

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.03	%(j)	1.00	%(j)	0.98	%(j)	0.96	%(j)	0.78	%(j)	0.75	%(j)	0.73	%(j)	0.72	%(j)

Before waivers and reimbursements (a)(f)	1.79%		2.08%		2.62%		2.26%		1.54%		1.82%		2.24%		1.97%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	0.39%		0.20%		0.10%		(0.25	)%(l)	0.66%		0.45%		0.50%		(0.03	)%(l)

Before waivers and reimbursements (a)(f)(x)	(0.37)%		(0.88)%		(1.55)%		(1.55	)%(l)	(0.11)%		(0.62)%		(1.02)%		(1.29	)%(l)

Portfolio turnover rate (z)^	5%		13%		2%		0%		5%		13%		2%		0%

158	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Multi-Alternative Strategies Fund

	Class R
	Year Ended October 31,						July 6, 2015* to October 31, 2015
	2018		2017		2016

Net asset value, beginning of period	$10.19		$9.95		$9.69		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.03		—	#	—	#	(0.02)

Net realized and unrealized gain (loss)	(0.21)		0.27		0.32		(0.29)

Total from investment operations	(0.18)		0.27		0.32		(0.31)

Less distributions:

Dividends from net investment income	—		—		(0.04)		—

Distributions from net realized gains	(0.04)		(0.03)		—		—

Return of capital	—		—		(0.02)		—

Total dividends and distributions	(0.04)		(0.03)		(0.06)		—

Net asset value, end of period	$9.97		$10.19		$9.95		$9.69

Total return (b)	(1.79)%		2.53%		3.30%		(3.10)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$105		$105		$101		$97

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.26	%(j)	1.25	%(j)	1.22	%(j)	1.21	%(j)

Before waivers and reimbursements (a)(f)	2.02%		2.32%		2.73%		2.47%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	0.27%		(0.02)%		0.02%		(0.53	)%(l)

Before waivers and reimbursements (a)(f)(x)	(0.49)%		(1.08)%		(1.50)%		(1.78	)%(l)

Portfolio turnover rate (z)^	5%		13%		2%		0%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	159

Financial Highlights (cont’d)

1290 SmartBeta Equity Fund

	Class A						Class I
	Year Ended October 31,				November 12, 2014* to October 31, 2015		Year Ended October 31,				November 12, 2014* to October 31, 2015
	2018	2017	2016				2018	2017	2016

Net asset value, beginning of period	$12.23	$10.25	$10.24		$10.00		$12.25	$10.27	$10.26		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.15	0.13	0.12	##	0.11		0.18	0.17	0.15	##	0.14

Net realized and unrealized gain (loss)	0.06 †	1.96	0.04		0.16		0.06 †	1.95	0.03		0.15

Total from investment operations	0.21	2.09	0.16		0.27		0.24	2.12	0.18		0.29

Less distributions:

Dividends from net investment income	(0.15)	(0.11)	(0.15)		(0.03)		(0.18)	(0.14)	(0.17)		(0.03)

Distributions from net realized gains	(0.20)	—	—		—		(0.20)	—	—		—

Total dividends and distributions	(0.35)	(0.11)	(0.15)		(0.03)		(0.38)	(0.14)	(0.17)		(0.03)

Net asset value, end of period	$12.09	$12.23	$10.25		$10.24		$12.11	$12.25	$10.27		$10.26

Total return (b)	1.64%	20.58%	1.58%		2.70%		1.86%	20.85%	1.84%		2.94%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$1,123	$685	$269		$3,111		$16,340	$14,158	$10,838		$3,218

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.15%	1.20%	1.35%		1.35%		0.90%	0.96%	1.10%		1.10%

Before waivers and reimbursements (a)(f)	2.42%	2.77%	2.76%		4.21%		2.16%	2.49%	2.51%		3.96%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	1.21%	1.17%	1.23	%(aa)	1.14	%(l)	1.47%	1.48%	1.44	%(bb)	1.38	%(l)

Before waivers and reimbursements (a)(f)	(0.06)%	(0.41)%	(0.18	)%(aa)	(1.73	)%(l)	0.21%	(0.05)%	0.04	%(bb)	(1.48	)%(l)

Portfolio turnover rate (z)^	49%	41%	27%		29%		49%	41%	27%		29%

160	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 SmartBeta Equity Fund

	Class R						Class T**
	Year Ended October 31,				November 12, 2014* to October 31, 2015		Year Ended October 31,				November 12, 2014* to October 31, 2015
	2018	2017	2016				2018	2017	2016

Net asset value, beginning of period	$12.20	$10.23	$10.22		$10.00		$12.25	$10.27	$10.26		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.12	0.11	0.10	##	0.09		0.18	0.17	0.15	##	0.14

Net realized and unrealized gain (loss)	0.06 †	1.94	0.03		0.16		0.06 †	1.95	0.03		0.15

Total from investment operations	0.18	2.05	0.13		0.25		0.24	2.12	0.18		0.29

Less distributions:

Dividends from net investment income	(0.12)	(0.08)	(0.12)		(0.03)		(0.18)	(0.14)	(0.17)		(0.03)

Distributions from net realized gains	(0.20)	—	—		—		(0.20)	—	—		—

Total dividends and distributions	(0.32)	(0.08)	(0.12)		(0.03)		(0.38)	(0.14)	(0.17)		(0.03)

Net asset value, end of period	$12.06	$12.20	$10.23		$10.22		$12.11	$12.25	$10.27		$10.26

Total return (b)	1.39%	20.21%	1.32%		2.47%		1.86%	20.85%	1.84%		2.94%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$136	$137	$115		$3,073		$125	$127	$106		$1,029

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.40%	1.46%	1.60%		1.60%		0.90%	0.96%	1.10%		1.10%

Before waivers and reimbursements (a)(f)	2.66%	2.98%	3.01%		4.46%		2.41%	2.96%	3.51%		4.96%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.98%	0.98%	0.98	%(cc)	0.89	%(l)	1.47%	1.48%	1.48	%(dd)	1.39	%(l)

Before waivers and reimbursements (a)(f)	(0.29)%	(0.54)%	(0.43	)%(cc)	(1.98	)%(l)	(0.04)%	(0.52)%	(0.93	)%(dd)	(2.48	)%(l)

Portfolio turnover rate (z)^	49%	41%	27%		29%		49%	41%	27%		29%

*	Commencement of Operations.
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.08, $0.11, $0.06 and $0.11 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class A would be 0.85% for income after waivers and reimbursements and (0.56)% before waivers and reimbursements.

(bb)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class I would be 1.07% for income after waivers and reimbursements and (0.34)% before waivers and reimbursements.

(cc)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class R would be 0.61% for income after waivers and reimbursements and (0.80)% before waivers and reimbursements.

(dd)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class T would be 1.11% for income after waivers and reimbursements and (1.30)% before waivers and reimbursements.

1290 Funds	Financial Highlights	161

If you would like more information about the Funds, the following documents (including a copy of this Prospectus) are available at 1290 Funds’ website: www.1290Funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Funds’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Funds, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Funds’ SAI, which is available on the Funds’ website.

To order a free copy of the Funds’ SAI and/or Annual and Semi-Annual Report, request other information about a Fund, or make shareholder inquiries, contact your financial professional, or the Funds at:

1290 Funds

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-888-310-0416

Hours: 8:30 a.m. to 5:30 p.m (Eastern Time)

on any business day

Your financial professional or 1290 Funds will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov

1290 Funds

(Investment Company Act File No. 811-22959)

“AXA” is the brand name of AXA Equitable Financial Services, LLC and its family of companies, including AXA Equitable Life Insurance Company (NY, NY), AXA Advisors, LLC, and AXA Distributors, LLC. AXA S.A is a French holding company for a group of international insurance and financial services companies, including AXA Equitable Financial Services, LLC. The obligations of AXA Equitable Life Insurance Company are backed solely by their claims-paying ability.

© 2019 AXA Equitable Life Insurance Company. All rights reserved. 1290 Avenue of the Americas, New York, NY 10104, (212) 554-1234

DFIN #607000

Mutual Funds: • Are Not a Deposit of Any Bank • Are Not FDIC Insured • Are Not Insured by Any Federal Government Agency • Are Not Guaranteed by Any Bank or Savings Association • May Go Down in Value
AXA Equitable Life Insurance Company (NY, NY)

1290 FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2019

Fund	Share Class (Ticker)
1290 Convertible Securities Fund	Class A (TNFAX)
Class T (TNFCX)*
Class I (TNFIX)
Class R (TNFRX)

1290 Diversified Bond Fund (formerly, 1290 Unconstrained Bond Managers Fund)	Class A (TNUAX)
Class T (TNUCX)*
Class I (TNUIX)
Class R (TNURX)

1290 DoubleLine Dynamic Allocation Fund	Class A (TNXAX)
Class T (TNXCX)*
Class I (TNVDX)
Class R (TNYRX)

1290 GAMCO Small/Mid Cap Value Fund	Class A (TNVAX)
Class T (TNVCX)*
Class I (TNVIX)
Class R (TNVRX)

1290 Global Talents Fund	Class A (TNYAX)
Class T (TNYCX)*
Class I (TNYFX)
Class R (TNTRX)

1290 High Yield Bond Fund	Class A (TNHAX)
Class T (TNHCX)*
Class I (TNHIX)
Class R (TNHRX)

1290 Low Volatility Global Equity Fund**	Class A (TNZAX)
Class T (TNZCX)
Class I (TNZIX)
Class R (TNZRX)

1290 Multi-Alternative Strategies Fund	Class A (TNMAX)
Class T (TNMCX)*
Class I (TNMIX)
Class R (TNMRX)

1290 SmartBeta Equity Fund	Class A (TNBAX)
Class T (TNBCX)*
Class I (TNBIX)
Class R (TNBRX)

(each, a “Fund” and together, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds dated March 1, 2019, as it may be supplemented from time to time, which may be obtained without charge by calling the 1290 Funds toll-free at 1-888-310-0416 or writing to the 1290 Funds at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

*	Class T shares currently are not offered for sale.
**	The Fund currently offers only Class I shares for sale.

(617361)

DESCRIPTION OF THE 1290 FUNDS

The 1290 Funds (the “1290 Funds” or the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The 1290 Funds was organized as a Delaware statutory trust on March 1, 2013. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (the “Adviser” or “1290 Asset Managers”) serves as the investment adviser for the 1290 Funds.

The 1290 Funds currently offers Class A, Class T, Class I and Class R shares on behalf of eighteen (18) funds. Prior to March 1, 2017, Class T shares were known as Class C shares and included different 12b-1 fees and certain other expenses. In the Prospectus for the Funds dated March 1, 2019, the performance of Class T shares for periods prior to March 1, 2017, has been adjusted to reflect the current sales charges applicable to Class T shares. For each Fund, Class T shares currently are not offered for sale; additionally with respect to 1290 Low Volatility Global Equity Fund, only Class I shares currently are offered for sale. This SAI contains information with respect to shares of the Funds listed below. The 1290 Funds’ Board of Trustees (“Board”) is permitted to create additional funds or classes. The assets of the 1290 Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the assets of the Fund. The assets of each Fund are charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the 1290 Funds are allocated between or among any one or more Funds or classes.

1290 Convertible Securities Fund

1290 Diversified Bond Fund (formerly, 1290 Unconstrained Bond Managers Fund)

1290 DoubleLine Dynamic Allocation Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 Global Talents Fund

1290 High Yield Bond Fund

1290 Low Volatility Global Equity Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

Each class of shares is offered under the 1290 Funds’ multi-class distribution system, which is designed to allow promotion of investing in the Funds through alternative distribution channels. Under the 1290 Funds’ multi-class distribution system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund, however, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Each Fund is classified as a “diversified” fund under the 1940 Act. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary

3

that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the Fund.

1290 FUNDS INVESTMENT POLICIES

Fundamental Restrictions

Each Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund.

Set forth below are each of the fundamental restrictions adopted by the Funds.

Each Fund will not:

(1)

issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2)

borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3)

engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4)

concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5)

purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6)

purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7)

make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Funds’ Fundamental Restrictions

Each Fund’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Fund’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Fund’s fundamental restrictions could change in the future.

The following notations are not considered to be part of a Fund’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing (notations regarding the fundamental restrictions set forth in (1) and (2) above)

4

“Senior securities” generally are obligations that have a priority over a fund’s shares with respect to the distribution of fund assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a fund is permitted to borrow money in an amount not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of fund transactions and share redemptions. Any Fund borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Fund’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting (notations regarding the fundamental restriction set forth in (3) above)

A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Funds to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Fund may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Funds’ shareholder reports. With respect to each Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Fund may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Fund may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a Fund from investing in commodities or commodity-related instruments. A Fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Fund may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments.

5

Each Fund may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. In addition, a Fund will not qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (a “RIC”), in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Fund may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Fund would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Fund to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Fund to temporarily lend cash to another fund of 1290 Funds, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending fund to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Funds have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each Fund but are not fundamental. They may be changed for any Fund by the Board and without a vote of that Fund’s shareholders.

A Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Fund may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

The 1290 Convertible Securities Fund, 1290 Diversified Bond Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Low Volatility Global Equity Fund and 1290 SmartBeta Equity Fund each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Funds’ Prospectus. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Fund to the extent required by SEC rules.

Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI

6

or in the Funds’ Prospectus). Pursuant to the discretion of 1290 Asset Managers and a Fund’s sub-adviser(s), if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the 1290 Funds alone. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STR ATEGIES AND RISKS

In addition to the Funds’ principal investment strategies discussed in the Prospectus, each Fund may engage in other types of investment strategies as further described below. Each Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or a Fund’s own investment restrictions.

The 1290 Low Volatility Global Equity Fund and 1290 Multi-Alternative Strategies Fund operate under a “fund of funds” structure, under which each Fund invests primarily in exchange-traded securities of other registered investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories or strategies. Each Fund may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. By investing in Underlying ETFs, a Fund will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the direct fees and expenses of the respective Fund. In addition, the performance of each Fund is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying ETFs. Accordingly, the investment performance of each Fund will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying ETFs in direct proportion to the amount of assets that Fund allocates to the Underlying ETFs utilizing such strategies. The Funds’ Prospectus contains certain information about Underlying ETFs. For additional information regarding the Underlying ETFs, see their respective prospectuses and SAIs. In this section, the term “Fund” may include the Funds, an Underlying ETF or both.

Asset-Backed Securities.    Certain of the Funds may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g. a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile

7

receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Funds may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Fund may acquire a bank loan through (1) a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

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Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Fund has an interest in certain types of bank loans, a Fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Bank loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a bank loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

A Fund’s investments in bank loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Fund more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Fund may have difficulty disposing of bank loans. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular bank loans in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Fund may not recover its investment or its recovery may be substantially delayed.

A Fund may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and if a Fund attempts to sell a bank loan at the same time, the price the Fund could get for the bank loan may be adversely affected.

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Bonds.    Certain of the Funds may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. If interest rates move sharply in a manner not anticipated by Fund’s management, a Fund’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations.

Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example.

During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

Brady Bonds.    Certain of the Funds may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury Department (“U.S. Treasury”) zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private

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entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. Each Fund will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that Fund.

Collateralized Debt Obligations.    Certain of the Funds may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Funds as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Fund could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    Certain of the Funds may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or

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other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value.

If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by certain of the Funds in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Fund should invest and/or continue to hold the securities.

Credit and Liquidity Enhancements.    Certain of the Funds may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Fund to use them when the Fund wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Fund’s Adviser, Sub-Adviser(s), third-party service providers or counterparties. The Funds attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Fund.

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In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s Adviser, Sub-Adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. In certain situations, the Funds, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the Funds from fully implementing their cyber security plans and systems, and (in certain situations) may result in additional information loss or damage. The Funds and their shareholders could be negatively impacted as a result.

Depositary Receipts.    Certain of the Funds may invest in depositary receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a Fund’s investment policies, the Fund’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    A Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under

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normal circumstances, however, a Fund’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a Fund may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Although portions of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the firms that are very active in the swaps market, and only affected about 20 swap dealers on that date. As of September 1, 2017, variation margin requirements became applicable to all financial end-users, including the Funds, and initial margin requirements are being phased in over a four-year period ending September 1, 2020. The CFTC also provided regulatory relief in 2017 so that the minimum transfer amount for margin postings could be measured at the account level rather than the entity level, which may be useful if the Funds employ multiple account managers to trade their portfolios.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC has proposed a new rule governing funds’ use of derivatives. If adopted, the rule would impose new limits on funds’ derivatives usage and new asset segregation requirements for funds’ derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC made substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from

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regulation as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Funds. The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of these Funds’ investment strategies. Although the Adviser expects to be able to execute each of these Fund’s investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by the Funds more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Securities.    Certain of the Funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Certain of the Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

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Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Certain of the Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Floaters and Inverse Floaters.    Certain of the Funds may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but a Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Funds may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    Certain of the Funds may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and

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income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    Certain of the Funds may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts will include, but not be limited to, the following situations.

First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the Funds believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Funds will be served.

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A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. For example, a Fund may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions, and if they are listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the transactions are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the

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counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Certain of the Funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Funds may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Fund will be considered “covered” if, so long as the Fund is obligated as the writer of the put, it segregates, either on the records of the Adviser, Sub-Advisers or with the Fund’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Fund will be considered “covered” only if the Fund segregates, either on the records of the Adviser, Sub-Advisers or with the Fund’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Fund, sold by a Fund but not yet delivered or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    Certain of the Funds may engage in OTC options on foreign currency transactions. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures

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contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. Certain of the Funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Fund will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    Certain of the Funds may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee dollar obligations and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Fund.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted. A Fund’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

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Emerging Market Securities.    Certain of the Funds may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

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The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (“EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector or the Russian markets as a whole, impairing the ability of a Fund to buy, sell, receive or deliver those securities. In such circumstances, a Fund may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets could result in a Fund receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Fund’s performance may be adversely affected.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The 2008 global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are

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still present as a result of their continued dependence on the Western European zone for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a Fund’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the 2008 global financial crisis caused price volatility in commodities, especially oil, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia’s economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand. In the near term, the fallout from the European crisis and weakened global economy may reduce demand for Russian exports such as oil and gas, which could limit Russia’s economic recovery. Over the long-term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

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In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additional EU members could decide to abandon the euro and also withdraw from the EU, which could adversely affect the value of a Fund’s investments.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.

Latin America

Inflation.     Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.     Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

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Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA or its recently negotiated successor — the United States-Mexico-Canada Agreement — may have a significant and adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.     Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.     A number of Latin American countries are among the largest debtors of developing countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any

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country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The 2008 global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asia countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or

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confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/ or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

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China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Certain of the Funds may invest in forward commitments including “TBA” (to be announced), when-issued and delayed delivery

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securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A Fund is required to designate the segregation, either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a Fund may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Fund may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A Fund may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust a Fund’s overall exposure, and to enhance the Fund’s return. Purchases made in an effort to enhance a Fund’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Fund’s payment obligation).

Hybrid Instruments.    Certain of the Funds may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying

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Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Fund that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.

In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory

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authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities or Non-Publicly Traded Securities.    Certain of the Funds may invest in illiquid securities or non-publicly traded securities. The inability of a Fund to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Fund’s Sub-Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund’s having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Fund’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a Fund acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a Fund in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Funds may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

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In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    Certain of the Funds may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a Fund from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Fund from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including management fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Fund’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Passive Foreign Investment Companies.    Certain Funds may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of

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investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Fund) bear similar expenses of such funds. PFICs in which a Fund may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain federal income tax consequences (see the section of this SAI entitled “Taxation”).

ETFs.    Certain of the Funds may invest in ETFs. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Fund could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met.

Investment Grade Securities.    Certain of the Funds may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or the Sub-Advisers to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or the Sub-Advisers) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or the Sub-Advisers will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Fund.

Non-Investment Grade Securities or “Junk Bonds.”    Certain of the Funds may invest in or hold junk bonds or non-investment grade securities. Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or the Sub-Advisers to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Fund’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Fund’s investment objective will be more dependent on the Adviser’s or the Sub-Adviser’s analysis than would be the case if the Fund were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields

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may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Fund’s investment in such securities. If a Fund experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or a Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the 1290 Funds’ Board. It is the policy of the Adviser and each Fund’s Sub-Adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or

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other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser or the applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the Funds may invest in commodity-linked notes, which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index, such as the Dow Jones-UBS Commodity Index Total ReturnSM, that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    Certain of the Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

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LIBOR Rate Risk.    Many debt securities, derivatives and other financial instruments, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loan Participations, Assignments and Other Direct Indebtedness.    Certain of the Funds may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments, which obligate the Fund to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when a Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it is required to designate the segregation, either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is

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responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Fund’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Fund will purchase, the Adviser or the Sub-Advisers will rely upon its own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to a Fund amounts payable with respect to the loan and to enforce a Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Fund’s investments. Many lending institutions have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending institution’s financial condition.

The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Loan participations and other direct indebtedness may have extended trade settlement periods. Accordingly, the proceeds from the sale of these instruments may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

Investments in such loans and other direct indebtedness may involve additional risks to a Fund. For example, if a loan or other direct indebtedness is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s or the Sub-Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser or the Sub-Adviser determines that any such investments are illiquid, a Fund will include them in the investment limitations described above.

Variable Amount Master Demand Notes.    Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes

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whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Sub-Adviser, subject to the overall review of the Fund’s Trustees and the Adviser, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    Certain of the Funds may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future.

Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

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Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the Funds may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Fund. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Fund may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certain Funds may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest

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payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.

Stripped MBS are created when a U.S. Government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Funds may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the Funds’ ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual

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prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund may invest in various tranches of CMO bonds, including support bonds.

Certain Funds may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Fund would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser or any Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Certain of the Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s or Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Fund enters into a transaction is not obligated to return the same securities as those originally sold by the Fund, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would

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increase costs and may increase a Fund’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Fund. A Fund will maintain until the settlement date the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the 1290 Funds’ custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Fund’s overall limitations on investments in illiquid securities.

Municipal Securities.    Certain of the Funds may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.

Options and Futures Transactions.    Certain of the Funds may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income

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investments. Each Fund may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts, and Forward Currency Contracts.”

Futures Transactions.    Certain of the Funds may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a Fund to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the 1290 Funds’ custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the broker will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments called “variation margin,” to and from the futures broker, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities

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whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Certain of the Funds may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Fund is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A Fund will write only options on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the 1290 Funds’ custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser or Sub-Advisers, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    Certain of the Funds may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of

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a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Fund will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Certain of the Funds will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Fund has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a Fund. When an underlying security is sold from a Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

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Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Fund writes a put option, it will “cover” the position as required by the 1940 Act. A Fund may “cover” a put option by, for example, maintaining the segregation, either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Fund may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that a Fund intends to purchase pending their ability to invest in an orderly manner in those securities. A Fund may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Fund’s total investment return or to protect a Fund’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a Fund. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction. With respect to swaps, if the underlying reference asset is a broad-based security index, the instrument will generally be classified as a swap and as a “security-based swap agreement,” which means that it is fully subject to CFTC jurisdiction as well as the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Securities Index Options.    A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Fund’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. Each Fund writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Fund’s Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates, either on the records of the Adviser or Sub-Adviser or with the 1290 Funds’ custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options.    Certain of the Funds may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Funds may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.

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Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Fund has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A Fund may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectus and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Fund, the Fund generally will seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, a Fund may, but is not required to, own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing

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transactions with respect to options traded OTC. The Funds will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Fund from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Fund’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the net asset value of the Fund’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of

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the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or a Fund’s Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Adviser’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Funds, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. If a Fund has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A Fund may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Fund will depend on the ability of a Fund’s Sub-Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to

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deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A Fund may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Certain of the Funds may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

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Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Funds’ investments.

Real Estate Investment Trusts.    Certain Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Fund that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Fund, by investing in REITs indirectly through the Fund, will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Repurchase Agreements.    Certain of the Funds may enter into repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Fund. During the term of a repurchase agreement, a Fund, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Fund intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser and the Sub-Advisers to present minimal credit risks. A Fund generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    Certain of the Funds may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Fund may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Fund. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Fund. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Fund retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest

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expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund’s net asset value.

In “dollar roll” transactions, a Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Fund’s forward commitment to repurchase the subject security.

At the time a Fund enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Adviser, Sub-Advisers or with the 1290 Funds’ custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Fund may increase the Fund’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In addition, when a Fund invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Fund might be unable or unwilling to deliver them when that Fund seeks to repurchase, which may result in losses to the Fund. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Fund.

A Fund’s investment of the proceeds of a reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Fund and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

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Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Lending.    Funds may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Fund has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan, but the Fund’s Adviser or Sub-Adviser may attempt to terminate loans in time to vote those proxies the Adviser or the Sub-Adviser has determined are material to the Fund’s interests. A Fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Fund’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a Fund a loan premium fee. A Fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Fund derived from lending the Fund’s securities. Should the borrower of securities fail financially, a Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Fund’s loans are concentrated with a single borrower or a limited number of borrowers. A Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    Certain of the Funds may enter into a short sale. A “short sale” is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Fund’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Funds will incur transaction costs in effecting short sales.

The Funds generally will engage only in covered short sales. In a covered short sale, a Fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or

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other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or Sub-Adviser determines to be liquid in accordance with procedures established by the Fund’s board of trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which certain of the Funds may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    Certain of the Funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Funds may involve a greater degree of risk than an investment in other Funds that seek capital appreciation by investing in better known, larger companies.

Certain of the Funds also may invest in the securities of micro-capitalization companies. Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or

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otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s or a Sub-Adviser’s judgment, such disposition is not desirable.

Structured Products.    The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors.

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Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Swaps.    Certain Funds may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared

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swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Fund’s Adviser, Sub-Adviser or with the 1290 Funds’ custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Fund’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Fund will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Fund may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Fund may only enter into swap transactions where its Adviser or Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Fund at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a Fund’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including

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implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Fund’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a Fund to post margin on OTC swaps, and would eventually require posting of initial margin if a Fund has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

A Fund may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, and swaptions, credit default swaps, and contracts for difference. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Fund may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a

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periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Fund generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Fund would effectively add leverage because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit a Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

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By entering into a CFD, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Fund’s shares, may be reduced.

Temporary Investment.    If a Fund believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of its assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this SAI, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

U.S. Government Securities.    Certain of the Funds may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mae); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for

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example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See the “Taxation” section of this SAI.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This and other developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms.

Variable Rate Notes.    The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. A Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Certain of the Funds may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the

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assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment in-Kind Bonds.    Certain of the Funds may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Fund that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser, Sub-Advisers or when one Sub-Adviser replaces another, necessitating changes in the Fund it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Fund, the Adviser and the Sub-Adviser(s), investment strategy changes, changes in the Adviser’s or a Sub-Adviser’s investment outlook or changes in the Sub-Adviser managing the Fund, as well as changes in roll transaction volume. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and shareholders. A Fund’s Adviser or Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Fund’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or a Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Fund are made by the Adviser or a Sub-Adviser, as applicable independently. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing a Fund’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Fund are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Fund’s Prospectus.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A Fund will test for compliance at the time of the Fund’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

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PORTFOLIO	HOLDINGS DISCLOSURE POLICY

It is the policy of the 1290 Funds to safeguard against misuse of the Funds’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC, including the quarterly holdings report on Form N-Q, which will be filed within 60 days of the end of each first and third fiscal quarter, and the annual and semi-annual report to shareholders on Form N-CSR, which will be filed within 60 days of the end of the fiscal year end and semi-annual fiscal year end, respectively. These reports are available on the SEC’s website at http://www.sec.gov. The 1290 Funds’ annual and semi-annual reports to shareholders are also available without charge on the 1290 Funds’ website at www.1290Funds.com. Beginning April 30, 2019, the Funds will cease to disclose their holdings on Form N-Q. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.

The 1290 Funds generally makes publicly available top portfolio holdings (typically, each Fund’s top fifteen (15) holdings) on a quarterly basis at the following website: www.1290Funds.com. Copies of such information are also available upon request to the 1290 Funds. Except as noted below, all such information generally is released with a 15-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 15th day following such quarter-end.

The 1290 Funds, through 1290 Asset Managers, may provide non-public portfolio holdings data to certain third parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the Sub-Administrator (JPMorgan Chase Bank, N.A.), the Custodian (JPMorgan Chase Bank, N.A.), execution management services provider (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of JPMorgan Chase Bank, N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the 1290 Funds.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Fund to service providers that have contracted to provide services to the 1290 Funds, and other organizations, which may include, but are not limited to: AXA Equitable Life Insurance Company; 1290 Asset Managers; the Sub-Advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Funds or the non-interested trustees of the 1290 Funds (K&L Gates LLP, and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P, Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (Sunguard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance

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services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Funds; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401k administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company). The Sub-Advisers may contract with additional third parties to provide services to the 1290 Funds. The entities to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the 1290 Funds’ Chief Financial Officer or Vice President, subject to the approval of 1290 Asset Managers’ Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Fund shareholders. In all cases, the approval of the release of non-public portfolio holdings information by 1290 Asset Managers’ Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Funds and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The 1290 Funds does not disclose its portfolio holdings to the media.

1290 Asset Managers is responsible for administering the release of portfolio holdings information with respect to the Funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of 1290 Asset Managers’ Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the 1290 Funds, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

1290 Asset Managers’ Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer monitor and review any potential conflicts of interest between the Funds’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The 1290 Funds’ Board has approved this policy and determined that it is in the best interest of the Funds. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the 1290 Funds’ Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by 1290 Asset Managers’ Legal and Compliance Group.

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MANAGEMENT OF THE 1290 FUNDS

The Board of Trustees

The 1290 Funds’ Board is responsible for the overall management of the 1290 Funds and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the 1290 Funds who are responsible for administering the 1290 Funds’ day-to-day operations. The Trustees of the 1290 Funds are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include AXA Premier VIP Trust, EQ Advisors Trust and the 1290 Funds. The registered investment companies in the fund complex include the 1290 Funds, EQ Advisors Trust, and AXA Premier VIP Trust. As of the date of this SAI, all of the Trustees are also Trustees of the two other registered investment companies in the fund complex.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, President and Chief Executive Officer	From October 1, 2017 to present, Trustee, President and Chief Executive Officer and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable Life Insurance Company (“AXA Equitable”); from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	145	None

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer and from January 2016 to June 2016 Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5).
Michael B. Clement*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC., from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services LLC; from 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From February 27, 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long – Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Kenneth L. Walker c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From June 9, 2014 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	145	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank) from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***

Mr. Clement and Ms. Stephansen each served as a consultant to the Board from September 1, 2018, through December 31, 2018. Mr. Clement and Ms. Stephansen began serving as Trustees of the Trust effective as of January 1, 2019.

†

The registered investment companies in the fund complex include the AXA Premier VIP Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such company.

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Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the 1290 Funds and protecting the interests of each Fund’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the 1290 Funds is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the 1290 Funds in light of the 1290 Funds’ business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of 1290 Funds and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of 1290 Funds, Mr. Barnard had served as a consultant to the Board of Trustees of 1290 Funds and another registered investment company in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations, and investment companies, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust. Prior to his election to the Board of Trustees of 1290 Funds, Mr. Clement had served as a consultant to the Board of Trustees of 1290 Funds and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Reeg had served as a consultant to the Board of Trustees of 1290 Funds and another registered investment company in the fund complex since January 1, 2016.

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Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Stephansen had served as a consultant to the Board of Trustees of 1290 Funds and other registered investment companies in the fund complex since September 1, 2018.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Board Structure.    The Board currently is comprised of twelve Trustees, eleven of whom are not “interested persons” (as that term is defined in the 1940 Act) of the 1290 Funds (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the 1290 Funds and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the Committees of the Board section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the 1290 Funds, the number of Funds offered by the 1290 Funds and the other registered investment companies in the fund complex, the number of Trustees overseeing the 1290 Funds and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the 1290 Funds’ business activities, manager of managers advisory structure and its offering as a retail investment product.

Risk Oversight.    The management of various risks relating to the administration and operation of the 1290 Funds and its Funds is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the 1290 Funds or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the 1290 Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the 1290 Funds and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has

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adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the 1290 Funds and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the 1290 Funds and from other service providers. The Board requires senior officers of the 1290 Funds, including the President, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer (“CCO”) and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the 1290 Funds’ internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the 1290 Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the 1290 Funds’ CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the 1290 Funds’ compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the 1290 Funds’ primary service providers on a periodic or regular basis, including the Sub-Advisers to the Funds as well as the 1290 Funds’ custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the 1290 Funds’ accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the 1290 Funds’ financial statements and the independent audit thereof, and act as a liaison between the 1290 Funds’ independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the 1290 Funds’ independent accountants and evaluates their independence; meets with the 1290 Funds’ independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the 1290 Funds’ financial statements and the 1290 Funds’ financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the 1290 Funds by the independent accountants. The Audit Committee held four meetings during the fiscal year ended October 31, 2018. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the 1290 Funds’ CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the 1290 Funds’ CCO, and meets in executive session from time to time with

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the Adviser to discuss the CCO’s performance and the effectiveness of the 1290 Funds’ compliance program. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee held four meetings during the fiscal year ended October 31, 2018. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Fund performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee held four meetings during the fiscal year ended October 31, 2018. Currently, Mr. McMeekin, Mr. Foley and Mr. Walker serve as Co-Chairs of the Investment Committee.

Compensation of the Trustees

Each Independent Trustee receives from the 1290 Funds an annual fee of $2,000.00, payable quarterly, representing the payment of an annual retainer. Trustees also receive reimbursement from the 1290 Funds for expenses associated with attending Board or Committee meetings. The following table sets forth the aggregate compensation paid to the Trustees by the 1290 Funds for the fiscal year ended October 31, 2018, and the aggregate compensation paid to the Trustees by the fund complex, which includes EQ Advisors Trust (“EQAT”), AXA Premier VIP Trust (“VIP”) and the 1290 Funds, for the calendar year ended December 31, 2018.

Trustee Compensation

for the Fiscal Year Ended October 31, 20181

Trustee	Aggregate Compensation from the 1290 Funds	Pension or Retirement Benefits Accrued As Part of 1290 Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from 1290 Funds and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	$-0-	$-0-	$-0-	$-0-

Independent Trustees

Mark A. Barnard	$2,000	$-0-	$-0-	$357,000

Thomas W. Brock	$2,000	$-0-	$-0-	$357,000

Donald E. Foley	$2,000	$-0-	$-0-	$382,000

Christopher P.A. Komisarjevsky	$2,000	$-0-	$-0-	$392,000

H. Thomas McMeekin	$2,000	$-0-	$-0-	$382,000

Gloria D. Reeg	$2,000	$-0-	$-0-	$357,000

Gary S. Schpero	$2,000	$-0-	$-0-	$465,750

Kenneth L. Walker	$2,000	$-0-	$-0-	$382,000

Caroline L. Williams	$2,000	$-0-	$-0-	$392,000

[1]

For the period September 1, 2018 to December 31, 2018, Ms. Kathleen Stephansen received compensation in the amount of $130 from the 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of 1290 Funds. For the period September 1, 2018 to December 31, 2018, Ms. Stephansen received compensation in the amount of $50,743 from EQAT and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her

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capacity as a consultant to the Board of Trustees of EQAT. For the period September 1, 2018 to December 31, 2018, Ms. Stephansen received compensation in the amount of $9,127 from VIP and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of VIP. For the period September 1, 2018 to December 31, 2018, Mr. Michael Clement received compensation in the amount of $130 from the 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of 1290 Funds. For the period September 1, 2018 to December 31, 2018, Mr. Clement received compensation in the amount of $50,743 from EQAT and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of EQAT. For the period September 1, 2018 to December 31, 2018, Mr. Clement received compensation in the amount of $9,127 from VIP and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of VIP. Ms. Stephansen and Mr. Clement were elected to the Boards of Trustees of the 1290 Funds, EQAT, and VIP effective January 1, 2019.

[2]	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 138 series of three (3) trusts in the fund complex.

As of December 31, 2018, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers or Distributor of the 1290 Funds, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the 1290 Funds did not beneficially own shares of any Fund or of funds overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities as of December 31, 2018

Trustee	1290 Convertible Securities Fund	1290 Diversified Bond Fund	1290 DoubleLine Dynamic Allocation Fund	1290 GAMCO Small/Mid Cap Value Fund	1290 Global Talents Fund	1290 High Yield Bond Fund	1290 Low Volatility Global Equity Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund

Interested Trustee

Steven M. Joenk	C	C	C	C	C	C	C	C	C

Independent Trustees

Mark A. Barnard	A	B	A	B	A	A	A	A	A

Thomas W. Brock	A	A	A	B	A	A	A	A	B

Donald E. Foley	A	A	B	B	A	A	A	B	B

Christopher P. A. Komisarjevsky	A	A	A	C	A	A	A	A	A

H. Thomas McMeekin	A	A	A	C	A	A	A	A	C

Gloria D. Reeg	A	A	D	A	A	A	A	A	C

Gary S. Schpero	A	A	A	C	A	A	A	A	A

Kenneth L. Walker	A	A	A	C	A	A	A	A	A

Caroline L. Williams	B	A	A	B	B	B	A	A	B

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

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Trustee	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies

Interested Trustee
Steven M. Joenk	E

Independent Trustees
Mark A. Barnard	C
Thomas W. Brock	C
Donald E. Foley	C
Christopher P. A. Komisarjevsky	C
H. Thomas McMeekin	C
Gloria D. Reeg	D
Gary S. Schpero	C
Kenneth L. Walker	C
Caroline L. Williams	C

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

Ms. Kathleen Stephansen and Mr. Michael Clement were elected to the Board of Trustees of the 1290 Funds effective January 1, 2019, and, therefore, they are not included in the foregoing tables.

The 1290 Funds’ Officers

No officer of the 1290 Funds receives any compensation paid by the 1290 Funds. Each officer of the 1290 Funds is an employee of the Adviser. Some of the officers are also officers of other funds in the fund complex. The 1290 Funds’ principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer from June 2014 to present; Chairman of the Board from June 2014 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer, AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel, and Secretary of 1290 Asset Managers; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of 1290 Asset Managers; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present, member of the Board of Directors of 1290 Asset Managers; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Senior Vice President of 1290 Asset Managers; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of 1290 Asset Managers; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of 1290 Asset Managers; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From June 2014 to present	From June 2012 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present member of Board of Directors of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; and from February 2001 to present, Lead Director, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015 Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of 1290 Asset Managers. From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of FMG LLC.
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of 1290 Asset Managers; from April 2014 to present, Senior Director of AXA Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the AXA Enterprise Group of Funds August 2004-August 2008.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President - Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of 1290 Asset Managers; from January 2019 to Present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, VP, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, VP, AST Investment Services, Inc.; from March 2016 to January 2017, VP, Prudential Investments LLC.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From June 2014 to present	From June 2012 to present, Vice President of 1290 Asset Managers; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From June 2016 to present, Vice President of 1290 Asset Managers; from December 2014 to present, Director of Portfolio Analytics of AXA Equitable; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of AXA Equitable; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2016 to present	From December 2014 to present, member of the Board of Directors; from March 2017 to present, Senior Vice President and Chief Operating Officer of 1290 Asset Managers; and from June 2014 to March 2017, Vice President of 1290 Asset Managers; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of 1290 Asset Managers and from June 27, 2016 to present, Vice President of 1290 Asset Managers; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of 1290 Asset Managers and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	From February 2009 to present, Director of AXA Equitable; from April 2015 to present, Vice President of 1290 Asset Managers; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for AXA Equitable and from March 2015 to present Assistant Vice President and Assistant Secretary of 1290 Asset Managers.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*

The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust and EQ Advisors Trust.

**	Each officer is elected on an annual basis.

As of January 31, 2019, the Trustees and officers of the 1290 Funds, as a group, owned beneficially less than 1% of the outstanding shares of each class of the 1290 Funds.

Control Persons and Principal Holders of Securities

As a “series” type of mutual fund, the 1290 Funds issues separate series of shares of beneficial interest with respect to each Fund. Each Fund resembles a separate fund issuing separate classes of stock.

See Appendix D to this SAI for a list of control persons and principal holders of securities of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

1290 Asset Managers currently serves as the investment adviser for each Fund. AXA Investment Managers, Inc. (“AXA IM”), AXA Rosenberg Investment Management LLC (“Rosenberg Equities”), Brandywine Global Investment Management, LLC (“Brandywine Global”), DoubleLine Capital LP (“DoubleLine”), GAMCO Asset Management, Inc. (“GAMCO”), and Palisade Capital Management, L.L.C. (“Palisade”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment sub-advisers to one or more of the Funds, as described more fully in the Prospectus.

1290 Asset Managers is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA

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Financial”). AXA Financial is a wholly owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), which is currently a majority owned subsidiary of AXA S.A. (“AXA”), a French insurance holding company. The principal offices of 1290 Asset Managers, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

AXA formerly owned all of the outstanding shares of common stock of AEH, which is the indirect parent company of 1290 Asset Managers. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, 1290 Asset Managers — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers. For information about the potential impact of the Sell-Down Plan on the Funds, please see “Additional Information about the Sell-Down Plan.”

The Adviser serves as the investment adviser of the 1290 Funds pursuant to an Investment Advisory Agreement with respect to the Funds (an “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the 1290 Funds, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the 1290 Funds’ governing documents and such Fund’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the 1290 Funds or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the 1290 Funds and its Funds; (ii) make recommendations to the Trustees of the 1290 Funds regarding the investment program of the 1290 Funds and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the 1290 Funds; and (iv) prepare and provide reports to the Trustees of the 1290 Funds on the impact of such strategic initiatives on the 1290 Funds and its Funds. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the 1290 Funds, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers and

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the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the 1290 Funds such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the 1290 Funds of important developments materially affecting each Fund (or any portion of a Fund). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the 1290 Funds, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Funds for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the 1290 Funds’ administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the 1290 Funds, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the 1290 Funds, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser or otherwise covered under the terms of a separate agreement between the Adviser and the 1290 Funds, in connection with the 1290 Funds’ preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the 1290 Funds, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the 1290 Funds or regulatory authorities; and all tax returns.

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the 1290 Funds, the Adviser to delegate any of its duties with respect to one or more Funds to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each sub-advised Fund or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for the Fund; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Fund’s investment focus and furnish the Trustees of the 1290 Funds with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-Advisers for such Fund and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser, (i) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request, and (iii) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the 1290 Funds, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified by the Sub-Advisory Agreement.

Under the Advisory Agreement, the Adviser also is required to furnish to the 1290 Funds, at its own expense and without remuneration from or other cost to the 1290 Funds, the following:

•	Office space, all necessary office facilities and equipment.

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•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions

•

related to and to be performed under the 1290 Funds’ contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the 1290 Funds who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the 1290 Funds in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the 1290 Funds under such Agreement.

The continuance of the Advisory Agreement, with respect to each Fund, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The Advisory Agreement with respect to each Fund may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the 1290 Funds. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Fund pays a fee to the Adviser for its services. The Adviser and the 1290 Funds have also entered into an expense limitation agreement with respect to certain Funds as set forth in the Prospectus (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Fund are limited to the extent described in the “Management of the 1290 Funds — Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the 1290 Funds pays all expenses not assumed by the Adviser or by a Sub-Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the 1290 Funds’ Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the 1290 Funds or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the 1290 Funds who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general 1290 Funds expenses are allocated among and charged to the assets of the Funds of the 1290 Funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. As discussed in greater detail below under “The Distributor,” the Class A, T and R shares of each Fund may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

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The tables below show the fees paid by each Fund to the Adviser during the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Adviser after fee waivers and the third column shows the total amount of fees waived by the Adviser and other expenses of each Fund assumed by the Adviser pursuant to the Expense Limitation Agreement.

FISCAL YEAR ENDED OCTOBER 31, 2016

Fund*	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Convertible Securities Fund	$134,902	$—	$181,764
1290 Diversified Bond Fund	$549,664	$—	$294,316
1290 DoubleLine Dynamic Allocation Fund**	$257,267	$—	$206,816
1290 GAMCO Small/Mid Cap Value Fund	$42,592	$—	$170,476
1290 Global Talents Fund**	$91,231	$—	$124,531
1290 High Yield Bond Fund	$162,249	$—	$190,254
1290 Multi-Alternative Strategies Fund	$55,121	$—	$167,229
1290 SmartBeta Equity Fund	$75,131	$—	$150,945

*	The 1290 Low Volatility Global Equity Fund is not included in the table above because it had no operations during the fiscal year ended October 31, 2016.
**	No management fees were paid by the 1290 DoubleLine Dynamic Allocation Fund prior to March 7, 2016. No management fees were paid by the 1290 Global Talents Fund prior to April 11, 2016.

FISCAL YEAR ENDED OCTOBER 31, 2017

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Convertible Securities Fund	$152,285	$—	$166,977
1290 Diversified Bond Fund	$562,353	$240,575	$321,778
1290 DoubleLine Dynamic Allocation Fund	$428,649	$138,310	$290,339
1290 GAMCO Small/Mid Cap Value Fund	$105,295	$—	$203,276
1290 Global Talents Fund	$183,919	$—	$201,241
1290 High Yield Bond Fund	$180,615	$—	$231,316
1290 Low Volatility Global Equity Fund*	$8,999	$—	$93,099
1290 Multi-Alternative Strategies Fund	$77,426	$—	$165,395
1290 SmartBeta Equity Fund	$91,589	$—	$199,975

*	No management fees were paid by the 1290 Low Volatility Global Equity Fund prior to February 27, 2017.

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FISCAL YEAR ENDED OCTOBER 31, 2018

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Convertible Securities Fund	$168,174	$13,174	$155,000
1290 Diversified Bond Fund	$417,611	$67,150	$350,461
1290 DoubleLine Dynamic Allocation Fund	$448,229	$172,662	$275,567
1290 GAMCO Small/Mid Cap Value Fund	$423,912	$131,372	$292,540
1290 Global Talents Fund	$228,795	$32,332	$196,463
1290 High Yield Bond Fund	$199,807	$—	$241,959
1290 Low Volatility Global Equity Fund	$14,629	$—	$138,255
1290 Multi-Alternative Strategies Fund	$92,839	$—	$141,540
1290 SmartBeta Equity Fund	$115,219	$—	$208,207

The Sub-Advisers

The Adviser has entered into one or more Sub-Advisory Agreements on behalf of 1290 Convertible Securities Fund, 1290 Diversified Bond Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund and 1290 SmartBeta Equity Fund with the Sub-Advisers identified in the Prospectus. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Funds (or portions thereof); (ii) place orders for the purchase and sale of investments for their respective Funds (or portions thereof) with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.

The Adviser pays fees to a Fund’s Sub-Adviser(s) from the advisory fees that it earns from the Fund.

During the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, respectively, the Adviser paid the following fees to the Sub-Advisers with respect to the Funds, pursuant to the Sub-Advisory Agreements:

	Sub-Advisory Fee Paid
Fund	2016	2017	2018
1290 Convertible Securities Fund	$77,087	$87,052	$96,089
1290 Diversified Bond Fund*	$359,385	$368,718	$242,121
1290 DoubleLine Dynamic Allocation Fund*,**	$116,201	$207,141	$213,441
1290 GAMCO Small/Mid Cap Value Fund	$22,710	$53,571	$185,651
1290 Global Talents Fund*	$51,325	$103,551	$128,689
1290 High Yield Bond Fund	$102,765	$113,986	$125,811
1290 SmartBeta Equity Fund	$26,827	$26,279	$29,627

*

No sub-advisory fees were paid to DoubleLine with respect to 1290 DoubleLine Dynamic Allocation Fund prior to March 7, 2016. No sub-advisory fees were paid to AXA IM with respect to 1290 Global Talents Fund prior to April 11, 2016. No sub-advisory fees were paid to Brandywine Global with respect to 1290 Diversified Bond Fund prior to June 15, 2018. Prior to June 15, 2018, sub-advisory fees were paid to Pacific Investment Management Company LLC and TCW Investment Management Company LLC with respect to 1290 Diversified Bond Fund.

**	Inclusive of sub-advisory fee waiver in the amount of $10,519 for 2016, $21,543 for 2017 and $25,577 for 2018.

The Adviser recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

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The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Sub-Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Fund’s assets to additional Sub-Advisers subject to approval of the 1290 Funds’ Board. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a Sub-Advisory Agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), unless the Sub-Advisory Agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Fund’s shareholders, including, in instances in which the Sub-Advisory Agreement pertains to a newly formed Fund, the Fund’s initial shareholder. Although shareholder approval would not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

The following table discloses, with respect to a Fund’s Sub-Adviser, information about persons who control the Sub-Adviser.

Fund	Name and Control Persons of the Sub-Adviser
1290 Convertible Securities Fund	Palisade is a registered investment adviser and a limited liability company. Palisade is 100% employee controlled.
1290 Diversified Bond Fund	Brandywine Global is a wholly owned, but independently operated, subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company (NYSE: LM).
1290 DoubleLine Dynamic Allocation Fund	DoubleLine is a registered investment adviser, organized as a Delaware limited partnership. Jeffrey E. Gundlach, DoubleLine’s Chief Executive Officer and Chief Investment Officer, and Philip A. Barach, DoubleLine’s President, each own significant percentages of DoubleLine and are deemed to be control persons.
1290 GAMCO Small/Mid Cap Value Fund	GAMCO is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.
1290 Global Talents Fund 1290 High Yield Bond Fund	AXA IM is a wholly-owned subsidiary of AXA Investment Managers, a global investment management company headquartered in Paris, France.
1290 SmartBeta Equity Fund	Rosenberg Equities is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers SA. AXA Group directly and indirectly owns substantially all of AXA Investment Managers SA‘s equity and ownership interests.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds to the extent applicable is attached in Appendix B.

The Adviser reserves the right, subject to approval of the 1290 Funds’ Board, to appoint more than one Sub-Adviser to manage the assets of each Fund. When a Fund has more than one Sub-Adviser, the assets of each

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Fund are allocated by the Adviser among the Sub-Advisers selected for the Fund. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.

Generally, no Sub-Adviser provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Additional Information about the Sell-Down Plan

As discussed above in the section titled “The Adviser,” AXA, 1290 Asset Manager’s ultimate parent company, anticipates selling all of its remaining interest in AEH, 1290 Asset Manager’s indirect U.S. parent company — and, indirectly, in 1290 Asset Managers — over time.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of (i) the investment advisory agreement between 1290 Asset Managers and the 1290 Funds with respect to each Fund, (ii) the investment sub-advisory agreements between 1290 Asset Managers and each of the Affiliated Sub-Advisers, i.e., AXA IM with respect to the 1290 Global Talents and 1290 High Yield Bond Funds, and Rosenberg Equities with respect to the 1290 SmartBeta Equity Fund, and (iii) the investment sub-advisory agreements between 1290 Asset Managers and each of the unaffiliated Sub-Advisers with respect to certain of the Funds. To ensure that 1290 Asset Managers and the Sub-Advisers may continue to provide advisory and sub-advisory services to the Funds without interruption, the Board approved new investment advisory and, as applicable, investment sub-advisory agreements for the Funds in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Fund approved new investment advisory and, as applicable, affiliated investment sub-advisory agreements prompted by the Sell-Down Plan, as well as any future investment advisory and, as applicable, affiliated investment sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreements. This means that Fund shareholders may not have another opportunity to vote on a new agreement with 1290 Asset Managers or, as applicable, an Affiliated Sub-Adviser even if these entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH. Pursuant to the Multi-Manager Order described above, new investment sub-advisory agreements with the unaffiliated Sub-Advisers do not require shareholder approval, but only Board approval. Accordingly, 1290 Asset Managers anticipates relying on the Multi-Manager Order to enter into new unaffiliated investment sub-advisory agreements prompted by the Sell-Down Plan.

1290 Asset Managers and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on 1290 Asset Managers or any of its affiliates. As a result of the Sell-Down Plan, the names of the Funds may change in the future to reflect a change in the name of AXA Equitable or 1290 Asset Managers. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including 1290 Asset Managers. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S.

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company, but will no longer be a subsidiary of AXA; 1290 Asset Managers will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Personal Trading Policies

The 1290 Funds, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Fund for which the Sub-Adviser serves as a sub-adviser. The Codes of Ethics of the 1290 Funds, 1290 Asset Managers, the Distributor and the Sub-Advisers have been filed as exhibits to the 1290 Funds’ Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), 1290 Asset Managers (in this capacity, the “Administrator”) provides the 1290 Funds with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the 1290 Funds. For these administrative services, in addition to the management fee, each Fund pays the Administrator an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum fee of $30,000 per Fund or per allocated portion, as applicable.

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) to provide the 1290 Funds with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase a fee for these services.

During the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, respectively, the Funds paid the following fees to 1290 Asset Managers for administrative services:

	Administrative Fee Paid
Fund	2016	2017	2018
1290 Convertible Securities Fund	$30,003	$32,633	$36,037
1290 Diversified Bond Fund	$103,063	$105,442	$82,711
1290 DoubleLine Dynamic Allocation Fund††	$51,454	$85,730	$89,646
1290 GAMCO Small/Mid Cap Value Fund	$30,000	$30,010	$84,783
1290 Global Talents Fund††	$17,106	$34,485	$42,899
1290 High Yield Bond Fund	$40,563	$45,154	$49,952
1290 Low Volatility Global Equity Fund†	N/A	$20,219	$30,000
1290 Multi-Alternative Strategies Fund	$30,002	$30,005	$30,000
1290 SmartBeta Equity Fund	$30,000	$30,003	$30,001

†

The 1290 Low Volatility Global Equity Fund had no operations during the fiscal year ended October 31, 2016. No administrative fees were paid by the 1290 Low Volatility Global Equity Fund prior to February 27, 2017.

††	No administrative fees were paid by 1290 DoubleLine Dynamic Allocation Fund prior to March 7, 2016. No administrative fees were paid by 1290 Global Talents Fund prior to April 11, 2016.

The Distributor

The 1290 Funds has a distribution agreement with ALPS Distributors, Inc. (“ALPS”) (also referred to as the “Distributor”), under which it serves as Distributor for the 1290 Funds’ Class A, Class T, Class I and Class R shares. Effective March 1, 2017, Class C shares were re-designated Class T shares. ALPS’ address is 1290 Broadway #1100, Denver, CO 80203.

The 1290 Funds’ distribution agreement with respect to the Class A, Class T, Class I and Class R shares of the Funds (“Distribution Agreement”) has been approved by the 1290 Funds’ Board, including a majority of the

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Independent Trustees, with respect to each Fund. The Distribution Agreement will remain in effect from year to year provided its continuance is approved at least annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the 1290 Funds, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act Rule 12b-1 Distribution Plans pertaining to the Class A, Class T and Class R shares of the 1290 Funds.

Under the Rule 12b-1 Distribution Plans, each Fund is authorized to pay the Distributor an annual fee at the rate listed below of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares. These fees are paid to compensate the Distributor for distributing each share class (i.e., rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares) and/or providing services to shareholders of each class, such as maintaining shareholder accounts for those classes. Activities and services contemplated under the Rule 12b-1 Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares.

Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class T	0.25%
Class R	0.50%

The Board considered various factors in connection with its decision as to whether to approve each Rule 12b-1 Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plan necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plan to any other person relative to those of the 1290 Funds; (v) the effect of the Rule 12b-1 Distribution Plan on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the mutual fund industry; and (viii) the relationship of the Rule 12b-1 Distribution Plan to other distribution efforts of the 1290 Funds. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of the Funds and their respective shareholders, (2) facilitate distribution of the Funds’ shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that each Rule 12b-1 Distribution Plan is reasonably likely to benefit the 1290 Funds and the shareholders of the Funds. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan.

Pursuant to the Rule 12b-1 Distribution Plans, the 1290 Funds compensates the Distributor from assets attributable to the Class A, Class T and Class R shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of these classes of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in

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connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A, Class T and Class R shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and servicing of Class A, Class T and Class R shares.

Each Rule 12b-1 Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the 1290 Funds with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under each Rule 12b-1 Distribution Plan and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to the Class A, Class T and Class R shares of the 1290 Funds; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A, Class T and Class R shares of the 1290 Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds’ Class A, Class T and Class R shares; (d) obtaining information and providing explanations to wholesale and retail distributors of shares regarding the Funds’ investment objectives and policies and other information about the 1290 Funds and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Class A, Class T and Class R shares of the 1290 Funds; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A, Class T and Class R shares.

The Distributor may use its past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the 1290 Funds and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Funds and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the shares and/or the Sub-Advisers’ respective Funds. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class T and Class R shares as described further below in “Compensation to Financial Intermediaries and Third-Party Broker-Dealers.”

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Fund on a continuous basis in all states in which the Fund or the 1290 Funds may, from time to time, be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any Fund.

Each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement that is entered into by the 1290 Funds with the Distributor of the Class A, Class T and Class R shares in connection with a Rule 12b-1 Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the 1290 Funds’ Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreement must be approved by the 1290 Funds’ Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class A, Class T and Class R shares of a Fund at any time, without penalty, by vote of a majority of the outstanding Class A, Class T and Class R shares of the Fund, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement. Each Rule 12b-1 Distribution Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class A, Class T or Class R shares of any Fund without the approval of Class A, Class T or Class R shareholders of that Fund.

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The table below shows the fees paid to ALPS by Class A shares, Class T shares, and Class R shares of each Fund, pursuant to the Rule 12b-1 Distribution Plans, for the fiscal year ended October 31, 2018.

Fund	Class A Distribution Fee Paid	Class T Distribution Fee Paid	Class R Distribution Fee Paid	Total Distribution Fees Paid
1290 Convertible Securities Fund*	$1,197	$—	$679	$1,876
1290 Diversified Bond Fund*	$289	$—	$494	$783
1290 DoubleLine Dynamic Allocation Fund*	$4,984	$—	$682	$5,666
1290 GAMCO Small/Mid Cap Value Fund***	$7,789	$334	$3,537	$11,660
1290 Global Talents Fund*	$2,944	$—	$666	$3,610
1290 High Yield Bond Fund***	$5,251	$325	$1,275	$6,851
1290 Low Volatility Global Equity Fund**	$—	$—	$—	$—
1290 Multi-Alternative Strategies Fund*	$1,852	$—	$1,602	$3,454
1290 SmartBeta Equity Fund***	$2,104	$320	$697	$3,121

*	Class T shares were not operational during the fiscal year ended October 31, 2018.
**

No distribution fees were paid by 1290 Low Volatility Global Equity Fund for the fiscal year ended October 31, 2018. Class A, Class T and Class R shares were not operational for the fiscal year ended October 31, 2018.

***	For the fiscal year ended October 31, 2018, the Distributor waived the following fees:
-	1290 GAMCO Small/Mid Cap Value Fund - $334
-	1290 High Yield Bond Fund - $325
-	1290 SmartBeta Equity Fund - $320

Class A shares are subject to a maximum sales charge imposed on purchases of 5.50% for 1290 GAMCO Small/Mid Cap Value Fund, 1290 SmartBeta Equity Fund, 1290 Multi-Alternative Strategies Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 Global Talents Fund and 1290 Low Volatility Global Equity Fund and 4.50% for 1290 High Yield Bond Fund, 1290 Convertible Securities Fund and 1290 Diversified Bond Fund. Class T shares of each Fund are subject to a maximum sales charge imposed on purchases of 2.50%.

Compensation to Financial Intermediaries and Third-Party Broker-Dealers

In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, the Adviser and the Distributor may use their respective past profits or other resources, without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Funds and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of Fund shares and to pay incentives to market the Funds, to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor or the Adviser and their affiliates may make payments to certain Dealers for marketing support services, including: providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of

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the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor or the Adviser (and their affiliates) may make payments to certain Dealers that sell Fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor or the Adviser (and their affiliates) may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems or one-time payments for ancillary services, such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor or the Adviser at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.    In addition to the payments described above, from time to time, the Funds and/or the Distributor may enter into arrangements with, and pay fees to, financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (i) establishing and maintaining investor accounts and records; (ii) recording investor account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to investors; (v) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (vi) transmitting investor transaction information; and (vii) providing information in order to assist the funds in their compliance with state securities laws.

The subaccounting fees the Funds generally pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

The Funds may also make other payments to Dealers that sell Fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

Transfer Agency Services

DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.) (“DST” or “Transfer Agent”) 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, acts as each Fund’s Transfer

Agent pursuant to a Transfer Agency and Servicing Agreement (the “Transfer Agency Agreement”)

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with the 1290 Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the 1290 Funds, and the payment of dividends and other distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the 1290 Funds during the month.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Funds may be charged for securities brokers’ commissions, transfer taxes (if any) and similar fees relating to securities transactions. The Adviser and the Sub-Advisers of the Funds, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of the Funds’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Fund for a fixed-income security, the price paid by a Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser and Sub-Advisers of the Funds may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Adviser and Sub-Advisers, as appropriate, may cause the 1290 Funds to pay a broker-dealer that provides brokerage and research services to the Adviser and Sub-Advisers an amount of commission for effecting a securities transaction for the 1290 Funds in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.

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Certain Sub-Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to Sub-Advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Funds’ brokerage commissions may not benefit the Funds, while research services paid for with the brokerage commissions of other clients may benefit the Funds. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Funds.

Securities or other investments held by a Fund may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In general, the Adviser and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

During the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, respectively, the listed Funds paid the amounts indicated in brokerage commissions.

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Fund	Brokerage Commissions Paid
	2016	2017	2018
1290 Convertible Securities Fund	$49	$59	$156
1290 Diversified Bond Fund	$1,052	$1,591	$2,717
1290 DoubleLine Dynamic Allocation Fund*	$2,126	$5,044	$6,047
1290 GAMCO Small/Mid Cap Value Fund	$6,625	$24,609	$89,824
1290 Global Talents Fund*	$14,629	$11,192	$6,887
1290 Low Volatility Global Equity Fund*	N/A	$445	$54
1290 Multi-Alternative Strategies Fund	$707	$1,933	$722
1290 SmartBeta Equity Fund	$1,219	$1,926	$2,604

*

No brokerage commissions were paid by 1290 DoubleLine Dynamic Allocation Fund prior to March 7, 2016. No brokerage commissions were paid by 1290 Global Talents Fund prior to April 11, 2016. No brokerage commissions were paid by 1290 Low Volatility Global Equity Fund prior to February 27, 2017.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the 1290 Funds’ Board, the 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The 1940 Act generally prohibits the 1290 Funds from engaging in principal securities transactions with brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The 1290 Funds relies on exemptive relief from the SEC that permits a portion of a Fund that has multiple portions advised by different Sub-Advisers and/or the Adviser to engage in principal and brokerage transactions with a Sub-Adviser (or an affiliate of that Sub-Adviser) to another portion of the same Fund, subject to certain conditions. The 1290 Funds has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a Sub-Adviser to a Fund for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the 1290 Funds will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the 1290 Funds will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates.

During the fiscal years ended October 31, 2016, October 31, 2017 and October 31, 2018, respectively, the following Funds paid the amounts indicated to affiliated broker-dealers of the Adviser, the Distributor, or AXA Advisors, or affiliates of the Sub-Advisors to each Fund.

FISCAL YEAR ENDED OCTOBER 31, 2016

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 GAMCO Small/Mid Cap Value Fund	G. Research	$6,271	94.65%	72.48%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

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FISCAL YEAR ENDED OCTOBER 31, 2017

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 GAMCO Small/Mid Cap Value Fund	G. Research	$22,449	91.22%	74.50%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

FISCAL YEAR ENDED OCTOBER 31, 2018

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 GAMCO Small/Mid Cap Value Fund	G. Research	$36,046	40.13%	30.91%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2018, the following Funds directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Funds paid the brokerage commissions indicated:

Fund	Transaction Amount	Related Brokerage Commission Paid
1290 Doubleline Dynamic Allocation Fund	$10,604.57	$11,741.85

Investments in Regular Broker-Dealers

As of October 31, 2018, the following Funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Fund	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
1290 Convertible Securities Fund	Bank of America Corp.	E	$371
	Wells Fargo & Co.	E	$776

1290 Diversified Bond Fund	Bank of America Corp.	D	$443
	Citigroup, Inc.	D	$451
	JPMorgan Chase & Co.	D	$438
	UBS AG	D	$454
	Goldman Sachs & Co.	D	$899
	Morgan Stanley & Co., Inc.	D	$447

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Fund	Broker or Dealer (or Parent Company)	Type of Security	Value (000)

1290 DoubleLine Dynamic Allocation Fund	Bank of America Corp.	D	$269
	JPMorgan Chase & Co.	D	$342
	Wells Fargo & Co.	D	$422
	Bank of Montreal	D	$37
	Citigroup, Inc.	D	$105
	Morgan Stanley & Co., Inc.	D	$104
	Citigroup, Inc.	E	$422
	JPMorgan Chase & Co.	E	$437
	Wells Fargo & Co.	E	$203
	Goldman Sachs & Co.	E	$220

1290 SmartBeta Equity Fund	JPMorgan Chase & Co.	E	$76
	Bank of Montreal	E	$105

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the 1290 Funds’ Proxy Voting Policies and Procedures, the 1290 Funds has delegated the proxy voting responsibilities with respect to each Fund to the Adviser. With respect to each Fund or allocated portion of a Fund for which a Sub-Adviser provides portfolio management (i.e., each Fund except the 1290 Low Volatility Global Equity Fund and the 1290 Multi-Alternative Strategies Fund) (each, a “Sub-Advised Fund”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to each Sub-Advised Fund to the applicable Sub-Adviser. The primary focus of the 1290 Funds’ proxy voting procedures as they relate to a Sub-Advised Fund, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.

Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Fund, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Fund instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Fund and its shareholders.

The Adviser is responsible for proxy voting for the 1290 Low Volatility Global Equity Fund and the 1290 Multi-Alternative Strategies Fund (each, a “Fund of Funds”). The Adviser’s Proxy Voting Committee will vote the Fund of Funds’ shares in Underlying ETFs in the best interest of the relevant Fund of Funds and its shareholders.

The Adviser may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate, such as excluding anyone at the Adviser who is subject to such a conflict from participating in the voting decision.

A description of the 1290 Funds’ proxy voting policies and procedures and the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities are included in Appendix C to this SAI. A description of the policies and procedures the 1290 Funds and each Sub-Adviser uses to determine how to vote proxies relating to portfolio securities also is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) on the 1290 Funds’ website at http://www.1290Funds.com and (2) on the SEC’s website at http://www.sec.gov.

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CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for 1290 Funds and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, Inc., AXA Financial, LLC, AXA, AEH, AllianceBernstein L.P., AXA IM, and Rosenberg Equities) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment advisory, investment sub-advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Funds. For example, the Adviser may, from time to time, recommend a Fund combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Fund’s having a higher net advisory fee and/or administration fee payable to the Adviser and/or a Fund’s being sub-advised by an Affiliate of the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Fund after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Fund prior to the restructuring. The Adviser will further benefit to the extent that a Fund restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Fund. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Fund representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Fund. A Fund restructuring may increase the size of a Fund such that the Adviser and/or its Affiliates could redeem shares held in the Fund representing such seed money investments. Redeeming seed money from a Fund may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the advisory fee that it earns from a Fund, the Adviser will benefit to the extent

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that a Fund restructuring leads to changes to a sub-advisory fee that result in an increase in the amount of the advisory fee retained by the Adviser. Any recommendation to 1290 Funds’ Board of Trustees concerning a Fund combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Fund and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Funds’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Funds in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to AEH, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Funds. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Funds.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, investment sub-advisory, administration, shareholder servicing, and distribution support services to the Funds, and providing such services to the Funds may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Fund may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Fund (including other Funds of 1290 Funds), may have an interest that potentially conflicts with the interests of the Fund. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Fund’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

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In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, the affiliated Sub-Adviser to seek to dispose of, retain, or increase interests in investments held by a Fund, acquire certain positions on behalf of a Fund, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Fund. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.

Certain Conflicts Related to the Use of Affiliated and Unaffiliated Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to an affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Fund if the termination may cause the sub-advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund.

The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of 1290 Funds’ Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein L.P., AXA IM, or Rosenberg Equities, unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Fund’s shareholders (in the case of a new Fund, the initial sole shareholder of the Fund, typically the Adviser or an Affiliate, may provide this approval).

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the

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Fund’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Fund that it sub-advises and affect the Fund’s performance. A Sub-Adviser and/or its affiliates also may derive ancillary benefits from providing investment sub-advisory services to a Fund, and providing such services to a Fund may enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Funds, which may influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying ETFs also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, directly or indirectly, and could have an adverse impact on a Fund’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Funds, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Fund could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Funds. Other funds and accounts may buy or sell positions while a Fund is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Fund. A position taken by the Adviser and/or its Affiliates, on behalf of one or more other funds or accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which a Fund has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with

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respect to classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Funds have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the Funds, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

A Fund’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Funds. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Fund, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Fund. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”). It is possible that a Fund could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of a Fund or its investment decisions and activities on behalf of a Fund in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Funds). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Fund if the purchase would cause the Fund and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Fund hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that 1290 Funds’ Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Fund. For example, 1290 Funds’ Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Financial, Inc. and certain other Affiliates, and certain of 1290 Funds’ other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of 1290 Funds’ Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the 1290 Funds.”

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Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Funds (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of 1290 Funds could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Funds.

Certain Conflicts Related to Proxy Voting

The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Funds, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Funds may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Funds; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Funds. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for 1290 Funds’ Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Fund’s portfolio securities is included in Appendix C to this SAI.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of 1290 Funds, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of 1290 Funds, and a Sub-Adviser and its affiliates may acquire material non-public information regarding individual securities in connection with their official duties. 1290 Funds, the Adviser and each Sub-Adviser each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Funds’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Funds’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Funds will inflate the value of the investments as well as the performance record of the Funds, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Funds. Trade errors and other operational

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mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Fund. The Adviser or an Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Fund and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Fund.

The Adviser’s policies and procedures require that all trade errors affecting a Fund’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Fund is prohibited. The Adviser will not use Fund assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by 1290 Funds’ Board, 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. A Fund’s portfolio managers may be able to select or influence the Sub-Advisers’ selection of the brokers that are used to execute securities transactions for the Fund. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for a Fund’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Funds’ Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by 1290 Funds and the Adviser contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Funds or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further,

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given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each Fund has four separate classes of shares: Class A, T, I and R shares. Each class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A and Class T shares are subject to an initial sales charge, (iii) Class A, Class T and Class R shares are subject to an ongoing distribution fee and service fee, (iv) the Class A, Class T and Class R shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (v) Class I shares are not subject to any sales charge or any distribution, account maintenance or service fee, (vi) the classes have separate exchange privileges, and (vii) the classes have separate conversion features. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for the purchase of shares is received by the 1290 Funds’ transfer agent, DST (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A and Class T shares) or may be deferred (Class A shares purchased in the amount of $1,000,000 or more if held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Class A CDSC

No contingent deferred sales charge (“CDSC”) will be imposed when a shareholder redeems Class A shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or other distributions; (c) shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) shares purchased in the amount of $1,000,000 or more if held for more than 12 months.

In determining whether the Class A CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund of the 1290 Funds although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships

The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to

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the reimbursement provision described below and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.

All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which all dividends and other distributions on their shares are automatically reinvested in shares of the same class of the distributing Fund(s), in each case at the net asset value per share computed on the record date of the distribution. The Automatic Reinvestment Plan may be terminated by participants or by the 1290 Funds at any time. No sales charge is applied upon reinvestment of distributions.

Automatic Bank Draft Plan.

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500 for Class A and Class T shares. Forms authorizing this service for eligible classes of shares are available from the 1290 Funds. The Automatic Bank Draft Plan is not available for Class R and Class I shares.

Letter of Intent Investments.

Any investor may execute a Letter of Intent covering purchases of Class A shares of a Fund, at the public offering price, to be made within a period of 13-months. A reduced sales charge may be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

Systematic Withdrawal Plan.

Investors may elect a systematic withdrawal plan under which a fixed sum of at least $500 will be paid quarterly, semi-annually or annually. Investors must have at least $10,000 in their account to participate in the plan. Shares in the plan are held on deposit in non-certificate form, and any dividends from investment income and other capital gain distributions are invested in additional shares of the same class of the distributing Fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value and checks are mailed within five days of the redemption date. Such dividends and other distributions are subject to taxation. See the “Taxation” section of this SAI.

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Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Exchange Privilege.

Shares of each Fund generally may be exchanged for shares of the same class of any other Fund of 1290 Funds.

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount.

Shares of a Fund that are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a Fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” onto the holding period for the newly acquired shares of the other Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the redemption of shares of one Fund which may produce a gain or loss for federal income tax purposes, and the purchase of shares of another Fund.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of portfolio securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

The 1290 Funds reserves the right to redeem an account at its option upon not less than 60 days’ notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The 1290 Funds’ organizational documents provide that it may redeem its shares in kind. The 1290 Funds has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the 1290 Funds at the beginning of such period. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.

Determination of Net Asset Value

The 1290 Funds will offer and sell its shares for cash or securities based on each Fund’s net asset value per share, which will be determined in the manner set forth below. Shares of a Fund will be issued to a shareholder upon receipt of consideration.

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The net asset value of the shares of each class of each Fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Fund will be computed by dividing the sum of the investments held by that Fund applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by the 1290 Funds and each of its classes will be accrued daily.

The net asset value per share of each Fund will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

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The assets belonging to each Fund will include (i) all consideration received by the 1290 Funds for the issue or sale of shares of that particular Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Fund. General Items will be allocated as the 1290 Funds’ Board considers fair and equitable.

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The liabilities belonging to each Fund will include (i) the liabilities of the 1290 Funds in respect of that Fund, (ii) all expenses, costs, charges and reserves attributable to that Fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the 1290 Funds which are not readily identifiable as belonging to any particular Fund which have been allocated as the 1290 Funds’ Board considers fair and equitable.

The value of each Fund is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the NYSE on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Fund would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Fund securities are valued for purposes of determining the net asset values for the Funds. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the 1290 Funds, the Board has delegated certain valuation functions for the Funds to the Administrator. The Funds may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the 1290 Funds. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Values are determined according to accepted accounting practices and all laws and regulations that apply. Generally, the assets of each Fund are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are generally valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of the Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

•	Shares of open end mutual funds (other than ETFs) held by any Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the

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securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the 1290 Fund’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various Sub-Advisers to facilitate valuation.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the 1290 Funds’ calculations of net asset values for each applicable Fund when the 1290 Funds deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the 1290 Funds’ securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the 1290 Funds’ Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by those traders.

When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

TAXATION

Qualification for Treatment as a RIC

Each Fund is treated for federal tax purposes as a separate corporation. The 1290 Funds intends that each Fund will continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term

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capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy one or more of the other requirements and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), those dividends would be taxable as “qualified dividend income” (as defined in the Prospectus) and thus subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2019 and will be adjusted for inflation annually thereafter. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General Tax Treatment of Shareholders

Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by

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the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

If an investor buys shares shortly before the record date of a dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the purchase price. This is called “buying a distribution.” There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.

A shareholder’s basis in Fund shares will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) with respect to a redemption (including a redemption that is part of an exchange) of Fund shares may not be changed after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I intergovernmental agreement (“IGA”) with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Shareholders will be advised annually on Forms 1099 as to the federal income tax character of distributions, if any, each Fund makes. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of the distributions they

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have made during that year, which would result at that time in a Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in the Forms 1099. Although those forms generally will be distributed in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “QPTP income.” Recently-issued proposed regulations allow a Fund to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of QPTP income, but that pass-through is not currently available. As a result, an investor who invests directly in QPTPs will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in QPTPs currently will not.

Taxation of the Funds in General

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.

If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as Qualifying Income.

Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which

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are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a Fund allows a purchased call option to lapse, it will realize a capital loss. If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized), would be characterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not

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apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Certain Funds may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC and of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on non-corporate shareholders’ “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Fund may elect to “mark-to-market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Funds may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) inflation-indexed securities (in the case of such securities issued by the U.S. Treasury, on which principal is adjusted based on changes in the CPI-U). A Fund must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code

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authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

As noted above under “Qualification for Treatment as a RIC,” to so qualify a Fund must, among other things, derive at least 90% of its gross income for each taxable year from Qualifying Income (and income from QPTPs). Although Qualifying Income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the IRS issued a large number of private letter rulings (“PLRs”) (which a Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from commodity-linked notes, in which certain of the Funds may invest, is Qualifying Income; the IRS suspended the issuance of those PLRs in July 2011. In September 2016, the IRS issued a revenue procedure, which provides that the IRS will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” (At the same time, proposed regulations under the Code were published that would impact RICs’ investments in wholly owned foreign subsidiaries designed to indirectly give them exposure to commodities investments.) Accordingly, future PLRs regarding the status of commodity-linked notes will be rarely issued, if at all, and the Funds’ existing investments in those notes might have to be liquidated.

OTHER INFORMATION

Delaware Statutory Trust.    The 1290 Funds is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of 1290 Funds, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in 1290 Funds’ Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Second Amended and Restated By-laws. Every shareholder of 1290 Funds, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.

116

Shareholder Liability.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the 1290 Funds or a Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the 1290 Funds or its series (the Funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the 1290 Funds, a series, the Trustees or any of them in connection with the 1290 Funds. The Declaration of Trust provides for indemnification from a Fund’s property for all losses and expenses of any Fund shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

Classes of Shares.    The Declaration of Trust provides that the Board may establish funds and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the funds and classes. The Board may change any of those features, terminate any fund or class, combine funds with other funds of 1290 Funds, combine one or more classes of a fund with another class in that fund or convert the shares of one class into shares of another class.

Each Fund consists of Class A shares, Class T shares, Class I shares and Class R shares. A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class A, Class T, Class I and Class R shares will differ.

Voting Rights.    The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the 1290 Funds as a group may elect all of the Trustees of the 1290 Funds. The shares of each Fund will be voted in the aggregate, except when a separate vote of each Fund is required by law or when a matter involves the termination of a Fund or any other action that the Board of Trustees has determined will affect only the interests of one or more Fund or class.

Shareholder Meetings.    The 1290 Funds does not hold annual meetings. Shareholders of record of no less than two-thirds of the total combined net asset value of all issued and outstanding shares of the 1290 Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the 1290 Funds.

Class-Specific Expenses.    Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

117

Derivative and Direct Actions.    The Declaration of Trust requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees prior to bringing a derivative action. The Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Funds or classes to which such action relates if it does not relate to all Funds and classes.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Fund or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Fund or class, generally. A shareholder bringing a direct claim must be a shareholder of the Fund or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also requires that direct or derivative actions by shareholders against 1290 Funds be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.

Amendments to the Declaration of Trust.    The Declaration of Trust provides that no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

Additional Information.    No Fund is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Fund or any other person or entity regarding the advisability of investing in investment companies generally or in any Fund particularly or the ability of any index to track corresponding stock market performance. Indexes are determined, composed and calculated by third parties without regard to any Fund or the issuer or owners of a Fund or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Fund or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Fund or any other person or entity in connection with the administration, marketing or offering of a Fund.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Funds, owners of the Funds, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

118

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the 1290 Funds’ independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the 1290 Funds.

Custodian

JPMorgan Chase, 4 Chase Metrotech Center, 16th Floor, Brooklyn, New York 11245, serves as custodian of the 1290 Funds’ portfolio securities and other assets. Under the terms of the custody agreement between the 1290 Funds and JPMorgan Chase, JPMorgan Chase maintains cash, securities and other assets of the Funds. JPMorgan Chase is also required, upon the order of the 1290 Funds, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the 1290 Funds. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

DST, 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the transfer agent and dividend disbursing agent for the 1290 Funds.

Securities Lending Agent

JPMorgan Chase also serves as securities lending agent for certain Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a securities lending agreement entered into between the 1290 Funds, on behalf of the Funds, and JPMorgan Chase (“Securities Lending Agreement”).

The services provided by JPMorgan Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Fund’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Fund’s securities lending activities.

JPMorgan Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. For the fiscal year ended October 31, 2018, the Funds did not engage in securities lending.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the 1290 Funds.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the 1290 Funds.

119

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended October 31, 2018, including the financial highlights, have been audited by PwC, an independent registered public accounting firm to the 1290 Funds, as indicated in its report with respect thereto, and appear in the 1290 Funds’ Annual Report to Shareholders, filed electronically with the SEC on December 21, 2018 (File No. 811-22959), and are incorporated by reference and made a part of this document.

120

APPENDIX A

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•

The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The D rating will also be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

A-1

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

A-2

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

A-3

APPENDIX B

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (the “Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	October 31, 2018.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 Convertible Securities Fund

Kenneth T. Kozlowski	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 Diversified Bond Fund

Kenneth T. Kozlowski	137	$154.36	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.36	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 DoubleLine Dynamic Allocation Fund

Kenneth T. Kozlowski	137	$154.33	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.33	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 GAMCO Small/Mid Cap Value Fund

Kenneth T. Kozlowski	137	$154.30	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.30	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 Low Volatility Global Equity Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Global Talents Fund

Kenneth T. Kozlowski	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 High Yield Bond Fund

Kenneth T. Kozlowski	137	$154.36	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.36	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

1290 Multi-Alternative Strategies Fund

Kenneth T. Kozlowski	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.37	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.23	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.56	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 SmartBeta Equity Fund

Kenneth T. Kozlowski	137	$154.38	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.38	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

*	As of January 31, 2019

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, certain registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which the Adviser serves as the investment adviser and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain funds that are not “fund of funds”. None of these funds or allocated portions is subject to an advisory fee that is based on the performance of the fund or allocated portion. Given the structure of these funds and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these funds or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Funds, on the one hand, and the other funds and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of October 31, 2018

Because each Portfolio Manager serves as officer and employee of the Adviser and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Funds as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

1290 Convertible Securities Fund

Kenneth Kozlowski	X

Alwi Chan	X

1290 Diversified Bond Fund

Kenneth Kozlowski	X

Alwi Chan	X

1290 DoubleLine Dynamic Allocation Fund

Kenneth Kozlowski		X

Alwi Chan	X

1290 GAMCO Small/Mid Cap Value Fund

Kenneth Kozlowski	X

Alwi Chan	X

1290 Low Volatility Global Equity Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas			X

Miao Hu	X

Kevin McCarthy*	X

1290 Global Talents Fund

Kenneth Kozlowski	X

Alwi Chan	X

1290 High Yield Bond Fund

Kenneth Kozlowski	X

Alwi Chan	X

1290 Multi-Alternative Strategies Fund

Kenneth Kozlowski		X

Alwi Chan	X

Xavier Poutas		X

Miao Hu	X

Kevin McCarthy*	X

1290 SmartBeta Equity Fund

Kenneth Kozlowski	X

Alwi Chan	X

*	As of January 31, 2019

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 High Yield Bond Fund

Carl Whitbeck	1	$92.8M	15	$11.99B	30	$4.01B	0	N/A	0	N/A	0	N/A

Robert Houle	1	$92.8M	10	$5.57B	9	$1.03B	0	N/A	0	N/A	0	N/A

1290 Global Talents Fund

Mark Beveridge	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Anne Tolmunen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by AXA Investment Managers, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Fund) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

In addition, certain AXA IM employees have disclosed to the firm that they have family members that are employed by third party services that support AXA IM and its business. AXA IM manages these conflicts through a comprehensive set of disclosures requirements, as well as through a combination of periodic testing oversight, financial analysis and internal reporting procedures.

Compensation for the year completed October 31, 2018

As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to the investment strategy as well as the overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured

Feedback from the market and our extremely low turnover indicates that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set

•	Employee contribution to overall firm performance

•	Investment strategy performance

•	Overall firm profitability

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process

•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage

•	Ability to react swiftly to market information

•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market

•	Synthesis and dissemination of important information flow to the investment team, and

•	Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Funds as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 High Yield Bond Fund

Carl Whitbeck	X

Robert Houle	X

1290 Global Talents Fund

Mark Beveridge	X

Anne Tolmunen	X

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

AXA Rosenberg Investment Management LLC (“Rosenberg Equities”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 SmartBeta Equity Fund

Gideon Smith	1	$20.8M	5	$468.8M	31	$6,922M	0	N/A	0	N/A	0	N/A

Anubhuti Gupta*	1	$20.8M	9	$882.8M	14	$2,210M	0	N/A	0	N/A	0	N/A

Cameron Gray	1	$20.8M	5	$468.8M	31	$6,922M	0	N/A	0	N/A	0	N/A

Harry Prabandham	1	$20.8M	7	$5,169M	20	$3,880M	0	N/A	1	$73.9M	0	N/A

*	As of December 31, 2018

Description of any Material Conflicts

Rosenberg Equities is committed to conducting its business in accordance with best international practice, and within the laws of the countries in which it operates, in a manner that manages conflicts of interest appropriately and seeks to avoid conflict of interests. These practices are essential for maintaining the reputation, client confidence, and the regulatory licenses upon which the business of Rosenberg Equities depends. Senior management considers potential conflicts with evolving business practices and has processes to manage them.

Participation in Clients Account — Rosenberg Equities does not invest securities for our own account. However, as we may manage accounts and/or funds for our affiliates, clients should be aware that this may be deemed to create a conflict of interest for Rosenberg Equities since there could be an incentive for Rosenberg Equities to allocate investment opportunities to these accounts and/or funds at the expense of other advisory clients. Other potential conflicts may include placing trades for affiliated accounts before or after trades for other accounts to take advantage of or avoid market impact. The models constructed by Rosenberg Equities apply the same analytical process by strategy, regardless of fee structure, for all portfolios managed by its affiliated investment advisers. The actual construction of portfolios is subject to settings maintained for each account by the portfolio management teams to meet the specifics of their investment mandates.

Trading Practices — We have implemented procedures to ensure that our trading, allocation, and directed brokerage policies are impartial and fair. Our trade allocation process integrates each account’s demand for a particular trade, as determined by Rosenberg Equities’ investment models, with allocation algorithms designed to allocate the trades fairly among accounts. Trades are generally allocated pro-rata based on each account’s respective demand for a trade, which may change based on the investment models’ output. The allocation algorithms are designed to treat all accounts equally, regardless of the fee arrangement for the account (i.e., asset-based or performance fee-based), or the type of client (e.g., investment company accounts are treated the same as separate accounts or private fund accounts). Each account shall receive the average unit price and bear its pro-rata share of the transaction costs. If the full position that the optimizer recommends for purchase or sale (from the aggregation of individual account recommendations) is not executed, the partial position is allocated across accounts in proportion to each account’s recommended position. As part of the allocation process, an allocation may be adjusted manually to keep the accounts within their respective high and low limits for cash by readjusting trade allocations if necessary. Manual re-allocations are overseen by the Head of Global Trading as well as portfolio managers and compliance to ensure fair and equitable allocation.

We no longer accrue soft dollar credits to purchase soft dollar eligible services. Effective January 1, 2018, our soft dollar program has been discontinued. It is our general policy to pay all brokers standard negotiated commission rates.

In evaluating directed brokerage arrangements, best execution will be the determinant of whether a trade goes to a certain broker or not; thus Rosenberg Equities cannot guarantee a fixed dollar amount of commission will be paid to a specific directed broker.

Personal Trading — While we permit our employees to engage in personal securities transactions, as a company we recognize that these transactions may raise potential conflicts. This is particularly true when they involve securities owned by or considered for purchase or sale for a client accounts. We address potential conflicts of interest in our Code by requiring, that with regard to investments and investment opportunities, our employees first obligation is to our clients. Employees must conduct their personal securities transactions in a manner that does not interfere with any client’s portfolio transactions or take inappropriate advantage of an employee’s relationship with clients.

Our Code and Personal Trading Policy establishes specific procedures to preclude conflicts of interest and to ensure fair treatment for our clients. Rosenberg Equities uses a personal trading application to provide an automated and streamlined mechanism for managing employees’ personal trading practices. Employees cannot buy or sell covered securities without pre-clearance. Integrated within the application is an automated cross-check of the requested covered security against real-time model recommendations to be traded that day in client accounts. Employees covered by the Policy are required to certify quarterly compliance with applicable regulatory requirements and compliance policies.

Performance Fee Structure — Unfair Allocation — We manage accounts from which we receive asset-based management fees, performance-based management fees, or a combination of both types of fees. Because performance-based fees have the potential to generate more revenue for us than asset-based fees, there is a conflict of interest which could cause Rosenberg Equities or our supervised persons to favor accounts, i.e., preferential allocation of investment opportunities that have a higher fee rate or cause such accounts to be invested differently than they might otherwise have been. To reduce the incentive to favor one account over another, Rosenberg Equities has systematic processes using investment models and allocation algorithms designed to mitigate conflicts.

Portfolio manager actions to change portfolio construction parameters that impact the portfolio may be considered an investment action. Investment actions are integral to standard investment oversight to help ensure the intention of the models is reflected in the portfolio positioning and the portfolio risk profile is appropriate for market conditions. Depending upon the potential impact and risk, investment actions taken by portfolio managers will have different requirement for approval, notification and oversight.

In addition, supervised investment personnel receive a salary and are eligible to participate in Rosenberg Equities success through discretionary bonus awards that are tied to both individual and overall performance against objectives. Compensation for investment professionals is not directly derived from an individual account’s pre-determined or specified level of performance. Allocations of variable remuneration pools to investment personnel consider a range of factors such as profitability, investment performance, risk and compliance factors and other qualitative performance achievements.

Compensation for the year completed October 31, 2018

Rosenberg Equities’ remuneration program for investment and research professionals is designed to be competitive and effective in order to attract and retain high caliber employees and is also designed to reflect their ability to generate long-term investment success for our clients. Investment and research professionals do not receive direct compensation based upon the investment returns of any individual client account. In conjunction with our parent entity AXA IM, Rosenberg Equities applies a “pay-for-performance” approach to remuneration, incorporating adjustments for risk considerations, to recognize employees who contribute the greatest value to the firm and the managed funds, considering performance, behaviors, experience and critical skills. In addition to attracting and retaining the best skills and talents, the intent of this approach is to also foster employee engagement and to strengthen leadership while ensuring corporate responsibility that will provide the best results to Rosenberg Equities’ clients over the long term, which in turn will ultimately strengthen the firm through higher client and asset retention. AXA IM’s Remuneration Committee is responsible for determining and reviewing the AXA IM remuneration guidelines, as well as reviewing the annual remuneration of senior executives of the AXA IM Group.

Investment and research professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary remuneration: Employee base is a fixed salary dependent on organisational responsibility, professional experience and individual capability to perform the duties of the role

(ii)

Discretionary Incentive Plan — Total Variable Remuneration: Annual variable remuneration pools are determined globally based on AXA IM overall profitability, taking into account current and future risks. Allocations of variable remuneration pools to investment functions consider a range of factors such as profitability, investment performance, risk and compliance factors and other qualitative performance achievements. In determining individual variable remuneration levels, Managers consider annual team and individual performance which is assessed as a combination of specific quantitative and qualitative performance factors. Individual leadership is also taken into account, as well as adherence to risk and compliance policies. AXA IM and Rosenberg Equities believe in rewarding not only ‘what’ is achieved but also ‘how’ it is achieved and aims to truly differentiate individual and team performance through the level of TVP awarded to individuals. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

Variable remuneration is structured to reward

•	short term value creation for clients and Rosenberg Equities/AXA IM through cash variable remuneration based on annual performance;

•	medium term value creation for clients and Rosenberg Equities/AXA IM through the Deferred Incentive Plan (DIP) which is structured over a three vesting year period;

•	long term value creation for clients and Rosenberg Equities/AXA IM through AXA IM Performance Shares which are structured over a four year vesting period and ten year period overall;

•	long term value creation for the AXA Group through the AXA Long Term Incentive (LTI) Program (made up of AXA Stock-Options, Performance Shares).

Effective from the performance year 2015 (awards made in the first quarter of 2016), AXA IM and Rosenberg Equities has been operating an automatic deferral policy applicable to all employees earning more than a specified minimum threshold of total variable pay and/or who are considered to be an “Identified Employee” due to their being assessed as having a material impact on a regulated AXA IM/Rosenberg Equities Entity’s risk profile or the risk profiles of the Funds that it manages. For employees subject to the automatic deferral policy, a minimum level of deferred remuneration will be awarded as a proportion of the employee’s total variable remuneration.

(iii)

Employee benefits — Rosenberg Equities provides market-competitive benefit packages to employees in each of our geographic locations. Non-financial awards are also provided to employees and include access to learning and development programs, career development, opportunity for international assignments and work-life balance programs.

Ownership of Securities of the Fund as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,00,000	Over $1,000,000

1290 SmartBeta Equity Fund

Gideon Smith	X

Anubhuti Gupta*	X

Cameron Gray	X

Harry Prabandham	X

*	As of December 31, 2018

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of January 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[3,4]		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[3,4]

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 Diversified Bond Fund

Anujeet Sareen	8	$5.397B	46	$16.939B	69	$17.726B	0	N/A	6	$1.752B	16	$14.926B

Gary P. Herbert	6	$1.259B	11	$651.521M	6	$735.436M	0	N/A	2	$152M	5	$1.303B

Tracy Chen	4	$1.098B	11	$651.521M	5	$720.878M	0	N/A	2	$152M	5	$1.303B

Description of any Material Conflicts

Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers.

At times, Brandywine Global manages client accounts that pay performance-based fees alongside client accounts that pay asset based fees and utilize the same investment strategy and invest in the same assets. The simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee creates a conflict of interest as the portfolio manager may have an incentive to favor client accounts with the potential to receive greater fees.

Additionally, Brandywine Global may at times be trading identical securities in the opposite direction for multiple client accounts. This typically occurs in accounts that have different investment mandates. In some instances, opposite direction trades may occur in accounts with similar investment mandates due to differing cash flows in client accounts.

To address these types of conflicts, Brandywine Global has developed trade allocation policies and procedures. Orders for all accounts seeking to make the same investment are aggregated and executions are allocated pro rata across all participating accounts. Brandywine Global periodically reviews the trading of client accounts to seek to ensure that no account, or group of accounts, is receiving preference in the trading process.

Compensation

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as mechanisms to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff.

In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believe leads to responsibility, accountability, and low turnover of people.

Ownership of Securities of the Fund as of January 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 Diversified Bond Fund

Anujeet Sareen	X

Gary P. Herbert	X

Tracy Chen	X

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

DoubleLine Capital LP (“DoubleLine” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 DoubleLine Dynamic Allocation Fund

Jeffrey E. Gundlach	33	$85.92B	19	$8.62B	71	$15.79B	0	N/A	2	$2.63B	2	$969.51M

Philip A. Barach	16	$63.37B	10	$5.88B	46	$6.98B	0	N/A	2	$2.62B	1	$571.79M

R. Brendt Stallings	2	$116.42M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund. For example, DoubleLine may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Fund, to a large number of investors.

Affiliates of DoubleLine may provide initial funding to or otherwise invest in a Fund. DoubleLine could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When an affiliate provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities.    The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities.    DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation as of October 31, 2018

The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contribution to the success of their clients and DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.    Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.    Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles.    Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.    As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/ business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

Ownership of Securities of the Fund as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000

1290 DoubleLine Dynamic Allocation Fund

Jeffrey E. Gundlach	X

Philip A. Barach	X

R. Brendt Stallings	X

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management Inc. (“Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the
	accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 GAMCO Small/Mid Cap Value Fund

Mario J. Gabelli	24	$21.1B	13	$1.1B	1,132	$9.0B	6	$5.4B	8	$0.9B	1	$0.2B

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Sub-Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Sub-Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Sub-Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Sub-Adviser and its affiliates. The Sub-Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the year completed October 31, 2018

Mr. Gabelli receives compensation from his employer, GAMCO Investors, Inc., based on the fees received from sub-advisory assets. These fees fluctuate with the asset level of the Funds. Mr. Gabelli receives incentive-based variable compensation from his employer based on a percentage of net revenues received by the Sub-Adviser for managing the Fund(s). Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the
Fund(s). Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Sub-Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Sub-Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Sub-Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options. Mr. Gabelli elected to waive his full compensation for the period March 1, 2018 through December 31, 2018.

Ownership of Securities of the Fund as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 GAMCO Small/Mid Cap Value Fund

Mario J. Gabelli	X

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

Palisade Capital Management, L.L.C. (“Palisade”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 Convertible Securities Fund

William W. Lee	1	$15.18M	2	$216.87M	32	$568.13M	0	N/A	2	$216.87M	0	N/A

Mitchell Leung	1	$15.18M	0	N/A	2	$346.95M	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade may receive both asset-based and performance-based fees for managing other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities.

Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department.

Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve such issues.

Compensation as of October 31, 2018

Palisade’s Convertible Securities Portfolio Managers’ compensation is comprised of the following components:

•	Base Salary. Each Portfolio Manager is paid a fixed base salary.

•	Incentive Compensation. The Convertible Securities team’s incentive compensation pool is based on three factors:

1.	First, the current year fee income paid to Palisade from all of its Convertible Securities clients;

2.	Second, the performance of the Convertible Securities strategy against the strategy’s benchmark index (i.e., the ICE BofAML US Convertible Index) over both one- and three-year periods; and

3.

Third, 20% of the annual incentive compensation is deferred for all of the members of the Convertibles team, and this deferred amount is invested in Palisade’s Hedged Convertibles strategy to directly align the team’s interests with those of Palisade’s clients. This deferred bonus vests 50% per year for two years and is forfeited should a team member terminate his or her employment with Palisade.

By tying incentive compensation to the Convertible Securities strategy’s revenues, the interests of the investment professionals on the Convertible Securities team are directly aligned with those of Palisade’s clients. Strong performance should yield increased assets and revenue, which in turn will translate into additional potential reward for the team. Further, tying incentive compensation to performance vs. the benchmark over both one- and three- year periods ensures that the team’s objectives are aligned with those of Palisade’s clients over longer time periods.

Discretionary Bonuses. Portfolio Managers may receive additional discretionary bonuses tied to the performance of Palisade, the team, and/or the individual.

Palisade maintains a Unit Appreciation Rights (UAR) Plan which provides an opportunity for key employees, including the Convertible Securities Portfolio Managers, to participate in the appreciation of Palisade’s equity value over time, similar to a stock option plan in a publicly traded company.

All employees are eligible for Palisade’s 401(k) plan and certain group life, health and disability insurance programs.

Ownership of Securities of the Fund as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 Convertible Securities Fund

William W. Lee				X

Mitchell Leung	X

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

The Trusts are firmly committed to ensuring that proxies relating to each Trust’s portfolio securities are voted in the best interests of each Trust. The following procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serve as the investment manager of each series of the Trusts (each, a “Portfolio”, together, the “Portfolios”). FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A.	Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide the day-to-day research and stock selection, commonly referred to as “portfolio management,” for each sub-advised Portfolio (“Sub-Advised Portfolio”) or an allocated portion of a Portfolio (“Sub-Advised Portion”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. With respect to the Sub-Advised Portfolios, FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibility with respect to each Sub-Advised Portfolio or Sub-Advised Portion to the applicable Sub-Adviser, except as described in Section III below. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

B.	“Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or by investing in exchange-traded funds (“Underlying ETFs”) (“Fund-of-Funds Portfolios”).

III.	FMG LLC’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC is responsible for proxy voting for the Fund-of-Funds Portfolios or Allocated Portions. FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders.

A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios and Sub-Advised Portions as described in Section III.C below, the following guidelines generally will apply:

1.

The decision on how to vote a proxy will be made by the Proxy Voting Committee based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

The Proxy Voting Committee may enlist the services of an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote rather than abstain from voting on proxies, except for certain countries that require “share blocking”[1]. In these countries that require “share blocking,” FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may abstain from voting. Additionally, FMG LLC will vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC provides clients with a copy of these procedures upon request and a description of these procedures is included in FMG LLC’s Form ADV, Part II.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio or Sub-Advised Portion instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders. The following are some of the circumstances under which FMG LLC would assume proxy voting responsibility:

1.

From time to time, FMG LLC will utilize the execution and brokerage services of a transition manager (“Transition Manager”) to move all or a portion of a Sub-Advised Portfolio’s or a Fund-of-Fund Portfolio’s assets from one Sub-Adviser (or from FMG LLC with respect to a Fund-of-Funds Portfolio) to another Sub-Adviser(s) (the “Transition”). If, during the Transition, shares held by a Portfolio are the subject of a proxy, FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

2.

When a Sub-Adviser provides notice to FMG LLC that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio or Sub-Advised Portion (e.g. if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that a potential material conflict does exist, FMG LLC Compliance will exclude anyone at FMG LLC who is subject to such conflict from participating in the voting decision.

•

Potential material conflicts of interest may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•

Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s). However, to the extent the Proxy Voting Committee is following the recommendation of a proxy voting service, such Portfolio Manager will not be required to abstain from the Committee vote with respect to such proxy.

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines: FMG LLC may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. The Proxy Voting Committee has supplied ISS with general instructions to vote in accordance with ISS’s recommendations. However, the Proxy Voting Committee reserves the right to change those general instructions if the Proxy Voting Committee believes that ISS’s recommendation is not in the best interest of a Trust and its shareholders. Additionally, ISS may not always have or provide research, analysis and recommendations on proxy issues. In such instances the Proxy Voting Committee will provide ISS with voting instructions or will handle the proxy vote. Attached as Appendix A is ISS’s U.S. Concise Proxy Voting Guidelines.

To the extent the Proxy Voting Committee does not follow the recommendation of ISS, the following are examples of the types of proxies and voting protocol generally anticipated:

•	Proposals Usually Voted For:

•	Annual election of mutual fund trustees/directors

•	Proposals Usually Voted Against:

•	Fee Increases

•	Investment strategy changes or fund mergers that impact FMG LLC’s asset allocation models.

The CCO and/or FMG LLC Legal and Compliance Department will, on a periodic basis, review the services provided by any proxy voting service engaged by FMG LLC to assess (1) the proxy voting service’s capacity and competence to provide proxy voting advice, and (2) the proxy voting service’s policies and procedures regarding addressing conflicts of interest with respect to its proxy voting recommendations. FMG LLC will require the proxy voting service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to the proxy voting service’s capacity and competence to provide proxy voting advice, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems.

4.

Record Retention and Inspection: the Proxy Voting Committee is responsible for maintaining all documentation associated with its proxy voting decisions. FMG LLC Compliance will be responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

FMG LLC’s Proxy Voting Committee is responsible for overseeing, monitoring and administering the Program. The Proxy Voting Committee is comprised of the CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARDS OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to each Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ and Sub-Advised Portions’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio or Sub-Advised Portion for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflicts of interest was reported to the CCO and/or the Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board at the next quarterly meeting. FMG LLC will also provide the Board with any other information requested by the Boards of Trustees.

The CCO’s annual written compliance report to the Boards of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by AXA Premier VIP Trust Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: august 6, 2003

Amended: December 10, 2014

Policies of EQ Advisors Trust and 1290 Funds Combined: July 14, 2014

Revised Policies of EQ Advisors Trust and 1290 Funds: April 12-13, 2017.

Policies of EQ Advisors Trust, AXA Premier VIP Trust and 1290 Funds Combined: July 18-20, 2017

United States

Concise Proxy Voting Guidelines

2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017

Published January 17, 2017

2017 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2017 proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

BOARD OF DIRECTORS:

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

[1]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.

The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

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1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.10.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.13.	The company maintains significant problematic pay practices;

1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

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•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

1.19.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;

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•	The disclosed rationale;

•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•	Any reasonable sunset provision; and

•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.21.	Failure to replace management as appropriate; or

1.22.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[3]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

•	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

[5]

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

•	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

•	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

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•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Capital

Common Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

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C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

•

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

•	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[8] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[9] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

[9]	ISS research reports include realizable pay for S&P1500 companies.

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Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

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•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

•

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Equity-Based and Other Incentive Plans

•

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

[10]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

•

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

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•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

•

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Climate Change/Greenhouse Gas (GHG) Emissions

•

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

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Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

•	General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

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2017 U.S. Concise Proxy Voting Guidelines

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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AXA INVESTMENT MANAGERS, INC.

PROXY VOTING

Purpose of These Procedures

Rule 204(4)-6 of the rules promulgated under the Advisers Act requires an investment adviser registered with the SEC that exercises voting authority over its advisory client proxies (i) to adopt written policies reasonably designed to ensure that the adviser votes proxies in the best interests of clients, (ii) to disclose to clients information about those policies and procedures, and (iii) to disclose to clients how they may obtain information on how the adviser has voted their proxies.

Sub-Adviser does not currently invest in equity securities for its clients. As such, it does not ever have, or has exceedingly rarely, the opportunity to vote proxies on behalf of clients. If Sub-Adviser begins to invest in securities that would give it the authority to vote proxies it will amend this policy appropriately.

Policy Details

Sub-Adviser invests primarily in debt securities of U.S. corporations on behalf of its advisory clients. Sub-Adviser does not, as a general rule, invest in common equity securities. Accordingly, it rarely receives voting proxies outside of corporate restructurings of debt issuers or other exceptional circumstances. Unless a client specifically reserves the right, in writing, to vote its own proxies, Sub-Adviser will vote all proxies in a timely manner as part of its discretionary authority over client assets in accordance with this policy. At all times Sub-Adviser will vote any proxy it receives over which it has voting discretion in the best interest of its clients.

Each proxy vote will be brought to the immediate attention of the CCO for review for potential conflicts of interest. At any time, a client may request a copy of this policy and Sub-Adviser’s proxy voting record. Within seven days of receiving the client’s request, Sub-Adviser will send to the client the requested information by overnight mail or comparable delivery method.

Regarding clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the Department of Labor takes the position that proxy voting decisions are “fiduciary” decisions subject to ERISA’s standards. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. When applicable, Sub-Adviser will exercise the authority to vote proxies appurtenant to the securities acquired on behalf of an ERISA client except to the extent that such authority is restricted by such client’s investment management agreement with Sub-Adviser.

Conflicts of Interest

Sub-Adviser may experience conflicts of interest with respect to proxy voting. If the CCO determines that any particular proxy vote raises a conflict of interest, Sub-Adviser will not vote such a proxy without bringing such conflict of interest to the relevant client for purposes of determining the client’s voting directions.

Recordkeeping

For five years (the first two of which in the offices of Sub-Adviser or an affiliated company), Sub-Adviser will maintain copies of this policy, copies of proxy statements or solicitations received, records of votes cast on behalf of advisory clients, written requests by clients of proxy voting information and any documents prepared by Sub-Adviser that were material to making a voting decision or memorialized the basis for the decision.

1.    INTRODUCTION

1.1. Definition

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by various regulatory agencies to:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients

•	Maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

1.2. Objectives

The objectives of this policy are to:

•	Vote clients’ proxy proposals in the best interest of clients

•	Arrange for proxies of its clients to be voted in accordance with the AXA IM Responsible Investment Corporate Governance and Voting Policy (the “AXA IM CG Policy”)

•	Avoid and/or disclose any potential conflicts of interests

1.3. Scope

Within the AXA Investment Managers Group, the AXA Rosenberg business (collectively referred to as “AXA Rosenberg”) provides investment management services based on fundamental equity analysis using quantitative methods.

This global policy applies to all employees of AXA Rosenberg investment management entities responsible for providing investment management or ancillary services on behalf of the AXA Rosenberg expertise in the following departments: Portfolio Management, Operations, Client Portfolio Management, and Account Activity Coordinator. Or serving in certain specified control or shared operational functions directly supporting the AXA Rosenberg expertise in Compliance.

This policy acts as a guide to the requirements and expectations of AXA Rosenberg when voting proxy proposals on its clients’ behalf.

Where local regulatory requirements prescribe practices that are different from what is contained in this Policy, employees should consult with Compliance and adhere to the most restrictive policy or standard as determined by Compliance.

2.    DETAILED DESCRIPTION

AXA Rosenberg will, when requested in writing, vote proxies for client accounts. Clients always have the right to vote proxies themselves. Clients can exercise this right by instructing us in writing how to vote proxies in their account which we will do on a best efforts basis

In the cases where we are asked to vote proxies, it is our policy and the policy of the other international investment adviser affiliates to vote proxy proposals (proxies) on behalf of our clients in a manner which is reasonably anticipated to further the best economic interests of our clients and consistent with the goal of enhancing shareholder value.

AXA Rosenberg has adopted a Global Proxy policy as well as AXA IM’s Corporate Governance and Voting Policy (“AXA IM Voting Policy”). AXA Rosenberg has delegated certain responsibilities for voting proxies of its clients to the Corporate Governance team within an AXA IM advisory affiliate (“AXA IM CG team”). The AXA IM CG team has developed customized guidelines to assist in performing their duties on behalf of AXA Rosenberg. Currently, the AXA IM CG team retains the services of Institutional Shareholder Services Inc. (“ISS” or “Service Provider”), a third party proxy research and voting service, to assist in coordinating and voting proxies with respect to client securities in accordance with the AXA Rosenberg Global Proxy Policy and the AXA IM Voting Policy. Please see Appendix 1 for the AXA IM Voting Policy.

As a fully-owned subsidiary of AXA IM, and by adopting the AXA IM Voting Policy, AXA Rosenberg can leverage AXA IM’s extensive expertise and resources committed to corporate governance issues. In addition, AXA Rosenberg will have a representative on the AXA IM Corporate Governance Committee.

AXA IM’s approach to corporate governance – namely their proxy voting and shareholder engagement work – derives from their strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital. AXA IM developed their Voting Policy to help guide them in performing their duties on behalf of AXA Rosenberg. ISS votes are subject to review and approval by the AXA IM CG team, and AXA IM CG team retains the right to override any vote from the customized guidelines where it deems appropriate, in accordance with its proxy voting policy

AXA Rosenberg’s policies include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to disclose any potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for the portfolios of those clients. However, with respect to clients that are subject to ERISA, AXA Rosenberg is presumed to retain voting discretion unless explicitly reserved by a named fiduciary of the ERISA plan to itself or to another fiduciary.

NOTE: If the plan document or investment management agreement does not require AXA Rosenberg to vote proxies, but does not expressly preclude it from doing so, AXA Rosenberg would have the exclusive responsibility for voting proxies. However, if the documents expressly preclude AXA Rosenberg from voting proxies, the responsibility would lie exclusively with the trustee (although, as indicated above, the trustee may be subject to the direction of a named fiduciary).

2.1. Proxy Voting Procedures

2.1.1. Voting Procedures

AXA Investment Managers has retained a third-party service provider (the “Service Provider”) to assist AXA Rosenberg and AXA IM in coordinating and voting proxies with respect to client securities. After it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg will instruct Northern Trust to notify the Service Provider of this delegation, thereby enabling the Service Provider to automatically receive proxy information.

The Service Provider will:

•

Maintain a record of each vote cast by AXA Rosenberg on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

•	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates

•

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place.

If a client determines that AXA Rosenberg should no longer be responsible for voting their proxies, AXA Rosenberg will discontinue to vote proxies on their behalf unless we receive a written statement from the client explicitly instructing us to vote the proxies we receive on their behalf (if the ex-date is during the time AXA Rosenberg was responsible for proxy voting).

2.1.2. Procedures for Implementing the AXA IM Corporate Governance & Proxy Voting Policy Oversight

Members of the AXA IM CG team have worked with the Service Provider to develop a customized approach to applying the AXA IM CG Policy and continue to interact with the Service Provider as particular proxy voting issues arise during the year. Furthermore this team monitors the Service Provider to ensure that proxies are being voted in accordance with the AXA Rosenberg Global Proxy Policy and the AXA IM Voting Policy.

AXA Rosenberg will periodically monitor the AXA IM CG team and Service Provider to assure that the proxies are being properly voted and appropriate records are being retained.

2.1.3. Procedures for Non-Standard Proxy Voting

Where a client has directed AXA Rosenberg to vote a proxy or proxies for its account in a specific way, AXA Rosenberg will vote these proxies on a best-effort basis. In the absence of specific voting guidelines from the client, AXA Rosenberg’s policy generally is to vote proxies in accordance with the AXA IM CG Policy. AXA Rosenberg will abstain from voting a proxy if we are required to make an affirmative representation of a client’s ownership percentage of a particular issuer.

2.1.4. Procedures for Voting Proxies for Registered Investment Company Clients

Client Services should coordinate with the contact person designated by the client to provide voting records required by a registered investment company in order to file their Form N-PX. This includes proxies voted for the registered investment company clients that are advised or sub-advised by AXA Rosenberg, if requested.

2.1.5. Procedures for Client Requests for Information

Client request for information regarding proxy voting records should be forwarded to the Account Activity Coordinator or local equivalent. In response to a request, the Account Activity Coordinator will work the AXA IM CG team and Client Services to provide the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each proposal. The Account Activity Coordinator should maintain records of client requests provided.

2.2. Disclosure/Client Reporting

AXA Rosenberg reports its proxy voting policy and procedures in its Disclosure Documents. Additionally, clients may also request information regarding how AXA Rosenberg voted their proxies and may request a copy of AXA Rosenberg’s policy. Employees will follow the procedures outlined in Section 2.1.5 above.

2.3. Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interest of its clients. By voting in accordance with the AXA IM Voting Policy, AXA Rosenberg generally avoids conflicts of interest because it votes pursuant to a predetermined policy which has been established by the AXA IM CG team and the Service Provider, an independent third party.

Nevertheless, when votes are cast in accordance with the AXA Rosenberg Global Proxy Policy, the AXA IM Voting Policy, corporate governance principles in the relevant market, and in a manner that we believe to be consistent with our fiduciary obligations, actual proxy voting decisions made may have the effect of favoring or harming the interests of other clients, AXA or its affiliates.

In the event any potential or actual conflict of interest that may arise, AXA Rosenberg may either disclose the circumstances of any such conflict to client(s) and forward the proxy materials to the client to vote, vote according to ISS recommendations or otherwise in a pre-determined manner or take such other action as may be appropriate under the particular circumstances. The AXA IM CG team does not take voting decisions on behalf of third party clients who hold AXA shares. Decisions on AXA shareholder meetings have been contracted out to a third party service provider, Deminor. Deminor recommendations are implemented for all third party clients holding AXA shares.

Material conflicts may exist in situations where AXA Rosenberg is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where AXA Rosenberg or an affiliated person of AXA Rosenberg also manages money for an employee group.

Additional material conflicts may exist if an executive of AXA Rosenberg or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material conflicts based on business relationships or dealings of affiliates of AXA Rosenberg will only be considered to the extent that the AXA IM Governance team or applicable portfolio management area has actual knowledge of such business relationships. Whether a relationship creates a material conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence AXA IM Governance team or AXA Rosenberg with respect to voting, the value of the relationship to AXA Rosenberg can create a material conflict.

The AXA IM CG team is responsible for documenting processes for how votes will be determined when there is a conflict present, managing conflicts across affiliates and for escalating potential conflicts to AXAR for further consideration.

ERISA Issues

As an ERISA fiduciary, AXA Rosenberg may consider only those factors that relate to the economic value of an ERISA plan’s investment in voting proxies on behalf of such ERISA plans. If the cost of voting (including the cost of research, if necessary, to determine how to vote) is likely to exceed the economic benefit of voting, AXA Rosenberg has an obligation to refrain from voting.

The US Department of Labor has issued Interpretive Bulletins essentially prohibiting the promotion of policy or political issues through proxy voting, investment policies or shareholder activism unless they are likely to enhance the economic value of an ERISA plan’s investments. Where AXA Rosenberg exercises its authority on behalf of an ERISA plan in an attempt to further legislative, regulatory, or public policy issues, it must be prepared to articulate a clear basis for concluding that the proxy vote, investment policy or the activity intended to monitor or influence the management of the corporation is more likely than not to enhance the economic value of the ERISA plan’s investment before doing so.

If AXA Rosenberg is managing a pooled investment vehicle that holds assets of more than one ERISA plan, there is a possibility of being subject to conflicting proxy voting policies. If compliance with one plan’s policy would violate ERISA § 404(a) as regards to another plan’s policy (e.g., by being imprudent or not solely in the economic interest of the plan), AXA Rosenberg should ignore the policy and vote in accordance with ERISA. However, if the conflicting policies do not violate ERISA, AXA Rosenberg would generally be required to vote the proxies in accordance with each plan’s interest in the pooled investment vehicle.

2.4. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. AXA Rosenberg generally believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary as determined by the CIO and CCO.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent AXA Rosenberg from voting those proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with a power of attorney prior to implementing the Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to try to vote all proxies for securities held in client accounts for which AXA Rosenberg has proxy voting authority, in the case of non-US issuers, AXA Rosenberg will vote proxies on a best-effort basis.

2.5. Oversight Responsibilities

The AXA Rosenberg Group Proxy Voting Sub-Committee (“Sub-Committee”) is responsible for implementing and monitoring this Policy and its procedures. The Sub-Committee has specific oversight responsibilities for services provided by both AXA IM and the Service Provider. Specifically the Sub-Committee is responsible for:

•	Review of proxy voting records and management reports on behalf of AXA Rosenberg clients

•	Annual Service Provider and AXA IM due diligence written review and quality of service

•	Annual review and approval of the Global Proxy Policy as well as AXA IM’s Voting Policy and Guidelines

•	Review corporate governance and proxy voting non-routine issues or events as requested (i.e., M&A, capital distribution)

•	Review of material conflicts identified, reported and resolved by AXA IM GC team

2.6. Record Maintenance and Retention

AXA Rosenberg shall keep copies of all policies and procedures required by applicable record keeping rules including Rule 206(4)-6. AXA Rosenberg intends to satisfy this requirement for certain records by relying on the Service Provider and AXA IM.

The Sub-Committee Chair will maintain copies of the documents reviewed to satisfy its monitoring responsibilities including AXA Rosenberg’s voting records and copies of client reports issued annually.

The Service Provider shall keep a copy of each proxy received, a record of each vote cast by AXA Rosenberg on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

The Service Provider and/or AXA IM CG team shall keep a copy of any document created by AXA IM that was material to making a non-routine decision how to vote proxies on behalf of a client or that memorializes the basis for that non-routine decision; as well as a copy of any instruction given to the Service Provider as to how to vote a proposal in a particular manner.

AXA Investment Managers or the AXA Rosenberg Account Activity Coordinator shall keep a copy of each written client request for information on how AXA Rosenberg voted proxies on behalf of the client, and a copy of any written response by AXA Investment Managers to any (written or oral) client request for information on how AXA Rosenberg voted proxies on behalf of the requesting client.

AXA IM CG team is responsible for maintaining documentation for all AXA Rosenberg votes cast in which there are no relevant pre-determined guidelines by AXA IM or the independent service provider. AXA IM should document rationale or methodology for evaluating issues manually and casting votes cast in accordance with AXA IM governance views.

2.6.1. ERISA Issues

In order to facilitate the monitoring required by named fiduciaries under ERISA §404(a), accurate records must be maintained by AXA Rosenberg regarding the proxy voting decisions made by AXA Rosenberg, including, where appropriate, cost-benefit analyses. The records must enable the named fiduciary to monitor AXA Rosenberg, and should enable review not only of AXA Rosenberg’s voting procedure but also the actions taken in individual proxy voting situations.

2.7. Annual Review / Periodic Testing

This policy may be revised as needed to accommodate any changes in practices consistent with applicable regulations. Compliance, with the assistance of the business unit(s), will review this policy annually pursuant to regulatory requirements requiring AXA Rosenberg to have written policies and procedures in place to detect and prevent violations of securities laws and to review policies at least annually to ensure that they remain adequate and effective.

Compliance will perform periodic testing of this policy to determine the operating effectiveness in accordance with annual risk-based compliance monitoring plans.

3.    RELATED POLICIES

AXA Rosenberg Group Record Retention Policy

AXA IM Responsible Investment Corporate Governance and Voting Policy

AXA IM Stewardship Policy

Appendix 1

AXA IM Responsible Investment Policy

Corporate Governance & Voting

AXA IM Responsible Investment Policy / Corporate Governance & Voting Policy

Preamble

AXA IM’s approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace1. It is a living document that is intended to be flexible and evolve as investor and corporate governance practices change over time.

This policy provides the foundation for AXA IM’s proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a “one size fits all” approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company’s particular circumstances.

The core principles of AXA IM’s Corporate Governance and Voting Policy include the following:

1. Responsible investment and the link with the corporate objective

There is growing consensus that the principal objective of a corporation should be to deliver wealth creation for shareholders, that is there should be a long-term perspective to shareholder value creation and also there should be due regard to risk.

This connects well with the needs of AXA IM’s direct clients, i.e. pension funds and insurance companies who, despite the varying interests of their individual customers, ultimately function by adopting a long-term investment horizon. To this end, our aim is to invest in companies which have strategies consistent with the aim of improving franchise value in the longer-term.

In light of growing evidence that long-term value creation is best achieved by management paying due regard to the extra-financial drivers of risk and reward in addition to traditional financial metrics, our

[1]	See also AXA IM Responsible Investment Policy (Integration) - forthcoming investment approach will seek to integrate these extra-financial considerations into investment management processes and ownership practices, the latter being the particular focus of this document.

We believe that a company’s management of extra-financial issues is a lead indicator of success or failure. Therefore, we expect companies to take into consideration the legitimate interests of stakeholders who grant it the licence to operate such as employees, customers, suppliers and the wider community. In addition, companies which operate without due regard to environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value.

To achieve this aim the Board has oversight responsibility for development and implementation of strategies for the corporation consistent with the aim of improving shareholder value in the long-term.

2. Reporting

In a well functioning market which enables investors to perform their fiduciary role vis a vis clients’ assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information. We therefore expect the Board to regularly report to shareholders, setting out its analysis of the business, with a forward-looking orientation in order to assist shareowners to assess the strategies adopted and the potential for those strategies to succeed. The report should include the resources, principal risks and uncertainties and the relationships that may affect the company’s long-term value.

Full company accounts, audited by independent external auditors, should be presented to a company’s annual general meeting for shareholders’ approval.

The company’s management of material extra-financial factors should be integrated into these reports. These are aspects of corporate performance, sometimes known as “intangibles” or “non-traditional”, which drive risk and reward especially — but not exclusively — over the medium and longer term. Such issues are considered by a significant number of shareholders in evaluating the company’s long-term prospects. Examples of extra-financial factors include environmental, social and governance issues such as regulatory change risks, reputation concerns, product obsolescence cycles, human rights, employee turnover and training, employment law compliance, status of CEO succession plans, climate change and other environmental liabilities and political contribution or lobbying payments. Directors and senior managers have a critical role in guiding investors as to which, extra-financial factors are material to that particular company — AXA IM does not favour reporting to investors of extra-financial data for data’s sake.

Issues of concern

Reporting

We may withhold support from in the Report & Accounts in the following instances:

•	Non provision of the audited accounts in a timely manner:

•	Non-reporting of material extra-financial performance, particularly in high risk sectors and or where sectoral peers are able to report;

•	Concerns about the integrity of the information reported

Companies might want to consider using common frameworks for enhanced reporting on sustainability issues, such as the Global Reporting Initiative or the Enhanced Business Reporting Consortium guidelines to facilitate better quality and consistency of reporting. This is important if shareholders are to be able to assess and compare this aspect of a company’s performance with that of sectoral peers. Where proprietary or competitive concerns limit the information which can be disclosed without harming shareholder interests, the company should explain its thinking further since, in general, we consider this to be an over-stated risk.

Boards should take responsibility for establishing effective company communications with shareholders. All directors should attend the annual general meeting (AGM) and provide a process for regular communications with shareholders apart from the AGM. Boards should proactively seek out opportunities to encourage communication with long-term shareholders.

3. Company boards

We consider the board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company’s affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow a ‘supervisory model’ where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

3.1. Board balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company’s affairs.

The potential for such concentration of powers can occur in several instances including where the position of chairman and chief executive are held by one person; where the majority of non-executive directors are affiliated to management; or where the board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the board. Major shareholder representatives should not be allowed to dominate the board simply by virtue of the holdings they represent.

We are also not in favour of one person holding the combined roles of chairman and chief executive. In such a situation, there would be no independent person charged with supervising management’s execution of its responsibilities. Moreover, we do not consider it possible for one person to be both responsible for leading executives in implementing board strategy as well as leading the board’s supervision of executive performance. These are two distinct roles and consequently we favour having an independent chairman who is dedicated to this important role. To guard against the domination of the board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected. We also believe it important for boards to appoint a senior independent director to act as an additional contact point for shareholders to bring issues to the attention of the board especially if this cannot easily by done via the Chairman. This role is particularly important in cases where the offices of Chairman and Chief Executive have been combined.

3.2. Non-executive directors

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

•	contributing to the right strategy for the company;

•	participating in board discussions on major issues of business development;

•	appraising the performance of key executives, including the chief executive;

•	monitoring results and pressing for appropriate corrective action when necessary;

•	ensuring that the company has the right executive leadership and appropriate succession plans;

•	safeguarding shareholders’ funds by using the ability to challenge management and initiate change when necessary;

•	ensuring effective company communication with shareholders;

•

carrying out specific corporate governance functions, principally via board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

3.3. Independence

Boards have to manage the company’s relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and governments. Oftentimes, these stakeholders have directors representing their interest on the board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company’s affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director’s judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director’s judgement and therefore independence include where the director:

•	is a former employee of the company within the last five years;

•	has (had within the last thee years) a material business relationship with the company or is a representative of such interests;

•	receives additional remuneration from the company other than in the capacity of a director;

•	has close family ties with any of the company’s directors, senior employees or company’s advisers;

•	holds cross directorships with an executive director;

•	is or represents a significant shareholder;

•	has served on the board for a significant length of time.

3.4. Board committees

It is now established practice in many jurisdictions for boards to establish key committees of independent directors to oversee the Board’s responsibilities in relation to audit, remuneration and nomination. This is principally to manage conflicts of interests with executive directors and to provide assurance that there is appropriate and independent oversight of these matters on shareholders’ behalf.

Due to the sensitive nature of the issues covered by these committees, we require that the committees are dominated by independent directors.

3.4.1. Audit Committee

The Audit Committee is responsible for exercising oversight of the company’s process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.

The Audit Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

Issues of concern

Boards

We may withhold support from director elections in the following instances:

•	Insufficient information on the board or where biographical details on proposed directors are not provided;

•

The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;

•	The position of chairman and chief executive are held by one person;

•	The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;

•	Where a Board has not established audit, remuneration or nomination committees;

•	The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director;

•	Directors do not stand for election by shareholders on a regular basis;

•	The election of several directors is bundled into one resolution;

•	Concerns about a director(s) execution of their responsibilities;

•	To signal concerns about the company’s governance or performance.

3.4.2. Remuneration Committee

The Remuneration Committee is responsible for determining the Board’s policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value.

Remuneration policies should also align the interests of management with long-term shareholders and be structured to reward sustainable performance. Where restatements of financial results occur, the Committee or Board should seek to recover any improperly paid remuneration to the extent practicable.

The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

3.4.3. Nomination Committee

The Nomination Committee leads the process for the appointment of directors to the board and for ensuring that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board. The Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

3.4.4. Extra-Financial or Enterprise Risk Committee

We welcome the move by many companies to establish a standing board committee to oversee the company’s management of its material extra-financial risks and opportunities and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company’s performance. We are aware that there is not yet an established formula for what this work should be called or indeed, where responsibility should rest amongst board committees but we consider it increasingly important that boards address this activity as seriously as they do their other functions.

4. Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly.

It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive’s country of residence.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

4.1. Remuneration disclosure

We expect companies to provide full and comprehensive information on the company’s remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders’ behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

Issues of concern

Remuneration

We may withhold support from remuneration proposals in the following instances:

•	Poor disclosure of remuneration policy and practices;

•	Incomplete disclosure of performance metrics underpinning performance-related remuneration;

•	Performance targets which are not relevant or challenging;

•	Executive options are granted at a discount i.e. priced below prevailing market practice;

•	Repricing of ‘underwater’ stock options;

•	The company engaged in option award backdating;

•	Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;

•	Compensation payable on termination is excessive or not in line with market practice;

•	Pay packages dominated by perquisites;

•	Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;

•	Allows triggering of change in control payouts without loss of job or substantial diminution of duties;

•	Enhanced compensation on change of control of the company;

•	Remuneration is based on inappropriate peer comparisons;

•	Internal pay inequity is excessive.

4.2. Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target. The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

4.3. Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company’s strategy.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

4.4. Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company. We prefer that performance should be measured over a period of at least three years. All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year’s salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

5. Shareholder rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect boards to protect and facilitate the exercise of shareholders’ ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on. Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders’ rights come in different forms. These include restrictions on shareholders’ voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company’s governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

5.1. Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company’s governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	voting schemes that do not provide for confidentiality of a shareholders’ vote during the election;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

5.2. Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders’ ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

•	poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

Points Importants

Shareholder rights

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

•	poison pills which deter takeovers by granting the board to ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid;

•	proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

5.3. Pre-emptive rights

Issuance of new shares presents a risk of dilution to shareholders economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

•	the level of dilution of value and control for existing shareholders;

•

the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained - for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities - and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;

•	the size and stage of development of the company and the sector within which it operates;

•

the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgement;

•	availability of financing options that do not involve the issue of new shares.

6. Mergers and acquisitions

Mergers and acquisitions present complex issues for large investors with broadly diversified portfolios, like AXA IM. Shareholders like AXA IM often hold investments in both target company and bidder, which could present a difficult situation where the transaction is good for one company but not the other. Mergers and acquisitions require that we closely evaluate the expected long-term success of the transaction and may require a balancing of interests on both sides of the transaction.

In addition, with increasing numbers of companies going private, there are concerns that in some situations company management and private equity firms participating in the buyout may be capturing value at the expense of public shareholders who by definition, have access to less information. Such transactions can often involve conflicts of interest when management is offered generous remuneration awards and large equity stakes as part of the transaction.

When evaluating a transaction, factors we take into consideration will include:

•	short-term and long-term valuations, taking the company’s strategic potential into consideration;

•	ability of the acquirer to successfully implement the acquisition and integrate the companies;

•	strategic fit of the companies and extra-financial factors bearing on future success;

•	views of significant shareholders;

•	impact of the transaction on customers and other stakeholders;

•	competitive landscape for the relevant entities before and after the transaction;

•	leverage embedded into the transaction and leverage after completion;

•	degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;

•	advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;

•	fairness of the process, such as whether there was a fair auction, alternatives were considered and he deal was evaluated by an independent committee with independent advisors;

•	market reaction to announcement of the transaction;

•	corporate governance profile of any surviving entity in which we will retain an interest.

Companies should approach mergers and acquisitions or going private transactions with these factors in mind. Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

7. Implementation

7.1. Oversight:

AXA IM has a Corporate Governance Committee which guides and oversees the application of this policy.

Members include senior AXA IM personnel who have a well established corporate governance profile in their respective markets. The Committee also includes representatives of fund management teams who bring their hands-on investment perspective to the deliberations and liaise with colleagues on the Committee’s behalf.

The Responsible Investment team implements this policy under the direction of the Committee.

7.2. Company Dialogue:

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company’s strategy, operational performance, acquisition and disposal strategy; executive/board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company’s management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients’ ownership rights to submit resolutions at shareholders’ meetings or requisition of an extraordinary general meeting.

7.3. Voting :

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of clients.

We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company’s particular circumstances.

In addition, AXA IM will implement specific voting decisions as instructed by clients.

7.4. Share blocking and other voting restrictions:

A number of markets require that shares are blocked from trading for a specified period if shareholders wish to exercise their voting rights at general meetings. The blocking of shares puts additional constraints on our ability to exercise our clients’ voting rights and manage the underlying portfolio in our clients’ best interests. Other markets impose additional costs or administrative requirements which outweigh the potential benefits of voting.

AXA IM will generally not vote in markets where share blocking applies or where administrative requirements or additional costs are burdensome. In such situations, we may vote in exceptional circumstances or on specific demand from our clients.

7.5. Stock Lending:

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings. We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

7.5. Conflicts of Interest

The Corporate Governance Committee has the sole responsibility for determining the voting decisions of clients who have given AXA IM full discretion to vote on their behalf. Voting decisions are made within the context of the fiduciary duty owed to clients.

Use of an independent fiduciary has been adopted for voting the proxies of our third party clients at the general meetings of AXA SA.

This policy applies to the general meetings of companies held by clients of AXA Investment Managers’ judgemental equity divisions. AXA Rosenberg has a separate voting function through which it exercises its clients’ voting rights - www.axarosenberg.com

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice. AXA Investment Managers Paris disclaims any and all liability relating to a decision based on or for reliance on this information.

Rosenberg Equities

Proxy Policy and Procedures

Last updated August 2018

Department: Compliance

Business Confidential

THIS DOCUMENT IS CLASSIFIED
RESTRICTED
Its distribution is limited solely to the AXA IM Staff members and service providers appearing in the circulation perimeter shown.

1.	INTRODUCTION

1.1	DEFINITION

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by various regulatory agencies to:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients

•	Maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

1.2	OBJECTIVES

The objectives of this policy are to:

•	Vote clients’ proxy proposals in the best interest of clients

•	Arrange for proxies of its clients to be voted in accordance with the AXA IM Corporate Governance and Voting Policy (the “AXA IM CG Policy”)

•	Avoid and/or disclose any potential conflicts of interests

1.3.	SCOPE

Within the AXA Investment Managers Group, the Rosenberg business (collectively referred to as “Rosenberg Equities”) provides investment management services based on fundamental equity analysis using quantitative methods. Research, modelling and investment implementation activities are fully integrated firm-wide and our investment processes are applied globally and implemented by our investment teams in the US, as well as advisor affiliates in London and Singapore under our participating affiliate agreement.

This policy applies to employees of AXA Rosenberg Investment Management LLC (“Rosenberg Equities US”) and AXA IM Asia (“Singapore”) responsible for providing investment implementation services and support to Rosenberg Equities. Regional proxy policies that apply to AXA IM UK employees reflecting local regulatory requirements can be found on ONE and on the Rosenberg Equities SharePoint. Rosenberg Equities affiliates are subject to similar principle based requirements under the AXA IM Standards.

This policy acts as a guide to the requirements and expectations of Rosenberg Equities when voting proxy proposals on its clients’ behalf.

Where local regulatory requirements prescribe practices that are different from what is contained in this Policy, employees should consult with Compliance and adhere to the most restrictive policy or standard as determined by Compliance.

2.	DETAILED DESCRIPTION

Rosenberg Equities will, when requested in writing, vote proxies for client accounts. Clients always have the right to vote proxies themselves. Clients can exercise this right by instructing AXA IM’s Client Group team in writing how to vote proxies in their account which we will do on a best efforts basis. Such proxy instructions or client specific guidelines will be shared with the AXA IM Corporate Governance Team and our third party Service Provider ISS for implementation.

In the cases where we are asked to vote proxies, it is our policy and the policy of the other international investment adviser affiliates to vote proxy proposals (proxies) on behalf of our clients in a manner which is reasonably anticipated to further the best economic interests of our clients and consistent with the goal of enhancing shareholder value.

Rosenberg Equities has adopted a Proxy policy as well as AXA IM’s Corporate Governance and Voting Policy (“AXA IM Voting Policy”). Certain administrative responsibilities for voting proxies of its clients have been delegated to the Corporate Governance team within an AXA IM advisory affiliate (“AXA IM CG team”). The AXA IM CG team developed customized guidelines to assist in performing their duties on behalf of the Rosenberg Expertise. Currently, the AXA IM CG team retains the services of Institutional Shareholder Services Inc. (“ISS” or “Service Provider”), a third party proxy research and voting service, to assist in coordinating and voting proxies with respect to client securities in accordance with Rosenberg Equities Proxy Policy and the AXA IM Voting Policy.

As a fully-owned subsidiary of AXA IM, and by adopting the AXA IM Voting Policy, Rosenberg Equities can leverage AXA IM’s extensive expertise and resources committed to corporate governance issues. In addition, Rosenberg Equities will have a representative participate on the AXA IM Corporate Governance Committee.

AXA IM’s approach to corporate governance — namely their proxy voting and shareholder engagement work — derives from their strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital. AXA IM developed their Voting Policy to help guide them in performing their duties on behalf of Rosenberg Equities. ISS votes are subject to review and approval by the AXA IM CG team, and AXA IM CG team retains the right to override any vote from the customized guidelines where it deems appropriate, in accordance with its proxy voting policy. Currently all US client accounts are being voted according to the customized Corporate Governance Voting Policy.

Rosenberg Equities policies include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to resolve conflicts of interest prior to voting proxies through a defined process or disclose such potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, Rosenberg Equities has no authority and will not vote any proxies for the portfolios of those clients. However, with respect to clients that are subject to ERISA, Rosenberg Equities is presumed to retain voting discretion unless explicitly reserved by a named fiduciary of the ERISA plan to itself or to another fiduciary.

NOTE: If the plan document or investment management agreement does not require Rosenberg Equities to vote proxies, but does not expressly preclude it from doing so, Rosenberg Equities would have the exclusive responsibility for voting proxies. However, if the documents expressly preclude it from voting proxies, the responsibility would lie exclusively with the trustee (although, as indicated above, the trustee may be subject to the direction of a named fiduciary.

2.1	PROXY VOTING PROCEDURES

Voting Procedures

AXA Investment Managers has retained a third-party service provider (the “Service Provider”) to assist the Rosenberg Expertise and AXA IM in coordinating and voting proxies with respect to client securities and is responsible for the management of that relationship. After it is deemed that Rosenberg Equities will vote proxies on behalf of a client, Rosenberg Equities will instruct Northern Trust to notify the custodian and instruct the Service Provider of this delegation, thereby enabling the Service Provider to automatically receive proxy information.

The Service Provider will:

•

Maintain a record of each vote cast by Rosenberg Equities on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

•	Determine which accounts managed by Rosenberg Equities hold the security to which the proxy relates

•

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Rosenberg Equities must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place.

The Operations team is responsible for the account set up instructions with ISS and Northern Trust when a new account is on boarded that has instructed the firm to vote proxies and will liaise with the AXA IM CG team when issues surface about account set up or deletions involving the Proxy Exchange ISS Platform

The Operations team is responsible for notifying the CG team when new accounts board/depart and will periodically update the client list for the AXA IM CG team and will advise on special requirements on any Rosenberg funds as needed

If a client determines that Rosenberg Equities should no longer be responsible for voting their proxies, it will discontinue to vote proxies on their behalf unless we receive a written statement from the client explicitly instructing us to vote the proxies we receive on their behalf (if the ex-date is during the time Rosenberg Equities was responsible for proxy voting).

Procedures for Implementing the AXA IM Corporate Governance & Proxy Voting Policy Oversight

Members of the AXA IM CG team have worked with the Service Provider to develop a customized approach to applying the AXA IM CG Policy and continue to interact with the Service Provider as particular proxy voting issues arise during the year. Furthermore this team monitors the Service Provider to ensure that proxies are being voted in accordance with the Rosenberg Equities Proxy Policy and the AXA IM Corporate Governance and Voting Policy.

Rosenberg Equities will periodically monitor the AXA IM CG team and Service Provider to assure that the proxies are being properly voted and appropriate records are being retained.

Procedures for Non-Standard Proxy Voting

Where a client has directed Rosenberg Equities to vote a proxy or proxies for its account in a specific way, it will vote these proxies on a best-effort basis. In the absence of specific voting guidelines from the client, generally policy is to vote proxies in accordance with the AXA IM Corporate Governance and Voting Policy and to abstain from voting a proxy if we are required to make an affirmative representation of a client’s ownership percentage of a particular issuer.

Procedures for Voting Proxies for Registered Investment Company Clients

AXA IM Client Group Team can coordinate with the CG team to provide voting records required by a registered investment company in order to file their Form N-PX. This includes proxies voted for the registered investment company clients that are advised or sub-advised by Rosenberg Equities, if requested.

Procedures for Client Requests for Information

Client request for information regarding proxy voting records should be forwarded to the relevant AXA IM Client Group Team) or local equivalent. In response to a request, the AXA IM Client Group Team will work with the AXA IM CG team to provide the client with the information requested. The AXA IM Client Group Team should maintain records of client requests provided.

2.2	DISCLOSURE/CLIENT REPORTING

Rosenberg Equities reports its proxy voting policy and procedures in its Disclosure Documents. Additionally, clients may also request information regarding how Rosenberg Equities voted their proxies and may request a copy of its policy. Employees will follow the procedures outlined above.

2.3	CONFLICTS OF INTEREST

Rosenberg Equities realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, Rosenberg Equities may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. Its duty is to vote proxies in the best interest of its clients. By voting in accordance with the AXA IM Voting Policy, Rosenberg Equities generally avoids conflicts of interest because it votes pursuant to a predetermined policy which has been established by the AXA IM CG team and implemented by ISS on their voting platform, which is an independent third party.

Nevertheless, when votes are cast in accordance with Rosenberg Equities Proxy Policy, the AXA IM Voting Policy, corporate governance principles in the relevant market, and in a manner that we believe to be consistent with our fiduciary obligations, actual proxy voting decisions made may have the effect of favouring or harming the interests of other clients, AXA or its affiliates.

It is our policy and practice to vote US contracted client accounts pursuant to AXA IM’s custom voting guidelines, which are a predetermined policy, or in cases where a voting guideline is not established, the proxy item will be voted directly by ISS. For accounts contracted outside the US, where potential conflicts of interest have been identified, recommendations to vote in support of management resolutions contrary to AXA IM’s regular voting guidelines or Policy position will be escalated to the AXA IM Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record

If a potential or actual conflict of interest were to arise during our voting process that is resolved outside the pre-determined guidelines for a US client, Rosenberg Equities US may choose to disclose the circumstances of any such conflict to client(s) and forward the proxy materials to the client to vote or take other action pursuant to our internal conflicts process as may be appropriate under the particular circumstances. However, this is not our current practice at this time.

The AXA IM CG team does not take voting decisions on behalf of third party clients who hold AXA shares. Decisions on AXA shareholder meetings have been contracted out to a third party service provider and their recommendations are implemented for all third party clients holding AXA shares

Material conflicts may exist in situations where Rosenberg Equities is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Rosenberg Equities or an affiliated person of Rosenberg Equities also manages money for an employee group.

Additional material conflicts may exist if an executive of Rosenberg Equities or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material conflicts based on business relationships or dealings of affiliates of Rosenberg Equities will only be considered to the extent that the AXA IM Governance team has actual knowledge of such business relationships. Whether a relationship creates a material conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence AXA IM Governance team or Rosenberg Equities with respect to voting, the value of the relationship can create a material conflict.

The AXA IM CG team is responsible for documenting processes for how votes will be determined when there is a conflict present, managing conflicts across affiliates and for escalating potential conflicts to the AXA IM Corporate Governance Committee for further consideration.

ERISA ISSUES

As an ERISA fiduciary, AXA Rosenberg may consider only those factors that relate to the economic value of an ERISA plan’s investment in voting proxies on behalf of such ERISA plans. If the cost of voting (including the cost of research, if necessary, to determine how to vote) is likely to exceed the economic benefit of voting, Rosenberg Equities has an obligation to refrain from voting. It is our policy to leverage our custom pre-determined voting policy on behalf of our ERISA plans to minimize conflicts as well as the cost of research.

The US Department of Labor has issued Interpretive Bulletins essentially prohibiting the promotion of policy or political issues through proxy voting, investment policies or shareholder activism unless they are likely to enhance the economic value of an ERISA plan’s investments. Where Rosenberg Equities exercises its authority on behalf of an ERISA plan in an attempt to further legislative, regulatory, or public policy issues, it must be prepared to articulate a clear basis for concluding that the proxy vote, investment policy or the activity intended to monitor or influence the management of the corporation is more likely than not to enhance the economic value of the ERISA plan’s investment before doing so.

If Rosenberg Equities is managing a pooled investment vehicle that holds assets of more than one ERISA plan, there is a possibility of being subject to conflicting proxy voting policies. If compliance with one plan’s policy would violate ERISA § 404(a) as regards to another plan’s policy (e.g., by being imprudent or not solely in the economic interest of the plan), Rosenberg Equities should ignore the policy and vote in accordance with ERISA. However, if the conflicting policies do not violate ERISA, Rosenberg Equities would generally be required to vote the proxies in accordance with each plan’s interest in the pooled investment vehicle.

2.4	PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Rosenberg Equities generally believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, Rosenberg Equities will generally abstain from voting these shares unless there is a compelling reason to the contrary as determined by the CIO and CCO.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent Rosenberg Equities from voting those proxies. For example, Rosenberg Equities (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Rosenberg Equities (or its Service Providers) to provide local agents with a power of attorney prior to implementing the Service Provider’s voting instructions. Although it is our policy to try to vote all proxies for securities held in client accounts for which it has proxy voting authority, in the case of non-US issuers, Rosenberg Equities will vote proxies on a best-effort basis.

2.5	OVERSIGHT RESPONSIBILITIES

Rosenberg Equities Proxy Oversight Sub-Committee (“Sub-Committee”) is responsible for implementing and monitoring this Policy and its procedures. The Sub-Committee has specific oversight responsibilities for services provided by AXA IM and their oversight of / Service Provider. Specifically the Sub-Committee is responsible for:

•	Annual review of proxy voting records and management reports on behalf of Rosenberg Equities clients such as missed votes, votes against management, refer matters

•	AXA IM due diligence written review and quality of service

•	Annual review and approval of the Proxy Policy as well as AXA IM’s Voting Policy and Guidelines

•	Directing corporate governance team involving non-routine voting issues or events as requested (i.e., M&A, capital distribution)

•	Review of Rosenberg Equities material conflicts identified, reported and resolved by AXA IM GC team.

2.6	RECORD MAINTENANCE AND RETENTION

Rosenberg Equities shall keep copies of all policies and procedures required by applicable record keeping rules including Rule 206(4)-6. Rosenberg Equities intends to satisfy this requirement for certain records by relying on the Service Provider and AXA IM.

The Sub-Committee Chair will maintain copies of the documents reviewed to satisfy its monitoring responsibilities including Rosenberg Equities voting records and copies of client reports issued annually.

The Service Provider shall keep a copy of each proxy received, a record of each vote cast by Rosenberg Equities on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

The Service Provider and/or AXA IM CG team shall keep a copy of any document created by AXA IM that was material to making a non-routine decision how to vote proxies on behalf of a client or that memorializes the basis for that non-routine decision; as well as a copy of any instruction given to the Service Provider as to how to vote a proposal in a particular manner.

AXA Investment Managers or the AXA IM Client Group Team shall keep a copy of each written client request for information on how it voted proxies on behalf of the client, and a copy of any written response by AXA Investment Managers to any (written or oral) client request for information on how Rosenberg Equities voted proxies on behalf of the requesting client.

AXA IM CG team is responsible for maintaining documentation for all Rosenberg Equities votes cast in which there are no relevant pre-determined guidelines by AXA IM or the independent service provider. AXA IM should document rationale or methodology for evaluating issues manually and casting votes cast in accordance with AXA IM governance views. All US accounts are voted in accordance with the custom guidelines.

ERISA ACCOUNTS

In order to facilitate the monitoring required by named fiduciaries under ERISA §404(a), accurate records must be maintained regarding the proxy voting decisions made by AXA IM and Rosenberg Equities, including, where appropriate, cost-benefit analyses that may have been performed. The records enable the named fiduciary to monitor the voting procedure but also the actions taken in individual proxy voting situations.

However, our current voting practice for all US and ERISA accounts would be to vote in accordance with AXA IM’s custom voting guidelines unless otherwise directed by the client.

2.7	ANNUAL REVIEW/PERIODIC TESTING

This policy may be revised as needed to accommodate any changes in practices consistent with applicable regulations. Compliance, with the assistance of the business unit(s), will review this policy annually pursuant to regulatory requirements requiring Rosenberg Equities to have written policies and procedures in place to detect and prevent violations of securities laws and to review policies at least annually to ensure that they remain adequate and effective.

Compliance will perform periodic testing of this policy to determine the operating effectiveness in accordance with annual risk-based compliance monitoring plans.

Appendix I

AXA IM Corporate Governance & Voting Policy

Corporate Governance & Voting Policy

AXA INVESTMENT MANAGERS

› Shareholder representatives

› Board composition and diversity

The Board should comprise a range of directors who, individually and collectively, understand the company's strategy; can contribute their knowledge and expertise to the development of its businesses; understand the environment in which it operates; have a knowledge of the markets where it conducts its businesses; are aware of the risks associated with the strategy; and have insights into the different stakeholders, including regulators, customers, shareholders and wider society, whose views impact on the company or whose support is necessary for its continued success.

We believe that this requirement naturally points to the need for a diversity of skills, knowledge, experience, gender and nationality amongst the directors on the Board.

› Chairman and CEO

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board's supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board's discharge of its oversight responsibilities.

A company's decision to combine these positions will be reviewed on the merits, taking account of the company's circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

› Nominations Committee

BOARDS

INFORMATION

INDEPENDENCE

COMMITMENT TO THE BOARD

BOARD STRUCTURE

- The position of Chairman and Chief Executive are held by one person and the risk is not mitigated by a Senior Independent Director and a majority independent Board;
- Where a Board has not established audit, remuneration or nomination committees;
- Composition of the Board does not reflect necessary diversity.

ELECTION

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 7

› Remuneration Committee

REMUNERATION

VARIABLE REMUNERATION
- Performance targets which are not relevant or challenging;
- Executive options granted at a discount i.e. priced below prevailing market price;
- Performance conditions do not include relevant environmental and social metrics for relevant sectors
- The performance period for a long-term scheme is shorter than three years
- Repricing of 'underwater' stock options;
- The company engages in option award backdating;
- Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;
- Rewards granted are not justified by the Company's performance.

SPECIFIC REMUNERATION ISSUES
- Remuneration is based on inappropriate peer comparisons;
- Pay for senior executives is out of line with pay conditions for the general workforce.

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 11

REPORTING & AUDIT

› Corporate reporting

We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

The Board should provide an integrated report that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company's strategic objectives and its progress towards meeting them. Such disclosures should:

- be linked to the company's business model
- be genuinely informative and include forward-looking elements where this will enhance understanding
- describe the company's strategy, and associated risks and opportunities, and explain the board's role in assessing and overseeing strategy and the management of risks and opportunities.
- be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company
- include environmental, social and governance related information that is material to the company's strategy and performance
- use key performance indicators that are linked to strategy and facilitate comparisons
- use objective metrics where they apply and evidence-based estimates where they do not
- be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

› Audit committee

› Audit firm / Audit partner rotation

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation as a further means to enhance the integrity and reliability of the external audit process.

› Non-audit fees

REPORTING & AUDIT

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

DISCLOSURE

- Non provision of the audited accounts in a timely manner:
- Concerns about the integrity of the information reported
- Non-reporting of material ESG performance, particularly in high risk sectors and or where sectorial peers are able to report;

AUDIT INTEGRITY

- Where an executive director is a member of the Audit Committee
- Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided
- The Audit firm has been in place for a number of years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 13

ENVIRONMENTAL AND SOCIAL ISSUES

We believe that, companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company's management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour.

› Reporting on Environmental and Social issues

The company's management of material environmental and social factors (E&S) should be integrated into its regular reporting to enable a full and proper evaluation of the company's long-term prospects. Directors and senior managers have a critical role in guiding investors as to which factors are material to that particular company. We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

We also encourage companies to participate in the disclosure programmes of the Carbon Disclosure Project and other initiatives to improve information to the market on material environmental and social issues.

› Board oversight of E&S issues

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

› E&S issues and remuneration

A demonstration of the Board's approach to overseeing material environmental and social issues is the inclusion of E&S performance metrics within the remuneration policy. The company's environmental and social performance should be reflected in the Remuneration Committee's decisions on the award of bonuses and shares under the company's long-term share plans.

› Political Donations & Lobbying

The Board of Directors should ensure that charitable and political contributions and membership of trade associations are in line with the long-term interests of the company and its shareholders. In particular, Boards should monitor that the lobbying activities of trade associations are consistent with the company's positioning on environmental, social and governance issues.

ENVIRONMENTAL & SOCIAL ISSUES

DISCLOSURE
- Non-disclosure of quantitative and qualitative information on key environmental and social issues of relevance to the company, particularly in high risk sectors and or where sectorial peers are able to report
- Failure to participate in the CDP disclosure programmes

PERFORMANCE
- A material failure in the management of environmental and social risks with resulting negative impacts on the company and stakeholders including employees, customers and communities
- Material breach of one or more Principles of the UN Global Compact
- Support for lobbying positions contrary to the long-term interests of the company and its investors
- Companies in high risk sectors with no Environmental or Social performance metrics in performance-related pay

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IMPLEMENTATION

› Oversight

AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by Jean-Louis Laforge, Chief Investment Officer, AXA Investment Managers Paris. The Committee comprises representatives of Investment teams, who bring their investment perspectives to the Committee's deliberations.

In addition, members of our Compliance department are represented on the Committee to ensure that decisions are taken in line with prescribed process, free of conflicts and in the clients' interests. Our Middle Office is also represented on the Committee in view of their important role to ensure that the voting chain and processing of voting instructions works correctly.

› Company dialogue

If we are unable to resolve the issue through engagement, we may consider using our clients' ownership rights to vote against relevant resolutions or, submit resolutions at shareholders' meetings or requisition of an extraordinary general meeting.

› Voting

› Stock lending

› Conflicts of interest

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA SA, key clients and significant suppliers.

We manage conflicts within our voting activities using the following approach. Firstly, the Corporate Governance Committee has the sole responsibility for taking voting decisions on behalf of clients who have given AXA IM full discretion to vote. Voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

In addition, where potential conflicts of interests have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record and, where appropriate, will be notified to the relevant local internal governance committee and/or Compliance Department.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

› Reporting

Our Voting Records are accessible to the public and detail how we voted at General Meetings of companies held on our clients' behalf. In addition, we publish an RI Annual Review and Stewardship Report which include information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM's Responsible Investment activities is available on our dedicated RI website.

22 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY
CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 23

Any reproduction of this information, in whole or in part, is unless otherwise authorised by AXA IM prohibited.
AXA INVESTMENT MANAGERS PARIS, a company incorporated under the laws of France, having its registered office located at Tour Majunga – La Défense 9 – 6, place de la Pyramide – 92800 Puteaux, registered with the Nanterre Trade and Companies Register under number 353 534 506, a Portfolio Management Company, holder of AMF approval no. GP 92-08, issued on 7 April 1992

Design & Production: AXA IM Paris - 02/2017 - 27-09654 - Photos credit: GettyImages

www.axa-im.com

INVESTMENT MANAGERS

AXA Investment Managers: Issued by AXA Investment Managers UK Limited in England nº 01431068
The registered office address is 7 Newgate Street, London EC1A 7NX
Authorised and regulated by the Financial Conduct Authority and a member of the IA

Brandywine Global Investment Management, LLC Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.

Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.

Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.

As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non- Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.

The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.

If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.

With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.

in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.	A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must so state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding clientsecurities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G. We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H. We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II. Governance

A. We vote for proposals to separate the Chief Executive Officer and Chairman of the

Board positions.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team Proxy

Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the reelection of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fixed Income Portfolio Management Team Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the reelection of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

DOUBLELINE FUNDS TRUST

DOUBLELINE EQUITY FUNDS

DOUBLELINE CAPITAL LP

DOUBLELINE COMMODITY LP

DOUBLELINE EQUITY LP

DOUBLELINE PRIVATE FUNDS

DOUBLELINE OPPORTUNISTIC CREDIT FUND

DOUBLELINE INCOME SOLUTIONS FUND

PROXY VOTING, CORPORATE ACTIONS AND CLASS ACTIONS

AUGUST 2015

I.	BACKGROUND

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	ISSUE

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	POLICY – PROXIES AND CORPORATE ACTIONS; ROLE OF THIRD-PARTY PROXY AGENT

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy.    This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	PROOFS OF CLAIM

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	CLASS ACTIONS POLICY

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	PROCEDURES FOR LENT SECURITIES AND ISSUERS IN SHARE-BLOCKING COUNTRIES

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	PROXY VOTING COMMITTEE; OVERSIGHT

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	PROCEDURES FOR MATERIAL CONFLICTS OF INTEREST

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds.    In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	PROCEDURES FOR PROXY SOLICITATION

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	ADDITIONAL PROCEDURES FOR THE FUNDS

A.	Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B.	Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	RECORDKEEPING

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

–

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	DISCLOSURE

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees

•	For setting the board size

•	For allowing the trustees to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as trustees.

•	Against seeking to increase board independence

•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by trustees

•	Against providing for union or employee representatives on the board of trustees

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•	For adopting cumulative voting

•	Against requiring trustees to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting trustee compensation

•	Against capping executive pay

•	Against calling for trustees to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of trustee retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) – Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.

VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING PROCEDURES

Revised as of January 2018

General Policy

Palisade will vote Client proxies if a Client specifically requests Palisade to do so and Palisade consents to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the Client’s Investment Management Agreement with Palisade reserve the plan sponsor’s right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to Palisade, this delegation generally is contained in the Client’s Investment Management Agreement with the Client or in a separate written instruction. To direct Palisade to vote a proxy in a particular manner, Clients should (i) contact Palisade by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, Attn: Compliance Department, (ii) call their client service representative at (201) 585-7733, or (iii) send an email to investorrelations@palcap.com. If Palisade agrees in writing to be responsible for voting Client proxies or making elections with respect to issuers of securities held in Client account(s), Palisade will vote proxies in accordance with Clients’ economic interests and in accordance with Palisade’s established policies and procedures. Palisade has contracted with Institutional Shareholder Services, Inc., a third party proxy voting agent (the “Proxy Agent”) to provide research and assist with voting.

Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created that was used while deciding how to vote, and a copy of each written Client request for information on how Palisade voted. Clients may request information on how proxies for its shares were voted by contacting Palisade as described above.

For accounts where Palisade does not vote proxies, Palisade may provide investment advisory services relative to Client investment assets but Clients will maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the Client’s investment assets. Clients that vote their own proxies are responsible for instructing each of their custodians to forward to the Client copies of all proxies and shareholder communications relating to the Client’s investment assets. If Palisade receives a proxy for a Client and does not have proxy voting authority, the proxy will be forwarded to the Client for voting as promptly as reasonably possible.

Except as noted in this policy, Palisade has no obligation or authority to vote any Client’s proxy, to render any advice with respect to the voting of proxies, or to make elections solicited by or with respect to issuers of securities held by any Client. Accordingly, Clients will receive their proxies or other solicitations directly from their custodian and are responsible for voting such proxies on their own.

Unless otherwise agreed to in writing, Palisade will neither advise nor act on behalf of a Client in legal proceedings involving companies whose securities are held in such Client’s account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, Clients may direct Palisade to transmit copies of class action notices to the Client or a third party. Upon such direction, Palisade will make commercially reasonable efforts to forward such notices in a timely manner. Notwithstanding the foregoing, Palisade has contracted with a third party vendor to assist Clients (at a Client’s request and sole expense) with the filing and processing of “Proofs of Claim” in class action settlements.

If Palisade exercises voting authority on behalf of a Palisade Client and maintains investment supervision of such Client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those Client securities:

Proxy Voting Procedures

The Proxy Agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the Proxy Agent’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). Clients may obtain a copy of the Guidelines by submitting a request to Palisade, as described above.

Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from the Proxy Agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting (if necessary), and for ensuring that Client proxies are voted and submitted to the Proxy Agent in a timely manner. However, if Palisade does not send its vote preference to the Proxy Agent before the voting deadline, the Proxy Agent will vote Palisade Client proxies in accordance with its recommendations. If Palisade receives a physical proxy for a Client for whom Palisade has proxy voting authority, such proxy will be voted promptly in accordance with these Procedures and forwarded to the Proxy Agent for recordkeeping purposes.

When the Proxy Agent recommends voting a proxy consistent with the portfolio company management team’s recommendation, such proxy will automatically be voted in accordance with the Proxy Agent’s recommendation.

When the Proxy Agent recommends either withholding or voting contrary to the portfolio company management team’s recommendation, the applicable research and recommendation from the Proxy Agent will be forwarded to Palisade Chief Investment Officer Dennison T. Veru and the Investment Team that manages the portfolio owning the issue. If the Investment Team desires to vote the proxy contrary to the Proxy Agent’s recommendation, a member of the Investment Team will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining the reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflict of interest (as discussed below) has influenced the Investment Team’s proxy voting decision and may approve an “override” of the Proxy Agent’s recommendation if the Committee is comfortable that no such material conflict exists. In all cases, overriding consideration will be given to each Client’s stated guidelines or restrictions, if any.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Palisade will not neglect its proxy voting responsibilities, but Palisade may abstain from voting if it deems that abstaining is in its Clients’ best interests. In addition, Palisade may be unable to vote securities that have been lent by a Client’s custodian (under a separate agreement between the Client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a Client’s custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking”, which limits Palisade’s ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance when Palisade receives but does not vote a Client’s proxy.

Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where Palisade, its Supervised Persons or affiliates would enjoy a special or increased benefit from casting a Client proxy vote in a particular way. A conflict of interest may occur in the following cases; however, this list is not all-inclusive:

•	The issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies) is a Palisade client.

•	Palisade is soliciting new business from an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

•

A Palisade Supervised Person (or a Supervised Person of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

•	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

When a material conflict of interest occurs, the Proxy Agent will be solely responsible for voting the affected Client proxy based on its Guidelines or specific Client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the Client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the Proxy Agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the Client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in Client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

Disclosures to Clients and Investors

Palisade includes a description of its policies and Procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients and investors can contact Palisade to obtain a copy of these policies and Procedures, and/or a record of proxy votes on their behalf.

Palisade generally does not disclose to Clients details regarding how proxies were voted for other Clients except in required regulatory filings.

Disclosures to Unaffiliated Third Parties

Any request for information about proxy voting from an unaffiliated third party should be promptly forwarded to the CCO. As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties not having a legitimate need to know such information.

Annual and Ongoing Reviews

The Compliance Department will review, no less frequently than annually, the adequacy of Palisade’s proxy voting policies and Procedures to make sure they have been implemented effectively, including whether the policies and Procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

APPENDIX D

1290 FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable Funds Management Group LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares as of January 31, 2019. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

To the 1290 Funds’ knowledge, as of January 31, 2019, the following persons owned shares of record and/or beneficially in the following Funds entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of such Funds:

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 CONVERTIBLE SECURITIES FUND CL A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	20.16%

1290 CONVERTIBLE SECURITIES FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	39,593.576	79.82%
1290 CONVERTIBLE SECURITIES FUND CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	1,980,000.00	91.96%

1290 CONVERTIBLE SECURITIES FUND CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	149,312.059	6.93%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 CONVERTIBLE SECURITIES FUND CL R	AXA EQUITABLE LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	2,849.151	22.15%

1290 CONVERTIBLE SECURITIES FUND CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	77.76%
1290 DIVERSIFIED BOND FUND CL A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	8.98%

1290 DIVERSIFIED BOND FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	101,331.717	91.01%
1290 DIVERSIFIED BOND FUND CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	2,950,383.056	89.51%

1290 DIVERSIFIED BOND FUND CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	341,975.046	10.37%
1290 DIVERSIFIED BOND FUND CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	97.02%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 DOUBLELINE DYNAMIC ALLOCATION A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	5.48%

1290 DOUBLELINE DYNAMIC ALLOCATION A	RELIANCE TRUST COMPANY FBO AXA PLAN CONNECT AR 360 PO BOX 48529 ATLANTA GA 30362-1529	39,411.05	21.61%

1290 DOUBLELINE DYNAMIC ALLOCATION A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	125,209.434	68.66%
1290 DOUBLELINE DYNAMIC ALLOCATION I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	4,980,000.00	93.36%

1290 DOUBLELINE DYNAMIC ALLOCATION I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	327,983.513	6.15%
1290 DOUBLELINE DYNAMIC ALLOCATION R	AXA EQUITABLE LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	5,009.364	33.35%

1290 DOUBLELINE DYNAMIC ALLOCATION R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	66.58%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 GAMCO SMALL/MID CAP VALUE FD CL A	RELIANCE TRUST COMPANY FBO AXA PLAN CONNECT AR 360 PO BOX 48529 ATLANTA GA 30362-1529	19,966.673	6.82%

1290 GAMCO SMALL/MID CAP VALUE FD CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	238,414.487	81.47%
1290 GAMCO SMALL/MID CAP VALUE FD CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	3,180,469.071	44.13%

1290 GAMCO SMALL/MID CAP VALUE FD CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,880,839.873	53.85%
1290 GAMCO SMALL/MID CAP VALUE FD CL R	AXA EQUITABLE LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	30,418.539	44.08%

1290 GAMCO SMALL/MID CAP VALUE FD CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,485.034	15.19%

1290 GAMCO SMALL/MID CAP VALUE FD CL R	PLANMEMBER SERVICES ACTING AS AGENT FOR UMB BANK CUSTODIAN QUALIFIED ACCOUNT 6187 CARPINTERIA AVE CARPINTERIA CA 93013-2805	12,289.858	17.81%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 GAMCO SMALL/MID CAP VALUE FUND T	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,178.852	100%
1290 GLOBAL TALENTS FUND A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	9.1%

1290 GLOBAL TALENTS FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	99,846.552	90.89%
1290 GLOBAL TALENTS FUND I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	1,980,000.00	94.7%

1290 GLOBAL TALENTS FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	107,974.857	5.16%
1290 GLOBAL TALENTS FUND R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	96.63%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 HIGH YIELD BOND FUND CL A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	22,079.764	7.79%

1290 HIGH YIELD BOND FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	260,823.038	92.05%
1290 HIGH YIELD BOND FUND CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	2,982,576.035	87.25%

1290 HIGH YIELD BOND FUND CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	413,331.625	12.09%
1290 HIGH YIELD BOND FUND CL R	AXA EQUITABLE LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	8,107.016	24.71%

1290 HIGH YIELD BOND FUND CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	21,583.625	65.79%

1290 HIGH YIELD BOND FUND CL R	MATRIX TRUST COMPANY CUST FBO ARLINGTON CENTRAL SCHOOL DIST 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	2,202.969	6.71%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 HIGH YIELD BOND FUND CLASS T	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	14,192.011	100%
1290 LOW VOLATILITY GLOBAL EQUITY FUND CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14,911.401	5.55%

1290 LOW VOLATILITY GLOBAL EQUITY FUND CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.000	93.09%
1290 MULTI-ALTERNATIVE STRATEGIES CL A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	13.28%

1290 MULTI-ALTERNATIVE STRATEGIES CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	64,821.075	86.08%
1290 MULTI-ALTERNATIVE STRATEGIES CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	980,000.000	55.32%

1290 MULTI-ALTERNATIVE STRATEGIES CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	737,972.634	41.66%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 MULTI-ALTERNATIVE STRATEGIES CL R	AXA EQUITABLE LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	710.472	6.63%

1290 MULTI-ALTERNATIVE STRATEGIES CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,000.00	93.27%
1290 SMARTBETA EQUITY FUND CL A	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,892.786	12.68%

1290 SMARTBETA EQUITY FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	70,837.86	82.43%
1290 SMARTBETA EQUITY FUND CL I	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	970,424.686	68.49%

1290 SMARTBETA EQUITY FUND CL I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	438,131.121	30.92%
1290 SMARTBETA EQUITY FUND CL R	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,787.575	95.08%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 SMARTBETA EQUITY FUND CLASS T	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,331.663	100%

Prospectus

This Prospectus describes the Funds listed below. Each Fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

1290 Retirement Funds+	Share Class (Ticker)*

1290 Retirement 2020 Fund	Class A (TNIAX); Class T (TNICX); Class I (TNIIX); Class R (TNIRX)

1290 Retirement 2025 Fund	Class A (TNJAX); Class T (TNJCX); Class I (TNJIX); Class R (TNJRX)

1290 Retirement 2030 Fund	Class A (TNKAX); Class T (TNKCX); Class I (TNKIX); Class R (TNKRX)

1290 Retirement 2035 Fund	Class A (TNLAX); Class T (TNLCX); Class I (TNLIX); Class R (TNLRX)

1290 Retirement 2040 Fund	Class A (TNNAX); Class T (TNNCX); Class I (TNNIX); Class R (TNNRX)

1290 Retirement 2045 Fund	Class A (TNOAX); Class T (TNOCX); Class I (TNOIX); Class R (TNORX)

1290 Retirement 2050 Fund	Class A (TNPAX); Class T (TNWBX); Class I (TNWIX); Class R (TNPRX)

1290 Retirement 2055 Fund	Class A (TNQAX); Class T (TNQCX); Class I (TNQIX); Class R (TNQRX)

1290 Retirement 2060 Fund	Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

March 1, 2019

1290 Funds® and 1290 Asset Managers® are registered service marks of AXA Equitable Funds Management Group, LLC, New York, NY 10104.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
+	The Funds’ shares are not offered for sale in all states.
*	Each Fund currently offers only Class I shares for sale.

1290 Funds	Table of contents	1

1. About the Funds

1290 Retirement 2020 Fund – Class A (TNIAX), T (TNICX), I (TNIIX), R (TNIRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2020 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2020 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	3.35%[2]	3.35%[2]	3.35%[3]	3.35%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	4.23%	4.23%	3.98%	4.48%
Fee Waiver and/or Expense Reimbursement[4]	–3.33%	–3.33%	–3.33%	–3.33%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,475	$2,327	$4,514
Class T Shares	$340	$1,205	$2,084	$4,340
Class I Shares	$66	$906	$1,762	$3,980
Class R Shares	$117	$1,053	$1,998	$4,404

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2020 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each yearuntil reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the

1290 Funds	About the Funds	1

need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2020 Fund Targets

Approximate Number of Years Before/After Retirement Year	1 Year Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	38%	35%	30%	15%
International Equity	16%	15%	10%	5%
Fixed Income	46%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

2	About the Funds	1290 Funds

The Fund may also lend its portfolio securities to earn additional income.

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to

1290 Funds	About the Funds	3

interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

4	About the Funds	1290 Funds

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

2.35% (2018 3rd Quarter)	–5.41% (2018 4th Quarter)

1290 Funds	About the Funds	5

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2020 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–3.28%	2.70%
1290 Retirement 2020 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–3.96%	1.86%
1290 Retirement 2020 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–1.89%	1.72%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	–4.16%	2.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	About the Funds	1290 Funds

1290 Retirement 2025 Fund – Class A (TNJAX), T (TNJCX), I (TNJIX), R (TNJRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2025 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2025 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	2.67%[2]	2.67%[2]	2.67%[3]	2.67%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	3.55%	3.55%	3.30%	3.80%
Fee Waiver and/or Expense Reimbursement[4]	–2.65%	–2.65%	–2.65%	–2.65%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,345	$2,075	$3,993
Class T Shares	$340	$1,071	$1,823	$3,802
Class I Shares	$66	$767	$1,491	$3,413
Class R Shares	$117	$916	$1,734	$3,867

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2025 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes

1290 Funds	About the Funds	7

in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2025 Fund Targets

Approximate Number of Years Before/After Retirement Year	6 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	44%	42%	35%	30%	15%
International Equity	20%	18%	15%	10%	5%
Fixed Income	36%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

8	About the Funds	1290 Funds

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively

1290 Funds	About the Funds	9

low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•	Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment

10	About the Funds	1290 Funds

manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

2.87% (2018 3rd Quarter)	–6.45% (2018 4th Quarter)

1290 Funds	About the Funds	11

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2025 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–3.76%	3.08%
1290 Retirement 2025 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–4.36%	2.29%
1290 Retirement 2025 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.20%	2.02%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	–5.02%	2.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

12	About the Funds	1290 Funds

1290 Retirement 2030 Fund – Class A (TNKAX), T (TNKCX), I (TNKIX), R (TNKRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2030 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2030 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.14%[2]	4.14%[2]	4.14%[3]	4.14%[2]
Acquired Fund Fees and Expenses	0.12%[2]	0.12%[2]	0.12%	0.12%[2]
Total Annual Fund Operating Expenses	5.01%	5.01%	4.76%	5.26%
Fee Waiver and/or Expense Reimbursement[4]	–4.11%	–4.11%	–4.11%	–4.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,622	$2,608	$5,071
Class T Shares	$340	$1,356	$2,373	$4,914
Class I Shares	$66	$1,062	$2,063	$4,585
Class R Shares	$117	$1,207	$2,291	$4,976

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2030 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

1290 Funds	About the Funds	13

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2030 Fund Targets

Approximate Number of Years Before/After Retirement Year	11 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	50%	50%	42%	35%	30%	15%
International Equity	23%	20%	18%	15%	10%	5%
Fixed Income	27%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

14	About the Funds	1290 Funds

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the

1290 Funds	About the Funds	15

greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes

16	About the Funds	1290 Funds

in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

1290 Funds	About the Funds	17

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

3.12% (2018 3rd Quarter)	–7.36% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2030 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–4.29%	3.13%
1290 Retirement 2030 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–5.08%	2.26%
1290 Retirement 2030 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.51%	2.03%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	–5.99%	2.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

18	About the Funds	1290 Funds

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	19

1290 Retirement 2035 Fund – Class A (TNLAX), T (TNLCX), I (TNLIX), R (TNLRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2035 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2035 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	3.37%[2]	3.37%[2]	3.37%[3]	3.37%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	4.25%	4.25%	4.00%	4.50%
Fee Waiver and/or Expense Reimbursement[4]	–3.35%	–3.35%	–3.35%	–3.35%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,479	$2,334	$4,529
Class T Shares	$340	$1,209	$2,091	$4,355
Class I Shares	$66	$910	$1,770	$3,996
Class R Shares	$117	$1,057	$2,005	$4,419

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2035 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

20	About the Funds	1290 Funds

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2035 Fund Targets

Approximate Number of Years Before/After Retirement Year	16 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	53%	52%	50%	42%	35%	30%	15%
International Equity	24%	23%	20%	18%	15%	10%	5%
Fixed Income	23%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

1290 Funds	About the Funds	21

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

22	About the Funds	1290 Funds

Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as

1290 Funds	About the Funds	23

“junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

24	About the Funds	1290 Funds

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

3.47% (2018 3rd Quarter)	–7.89% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2035 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–4.52%	3.30%
1290 Retirement 2035 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–5.14%	2.52%
1290 Retirement 2035 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.66%	2.19%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	–6.88%	2.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

1290 Funds	About the Funds	25

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

26	About the Funds	1290 Funds

1290 Retirement 2040 Fund – Class A (TNNAX), T (TNNCX), I (TNNIX), R (TNNRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2040 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2040 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.69%[2]	4.69%[2]	4.69%[3]	4.69%[2]
Acquired Fund Fees and Expenses	0.12%[2]	0.12%[2]	0.12%	0.12%[2]
Total Annual Fund Operating Expenses	5.56%	5.56%	5.31%	5.81%
Fee Waiver and/or Expense Reimbursement[4]	–4.66%	–4.66%	–4.66%	–4.66%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,725	$2,800	$5,437
Class T Shares	$340	$1,462	$2,572	$5,292
Class I Shares	$66	$1,171	$2,269	$4,984
Class R Shares	$117	$1,314	$2,492	$5,354

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2040 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

1290 Funds	About the Funds	27

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2040 Fund Targets

Approximate Number of Years Before/After Retirement Year	21 Years Before	20 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	57%	56%	52%	50%	42%	35%	30%	15%
International Equity	25%	24%	23%	20%	18%	15%	10%	5%
Fixed Income	18%	20%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

28	About the Funds	1290 Funds

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the

1290 Funds	About the Funds	29

security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred

30	About the Funds	1290 Funds

to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

1290 Funds	About the Funds	31

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

3.81% (2018 3rd Quarter)	–8.54% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2040 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–4.72%	3.49%
1290 Retirement 2040 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–5.60%	2.56%
1290 Retirement 2040 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.76%	2.28%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	–7.41%	2.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

32	About the Funds	1290 Funds

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	33

1290 Retirement 2045 Fund – Class A (TNOAX), T (TNOCX), I (TNOIX), R (TNORX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2045 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2045 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.32%[2]	4.32%[2]	4.32%[3]	4.32%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	5.20%	5.20%	4.95%	5.45%
Fee Waiver and/or Expense Reimbursement[4]	–4.30%	–4.30%	–4.30%	–4.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,658	$2,675	$5,199
Class T Shares	$340	$1,393	$2,442	$5,047
Class I Shares	$66	$1,100	$2,135	$4,726
Class R Shares	$117	$1,244	$2,361	$5,109

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2045 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income.

The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset

34	About the Funds	1290 Funds

classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2045 Fund Targets

Approximate Number of Years Before/After Retirement Year	26 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	61%	60%	52%	50%	42%	35%	30%	15%
International Equity	26%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	13%	15%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

1290 Funds	About the Funds	35

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

36	About the Funds	1290 Funds

Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes

1290 Funds	About the Funds	37

in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

38	About the Funds	1290 Funds

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

3.96% (2018 3rd Quarter)	–9.15% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2045 Funds — Class I (Inception Date: February 27, 2017) returns before taxes	–5.04%	3.60%
1290 Retirement 2045 Funds — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–5.78%	2.75%
1290 Retirement 2045 Funds — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–2.96%	2.40%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	–7.74%	2.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts
except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank
Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for
certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts
except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their
immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have
$250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

1290 Funds	About the Funds	39

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

40	About the Funds	1290 Funds

1290 Retirement 2050 Fund – Class A (TNPAX), T (TNWBX), I (TNWIX), R (TNPRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2050 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2050 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.58%[2]	4.58%[2]	4.58%[3]	4.58%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	5.46%	5.46%	5.21%	5.71%
Fee Waiver and/or Expense Reimbursement[4]	–4.56%	–4.56%	–4.56%	–4.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,706	$2,766	$5,372
Class T Shares	$340	$1,443	$2,536	$5,225
Class I Shares	$66	$1,151	$2,232	$4,913
Class R Shares	$117	$1,295	$2,456	$5,287

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2050 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

1290 Funds	About the Funds	41

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2050 Fund Targets

Approximate Number of Years Before/After Retirement Year	31 Years Before	30 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	64%	63%	60%	52%	50%	42%	35%	30%	15%
International Equity	28%	27%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	8%	10%	15%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund also may lend its portfolio securities to earn additional income.

42	About the Funds	1290 Funds

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

1290 Funds	About the Funds	43

Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

44	About the Funds	1290 Funds

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total

1290 Funds	About the Funds	45

returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.29% (2018 3rd Quarter)	–9.78% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2050 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–5.22%	3.75%
1290 Retirement 2050 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–6.09%	2.82%
1290 Retirement 2050 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–3.06%	2.48%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	–7.94%	2.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes currently are not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

46	About the Funds	1290 Funds

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500 if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer- sponsored retirement plans and certain fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	47

1290 Retirement 2055 Fund – Class A (TNQAX), T (TNQCX), I (TNQIX), R (TNQRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2055 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2055 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.65%[2]	4.65%[2]	4.65%[3]	4.65%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	5.53%	5.53%	5.28%	5.78%
Fee Waiver and/or Expense Reimbursement[4]	–4.63%	–4.63%	–4.63%	–4.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,719	$2,790	$5,418
Class T Shares	$340	$1,456	$2,561	$5,272
Class I Shares	$66	$1,165	$2,258	$4,963
Class R Shares	$117	$1,308	$2,481	$5,334

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2055 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

48	About the Funds	1290 Funds

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2055 Fund Targets

Approximate Number of Years Before/After Retirement Year	36 Years Before	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	68%	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	29%	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	3%	5%	15%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser, 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

1290 Funds	About the Funds	49

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

50	About the Funds	1290 Funds

Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes

1290 Funds	About the Funds	51

in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

52	About the Funds	1290 Funds

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.44% (2018 3rd Quarter)	–10.38% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2055 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–5.57%	3.84%
1290 Retirement 2055 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–6.46%	2.90%
1290 Retirement 2055 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–3.26%	2.55%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	–7.97%	2.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

1290 Funds	About the Funds	53

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

54	About the Funds	1290 Funds

1290 Retirement 2060 Fund – Class A (TNRAX), T (TNRCX), I (TNXIX), R (TNXRX) Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Retirement 2060 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Retirement 2060 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	4.65%[2]	4.65%[2]	4.65%[3]	4.65%[2]
Acquired Fund Fees and Expenses	0.13%[2]	0.13%[2]	0.13%	0.13%[2]
Total Annual Fund Operating Expenses	5.53%	5.53%	5.28%	5.78%
Fee Waiver and/or Expense Reimbursement[4]	–4.63%	–4.63%	–4.63%	–4.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]	Other Expenses have been restated to reflect current fees.
[4]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,719	$2,790	$5,418
Class T Shares	$340	$1,456	$2,561	$5,272
Class I Shares	$66	$1,165	$2,258	$4,963
Class R Shares	$117	$1,308	$2,481	$5,334

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed to target 2060 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of an investor’s age or the target year. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years

1290 Funds	About the Funds	55

after the target year. The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser. The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus.

1290 Retirement 2060 Fund Targets

Approximate Number of Years Before/After Retirement Year	41 Years Before	40 Years Before	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	70%	70%	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	30%	30%	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	0%	0%	5%	15%	25%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments.

The Fund’s investment adviser 1290 Asset Managers® (the “Adviser”), establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Fund may also lend its portfolio securities to earn additional income.

56	About the Funds	1290 Funds

The Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

•

Asset Class Risk — The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

•

Credit Risk — The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

•

Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.

1290 Funds	About the Funds	57

Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

•

Mid-Cap and Small-Cap Company Risk — The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

•

New Fund Risk — The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

58	About the Funds	1290 Funds

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

•

Risks Related to Investments in Underlying ETFs — The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

•

Securities Lending Risk — The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•

Target Date Risk — The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.

•

Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risk/Return Bar Chart and Table

The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total

1290 Funds	About the Funds	59

returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Return — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.61% (2018 3rd Quarter)	–10.60% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Retirement 2060 Fund — Class I (Inception Date: February 27, 2017) returns before taxes	–5.64%	3.90%
1290 Retirement 2060 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	–6.50%	2.98%
1290 Retirement 2060 Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	–3.30%	2.60%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	–7.95%	3.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

60	About the Funds	1290 Funds

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

• No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

• No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

1290 Funds	About the Funds	61

2. More information on fees and expenses

Advisory Fees

Each Fund pays a fee to AXA Equitable Funds Management Group LLC d/b/a 1290 Asset Managers® (“1290 Asset Managers” or the “Adviser”) for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Fund’s average daily net assets) that the Adviser received during the fiscal year ended October 31, 2018, for providing advisory services to each of the Funds included in the table and the rate of advisory fees waived by the Adviser during the fiscal year in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as defined below, between the Adviser and 1290 Funds with respect to certain of the Funds.

Advisory Fees Paid by the Funds for the Fiscal Year Ended October 31, 2018

Fund	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed (Class I)
1290 Retirement 2020 Fund	0.50%	3.40%
1290 Retirement 2025 Fund	0.50%	2.69%
1290 Retirement 2030 Fund	0.50%	4.20%
1290 Retirement 2035 Fund	0.50%	3.42%
1290 Retirement 2040 Fund	0.50%	4.78%
1290 Retirement 2045 Fund	0.50%	4.38%
1290 Retirement 2050 Fund	0.50%	4.68%
1290 Retirement 2055 Fund	0.50%	4.75%
1290 Retirement 2060 Fund	0.50%	4.75%

A discussion of the basis for the decision by the Board of Trustees to approve the investment advisory agreement with respect to the Funds will be available in the 1290 Funds’ Annual Report to Shareholders for the period ended October 31, 2018.

Administration Fees

The Adviser also currently serves as the Administrator of the Funds. The administrative services provided to the Funds by the Adviser include, among others, coordination of 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Fund pays the Adviser an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum annual fee of $30,000 per Fund, as applicable.

Expense Limitation Agreement

In the interest of limiting through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Fund, the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses (including Acquired Fund Fees and Expenses) of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), and other extraordinary expenses not incurred in the ordinary course of each Fund’s business), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Retirement 2020 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2025 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2030 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2035 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2040 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2045 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2050 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2055 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2060 Fund	0.65%	0.65%	0.65%	0.65%

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the combination of a Fund’s expense ratio and such reimbursements does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Fund will be charged such lower expenses. The Adviser’s selection of Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

The annual operating expenses of each Fund, as disclosed in this Prospectus, do not reflect any fees and expenses that are imposed by sponsors of products that offer a Fund as an underlying investment option, such as retirement plans and/or variable life insurance contracts and variable annuity certificates and contracts. Such fees and expenses would increase a Fund’s overall fees and expenses, and would not be subject to the expense caps described above, thereby reducing the Fund’s returns.

62	More information on fees and expenses	1290 Funds

3. More information on strategies and risks

More about Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Fund has its own investment objective, policies and strategies. There is no assurance that a Fund will achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Fund is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Each Fund seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

Strategies

The Adviser, under the oversight of 1290 Funds’ Board of Trustees (the “Board”), has established an asset allocation target for each Fund. This target is the approximate percentage of each Fund’s assets that is invested in either domestic equity securities, international equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying ETFs in which the Fund invests. With respect to each Fund’s allocation to equity securities, under normal market conditions, a Fund will invest in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets. Each Fund’s asset mix will change over time and will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time the asset mix will become relatively stable. The asset allocation targets for each Fund, as described in the “Principal Investment Strategies of the Fund” section for each Fund in this Prospectus, may be changed without notice or shareholder approval.

The Adviser will permit the relative weightings of each Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15% for each asset class. Each Fund also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, the Adviser generally will use cash flows, and periodically will rebalance a Fund’s investments, to keep each Fund within its asset allocation targets. However there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more asset classes.

The Funds also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying ETF) as deemed appropriate by the Adviser and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Adviser may reduce the equity allocation of a Fund to zero. Should a Fund take this action, it may not be pursuing its investment objective, or executing its principal investment strategies. The Funds also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Underlying ETFs. Each Fund invests primarily in Underlying ETFs. Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclay’s) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed. By investing in a Fund that invests in Underlying ETFs, you will indirectly bear fees and expenses charged by the Underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

You may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of a Fund instead of in the Fund itself. An investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing service provided by the Adviser.

Generally, a Fund’s investments in Underlying ETFs are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many Underlying ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the Underlying ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in Underlying ETFs.

1290 Funds	More information on strategies and risks	63

A list of the Underlying ETFs in which the Funds currently may invest is below. The list of Underlying ETFs may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Funds will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

Domestic Equity

iShares® Core S&P Total US Stock Market ETF

Domestic Large Cap Equity

iShares® Edge MSCI Min Vol USA ETF

Invesco S&P 500 High Dividend Low Volatility ETF

Invesco S&P 500 Low Volatility ETF

SPDR® SSGA US Large Cap Low Volatility Index ETF

iShares® Core S&P 500 ETF

Domestic Mid Cap Equity

iShares® Core S&P Mid-Cap ETF

Invesco S&P MidCap Low Volatility ETF

Domestic Small Cap Equity

iShares® Core S&P Small-Cap ETF

iShares® Edge MSCI Min Vol USA Small-Cap ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Low Volatility Index ETF

SPDR® SSGA US Small Cap Low Volatility Index ETF

Vanguard Small-Cap ETF

Bond Market

iShares® Core Total USD Bond Market ETF

Vanguard Total Bond Market ETF

High Yield Bond

iShares® iBoxx® $ High Yield Corporate Bond ETF

SPDR® Bloomberg Barclays High Yield Bond ETF

Emerging Markets Equity

iShares® Core MSCI Emerging Markets ETF

iShares® Edge MSCI Min Vol Emerging Markets ETF

Invesco S&P Emerging Markets Low Volatility ETF

Vanguard FTSE Emerging Markets ETF

Global Equity

iShares® Edge MSCI Min Vol Global ETF

iShares® MSCI ACWI ETF

International Developed Equity

iShares® Core MSCI EAFE ETF

iShares® Edge MSCI Min Vol EAFE ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Vanguard FTSE Developed Markets ETF

US Investment Grade Bond

iShares® Core U.S. Aggregate Bond ETF

iShares® Intermediate Government/Credit Bond ETF

Vanguard Short-Term Bond ETF

International Bond

iShares® Core International Aggregate Bond ETF

Vanguard Total International Bond ETF

Inflation Protected Securities

iShares® TIPS Bond ETF

Vanguard Short-Term Inflation-Protected Securities ETF

64	More information on strategies and risks	1290 Funds

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Funds — Investments, Risks, and Performance — Principal Investment Strategy” section for each Fund, and information about additional investment strategies that a Fund may employ in pursuing its investment objective. The Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds’ Statement of Additional Information (“SAI”).

U.S. Government Securities. Each Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage- and asset-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. Each Fund may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying ETF) as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Fund also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Generally, these securities offer less potential for gains than other types of securities.

Portfolio Turnover. The Funds do not restrict the frequency of trading to limit expenses. The Funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). Sales of securities through frequent trading may result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income and may adversely affect a Fund’s after-tax returns and its performance.

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Fund may invest, without limit, in cash, money market instruments or high quality, short-term debt securities, including repurchase agreements. To the extent a Fund is invested in these instruments, the Fund may not be pursuing its investment objective or executing its principal investment strategies. In addition, each Fund may deviate from its asset allocation targets for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by the Fund’s investment objective, principal investment strategies and particular risk factors. Each Fund follows a similar investment strategy; however, a Fund’s allocation among Underlying ETFs will vary depending on its retirement year, and therefore its exposure to risk will vary. Consequently, each Fund may be subject to different risks. Some of the risks of investing in the Funds are discussed below, including the principal risks of the Funds as discussed in “About the Funds — Investments, Risks, and Performance — The Principal Risks of Investing in the Fund.” However, other factors may also affect each Fund’s investment results. There is no assurance that a Fund will achieve its investment objective or that it will not lose value.

To the extent a Fund invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Fund will be subject to the risks of investing in such securities or other instruments.

The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. More information about the Underlying ETFs is available in the applicable Underlying ETF’s prospectus.

General Risks of the Funds and the Underlying ETFs

Each of the Funds and the Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Fund” may include a Fund, an Underlying ETF, or both.

•

Asset Class Risk — A Fund is subject to the risk that the returns from the asset classes, or types of securities, in which the Fund invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

1290 Funds	More information on strategies and risks	65

•

Cash Management Risk — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. In addition, a Fund may maintain cash and cash equivalent positions as part of the Fund’s strategy in order to take advantage of investment opportunities as they arise, to manage the Fund’s market exposure and for other portfolio management purposes. As such, a Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the 1290 Funds’ custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Fund’s performance due to missed investment opportunities and may also subject a Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

•	Counterparty Risk — A Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

•

Cybersecurity and Operational Risk — A Fund, its service providers, and third-party fund distribution platforms, and your ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser, Fund service providers, or third-party fund distribution platforms to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

•

Derivatives Risk — A derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include futures, options, options on futures, forward contracts, swaps and structured securities. Investing in derivatives involves investment techniques and risks different from, and in some respects greater than, those associated with traditional securities and may involve increased transaction costs. The successful use of derivatives will usually depend on an investment manager’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If an investment manager does not predict correctly the direction of asset prices, interest rates and other economic factors, a Fund’s derivatives position could lose value. A Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Fund’s net asset value. Derivatives may be leveraged such that a small investment can have a significant impact on a Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Fund to sell or otherwise close out a derivatives position, could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets could limit a Fund’s ability to pursue other opportunities as they arise. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Fund also could suffer unlimited losses related to its derivatives positions as a result of unanticipated market movements if, for example, the position is on the short (sell) side of a futures transaction or the Fund is acting as the grantor of an option. A Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties

66	More information on strategies and risks	1290 Funds

(derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”). There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Fund more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a Fund’s ability to invest, or remain invested, in certain derivatives. For example, future regulations may require a Fund to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Fund’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Fund. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts, which could result in a loss to a Fund, are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Fund to leveraging risk.

•

Index Strategy Risk — A Fund that employs an index strategy generally invests in the securities included in its index or a representative sample of such securities, regardless of market trends, to track the performance of an unmanaged index of securities, whereas an actively managed Fund typically seeks to outperform a benchmark index. A Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, a Fund may not invest in all of the securities in the index. Also, a Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of a Fund, portfolio transaction costs, changes in the securities that comprise the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

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Leveraging Risk — When a Fund leverages its holdings, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. For example, a Fund may take on leveraging risk when it takes a short position, engages in derivatives

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transactions, invests collateral from securities loans or borrows money. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that a Fund’s use of any leverage will be successful. When a Fund utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Fund to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Fund’s ability to pursue its objectives or other opportunities as they arise.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, a Portfolio [Fund] may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

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Liquidity Risk — The trading market for a particular investment in which a Fund invests, or a particular investment in which a Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Fund is carrying them. A Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent a Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to a Fund.

In October 2016, the SEC adopted Rule 22e-4 under the Investment Company Act, which mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Funds. Among other things, the rule requires open-end funds, including the Funds, to establish, and the Funds have established, a liquidity risk management program to assess, manage, and periodically review the Funds’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with implementing the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the implementation of the program. Changes related to the rule may increase a Fund’s expenses, may negatively affect a Fund’s yield and return potential, and may not reduce a Fund’s liquidity risk.

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Market Risk — A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may

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in the future lead, to increased market volatility and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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New Fund Risk — Certain Funds may be relatively new and small with limited operating history. A new Fund’s performance may not represent how the Fund is expected to or may perform in the long-term and a Fund may not be successful in implementing its respective investment strategies. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. There can be no assurance that such Funds will grow to or maintain an economically viable size, which could result in a Fund, including a Fund offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

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Portfolio Management Risk — A Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Fund, as well as a Fund’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Fund.

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Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Fund, which may result in higher fund expenses and lower total return, and may generate a greater amount of capital gain distributions to Fund shareholders than if the Fund had low portfolio turnover.

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Recent Market Conditions Risk — Prices of many U.S. equity securities have increased substantially over several years, U.S. unemployment has declined, and many market participants reportedly expect the Federal Reserve to continue raising interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values. Higher interest rates may further strengthen the already strong U.S. dollar, which may harm U.S. companies that rely significantly on exports. Some market participants have expressed concern that with the large number of investments in passive products following certain indices, the securities that make up those indices have been artificially inflated in value.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

In addition, national economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.

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The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Political and diplomatic events within the U.S. and abroad, such as the 2019 federal government shutdown or the threat of a future shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Equity markets in the United States and China seem very sensitive to the outlook for the current U.S.-China “trade war.”

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Redemption Risk — A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Repurchase Agreements Risk — Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

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Risk Management — The Adviser undertakes certain analyses with the intention of identifying particular types of risks and reducing a Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with a Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the investment manager will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

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Risks Related to Investments in Underlying ETFs — A Fund that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Fund’s performance. In addition, the Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security,

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resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. The Underlying ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Fund.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.

In December 2018, the SEC proposed a new rule, and proposed to rescind and amend certain other related rules, applicable to fund of fund arrangements under the Investment Company Act, which proposals, if adopted, would significantly reorder the rules applicable to such arrangements and may significantly affect many existing funds of funds. The precise impact that such proposals, if adopted, would have on a Fund that invests in Underlying ETFs cannot yet be determined.

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Securities Lending Risk — A Fund may lend its portfolio securities to broker-dealers approved by the Board of Trustees to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

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Securities Selection Risk — The securities selected for a Fund may not perform as well as other securities that were not selected for a Fund. As a result, a Fund may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

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Short Position Risk — A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment manager’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities

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may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.

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Target Date Risk — A Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in a Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in a Fund, the length of time the investment was held, and the Fund’s returns over time.

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Tax Risk — A Fund is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

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Valuation Risk — The price at which a Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its net asset value. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Risks of Equity Investments

Each Fund may invest a varying portion of its assets in Underlying ETFs that emphasize investments in equity securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of equity securities.

In general, the performance of the Funds with later retirement dates, such as the 1290 Retirement 2050, 1290 Retirement 2055 and 1290 Retirement 2060 Funds, will be subject to the risks of investing in equity securities to a greater extent than those Funds with earlier retirement dates. The risks of investing in equity securities include:

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party, which could result in a loss to the Fund. Investments by the Fund in convertible debt securities may not be subject to any ratings restrictions, but a Fund’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is

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also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed income securities.

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Focused Fund Risk — A Fund that employs a strategy of investing in the securities of a limited number of companies, including a Fund that is classified as “non-diversified,” may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Fund’s net asset value. To the extent that a Fund concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. A Fund using such a focused or concentrated investment strategy may experience greater performance volatility than a Fund that is more broadly invested.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — A Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

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Unseasoned Companies Risk — Unseasoned companies are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Volatility Risk — The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that a Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, a Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risks of Fixed Income Investments

Each Fund may invest a varying portion of its assets in Underlying ETFs that invest primarily in debt securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

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In general, the performance of the Funds with earlier retirement dates, such as the 1290 Retirement 2020, 1290 Retirement 2025 and 1290 Retirement 2030 Funds, will be subject to the risks of investing in fixed income securities to a greater extent than those Funds with later retirement dates. The risks of investing in fixed income securities include:

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Banking Industry Sector Risk — To the extent a Fund invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.

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Credit Risk — A Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, proposed legislation and regulations to reform rating agencies could adversely impact a Fund’s investments or investment process.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Fund may have no income at all from such investments.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of a Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to a Fund. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

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Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. A Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by an investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has

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purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules governing money market funds. These rules affect the manner in which money market funds are structured and operated, and may significantly affect the money market fund industry generally and, therefore, may impact a money market fund’s expenses, operations, returns and liquidity.

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Mortgage-Related and Other Asset-Backed Securities Risk — Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce the liquidity of such securities. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Fund purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset pools that include subprime assets. For example, the risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit or liquidity enhancements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

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Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

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Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, determined by an investment manager to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the principal on securities held by a Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Fund may be paid off by the issuer more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities, heighten interest rate risk, and increase the magnitude of any resulting price declines.

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Unrated Debt Securities Risk — Unrated debt securities determined by an investment manager to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Fund’s value to the extent that it invests in variable rate securities.

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Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Fund may invest a varying portion of its assets in Underlying ETFs that invest primarily in foreign securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities.

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The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Emerging Markets Risk — Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

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European Economic Risk — The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU),

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changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Fund’s investments. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

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Geographic Concentration Risk — A Fund that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

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International Fair Value Pricing Risk — An Underlying ETF that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying ETF’s net asset value is determined. If such arbitrage attempts are successful, the Underlying ETF’s net asset value might be diluted. An Underlying ETF’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying ETF’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment manager’s ability to implement an Underlying ETF’s investment strategy (e.g., reducing the volatility of the Underlying ETF’s share price) or achieve its investment objective.

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Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments.

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Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Benchmarks

The performance of each Fund that has annual returns for at least one calendar year, as shown in the section “About the Funds”, is compared to that of a broad-based securities market index. Each Fund’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which a Fund is likely to select its holdings.

The Standard & Poor’s Target Date Index Series (each, an “S&P Target Date Index”) comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

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Information Regarding the Underlying ETFs

The following is additional information regarding certain of the Underlying ETFs in which the Funds currently may invest. If you would like more information about the Underlying ETFs, their prospectuses and statements of additional information are available by contacting your financial professional. The Underlying ETFs in which the Funds may invest may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Certain principal risks specific to each Underlying ETF, as disclosed in each Underlying ETF’s Prospectus, are listed below. Information regarding these risks also is available in the Underlying ETFs’ Prospectuses. The Underlying ETFs’ Prospectuses and Statements of Additional Information, which contain additional information regarding the Underlying ETFs, are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

DOMESTIC EQUITY
iShares® Core S&P Total U.S. Stock Market ETF	Seeks to track the investment results of a broad-based index composed of U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P Total Market Index™ (“Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

DOMESTIC LARGE CAP EQUITY
iShares® Edge MSCI Min Vol USA ETF	Seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, which is composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.	The Fund employs an indexing investment approach designed to track the performance of the MSCI USA Minimum Volatility (USD) Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Volatility Risk

Invesco S&P 500® Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in the securities that comprise the S&P 500 Low Volatility Index (“Index”). Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) selects 100 securities from the S&P 500 Index for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by S&P DJI. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.	• Equity Risk • Industry Concentration Risk • Market Risk • Market Trading Risk • Authorized Participant Concentration Risk • Non-Correlation Risk • Index Risk • Issuer-Specific Changes

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P 500® High Dividend Low Volatility ETF	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index.	The Fund generally invests at least 90% of its total assets in securities that comprise the S&P 500® Low Volatility High Dividend Index (“Index”). Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) identifies from the S&P 500® Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector with the S&P 500® Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  High Dividend Paying Securities Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Market Risk

•  Market Trading Risk

•  Index Risk

•  Issuer-Specific Changes

•  Authorized Participant Concentration Risk

SPDR® SSGA US Large Cap Low Volatility Index ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.	The Fund employs a sampling strategy, which means it may purchase a subset of the securities in the SSGA US Large Cap Low Volatility Index (“Index”), in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Large-Capitalization Securities Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Core S&P 500 ETF	Seeks to track the investment results of an index composed of large-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

DOMESTIC MID CAP EQUITY
Invesco S&P MidCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in the securities that comprise the S&P MidCap 400® Low Volatility Index (“Index”). Strictly in accordance with its procedures and mandated guidelines, S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization range securities that are contained in the S&P MidCap 400® Index. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Equity Risk

•  Mid-Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Real Estate Securities Risk

•  Issuer-Specific Changes

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

DOMESTIC SMALL CAP EQUITY
iShares® Core S&P Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Index (“Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol USA Small-Cap ETF	Seeks to track the investment results of the MSCI USA Small Cap Minimum Volatility (USD) Index, which is composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market.	The Fund employs an indexing investment approach designed to track the performance of the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Tracking Error Risk

•  Volatility Risk

Invesco S&P SmallCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index.	The Fund generally invests at least 90% of its total assets in common stocks that comprise the S&P SmallCap 600® Low Volatility Index (“Index”). Strictly in accordance with its procedures and mandated guidelines, S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization range securities that are contained in the Index. S&P DJI weights the 120 securities within the Index based on the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

•  Equity Risk

•  Financials Sector Risk

•  Small Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® SSGA US Small Cap Low Volatility Index ETF	Seeks to provide investment results, that before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.	The Fund employs a sampling strategy, which means that it is not required to purchase all of the securities represented in the SSGA US Small Cap Low Volatility Index (“Index”). Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Real Estate Sector Risk

•  Small-Capitalization Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

Invesco S&P SmallCap High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600 Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P SmallCap 600 Low Volatility High Dividend Index (“Index”). The Index is composed of 60 securities in the S&P SmallCap 600® Index that historically have provided high dividend yields with lower volatility. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the 1940 Act. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Index reflects a concentration in that industry or group of industries.

•  Authorized Participant Concentration Risk

•  Equity Risk

•  High Dividend Paying Securities Risk

•  Index Risk

•  Industry Concentration Risk

•  Financials Sector Risk

•  Issuer-Specific Changes

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Small Capitalization Company Risk

Vanguard Small-Cap ETF	Seeks to track the performance of an index, which measures the investment return of small-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small-Cap Index (“Index”), by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL DEVELOPED EQUITY
iShares® Edge MSCI Min Vol EAFE ETF	Seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index, which is composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada.	The Fund employs an indexing investment approach designed to track the performance of the MSCI EAFE Minimum Volatility (USD) Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P International Developed High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The index is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap Index that historically have provided high dividend yields with lower volatility. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index. By doing so, the Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the 1940 Act. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Index reflects a concentration in that industry or group of industries.

•  Authorized Participant Concentration Risk

•  Currency Risk

•  Equity Risk

•  Foreign Investment Risk

•  High Dividend Paying Securities Risk

•  Index Risk

•  Industry Concentration Risk

•  Issuer-Specific Changes

•  Market Risk

•  Market Trading Risk

•  Medium Capitalization Company Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Valuation Risk

•  Valuation Time Risk

Invesco S&P International Developed Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low Volatility Index™.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI International Developed Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. The Fund generally invests in all of the securities comprising its (Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of the MSCI EAFE IMI Index, which is composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

Vanguard FTSE Developed Markets ETF	Seeks to track the performance of the FTSE Developed All Cap ex US Index.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index (“Index”), a market-capitalization-weighted index that is made up of approximately 3,700 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The Fund attempts to replicate the performance of the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Country/regional Risk • Investment Style Risk • Currency Risk • ETF Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EMERGING MARKETS EQUITY
iShares® Core MSCI Emerging Markets ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.	The Fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Investable Market Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s adviser uses a representative sampling index strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol Emerging Markets ETF	Seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index, which is composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.	The Fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

• Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

•  Volatility Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P Emerging Markets Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility Index™.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI Emerging Markets Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Emerging Markets Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Financial Services Sector Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, which measures the investment return of stocks issued by companies located in emerging market countries.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index (“Index”), a market-capitalization-weighted index that is made up of approximately 4,032 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics.	• Stock Market Risk • Emerging Markets Risk • Country/Regional Risk • Currency Risk • China A-Shares Risk • Index Sampling Risk • ETF Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL EQUITY
iShares® Edge MSCI Min Vol Global ETF	Seeks to track the investment results of the MSCI ACWI Minimum Volatility (USD) Index, which is composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.	The Fund employs an indexing investment approach designed to track the performance of the MSCI ACWI Minimum Volatility (USD) Index (“Index”). The Fund invests by sampling the Index, meaning it invests in a representative sample of securities that collectively has an investment profile similar to that of the Index. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund’s performance track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI ACWI ETF	Seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities.	The Fund employs an indexing approach to track the performance of the MSCI ACWI Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

BOND MARKET
iShares® Core Total USD Bond Market ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield.	The Fund employs an indexing approach to track the performance of the Bloomberg Barclays U.S. Universal Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Agency Debt Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  High Portfolio Turnover Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mortgage-Backed Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Prepayment Risk

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligations Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Total Bond Market ETF	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which is a broad, market-weighted bond index.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (“Index”). This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities — all with maturities of more than 1 year. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index.	• Call Risk • Credit Risk • ETF Risk • Extension Risk • Income Risk • Index Sampling Risk • Interest Rate Risk • Liquidity Risk • Prepayment Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

U.S. INVESTMENT GRADE BOND
iShares® Core U.S. Aggregate Bond ETF	Seeks to track the performance of an index composed of the total U.S. investment-grade bond market.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”), by investing approximately 90% of its assets in the bonds represented in the Index and in securities that provide substantially similar exposure to the securities in the Index. The Fund may invest the remainder of its assets in bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Geographic Risk

•  High Portfolio Turnover Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mortgage-Backed Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Prepayment Risk

• Risk of Investing in the United States

•  Securities Lending Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Tracking Error Risk

•  U.S. Agency Debt Risk

•  U.S. Treasury Obligations Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Intermediate Government/Credit Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years.	The Fund employs an indexing investment approach designed to track the investment results of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Index”). The Fund invests by sampling the Index, meaning it invests in a representative sample of securities that collectively has an investment profile similar to that of the Index. The Fund generally invests at least 90% of its assets in securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

• Non-U.S. Agency Debt Risk

•  Operational Risk

•  Passive Investment Risk

• Risk of Investing in the United States

•  Securities Lending Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Tracking Error Risk

•  U.S. Agency Debt Risk

•  U.S. Treasury Obligations Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Short-Term Bond ETF	Seeks to track the performance of the Bloomberg Barclays U.S. 1-5 Year Government/Credit Float Adjusted Index, which is a market-weighted bond index with a short-term dollar-weighted average maturity.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. 1-5 Year Government/Credit Float Adjusted Index (“Index”). This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index.	• Credit Risk • ETF Risk • Income Risk • Index Sampling Risk • Interest Rate Risk • Liquidity Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

HIGH YIELD BOND
iShares® iBoxx® $ High Yield Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.	The Fund employs an indexing investment approach designed to track the performance of the Markit iBoxx® USD Liquid High Yield Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. From time to time when conditions warrant, however, the fund may invest at least 80% of its assets in the component securities of the Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Index is a modified market-value weighted index with a cap on each issuer of 3%. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Consumer Services Industry Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

• Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Bloomberg Barclays High Yield Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to price and yield performance of an index that tracks the United States convertible securities markets.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays High Yield Very Liquid Index (“Index”) by investing substantially all, but at least 80% of its total assets in the securities comprising the Index or that the Fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The adviser uses a representative sampling indexing strategy to manage the Fund.

•  Below Investment Grade Securities Risk

•  Counterparty Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Restricted Securities Risk

•  Valuation Risk

INFLATION PROTECTED SECURITIES
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.	The Fund seeks to track the investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L (“Index”)), which measures the performance of the inflation-protected public obligations of the U.S. Treasury. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. Government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by the Fund’s adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligations Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Short-Term Inflation-Protected Securities ETF	Seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index (“Index”). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.	• Income Fluctuation Risk • Real Interest Rate Risk • ETF Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL BOND
iShares® Core International Aggregate Bond ETF	Seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (“Index”), by generally investing at least 90% of its assets in the component securities and other instruments of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities and other instruments of the Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Underlying Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Cash Transactions Risk

•  Concentration Risk

•  Credit Risk

•  Currency Hedging Risk

•  Currency Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Extension Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tax Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Total International Bond ETF	Seeks to track the performance of an index, which measures the investment return of non-U.S. dollar-denominated investment-grade bonds.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (“Index”), which provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index is capped to comply with investment company diversification standards of the Internal Revenue Code, which state that, at the close of each fiscal quarter, a fund’s (1) exposure to any particular bond issuer may not exceed 25% of the fund’s assets, and (2) aggregate exposure to issuers that individually constitute 5% of more of the fund may not exceed 50% of the fund’s assets. The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process and, under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index.	• Country/Regional Risk • Interest Rate Risk • Income Risk • Non-diversification Risk • Credit Risk • Index Sampling Risk • Currency Hedging Risk • Call Risk • Derivatives Risk • ETF Risk

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4. Management of the Funds

This section gives you information on 1290 Funds and the Adviser for the Funds.

1290 Funds

1290 Funds is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. 1290 Funds’ Board of Trustees is responsible for the overall management of 1290 Funds and the Funds. 1290 Funds issues shares of beneficial interest that are currently divided among eighteen (18) funds. This Prospectus describes the nine (9) 1290 Retirement Funds, each of which has authorized Class A, Class I, Class R and Class T shares. Each Fund currently offers only Class I shares. All share classes are currently not offered for sale in all states. Each Fund has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The 1290 Funds’ Board of Trustees oversees generally the operations of the Funds. 1290 Funds enters into contractual arrangements with various parties, including among others, the Adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the 1290 Funds or a Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® is located at 1290 Avenue of the Americas, New York, New York 10104, and is the investment adviser to each Fund. 1290 Asset Managers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. 1290 Asset Managers also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, 1290 Asset Managers currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Funds. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. 1290 Asset Managers serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $101.6 billion in assets under management as of December 31, 2018. 1290 Funds is part of a family of mutual funds advised by 1290 Asset Managers which also includes EQ Advisors Trust and AXA Premier VIP Trust.

The Adviser has a variety of responsibilities for the general management and administration of 1290 Funds and the day-to-day management of the Funds. In addition to its managerial responsibilities, the Adviser also is responsible for determining the asset allocation for the Funds and ensuring that the asset allocations are consistent with the guidelines that have been approved by the 1290 Funds’ Board of Trustees. The Adviser establishes the asset mix of each Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs, as well as its outlook for the economy and financial markets. The Adviser also will rebalance each Fund’s holdings through its selection of Underlying ETFs as deemed necessary to bring the asset allocation of a Fund back into alignment with its asset allocation target. As noted above, the Adviser has the authority to select and substitute Underlying ETFs.

The Adviser plays an active role in monitoring each Fund and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria.

The Adviser obtains detailed, comprehensive information concerning Fund performance and operations that is used to supervise and monitor Fund operations. A team is responsible for conducting ongoing investment reviews and for developing the criteria by which Fund performance is measured. The past performance of a Fund is not an indication of future performance.

The Adviser manages the Funds. The following investment personnel of the Adviser comprise the committee of the Adviser that is primarily responsible for the selection of the investments in Underlying ETFs for the Funds:

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2012 and as Managing Director of AXA Equitable Life Insurance Company (“AXA Equitable”) since September 2011. He was Senior Vice President of the Adviser from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of the Adviser from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an assistant portfolio manager of the Adviser since May 2011 and as Lead Director of AXA Equitable since 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to

1290 Funds	Management of the Funds	105

September 2013 he was a Director, of AXA Equitable. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an assistant portfolio manager of the Adviser since April 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013. Prior to joining FMG LLC, she was an Associate Content Manager at Factset from January 2012 to November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of the Adviser and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for the funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Funds is available in the Funds’ SAI.

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of 1290 Asset Managers. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, 1290 Asset Managers — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of the investment advisory agreement between 1290 Asset Managers and 1290 Funds with respect to each Fund. To ensure that 1290 Asset Managers may continue to provide advisory services to the Funds without interruption, the Board approved a new investment advisory agreement for the Funds in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Fund, except the 1290 Retirement 2060 Fund and the 1290 Retirement 2030 Fund, approved a new investment advisory agreement prompted by the Sell-Down Plan, as well as any future investment advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreement. Shareholders of the 1290 Retirement 2060 Fund approved these proposals on November 1, 2018, and shareholders of the 1290 Retirement 2030 Fund approved these proposals on November 27, 2018. This means that Fund shareholders may not have another opportunity to vote on a new agreement with 1290 Asset Managers even if this entity undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

1290 Asset Managers and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on 1290 Asset Managers or any of its affiliates. As a result of the Sell-Down Plan, the names of the Funds may change in the future to reflect a change in the name of AXA Equitable or 1290 Asset Managers. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including 1290 Asset Managers. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; 1290 Asset Managers will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for 1290 Funds and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA Financial, Inc., AXA, AllianceBernstein L.P., AXA Investment

106	Management of the Funds	1290 Funds

Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Funds.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs.

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

1290 Funds	Management of the Funds	107

5. Investing in the Funds

Choosing a Share Class

1290 Funds consist of the following four classes of shares of the Funds: Class A, Class T, Class I and Class R shares. The Funds are not designed for market-timers (see the section entitled “Buying, selling and exchanging shares — Purchase and Redemption Restrictions on Market-Timers and Active Traders”). Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below.

Share Classes at a Glance

	Class A	Class T	Class I	Class R
Availability	Generally available through financial intermediaries.	Generally available through financial intermediaries.

Limited to certain investors, including:

•  Certain Institutional investors.

•  Certain employer-sponsored retirement plans.

•  Participants in certain programs sponsored by the Adviser or its affiliates or other financial intermediaries.

•  Life insurance company separate accounts using the investment to fund benefits for variable annuity contracts for which the Funds are an investment option.

•  Certain employees of the Adviser or its affiliates.

Available only to certain employer-sponsored retirement plans. Corporate retirement accounts such as 401(K) and 403(b) plans.

108	Investing in the Funds	1290 Funds

	Class A	Class T	Class I	Class R
Minimum Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

•  $1,000,000 for certain institutions and individuals.

•  $1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

•  Class I Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

•  No minimum for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum.
Initial Sales Charge?	Yes. Payable at the time of purchase. Lower sales charges are available for larger investments.	Yes. Payable at the time of purchase.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Contingent Deferred Sales Charge (“CDSC”)	Yes. (On shares purchased without an initial sales charge and redeemed within 12 months of purchase.)	No.	No.	No.
Distribution and Service (12b-1) Fees?	0.25% distribution and service fee.	0.25% distribution and service fee.	No.	0.50% distribution and service fee.

1290 Funds	Investing in the Funds	109

	Class A	Class T	Class I	Class R
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are lower ongoing distribution and service (12b-1) fees.	Makes sense for investors who are making an investment of $250,000 or less because of the lower up-front sales charge or who have a long-term investment horizon because there are lower ongoing distribution and service (12b-1) fees.	No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability.	You pay ongoing distribution and service (12b-1) fees each year you own Class R Shares, which means that over the long term you can expect higher total fees per share than Class A Shares and, as a result, lower total performance.

110	Investing in the Funds	1290 Funds

6. How sales charges are calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or other distributions.

Class A Sales Charge for 1290 Retirement Funds

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $49,999	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the distributor may hold special promotions for specified periods during which the distributor may reallow dealers up to the full sales charges shown above. In addition, the distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Financial Intermediaries.”

Class A Contingent Deferred Sales Charge. Class A shares may be subject to a 1.00% CDSC if they are purchased without an initial sales charge and redeemed within a 12-month “holding period” measured from the beginning of the calendar month in which they were purchased. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

Class A shares are also subject to a distribution and service fee of 0.25% per year.

Class T Shares

The price that you pay when you buy Class T shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending on the size of your purchase. Class T shares are also subject to a distribution and service fee of 0.25% per year. No initial sales charge applies to Class T shares you receive through reinvestment of dividends or other distributions.

Class T Sales Charge for 1290 Retirement Funds

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
$0-$249,999	2.50%	2.56%	2.50%
$250,000-$499,999	2.00%	2.04%	2.00%
$500,000-$999,999	1.50%	1.52%	1.50%
$1,000,000 and up	1.00%	1.01%	1.00%

1290 Funds	How sales charges are calculated	111

Class I Shares

Investors who purchase Class I shares do not pay sales charges. The ongoing expenses for Class I shares are the lowest of all the classes because there are no ongoing distribution and service (12b-1) fees.

Class I shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class I shares generally is $1 million. Only specific types of investors can purchase Class I shares. You may be eligible to purchase Class I shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act (not subject to $1 million minimum investment amount);

•	Are an employee of AXA Financial or its subsidiaries or an immediate family member of such employee (subject to $1,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/dealer (not subject to $1 million minimum investment amount);

•

Are a present or former trustee of 1290 Funds or a spouse or minor child of any such trustee or any trust, Individual Retirement Account (“IRA”) or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1 million minimum investment amount); or

•	Are a financial institutional buyer.

Class R Shares

Class R Shares are available only to certain employer-sponsored retirement plans, including corporate retirement accounts such as 401(k) and 403(b) plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution and service fee of 0.50% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor currently pays the annual Class R Shares distribution and service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

Compensation to Financial Intermediaries

ALPS Distributors, Inc. (“ALPS”) serves as the distributor for the Class A, Class T, Class I and Class R shares of the Funds offered by this Prospectus. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1290 Funds has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T and Class R shares. Under the Distribution Plans, each Fund is authorized to pay ALPS a maximum annual fee of 0.25%, 0.25% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares, respectively. These fees are paid to compensate ALPS for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of each class. Activities and services contemplated under the Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares and maintaining shareholder accounts. Because the fees authorized under the Distribution Plans are paid out of the Funds’ assets on an ongoing basis, over time, the fees for Class A, Class T and Class R shares will increase your cost of investing and may cost you more than other types of charges.

In addition to the sales charges paid by investors and the distribution and service fees paid by the Funds, the distributor or the Adviser (and their respective affiliates) may make payments out of their own resources to provide additional compensation to selling brokers and other persons, including affiliates, who sell shares of the Funds (collectively, ”Brokers”) and/or provide certain services. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, the number of accounts that invest in the Funds serviced by such persons, or otherwise.

112	How sales charges are calculated	1290 Funds

The additional payments to such Brokers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or the distributor in its sole discretion, may be different for different Brokers. These additional payments are made by the Adviser, the distributor or their respective affiliates and do not increase the amount paid by you or the Funds as shown under the heading “Fees and Expenses of the Fund” in the Fund Summaries.

Such payments are intended to provide additional compensation to Brokers for various services provided with respect to shares of the Funds, including, without limitation, providing periodic and ongoing education and training of Broker personnel regarding the Funds; disseminating to Broker personnel information and product marketing materials regarding the Funds; explaining to investors the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Broker; granting reasonable access to the Broker’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Brokers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Broker firm charges its representatives for effecting transactions in Fund shares) and other similar charges. The distributor, the Adviser or their affiliates may make other payments or allow other promotional incentives to Brokers to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Brokers whose representatives have sold or may sell a significant number of shares. The Brokers receiving additional payments include those that may recommend that their clients consider or select a Fund of 1290 Funds for investment purposes, including those that may include one or more Funds of 1290 Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Broker firm or its representatives to recommend or offer shares of Funds of 1290 Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Adviser, the distributor or their affiliates to, without limitation, the Broker, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Broker compensation described above, the Funds, the Adviser and/or the distributor may pay fees to the Brokers and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds would otherwise be paid to the Funds’ transfer agent and generally are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. Because these subaccounting fees are directly related to the number of accounts and assets for which the Brokers provide services, the fees will increase with the success of the Brokers sales activities.

The Funds’ portfolio transactions are not used as a form of sales-related compensation to Brokers that promote or sell shares of the Funds and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. The Adviser places each Fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Fund. To the extent that the Adviser determines that a Broker can provide a Fund with the best net results, the Adviser may place the Fund’s portfolio transactions with the Broker even though it sells or has sold shares of the Fund.

You can find further information in the SAI about the payments made by the distributor, the Adviser, or their affiliates and the services provided by your Broker. You can also ask your Broker about any payments it receives from the distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your Broker provides, as well as about fees and/or commissions it charges. Your Broker may charge you fees or commissions in addition to those disclosed in this Prospectus. Brokers may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

1290 Funds	How sales charges are calculated	113

7. Ways to reduce or eliminate sales charges

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge on Class A shares. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the Funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the Funds held in any account at any financial intermediary by immediate family of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You may be entitled to a reduced sales charge if you execute a Letter of Intent to purchase Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of a Fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price, plus any additional investments, less any redemptions, whichever is higher, plus the amount of the additional purchase equals $50,000 or more. Your discount will be determined based on the schedule in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Adviser’s employees;

•	Clients of fee-based/fee-only financial advisors; and

•	Purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor.*

*	The Distributor has entered into an agreement with LPL Financial’s Mutual Fund Only Platform.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of ERISA and regulations thereunder (for example, a broker providing brokerage services to a retirement plan), provided that the dealer agrees to the following reimbursement arrangement with the distributor: in the event of a redemption of Class A shares sold without a front-end sales load within 12 months of purchase, the selling dealer will reimburse the distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares. If the dealer agrees to this reimbursement arrangement, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more. Currently, each dealer has agreed to this reimbursement arrangement.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for Class A shares also may generally be eliminated in the following cases:

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

114	Ways to reduce or eliminate sales charges	1290 Funds

•	Redemptions through a systematic withdrawal plan;

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the Code, including substantially equal periodic payments described in Code section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

•	Required minimum distributions from an IRA.

•	Shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share.

•	Shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption.

•	Exchanges to purchase shares of another Fund of the 1290 Funds (although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC).

Reinstatement Privilege

If you redeem Class A or Class T shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same or another Fund of 1290 Funds (equal to all or a portion of the redemption amount) within 60 days of redemption. This right may be exercised once a year and within 60 days of the redemption, provided that the share class of the Fund is currently open to new investors or the shareholder has a current account in that closed Fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or 1290 Funds. For more information about sales charges, reductions, and waivers, see the SAI or visit the Funds’ website at 1290funds.com, which includes hyperlinks to facilitate access to this information.

1290 Funds	Ways to reduce or eliminate sales charges	115

8. It’s easy to open an account

To open an account with 1290 Funds

1. Read the Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*		Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000		$50
Individual Retirement Accounts (IRAs)	$500		$50
Automatic Bank Draft Plan**	$500		$50
Accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.	$250		$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the distributor has an agreement.	$500	***	$50	***
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.		No minimum requirement.
*	Does not apply to Class I shares.
**	The Funds offer an automatic bank draft plan with a minimum initial investment of $500 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A or Class T shares.
***	No minimum requirement for certain wrap fee based programs.

3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or 1290 Funds at 1-888-310-0416. For more information on 1290 Funds investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4. Use the following sections as your guide for purchasing shares.

1290 Funds generally will not permit prospective investors with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with 1290 Funds.

To conform to regulations under the USA PATRIOT Act of 2001, 1290 Funds is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.

A Fund will deduct a $25 annual fee from accounts with a balance of less than $1,000. This does not apply to Automatic Bank Draft Plan Accounts or Retirement Accounts.

Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 60 days’ notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

116	It’s easy to open an account	1290 Funds

9. Buying, selling and exchanging shares

Buying Shares

Opening an Account	Adding to an Account

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	Call your broker or other financial professional.

By Telephone
Call 1-888-310-0416 and speak with one of our representatives. 1290 Funds has the right to reject any telephone request for any reason.

By Mail
Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “1290 Funds.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

Mail the check with your completed investment slip or letter to:

By Regular mail

1290 Funds

PO Box 219166

Kansas City, MO 64121-9166

By Overnight Mail:

1290 Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219166

Kansas City, MO 64105-1407

Automatic Investing Through Automatic Clearing House (“ACH”)

Please call 1-888-310-0416 for an ACH form. A medallion guarantee may be required to add this privilege.

Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class I shares.

1290 Funds	Buying, selling and exchanging shares	117

Selling Shares

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.

Through Your Broker or other Financial Professional

•  Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•  Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•  The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

1290 Funds

PO Box 219166

Kansas City, MO 64121-9166

•  Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.

•  The minimum amount that may be redeemed by check is $500.

By Wire

•  Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•  Call 1-888-310-0416, visit www.1290Funds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•  If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to 1290 Funds.

•  Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee.

•  The minimum amount that may be redeemed by wire is $1,000.

By Systematic Withdrawal Plan

•  Please refer to the section entitled “Additional Investor Services” or call 1-888-310-0416 or your financial professional for more information.

•  Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

•  If you have authorized this service, you may redeem your shares by telephone by calling 1-888-310-0416.

•  If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and Taxpayer Identification Number (“TIN”), the amount to be redeemed, and the name of the person making the request.

•  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund of 1290 Funds. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.

•  Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.

•  The minimum amount that may be redeemed by check is $500.

Participate in the Bank Purchase and Redemption Plan

•  You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account. Your bank may charge you a fee.

118	Buying, selling and exchanging shares	1290 Funds

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s);

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file; or

•	Your address has changed within the past 30 days.

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or 1290 Funds regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, Uniform Transfers to Minors Act / Uniform Gifts to Minors Act	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
• If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days. • Medallion Guarantee, if applicable (see above).
Power of Attorney (POA)

•  The signatures on the letter must include the attorney-in-fact, indicating such title.

•  Medallion guarantee, if applicable (see above).

•  Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signatures on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

1290 Funds	Buying, selling and exchanging shares	119

Exchanging Shares

How to Exchange Shares

Shares of any class of each Fund generally may be exchanged for shares of the same class of any other Fund without paying a sales charge or a CDSC. Shares of any class of each Fund also may be acquired in exchange for shares of the same class of any other Fund without paying a sales charge or CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of a Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale of the former on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

1290 Funds

PO Box 8947

Boston, MA 02266-8947

By Telephone

If you have authorized this service, you may exchange by telephone by calling 1-888-310-0416.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website
Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Transactions Through Financial Intermediaries

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares.

120	Buying, selling and exchanging shares	1290 Funds

Purchase and Redemption Restrictions on Market-Timers and Active Traders

1290 Funds may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.

Frequent transfers or purchases and redemptions of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Excessive purchases and redemptions of shares of the Fund may adversely affect Fund performance and the interests of long-term investors by requiring a Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas markets but prior to the close of the U.S. market. High-yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality bonds which could result in pricing inefficiencies.

1290 Funds’ Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. 1290 Funds and the Funds discourage frequent transfers or purchases and redemptions of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, each Fund and 1290 Funds reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Fund.

1290 Funds’ policies and procedures seek to discourage what it considers to be disruptive trading activity. 1290 Funds seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which the Adviser and its affiliates, on behalf of 1290 Funds, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If the Adviser, on behalf of 1290 Funds, determines that a shareholder’s transfer patterns among the Funds are disruptive to the Funds, the Adviser or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. The Adviser or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Adviser or an affiliate may consider the combined transfer activity of shareholders that it believes are under common ownership, control or direction.

1290 Funds currently considers transfers into and out of (or vice versa) the same Fund within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Fund. 1290 Funds aggregates inflows or outflows for each Fund on a daily basis. When a potentially disruptive transfer into or out of a Fund occurs on a day when the Fund’s net inflows and outflows exceed an established monitoring threshold, the Adviser or an affiliate sends a letter to the shareholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, the Adviser or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such shareholder is identified a second time as engaging in potentially disruptive transfer activity, the Adviser or an affiliate currently will restrict the availability of voice, fax and automated

1290 Funds	Buying, selling and exchanging shares	121

transaction services. Because the Adviser or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although shareholders who have engaged in disruptive transfer activity currently receive letters notifying them of the Adviser or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, the Adviser, or an affiliate thereof or 1290 Funds also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Fund shares also apply to retirement plan participants.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Fund.

Consistent with seeking to discourage disruptive trading activity, 1290 Funds may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.

Restriction	Situation
• The Fund may suspend the right of redemption or postpone payment for more than 7 days:

•  When the New York Stock Exchange is closed (other than a weekend/holiday).

•  When trading is restricted by the SEC.

•  When the SEC declares that an emergency exists.

•  Any other period permitted by the SEC.

• Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.

•  A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

•  When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the Adviser.

•  Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.

• A Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

122	Buying, selling and exchanging shares	1290 Funds

10. How fund shares are priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

Total Market Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price normally would still be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Fund or its designated agent.

•

A Fund may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that may invest heavily in foreign securities which sometimes trade on days when a Fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of 1290 Funds’ Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of 1290 Funds. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Fund shares is determined, may be reflected in 1290 Funds’ calculations of net asset values for each applicable Fund when 1290 Funds deems that the particular event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that 1290 Funds’ Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETF’s prospectus and statement of additional information.

1290 Funds	How fund shares are priced	123

11. Dividends and other distributions and tax consequences

Dividends and other Distributions

Each Fund will distribute all or substantially all of its net investment income and net realized capital gains, if any, at least annually or more frequently as determined to be appropriate by the Adviser. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Dividends distributed by a Fund may be reinvested automatically in shares of the distributing class of that Fund at their net asset value without a sales charge or may be taken in cash. If you would like to receive distributions in cash, contact your financial professional, financial intermediary or the Funds. The Funds anticipate, although they cannot predict with any certainty, that a significant amount of their distributions, if any, will consist of net capital gains.

Tax Consequences

You will pay federal income tax on dividends from the Funds whether you receive them in cash or reinvest them in additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you will be treated as having sold the Fund shares, and any gain on the transaction will be subject to federal income tax.

Any dividends you receive from a Fund attributable to its net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains and losses from certain foreign currency transactions, if any, will be taxed to you as ordinary income. However, a Fund’s distributions to individuals and certain other non-corporate shareholders (each, an “individual shareholder”) of certain dividend income it receives, consisting of dividends received from U.S. corporations and certain foreign corporations (“qualified dividend income”), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are subject to federal income tax at reduced rates, specifically, 15% for an individual shareholder with no more than $434,550 of taxable income ($488,850 if married filing jointly) and 20% for those with taxable income exceeding those respective amounts (which apply for 2019 and will be adjusted for inflation annually thereafter). Distributions of net capital gains will be taxable to you at different rates depending on how long the distributing Fund held the assets the sale of which generated the gains, not how long you held your Fund shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, other taxable distributions, and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to any individual shareholder who fails to certify that the TIN furnished to the Fund is correct or who furnishes an incorrect TIN (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and other taxable distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use a method for determining his or her basis in Fund shares other than the average basis method (which is the Funds’ default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged. See the “Taxation” section in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), with certain exceptions, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that tax. See the “Taxation” section in the SAI for details regarding that exemption.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays. As discussed more fully in the section of the SAI entitled “Taxation,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners to the withholding agent (which may be a Fund), which may, in turn, report that information to the IRS. Moreover, the U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury Department regulations.

124	Dividends and other distributions and tax consequences	1290 Funds

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

1290 Funds	Dividends and other distributions and tax consequences	125

12. Additional Information

Additional Investor Services

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class T shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500. Forms authorizing this service are available from 1290 Funds. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and other distributions may be automatically reinvested in the same class of shares without a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Fund, please carefully read the relevant information about it in the Prospectus.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $10,000 minimum account size is not applicable to Individual Retirement Accounts. 1290 Funds processes sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. A Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. A Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. A Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or 1290 Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your 1290 Funds account, you can call 1-888-310-0416 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

1290 Funds - Related Web Site

Visit www.1290Funds.com to review your account balance and recent transactions, to view daily prices and performance information.

Transactions Through Processing Organizations

You may purchase or sell shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than 1290 Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. 1290 Funds is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Adviser or its affiliates and certain Processing Organizations may receive compensation from 1290 Funds for shareholder recordkeeping and similar services. One of the Processing Organizations through which shares of the Funds will be sold or redeemed is AXA Advisors, LLC, a member of FINRA/the Securities Investor Protection Corporation and an investment adviser registered with the SEC, which is an affiliate of the Funds, the Adviser and one of the Sub-Advisers.

126	Additional Information	1290 Funds

13. Glossary of Terms

Ask Price — The price a prospective seller is willing to accept.

Bid price — The price a prospective buyer is ready to pay. Along with Ask Price, this term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Fund on any given day without taking into account any sales charges. It is determined by dividing a Fund’s total net assets by the number of shares outstanding.

Volatility — The general variability of a Fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Fund is, the less volatile it will be.

Yield — The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

1290 Funds	Glossary of Terms	127

14. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Fund’s Class A, Class T, Class I, and Class R shares, as applicable. The financial information in each table below is for the period of the Fund’s operations and has been derived from the financial statements of each Fund, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Fund’s financial statements as of October 31, 2018 and the financial statements themselves appear in the 1290 Funds’ Annual Report.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information should be read in conjunction with the financial statements contained in the Funds’ Annual Report which are incorporated by reference into the Funds’ SAI and are available upon request.

1290 Retirement 2020 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.66		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.12

Net realized and unrealized gain (loss)	(0.17)		0.54

Total from investment operations	0.03		0.66

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.02)		—

Total dividends and distributions	(0.20)		—

Net asset value, end of period	$10.49		$10.66

Total return(b)	0.24%		6.60%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$7,659		$2,665

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.53	%(j)	0.53	%(j)

Before waivers and reimbursements(a)(f)	3.93%		5.32%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.88%		1.66	%(l)

Before waivers and reimbursements(a)(f)(x)	(1.52)%		(3.13	)%(l)

Portfolio turnover rate(z)^	8%		2%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

128	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Retirement 2025 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.75		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.21		0.11

Net realized and unrealized gain (loss)	(0.14)		0.64

Total from investment operations	0.07		0.75

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.02)		—

Total dividends and distributions	(0.20)		—

Net asset value, end of period	$10.62		$10.75

Total return(b)	0.60%		7.50%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$10,286		$2,688

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.54	%(j)	0.53	%(j)

Before waivers and reimbursements(a)(f)	3.23%		5.30%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.91%		1.62	%(l)

Before waivers and reimbursements(a)(f)(x)	(0.79)%		(3.15	)%(l)

Portfolio turnover rate(z)^	4%		2%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	129

Financial Highlights (cont’d)

1290 Retirement 2030 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.80		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	(0.12)		0.69

Total from investment operations	0.08		0.80

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$10.69		$10.80

Total return(b)	0.70%		8.00%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$4,273		$2,701

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.54	%(j)	0.53	%(j)

Before waivers and reimbursements(a)(f)	4.74%		5.27%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.78%		1.59	%(l)

Before waivers and reimbursements(a)(f)(x)	(2.41)%		(3.15	)%(l)

Portfolio turnover rate(z)^	3%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

130	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Retirement 2035 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.85		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.19		0.11

Net realized and unrealized gain (loss)	(0.09)		0.74

Total from investment operations	0.10		0.85

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$10.76		$10.85

Total return(b)	0.88%		8.50%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$6,692		$2,712

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.53	%(j)	0.53	%(j)

Before waivers and reimbursements(a)(f)	3.95%		5.28%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.73%		1.58	%(l)

Before waivers and reimbursements(a)(f)(x)	(1.68)%		(3.17	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	131

Financial Highlights (cont’d)

1290 Retirement 2040 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.89		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	(0.06)		0.78

Total from investment operations	0.14		0.89

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$10.84		$10.89

Total return(b)	1.26%		8.90%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,915		$2,722

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.53	%(j)	0.53	%(j)

Before waivers and reimbursements(a)(f)	5.31%		5.28%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.80%		1.57	%(l)

Before waivers and reimbursements(a)(f)(x)	(2.99)%		(3.18	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

132	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Retirement 2045 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.93		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	(0.03)		0.82

Total from investment operations	0.17		0.93

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$10.91		$10.93

Total return(b)	1.53%		9.30%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$3,834		$2,741

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.53	%(j)	0.52	%(j)

Before waivers and reimbursements(a)(f)	4.91%		5.29%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.76%		1.55	%(l)

Before waivers and reimbursements(a)(f)(x)	(2.62)%		(3.22	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	133

Financial Highlights (cont’d)

1290 Retirement 2050 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$10.98		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	(0.02)		0.87

Total from investment operations	0.18		0.98

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$10.97		$10.98

Total return(b)	1.63%		9.80%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$3,068		$2,744

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.52	%(j)	0.52	%(j)

Before waivers and reimbursements(a)(f)	5.20%		5.26%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.77%		1.54	%(l)

Before waivers and reimbursements(a)(f)(x)	(2.90)%		(3.20	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

134	Financial Highlights	1290 Funds

Financial Highlights (cont’d)

1290 Retirement 2055 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$11.02		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	0.01	†	0.91

Total from investment operations	0.21		1.02

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$11.04		$11.02

Total return(b)	1.90%		10.20%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,918		$2,755

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.52	%(j)	0.52	%(j)

Before waivers and reimbursements(a)(f)	5.27%		5.25%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.73%		1.53	%(l)

Before waivers and reimbursements(a)(f)(x)	(3.02)%		(3.21	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

1290 Funds	Financial Highlights	135

Financial Highlights (cont’d)

1290 Retirement 2060 Fund

	Class I
	Year Ended October 31, 2018		February 27, 2017* to October 31, 2017

Net asset value, beginning of period	$11.03		$10.00

Income (loss) from investment operations:

Net investment income (loss)(e)(x)	0.20		0.11

Net realized and unrealized gain (loss)	0.03		0.92

Total from investment operations	0.23		1.03

Less distributions:

Dividends from net investment income	(0.18)		—

Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.19)		—

Net asset value, end of period	$11.07		$11.03

Total return(b)	2.09%		10.30%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$2,867		$2,758

Ratio of expenses to average net assets:

After waivers and reimbursements(a)(f)	0.52	%(j)	0.52	%(j)

Before waivers and reimbursements(a)(f)	5.27%		5.25%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements(a)(f)(x)	1.73%		1.52	%(l)

Before waivers and reimbursements(a)(f)(x)	(3.02)%		(3.21	)%(l)

Portfolio turnover rate(z)^	2%		1%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

136	Financial Highlights	1290 Funds

If you would like more information about the Funds, the following documents (including a copy of this Prospectus) are available at 1290 Funds’ website: www.1290Funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Funds’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Funds, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Funds’ SAI, which is available on the Funds’ website.

To order a free copy of the Funds’ SAI and/or Annual and Semi-Annual Report, request other information about a Fund, or make shareholder inquiries, contact your financial professional, or the Funds at:

1290 Funds

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-888-310-0416

Hours: 8:30 a.m. to 5:30 p.m (Eastern Time)

on any business day

Your financial professional or 1290 Funds will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

1290 Funds

(Investment Company Act File No. 811-22959)

1290 Funds

“AXA” is the brand name of AXA Equitable Financial Services, LLC and its family of companies, including AXA Equitable Life Insurance Company (NY, NY), AXA Advisors, LLC, and AXA Distributors, LLC. AXA S.A is a French holding company for a group of international insurance and financial services companies, including AXA Equitable Financial Services, LLC. The obligations of AXA Equitable Life Insurance Company are backed solely by their claims-paying ability.

© 2019 AXA Equitable Life Insurance Company. All rights reserved. 1290 Avenue of the Americas, New York, NY 10104, (212) 554-1234

DFIN #616890

Mutual Funds: • Are Not a Deposit of Any Bank • Are Not FDIC Insured • Are Not Insured by Any Federal Government Agency • Are Not Guaranteed by Any Bank or Savings Association • May Go Down in Value
AXA Equitable Life Insurance Company (NY, NY)

1290 FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2019

Fund	Share Class* (Ticker)
1290 Retirement 2020 Fund	Class A (TNIAX)
Class T (TNICX)
Class I (TNIIX)
Class R (TNIRX)

1290 Retirement 2025 Fund	Class A (TNJAX)
Class T (TNJCX)
Class I (TNJIX)
Class R (TNJRX)

1290 Retirement 2030 Fund	Class A (TNKAX)
Class T (TNKCX)
Class I (TNKIX)
Class R (TNKRX)

1290 Retirement 2035 Fund	Class A (TNLAX)
Class T (TNLCX)
Class I (TNLIX)
Class R (TNLRX)

1290 Retirement 2040 Fund	Class A (TNNAX)
Class T (TNNCX)
Class I (TNNIX)
Class R (TNNRX)

1290 Retirement 2045 Fund	Class A (TNOAX)
Class T (TNOCX)
Class I (TNOIX)
Class R (TNORX)

1290 Retirement 2050 Fund	Class A (TNPAX)
Class T (TNWBX)
Class I (TNWIX)
Class R (TNPRX)

1290 Retirement 2055 Fund	Class A (TNQAX)
Class T (TNQCX)
Class I (TNQIX)
Class R (TNQRX)

Fund	Share Class* (Ticker)
1290 Retirement 2060 Fund	Class A (TNRAX)
Class T (TNRCX)
Class I (TNXIX)
Class R (TNXRX)

(each, a “Fund” and together, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds dated March 1, 2019, as it may be supplemented from time to time, which may be obtained without charge by calling the 1290 Funds toll-free at 1-888-310-0416 or writing to the 1290 Funds at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

*	Each Fund currently offers only Class I shares for sale.

(581958)

DESCRIPTION OF THE 1290 FUNDS

The 1290 Funds (the “1290 Funds” or the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The 1290 Funds was organized as a Delaware statutory trust on March 1, 2013. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (the “Adviser” or “1290 Asset Managers”) serves as the investment adviser for the 1290 Funds.

The 1290 Funds currently offers Class A, Class T, Class I and Class R shares on behalf of eighteen (18) funds. Prior to March 1, 2017, Class T shares were known as Class C shares and included different 12b-1 fees and certain other expenses. Each 1290 Retirement Fund currently offers only Class I shares for sale. This SAI contains information with respect to shares of the Funds listed below. The 1290 Funds’ Board of Trustees (“Board”) is permitted to create additional funds or classes. The assets of the 1290 Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the assets of the Fund. The assets of each Fund are charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the 1290 Funds are allocated between or among any one or more Funds or classes.

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

Each class of shares is offered under the 1290 Funds’ multi-class distribution system, which is designed to allow promotion of investing in the Funds through alternative distribution channels. Under the 1290 Funds’ multi-class distribution system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund, however, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Each Fund is classified as a “diversified” fund under the 1940 Act. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of

4

the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the Fund.

1290 FUNDS INVESTMENT POLICIES

Fundamental Restrictions

Each Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund.

Set forth below are each of the fundamental restrictions adopted by the Funds.

Each Fund will not:

(1)

issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2)

borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3)

engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4)

concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5)

purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6)

purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7)

make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Funds’ Fundamental Restrictions

Each Fund’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Fund’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Fund’s fundamental restrictions could change in the future.

5

The following notations are not considered to be part of a Fund’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a fund’s shares with respect to the distribution of fund assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a fund is permitted to borrow money in an amount not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of fund transactions and share redemptions. Any Fund borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Fund’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting (notations regarding the fundamental restriction set forth in (3) above)

A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Funds to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Fund may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Funds’ shareholder reports. With respect to each Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Fund may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Fund may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities (notations with respect to the fundamental restriction set forth in (6) above)

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The 1940 Act generally does not prohibit a Fund from investing in commodities or commodity-related instruments. A Fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Fund may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Fund may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. In addition, a Fund will not qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (a “RIC”), in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Fund may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Fund would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Fund to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Fund to temporarily lend cash to another fund of 1290 Funds, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending fund to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Funds have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each Fund but are not fundamental. They may be changed for any Fund by the Board and without a vote of that Fund’s shareholders.

A Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Fund may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

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Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Funds’ Prospectus). Pursuant to the discretion of 1290 Asset Managers, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the 1290 Funds alone. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to the Funds’ principal investment strategies discussed in the Prospectus, each Fund may engage in other types of investment strategies as further described below. Each Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or a Fund’s own investment restrictions.

The Funds operate under a “fund of funds” structure, under which they invest primarily in exchange-traded securities of other registered investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories or strategies. Each Fund may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. By investing in Underlying ETFs, a Fund will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the direct fees and expenses of the respective Fund. In addition, the performance of each Fund is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying ETFs. Accordingly, the investment performance of each Fund will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying ETFs in direct proportion to the amount of assets that Fund allocates to the Underlying ETFs utilizing such strategies. The Funds’ Prospectus contains certain information about Underlying ETFs. For additional information regarding the Underlying ETFs, see their respective prospectuses and SAIs. In this section, the term “Fund” may include the Funds, an Underlying ETF or both.

Asset-Backed Securities.    Certain of the Funds may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g. a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related

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automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the investment manager will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Funds may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Fund may acquire a bank loan through (1) a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

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Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Fund has an interest in certain types of bank loans, a Fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Bank loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a bank loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

A Fund’s investments in bank loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Fund more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Fund may have difficulty disposing of bank loans. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular bank loans in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Fund may not recover its investment or its recovery may be substantially delayed.

A Fund may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and if a Fund attempts to sell a bank loan at the same time, the price the Fund could get for the bank loan may be adversely affected.

Bonds.    Certain of the Funds may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing,

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non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. If interest rates move sharply in a manner not anticipated by Fund’s management, a Fund’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations.

Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example.

During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

Brady Bonds.    Certain of the Funds may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury Department (“U.S. Treasury”) zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements

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or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. Each Fund will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the investment manager to that Fund.

Collateralized Debt Obligations.    Certain of the Funds may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Funds as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Fund could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    Certain of the Funds may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other

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equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value.

If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by the Funds in convertible debt securities are not subject to any ratings restrictions, although the investment manager will consider such ratings, and any changes in such ratings, in its determination of whether a Fund should invest and/or continue to hold the securities.

Credit and Liquidity Enhancements.    Certain of the Funds may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Fund to use them when the Fund wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Fund’s Adviser, sub-adviser(s) (as

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applicable), third-party service providers or counterparties. The Funds attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Fund.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s Adviser, sub-adviser(s) (as applicable), and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. In certain situations, the Funds, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the Funds from fully implementing their cyber security plans and systems, and (in certain situations) may result in additional information loss or damage. The Funds and their shareholders could be negatively impacted as a result.

Depositary Receipts.    Certain of the Funds may invest in depositary receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a Fund’s investment policies, the Fund’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

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Derivatives.    A Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a Fund may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Although portions of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the firms that are very active in the swaps market, and only affected about 20 swap dealers on that date. As of September 1, 2017, variation margin requirements became applicable to all financial end-users, including the Funds, and initial margin requirements are being phased in over a four-year period ending September 1, 2020. The CFTC also provided regulatory relief in 2017 so that the minimum transfer amount for margin postings could be measured at the account level rather than the entity level, which may be useful if the Funds employ multiple account managers to trade their portfolios.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC has proposed a new rule governing funds’ use of derivatives. If adopted, the rule would impose new limits on funds’ derivatives usage and new asset segregation requirements for funds’ derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions.

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Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC made substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from regulation as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Funds. The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of these Funds’ investment strategies. Although the Adviser expects to be able to execute each of these Fund’s investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by the Funds more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Securities.    Certain of the Funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

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Eurodollar and Yankee Dollar Obligations.    Certain of the Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Certain of the Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Floaters and Inverse Floaters.    Certain of the Funds may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but a Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Funds may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption

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provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    Certain of the Funds may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    Certain of the Funds may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts will include, but not be limited to, the following situations.

First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund’s investment manager believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value

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of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the investment manager to the Funds believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Funds will be served.

A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. For example, a Fund may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions, and if they are listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the transactions are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement

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Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Certain of the Funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Funds may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Fund will be considered “covered” if, so long as the Fund is obligated as the writer of the put, it segregates, either on the records of the investment manager or with the Fund’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Fund will be considered “covered” only if the Fund segregates, either on the records of the investment manager or with the Fund’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Fund, sold by a Fund but not yet delivered or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    Certain of the Funds may engage in OTC options on foreign currency transactions. The investment manager may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed

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price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. Certain of the Funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Fund will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the investment manager’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    Certain of the Funds may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee dollar obligations and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk,

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generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Fund.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted. A Fund’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets

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could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    Certain of the Funds may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and,

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accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (“EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector or the Russian markets as a whole, impairing the ability of a Fund to buy, sell, receive or deliver those securities. In such circumstances, a Fund may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets could result in a Fund receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Fund’s performance may be adversely affected.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The 2008 global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a Fund’s investments in the region.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the

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Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the 2008 global financial crisis caused price volatility in commodities, especially oil, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia’s economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand. In the near term, the fallout from the European crisis and weakened global economy may reduce demand for Russian exports such as oil and gas, which could limit Russia’s economic recovery. Over the long-term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of

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credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additional EU members could decide to abandon the euro and also withdraw from the EU, which could adversely affect the value of a Fund’s investments.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.

Latin America

Inflation.     Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.     Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA or its recently negotiated successor — the United States-Mexico-Canada Agreement — may have a significant and adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.     Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may

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be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.     A number of Latin American countries are among the largest debtors of developing countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The 2008 global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asia countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

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The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/ or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

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Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively

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untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Certain of the Funds may invest in forward commitments including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A Fund is required to designate the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a Fund may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

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A Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Fund may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A Fund may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust a Fund’s overall exposure, and to enhance the Fund’s return. Purchases made in an effort to enhance a Fund’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Fund’s payment obligation).

Hybrid Instruments.    Certain of the Funds may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond

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exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Fund that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.

In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities or Non-Publicly Traded Securities.    Certain of the Funds may invest in illiquid securities or non-publicly traded securities. The inability of a Fund to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Fund’s investment manager on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund’s having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Fund’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio

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securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a Fund acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a Fund in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Funds may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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Investment Company Securities.    Certain of the Funds may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a Fund from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Fund from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Funds invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Funds to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including management fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Fund’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Passive Foreign Investment Companies.    Certain Funds may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Fund) bear similar expenses of such funds. PFICs in which a Fund may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain federal income tax consequences (see the section of this SAI entitled “Taxation”).

ETFs.    Certain of the Funds may invest in ETFs. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Fund could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. The Funds invest substantially all of their assets in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met.

Investment Grade Securities.    Certain of the Funds may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities

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determined by the investment manager to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the investment manager) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the investment manager will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Fund.

Non-Investment Grade Securities or “Junk Bonds.”    Certain of the Funds may invest in or hold junk bonds or non-investment grade securities. Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the investment manager to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Fund’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Fund’s investment objective will be more dependent on the investment manager’s analysis than would be the case if the Fund were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Fund’s investment in such securities. If a Fund experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the investment manager to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of

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reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the 1290 Funds’ Board. It is the policy of the investment manager not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the investment manager will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the Funds may invest in commodity-linked notes, which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index, such as the Dow Jones-UBS Commodity Index Total ReturnSM, that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the

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dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    Certain of the Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk.    Many debt securities, derivatives and other financial instruments, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be

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published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loan Participations, Assignments and Other Direct Indebtedness.    Certain of the Funds may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments, which obligate the Fund to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when a Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it is required to designate the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Fund’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Fund will purchase, the investment manager will rely upon its own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to a Fund amounts payable with respect to the loan and to enforce a Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may

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delay or prevent a Fund from receiving such amounts. In such cases, a Fund will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Fund’s investments. Many lending institutions have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending institution’s financial condition.

The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Loan participations and other direct indebtedness may have extended trade settlement periods. Accordingly, the proceeds from the sale of these instruments may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

Investments in such loans and other direct indebtedness may involve additional risks to a Fund. For example, if a loan or other direct indebtedness is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the investment manager’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the investment manager determines that any such investments are illiquid, a Fund will include them in the investment limitations described above.

Variable Amount Master Demand Notes.    Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the investment manager, subject to the overall review of the Fund’s Trustees and the Adviser, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    Certain of the Funds may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or

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guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future.

Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the

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mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the Funds may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Fund. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Fund may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certain Funds may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of

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securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.

Stripped MBS are created when a U.S. Government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Funds may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the Funds’ ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund may invest in various tranches of CMO bonds, including support bonds.

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Certain Funds may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Fund would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the investment manager. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Certain of the Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the investment manager’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Fund enters into a transaction is not obligated to return the same securities as those originally sold by the Fund, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Fund’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Fund. A Fund will maintain until the settlement date the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid securities in

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an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Fund’s overall limitations on investments in illiquid securities.

Municipal Securities.    Certain of the Funds may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.

Options and Futures Transactions.    Certain of the Funds may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Fund may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

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The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts, and Forward Currency Contracts.”

Futures Transactions.    Certain of the Funds may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a Fund to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts) would be required to designate the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the broker will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments called “variation margin,” to and from the futures broker, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing

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organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Certain of the Funds may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Fund is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A Fund will write only options on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates, either on the records of the investment manager or with the 1290 Funds’ custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its investment manager, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

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Options Transactions.    Certain of the Funds may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Fund will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Certain of the Funds will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Fund has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by

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unrealized appreciation of the underlying security owned by a Fund. When an underlying security is sold from a Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Fund writes a put option, it will “cover” the position as required by the 1940 Act. A Fund may “cover” a put option by, for example, maintaining the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Fund may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that a Fund intends to purchase pending their ability to invest in an orderly manner in those securities. A Fund may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Fund’s total investment return or to protect a Fund’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a Fund. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction. With respect to swaps, if the underlying reference asset is a broad-based security index, the instrument will generally be classified as a swap and as a “security-based swap agreement,” which means that it is fully subject to CFTC jurisdiction as well as the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Securities Index Options.    A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Fund’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. Each Fund writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Fund’s investment manager, expected to replicate substantially the movement of the index or indices upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates, either on the records of the investment manager or with the 1290 Funds’ custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options.    Certain of the Funds may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Funds may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is

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written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Fund has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A Fund may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectus and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the investment manager or with the 1290 Funds’ custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Fund, the Fund generally will seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, a Fund may, but is not required to, own securities the price changes of which are, in the opinion of its investment manager, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Funds will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with

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price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Fund from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Fund’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the net asset value of the Fund’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The investment manager will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

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Successful use of futures contracts by a Fund for hedging purposes is also subject to the investment manager’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Funds, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. If a Fund has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A Fund may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Fund will depend on the ability of a Fund’s investment manager to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

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The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A Fund may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Certain of the Funds may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks

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associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Funds’ investments.

Real Estate Investment Trusts.    Certain Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Fund that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Fund, by investing in REITs indirectly through the Fund, will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Repurchase Agreements.    Certain of the Funds may enter into repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Fund. During the term of a repurchase agreement, a Fund, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Fund intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the investment manager to present minimal credit risks. A Fund generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    Certain of the Funds may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Fund may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Fund. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Fund. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Fund retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Fund may enter into a reverse repurchase

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agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund’s net asset value.

In “dollar roll” transactions, a Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Fund’s forward commitment to repurchase the subject security.

At the time a Fund enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the investment manager or with the 1290 Funds’ custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Fund may increase the Fund’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In addition, when a Fund invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Fund might be unable or unwilling to deliver them when that Fund seeks to repurchase, which may result in losses to the Fund. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Fund.

A Fund’s investment of the proceeds of a reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Fund and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

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Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Lending.    Funds may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Fund has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan, but the Fund’s investment manager may attempt to terminate loans in time to vote those proxies the investment manager has determined are material to the Fund’s interests. A Fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Fund’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a Fund a loan premium fee. A Fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Fund derived from lending the Fund’s securities. Should the borrower of securities fail financially, a Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Fund’s loans are concentrated with a single borrower or a limited number of borrowers. A Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    Certain of the Funds may enter into a short sale. A “short sale” is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the investment manager (or by the Fund’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Funds will incur transaction costs in effecting short sales.

The Funds generally will engage only in covered short sales. In a covered short sale, a Fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short

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(also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the investment manager determines to be liquid in accordance with procedures established by the Fund’s board of trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which certain of the Funds may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    Certain of the Funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Funds may involve a greater degree of risk than an investment in other Funds that seek capital appreciation by investing in better known, larger companies.

Certain of the Funds also may invest in the securities of micro-capitalization companies. Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national

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securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the investment manager’s judgment, such disposition is not desirable.

Structured Products.    The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment

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and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Swaps.    Certain Funds may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements

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may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Fund’s investment manager or with the 1290 Funds’ custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Fund’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Fund will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Fund may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Fund may only enter into swap transactions where its investment manager has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Fund at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Fund’s investment manager is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act

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changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Fund’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations that have been adopted by the CFTC and banking regulators that require a Fund to post margin on OTC swaps, and would eventually require posting of initial margin if a Fund has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

A Fund may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, and swaptions, credit default swaps, and contracts for difference. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Fund may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Fund generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Fund would effectively add leverage because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit a Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of

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the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

By entering into a CFD, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Fund’s shares, may be reduced.

Temporary Investment.    If a Fund believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of its assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this SAI, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

U.S. Government Securities.    Certain of the Funds may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mae); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise

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at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See the “Taxation” section of this SAI.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This and other developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms.

Variable Rate Notes.    The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Certain of the Funds may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an

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equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment in-Kind Bonds.    Certain of the Funds may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Fund that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or, if the Fund hires a sub-adviser, the sub-adviser or when one sub-adviser replaces another, necessitating changes in the Fund it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Fund, the Adviser and a sub-adviser, as applicable, investment strategy changes, changes in the Adviser’s or a sub-adviser’s investment outlook or changes in a sub-adviser managing the Fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and shareholders. A Fund’s Adviser or sub-adviser, as applicable, will consider the economic effects of portfolio turnover but generally will not treat a Fund’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or a sub-adviser, as applicable, believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Fund are made by the Adviser or a sub-adviser, as applicable, independently. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Fund are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Fund’s Prospectus.

PORTFOLIO	HOLDINGS DISCLOSURE POLICY

It is the policy of the 1290 Funds to safeguard against misuse of the Funds’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC, including the quarterly holdings report on Form N-Q, which will be filed within 60 days of the end of each first and third fiscal quarter, and the annual and semi-annual report to shareholders on Form N-CSR, which will be filed within 60 days of the end of the fiscal year end and semi-annual fiscal year end, respectively. These reports are available on the SEC’s website at http://www.sec.gov. The 1290 Funds’ annual and semi-annual reports to shareholders are also available without charge on the 1290 Funds’ website at www.1290Funds.com. Beginning April 30, 2019, the Funds will cease to disclose their

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holdings on Form N-Q. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.

The 1290 Funds generally makes publicly available top portfolio holdings (typically each Fund’s top fifteen (15) holdings) on a quarterly basis at the following website: www.1290Funds.com. Copies of such information are also available upon request to the 1290 Funds. Except as noted below, all such information generally is released with a 15-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 15th day following such quarter-end.

The 1290 Funds, through 1290 Asset Managers, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the Sub-Administrator (JPMorgan Chase Bank, N.A.), the Custodian (JPMorgan Chase Bank, N.A.), execution management services provider (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of JPMorgan Chase Bank, N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the 1290 Funds.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Fund to service providers that have contracted to provide services to the 1290 Funds, and other organizations, which may include, but are not limited to: AXA Equitable Life Insurance Company; 1290 Asset Managers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Funds or the non-interested trustees of the 1290 Funds (K&L Gates LLP, and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P., Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (Sunguard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Funds; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401k administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company). The entities to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

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On a case-by-case “need to know” basis, the 1290 Funds’ Chief Financial Officer or Vice President, subject to the approval of 1290 Asset Managers’ Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Fund shareholders. In all cases, the approval of the release of non-public portfolio holdings information by 1290 Asset Managers’ Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Funds and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The 1290 Funds does not disclose its portfolio holdings to the media.

1290 Asset Managers is responsible for administering the release of portfolio holdings information with respect to the Funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of 1290 Asset Managers’ Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the 1290 Funds, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

1290 Asset Managers’ Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer (“CCO”) monitor and review any potential conflicts of interest between the Funds’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The 1290 Funds’ Board has approved this policy and determined that it is in the best interest of the Funds. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the 1290 Funds’ CCO regarding any violations or exceptions to this policy that were granted by 1290 Asset Managers’ Legal and Compliance Group.

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MANAGEMENT OF THE 1290 FUNDS

The Board of Trustees

The 1290 Funds’ Board is responsible for the overall management of the 1290 Funds and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the 1290 Funds who are responsible for administering the 1290 Funds’ day-to-day operations. The Trustees of the 1290 Funds are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include AXA Premier VIP Trust, EQ Advisors Trust and the 1290 Funds. The registered investment companies in the fund complex include the 1290 Funds, EQ Advisors Trust, and AXA Premier VIP Trust. As of the date of this SAI, all of the Trustees are also Trustees of the two other registered investment companies in the fund complex.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, President and Chief Executive Officer	From October 1, 2017 to present, Trustee, President and Chief Executive Officer and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable Life Insurance Company (“AXA Equitable”); from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	145	None

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer and from January 2016 to June 2016 Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5).
Michael B. Clement*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC., from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services LLC; from 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From February 27, 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long – Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Kenneth L. Walker c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From June 9, 2014 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	145	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank) from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***

Mr. Clement and Ms. Stephansen each served as a consultant to the Board from September 1, 2018, through December 31, 2018. Mr. Clement and Ms. Stephansen began serving as Trustees of the Trust effective as of January 1, 2019.

†

The registered investment companies in the fund complex include the AXA Premier VIP Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such company.

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Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the 1290 Funds and protecting the interests of each Fund’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the 1290 Funds is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the 1290 Funds in light of the 1290 Funds’ business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of 1290 Funds and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of 1290 Funds, Mr. Barnard had served as a consultant to the Board of Trustees of 1290 Funds and another registered investment company in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations, and investment companies, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust. Prior to his election to the Board of Trustees of 1290 Funds, Mr. Clement had served as a consultant to the Board of Trustees of 1290 Funds and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Reeg had served as a consultant to the Board of Trustees of 1290 Funds and another registered investment company in the fund complex since January 1, 2016.

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Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Stephansen had served as a consultant to the Board of Trustees of 1290 Funds and other registered investment companies in the fund complex since September 1, 2018.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations and multiple years of service as a Trustee of 1290 Funds and other registered investment companies in the fund complex.

Board Structure.    The Board currently is comprised of twelve Trustees, eleven of whom are not “interested persons” (as that term is defined in the 1940 Act) of the 1290 Funds (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the 1290 Funds and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the Committees of the Board section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the 1290 Funds, the number of Funds offered by the 1290 Funds and the other registered investment companies in the fund complex, the number of Trustees overseeing the 1290 Funds and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the 1290 Funds’ business activities, manager of managers advisory structure and its offering as a retail investment product.

Risk Oversight.    The management of various risks relating to the administration and operation of the 1290 Funds and its Funds is the responsibility of the Adviser and the other service providers retained by the 1290 Funds or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the 1290 Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the 1290 Funds and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are

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employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the 1290 Funds and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the 1290 Funds and from other service providers. The Board requires senior officers of the 1290 Funds, including the President, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer (“CCO”) and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the 1290 Funds’ internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the 1290 Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the 1290 Funds’ CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the 1290 Funds’ compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the 1290 Funds’ primary service providers on a periodic or regular basis, including the 1290 Funds’ custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the 1290 Funds’ accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the 1290 Funds’ financial statements and the independent audit thereof, and act as a liaison between the 1290 Funds’ independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the 1290 Funds’ independent accountants and evaluates their independence; meets with the 1290 Funds’ independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the 1290 Funds’ financial statements and the 1290 Funds’ financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the 1290 Funds by the independent accountants. The Audit Committee held four meetings during the fiscal year ended October 31, 2018. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the 1290 Funds’ CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the 1290 Funds’ CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the 1290 Funds’ compliance program. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee held four meetings during the fiscal year ended October 31, 2018. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

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The Investment Committee’s function is to assist the Board in its oversight of Fund performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser (or a sub-adviser, if hired) responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with portfolio managers during in-person presentations made throughout the year. The Investment Committee held four meetings during the fiscal year ended October 31, 2018. Currently, Mr. McMeekin, Mr. Foley and Mr. Walker serve as Co-Chairs of the Investment Committee.

Compensation of the Trustees

Each Independent Trustee receives from the 1290 Funds an annual fee of $2,000.00, payable quarterly, representing the payment of an annual retainer. Trustees also receive reimbursement from the 1290 Funds for expenses associated with attending Board or Committee meetings. The following table sets forth the aggregate compensation paid to the Trustees by the 1290 Funds for the fiscal year ended October 31, 2018, and the aggregate compensation paid to the Trustees by the fund complex, which includes EQ Advisors Trust (“EQAT”), AXA Premier VIP Trust (“VIP”) and the 1290 Funds, for the calendar year ended December 31, 2018.

Trustee Compensation

for the Fiscal Year Ended October 31, 20181

Trustee	Aggregate Compensation from the 1290 Funds	Pension or Retirement Benefits Accrued As Part of 1290 Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from 1290 Funds and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	$-0-	$-0-	$-0-	$-0-

Independent Trustees

Mark A. Barnard	$2,000	$-0-	$-0-	$357,000

Thomas W. Brock	$2,000	$-0-	$-0-	$357,000

Donald E. Foley	$2,000	$-0-	$-0-	$382,000

Christopher P.A. Komisarjevsky	$2,000	$-0-	$-0-	$392,000

H. Thomas McMeekin	$2,000	$-0-	$-0-	$382,000

Gloria D. Reeg	$2,000	$-0-	$-0-	$357,000

Gary S. Schpero	$2,000	$-0-	$-0-	$465,750

Kenneth L. Walker	$2,000	$-0-	$-0-	$382,000

Caroline L. Williams	$2,000	$-0-	$-0-	$392,000

[1]

For the period September 1, 2018 to December 31, 2018, Ms. Kathleen Stephansen received compensation in the amount of $130 from the 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of 1290 Funds. For the period September 1, 2018 to December 31, 2018, Ms. Stephansen received compensation in the amount of $50,743 from EQAT and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of EQAT. For the period September 1, 2018 to December 31, 2018, Ms. Stephansen received compensation in the amount of $9,127 from VIP and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of VIP. For the period September 1, 2018 to December 31, 2018, Mr. Michael Clement received compensation in the amount of $130 from the 1290 Funds and was entitled to

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reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of 1290 Funds. For the period September 1, 2018 to December 31, 2018, Mr. Clement received compensation in the amount of $50,743 from EQAT and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of EQAT. For the period September 1, 2018 to December 31, 2018, Mr. Clement received compensation in the amount of $9,127 from VIP and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of VIP. Ms. Stephansen and Mr. Clement were elected to the Boards of Trustees of the 1290 Funds, EQAT, and VIP effective January 1, 2019.

[2]	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 138 series of three (3) trusts in the fund complex.

As of December 31, 2018, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, any sub-adviser of another affiliated fund or Distributor of the 1290 Funds, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the 1290 Funds did not beneficially own shares of any Fund or of funds overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities as of December 31, 2018

Trustee	1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund	1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund	1290 Retirement 2050 Fund	1290 Retirement 2055 Fund	1290 Retirement 2060 Fund

Interested Trustee

Steven M. Joenk	A	A	A	A	A	A	A	A	A

Independent Trustees

Mark A. Barnard	A	A	A	A	A	A	A	A	A

Thomas W. Brock	A	A	A	A	A	A	A	A	A

Donald E. Foley	A	A	A	A	A	A	A	A	A

Christopher P. A. Komisarjevsky	A	A	A	A	A	A	A	A	A

H. Thomas McMeekin	A	A	A	A	A	A	A	A	A

Gloria D. Reeg	A	A	A	A	A	A	A	A	A

Gary S. Schpero	A	A	A	A	A	A	A	A	A

Kenneth L. Walker	A	A	A	A	A	A	A	A	A

Caroline L. Williams	A	A	A	A	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

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Trustee	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies

Interested Trustee
Steven M. Joenk	E

Independent Trustees
Mark A. Barnard	C
Thomas W. Brock	C
Donald E. Foley	C
Christopher P. A. Komisarjevsky	C
H. Thomas McMeekin	C
Gloria D. Reeg	D
Gary S. Schpero	C
Kenneth L. Walker	C
Caroline L. Williams	C

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

Ms. Kathleen Stephansen and Mr. Michael Clement were elected to the Board of Trustees of the 1290 Funds effective January 1, 2019, and, therefore, they are not included in the foregoing tables.

The 1290 Funds’ Officers

No officer of the 1290 Funds receives any compensation paid by the 1290 Funds. Each officer of the 1290 Funds is an employee of the Adviser. Some of the officers are also officers of other funds in the fund complex. The 1290 Funds’ principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer from June 2014 to present; Chairman of the Board from June 2014 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, 1290 Asset Managers; from April 2017 to present, Senior Vice President and Chief Investment Officer, AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel, and Secretary of 1290 Asset Managers; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of 1290 Asset Managers; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present, member of the Board of Directors of 1290 Asset Managers; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Senior Vice President of 1290 Asset Managers; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of 1290 Asset Managers; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of 1290 Asset Managers; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From June 2014 to present	From June 2012 to present, Senior Vice President of 1290 Asset Managers; from February 2011 to present member of Board of Directors of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; and from February 2001 to present, Lead Director, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015 Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of 1290 Asset Managers. From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of FMG LLC.
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of 1290 Asset Managers; from April 2014 to present, Senior Director of AXA Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the AXA Enterprise Group of Funds August 2004-August 2008.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President - Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of 1290 Asset Managers; from January 2019 to Present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, VP, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, VP, AST Investment Services, Inc.; from March 2016 to January 2017, VP, Prudential Investments LLC.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From June 2014 to present	From June 2012 to present, Vice President of 1290 Asset Managers; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From June 2016 to present, Vice President of 1290 Asset Managers; from December 2014 to present, Director of Portfolio Analytics of AXA Equitable; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of AXA Equitable; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2016 to present	From December 2014 to present, member of the Board of Directors; from March 2017 to present, Senior Vice President and Chief Operating Officer of 1290 Asset Managers; and from June 2014 to March 2017, Vice President of 1290 Asset Managers; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of 1290 Asset Managers and from June 27, 2016 to present, Vice President of 1290 Asset Managers; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of 1290 Asset Managers and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	From February 2009 to present, Director of AXA Equitable; from April 2015 to present, Vice President of 1290 Asset Managers; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for AXA Equitable and from March 2015 to present Assistant Vice President and Assistant Secretary of 1290 Asset Managers.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*

The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust and EQ Advisors Trust.

**	Each officer is elected on an annual basis.

As of January 31, 2019, the Trustees and officers of the 1290 Funds, as a group, owned beneficially less than 1% of the outstanding shares of each class of the 1290 Funds.

Control Persons and Principal Holders of Securities

As a “series” type of mutual fund, the 1290 Funds issues separate series of shares of beneficial interest with respect to each Fund. Each Fund resembles a separate fund issuing separate classes of stock.

See Appendix D to this SAI for a list of control persons and principal holders of securities of each Fund.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

1290 Asset Managers currently serves as the investment adviser for each Fund. 1290 Asset Managers is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial is a wholly owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), which is currently a majority owned subsidiary of AXA S.A. (“AXA”), a French insurance holding company. The principal offices of 1290 Asset Managers, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

AXA formerly owned all of the outstanding shares of common stock of AEH, which is the indirect parent company of 1290 Asset Managers. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, 1290 Asset Managers — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers. For information about the potential impact of the Sell-Down Plan on the Funds, please see “Additional Information about the Sell-Down Plan.”

The Adviser serves as the investment adviser of the 1290 Funds pursuant to an Investment Advisory Agreement with respect to the Funds (an “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the 1290 Funds, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the 1290 Funds’ governing documents and such Fund’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the 1290 Funds or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the 1290 Funds and its Funds; (ii) make recommendations to the Trustees of the 1290 Funds regarding the investment program of the 1290 Funds and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the 1290 Funds; and (iv) prepare and provide reports to the Trustees of the 1290 Funds on the impact of such strategic initiatives on the 1290 Funds and its Funds. Additionally, the

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Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the 1290 Funds, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the 1290 Funds such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the 1290 Funds of important developments materially affecting each Fund (or any portion of a Fund). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the 1290 Funds, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Funds for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the 1290 Funds’ administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the 1290 Funds, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the 1290 Funds, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services otherwise covered under the terms of a separate agreement between the Adviser and the 1290 Funds, in connection with the 1290 Funds’ preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the 1290 Funds, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the 1290 Funds or regulatory authorities; and all tax returns.

Under the Advisory Agreement, the Adviser also is required to furnish to the 1290 Funds, at its own expense and without remuneration from or other cost to the 1290 Funds, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions

•

related to and to be performed under the 1290 Funds’ contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any sub-adviser, if hired, pursuant to a sub-advisory agreement with the Adviser.

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the 1290 Funds who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the 1290 Funds in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the 1290 Funds under such Agreement.

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The continuance of the Advisory Agreement, with respect to each Fund, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The Advisory Agreement with respect to each Fund may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the 1290 Funds. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Fund pays a fee to the Adviser for its services. The Adviser and the 1290 Funds have also entered into an expense limitation agreement with respect to certain Funds as set forth in the Prospectus (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Fund are limited to the extent described in the “Management of the 1290 Funds — Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the 1290 Funds pays all expenses not assumed by the Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the 1290 Funds’ Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the 1290 Funds or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the 1290 Funds who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general 1290 Funds expenses are allocated among and charged to the assets of the Funds of the 1290 Funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. As discussed in greater detail below under “The Distributor,” the Class A, T and R shares of each Fund may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Fund to the Adviser during the fiscal years ended October 31, 2017 and October 31, 2018, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Adviser after fee waivers and the third column shows the total amount of fees waived by the Adviser and other expenses of each Fund assumed by the Adviser pursuant to the Expense Limitation Agreement.

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FISCAL YEAR ENDED OCTOBER 31, 2017

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Retirement 2020 Fund	$8,681	$—	$96,299
1290 Retirement 2025 Fund	$8,715	$—	$96,317
1290 Retirement 2030 Fund	$8,733	$—	$95,969
1290 Retirement 2035 Fund	$8,747	$—	$96,339
1290 Retirement 2040 Fund	$8,762	$—	$96,423
1290 Retirement 2045 Fund	$8,799	$—	$97,023
1290 Retirement 2050 Fund	$8,790	$—	$96,472
1290 Retirement 2055 Fund	$8,805	$—	$96,529
1290 Retirement 2060 Fund	$8,809	$—	$96,563

FISCAL YEAR ENDED OCTOBER 31, 2018

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Retirement 2020 Fund	$20,485	$—	$139,205
1290 Retirement 2025 Fund	$26,066	$—	$140,647
1290 Retirement 2030 Fund	$16,303	$—	$136,903
1290 Retirement 2035 Fund	$20,408	$—	$139,321
1290 Retirement 2040 Fund	$14,223	$—	$136,054
1290 Retirement 2045 Fund	$15,742	$—	$138,025
1290 Retirement 2050 Fund	$14,627	$—	$136,781
1290 Retirement 2055 Fund	$14,400	$—	$136,944
1290 Retirement 2060 Fund	$14,345	$—	$136,329

Additional Information about the Sell-Down Plan

As discussed above in the section titled “The Adviser,” AXA, 1290 Asset Manager’s ultimate parent company, anticipates selling all of its remaining interest in AEH, 1290 Asset Manager’s indirect U.S. parent company — and, indirectly, in 1290 Asset Managers — over time.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of the investment advisory agreement between 1290 Asset Managers and the 1290 Funds with respect to each Fund. To ensure that 1290 Asset Managers may continue to provide advisory services to the Funds without interruption, the Board approved a new investment advisory agreement for the Funds in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Fund, except the 1290 Retirement 2060 Fund and the 1290 Retirement 2030 Fund, approved a new investment advisory agreement prompted by the Sell-Down Plan, as well as any future investment advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreement. Shareholders of the 1290 Retirement 2060 Fund approved these proposals on November 1, 2018, and shareholders of the 1290 Retirement 2030 Fund approved these proposals on November 27, 2018. This means that Fund shareholders may not have another opportunity to vote on a new agreement with 1290 Asset Managers

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even if this entity undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

1290 Asset Managers and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on 1290 Asset Managers or any of its affiliates. As a result of the Sell-Down Plan, the names of the Funds may change in the future to reflect a change in the name of AXA Equitable or 1290 Asset Managers. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including 1290 Asset Managers. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; 1290 Asset Managers will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

The Funds currently do not have any sub-advisers. The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Fund’s assets to additional sub-advisers subject to approval of the 1290 Funds’ Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Fund, the Fund’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. The Adviser may be subject to certain conflicts of interest in connection with recommending the appointment and continued service of sub-advisers. The Adviser may also be subject to conflicts of interest in recommending or selecting sub-advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by sub-advisers. As noted above, the Adviser is affiliated with certain sub-advisers to other 1290 Funds not offered in this SAI, including AXA IM and Rosenberg Equities, and therefore the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to an affiliated sub-adviser. Since the Adviser pays fees to the sub-advisers from the management fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current sub-advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain sub-advisers or their affiliates under which the sub-advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one sub-adviser over another or a disincentive for the Adviser to recommend the termination of such sub-advisers. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements),

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including with sub-advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of sub-advisers. The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its affiliates). When recommending the appointment or continued service of a sub-adviser, consistent with its fiduciary duties, the Adviser relies primarily on qualitative and quantitative factors. In addition, the appointment and continued service of each sub-adviser is subject to the approval of the 1290 Funds’ Board, including a majority of the 1290 Funds’ Independent Trustees.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds to the extent applicable is attached in Appendix B.

Personal Trading Policies

The 1290 Funds, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. The Codes of Ethics of the 1290 Funds, 1290 Asset Managers, and the Distributor have been filed as exhibits to the 1290 Funds’ Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), 1290 Asset Managers (in this capacity, the “Administrator”) provides the 1290 Funds with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the 1290 Funds. For these administrative services, in addition to the management fee, each Fund pays the Administrator an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum fee of $30,000 per Fund or per allocated portion, as applicable.

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) to provide the 1290 Funds with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase a fee for these services.

During the fiscal years ended October 31, 2017, and October 31, 2018, respectively, the Funds paid the following fees to 1290 Asset Managers for administrative services.

	Administrative Fee Paid
Fund	2017	2018
1290 Retirement 2020 Fund	$20,219	$30,024
1290 Retirement 2025 Fund	$20,220	$30,010
1290 Retirement 2030 Fund	$20,220	$30,000
1290 Retirement 2035 Fund	$20,219	$30,000
1290 Retirement 2040 Fund	$20,219	$30,000
1290 Retirement 2045 Fund	$20,219	$30,000
1290 Retirement 2050 Fund	$20,220	$30,000
1290 Retirement 2055 Fund	$20,220	$30,000
1290 Retirement 2060 Fund	$20,219	$30,000

The Distributor

The 1290 Funds has a distribution agreement with ALPS Distributors, Inc. (“ALPS”) (also referred to as the “Distributor”), under which it serves as Distributor for the 1290 Funds’ Class A, Class T, Class I and Class R shares. Effective March 1, 2017, Class C shares were re-designated Class T shares. ALPS’ address is 1290 Broadway #1100 Denver, CO 80203.

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The 1290 Funds’ distribution agreement with respect to the Class A, Class T, Class I and Class R shares of the Funds (“Distribution Agreement”) has been approved by the 1290 Funds’ Board, including a majority of the Independent Trustees, with respect to each Fund. The Distribution Agreement will remain in effect from year to year provided its continuance is approved at least annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the 1290 Funds, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act Rule 12b-1 Distribution Plans pertaining to the Class A, Class T and Class R shares of the 1290 Funds.

Under the Rule 12b-1 Distribution Plans, each Fund is authorized to pay the Distributor an annual fee at the rate listed below of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares. These fees are paid to compensate the Distributor for distributing each share class (i.e., rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares) and/or providing services to shareholders of each class, such as maintaining shareholder accounts for those classes. Activities and services contemplated under the Rule 12b-1 Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares.

Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class T	0.25%
Class R	0.50%

The Board considered various factors in connection with its decision as to whether to approve each Rule 12b-1 Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plan necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plan to any other person relative to those of the 1290 Funds; (v) the effect of the Rule 12b-1 Distribution Plan on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the mutual fund industry; and (viii) the relationship of the Rule 12b-1 Distribution Plan to other distribution efforts of the 1290 Funds. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of the Funds and their respective shareholders, (2) facilitate distribution of the Funds’ shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that each Rule 12b-1 Distribution Plan is reasonably likely to benefit the 1290 Funds and the shareholders of the Funds. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan.

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Pursuant to the Rule 12b-1 Distribution Plans, the 1290 Funds compensates the Distributor from assets attributable to the Class A, Class T and Class R shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of these classes of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A, Class T and Class R shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and servicing of Class A, Class T and Class R shares.

Each Rule 12b-1 Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the 1290 Funds with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under each Rule 12b-1 Distribution Plan and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to the Class A, Class T and Class R shares of the 1290 Funds; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A, Class T and Class R shares of the 1290 Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds’ Class A, Class T and Class R shares; (d) obtaining information and providing explanations to wholesale and retail distributors of shares regarding the Funds’ investment objectives and policies and other information about the 1290 Funds and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Class A, Class T and Class R shares of the 1290 Funds; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A, Class T and Class R shares.

The Distributor may use its past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the 1290 Funds and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from a sub-adviser, if applicable, of the Funds and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the shares and/or the sub-adviser’s respective Funds. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class T and Class R shares as described further below in “Compensation to Financial Intermediaries and Third-Party Broker-Dealers.”

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Fund on a continuous basis in all states in which the Fund or the 1290 Funds may, from time to time, be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any Fund.

Each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement that is entered into by the 1290 Funds with the Distributor of the Class A, Class T and Class R shares in connection with a Rule 12b-1 Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the 1290 Funds’ Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreement must be approved by the 1290 Funds’ Board or a majority of outstanding voting securities (as

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defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class A, Class T and Class R shares of a Fund at any time, without penalty, by vote of a majority of the outstanding Class A, Class T and Class R shares of the Fund, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement. Each Rule 12b-1 Distribution Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class A, Class T or Class R shares of any Fund without the approval of Class A, Class T or Class R shareholders of that Fund.

The table below shows the fees paid to ALPS by Class A shares, Class T shares, and Class R shares of each Fund, pursuant to the Rule 12b-1 Distribution Plans, for the fiscal year ended October 31, 2018.

Fund	Class A Distribution Fee Paid*	Class T Distribution Fee Paid*	Class R Distribution Fee Paid*	Total Distribution Fees Paid
1290 Retirement 2020 Fund	$—	$—	$—	$—
1290 Retirement 2025 Fund	$—	$—	$—	$—
1290 Retirement 2030 Fund	$—	$—	$—	$—
1290 Retirement 2035 Fund	$—	$—	$—	$—
1290 Retirement 2040 Fund	$—	$—	$—	$—
1290 Retirement 2045 Fund	$—	$—	$—	$—
1290 Retirement 2050 Fund	$—	$—	$—	$—
1290 Retirement 2055 Fund	$—	$—	$—	$—
1290 Retirement 2060 Fund	$—	$—	$—	$—

*	Class A shares, Class T shares and Class R shares were not operational during the fiscal year ended October 31, 2018.

Class A shares of each Fund are subject to a maximum sales charge imposed on purchases of 5.50%. Class T shares of each Fund are subject to a maximum sales charge imposed on purchases of 2.50%.

Compensation to Financial Intermediaries and Third-Party Broker-Dealers

In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, the Adviser and the Distributor may use their respective past profits or other resources, without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Funds and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of Fund shares and to pay incentives to market the Funds, to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor or the Adviser and their affiliates may make payments to certain Dealers for marketing support services, including: providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a

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number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor or the Adviser (and their affiliates) may make payments to certain Dealers that sell Fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor or the Adviser (and their affiliates) may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems or one-time payments for ancillary services, such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor or the Adviser at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.    In addition to the payments described above, from time to time, the Funds and/or the Distributor may enter into arrangements with, and pay fees to, financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (i) establishing and maintaining investor accounts and records; (ii) recording investor account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to investors; (v) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (vi) transmitting investor transaction information; and (vii) providing information in order to assist the funds in their compliance with state securities laws.

The subaccounting fees the Funds generally pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

The Funds may also make other payments to Dealers that sell Fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

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Transfer Agency Services

DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.) (“DST” or “Transfer Agent”) 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency and Servicing Agreement (the “Transfer Agency Agreement”) with the 1290 Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the 1290 Funds, and the payment of dividends and other distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the 1290 Funds during the month.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Funds may be charged for securities brokers’ commissions, transfer taxes (if any) and similar fees relating to securities transactions. The Adviser seeks to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of the Funds’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Fund for a fixed-income security, the price paid by a Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees and the Adviser, as appropriate, may cause the 1290 Funds to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the 1290 Funds in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Adviser with

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lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser or its affiliates may choose to execute futures transactions electronically.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Funds’ brokerage commissions may not benefit the Funds, while research services paid for with the brokerage commissions of other clients may benefit the Funds. The receipt of research services from brokers will tend to reduce the Adviser’s expenses in managing the Funds.

Securities or other investments held by a Fund may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a sub-adviser, if applicable, serves as an investment adviser, or held by the Adviser or a sub-adviser, if applicable, for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a sub-adviser, if applicable, during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In general, the Adviser and the sub-advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

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During the fiscal years ended October 31, 2017, and October 31, 2018, respectively, the listed Funds paid the amounts indicated in brokerage commissions.

	Brokerage Commissions Paid
Fund	2017	2018
1290 Retirement 2020 Fund	$342	$702
1290 Retirement 2025 Fund	$350	$1,001
1290 Retirement 2030 Fund	$355	$228
1290 Retirement 2035 Fund	$366	$530
1290 Retirement 2040 Fund	$378	$46
1290 Retirement 2045 Fund	$390	$169
1290 Retirement 2050 Fund	$401	$65
1290 Retirement 2055 Fund	$413	$43
1290 Retirement 2060 Fund	$417	$34

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the 1290 Funds’ Board, the 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. The 1940 Act generally prohibits the 1290 Funds from engaging in principal securities transactions with brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The 1290 Funds relies on exemptive relief from the SEC that permits a portion of a Fund that has multiple portions advised by different sub-advisers and/or the Adviser to engage in principal and brokerage transactions with a sub-adviser (or an affiliate of that sub-adviser) to another portion of the same Fund, subject to certain conditions. The 1290 Funds has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker’s commission. In addition, the 1290 Funds will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the 1290 Funds will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates.

During the fiscal years ended October 31, 2017, and October 31, 2018, the Funds did not pay any amounts to affiliated broker-dealers of the Adviser, the Distributor, or AXA Advisors.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2018, none of the Funds directed portfolio transactions to broker-dealers that also provided research services.

Investments in Regular Broker-Dealers

As of October 31, 2018, none of the Funds owned securities issued by their regular brokers or dealers (or by their parents).

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the 1290 Funds’ Proxy Voting Policies and Procedures, the 1290 Funds has delegated the proxy voting responsibilities with respect to each Fund to the Adviser. To the extent a proxy proposal is presented with respect to an Underlying ETF, the Adviser’s Proxy Voting Committee will vote a Fund’s shares in the Underlying ETF in the best interest of the Fund and its shareholders. The Adviser may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting

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recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate, such as excluding anyone at the Adviser who is subject to such a conflict from participating in the voting decision. A description of the 1290 Funds’ proxy voting policies and procedures is included in Appendix C to this SAI. A description of the policies and procedures the 1290 Funds uses to determine how to vote proxies relating to portfolio securities also is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) on the 1290 Funds’ website at http://www.1290Funds.com and (2) on the SEC’s website at http://www.sec.gov.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for 1290 Funds and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA Financial, Inc., AXA, AEH, AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Funds. For example, the Adviser may, from time to time, recommend a Fund combination or other

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restructuring. The Adviser will benefit to the extent that a restructuring results in a Fund’s having a higher net advisory fee and/or administration fee payable to the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Fund after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Fund prior to the restructuring. The Adviser will further benefit to the extent that a Fund restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Fund. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Fund representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Fund. A Fund restructuring may increase the size of a Fund such that the Adviser and/or its Affiliates could redeem shares held in the Fund representing such seed money investments. Redeeming seed money from a Fund may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Any recommendation to 1290 Funds’ Board of Trustees concerning a Fund combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Fund and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Funds’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Funds in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to AEH, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Funds. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Funds.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, administration, shareholder servicing, and distribution support services to the Funds, and providing such services to the Funds may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Fund may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Fund (including other Funds of 1290 Funds), may have an interest that potentially conflicts with the interests of the Fund. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to

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valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Fund’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser, could cause the Adviser to seek to dispose of, retain, or increase interests in investments held by a Fund, acquire certain positions on behalf of a Fund, or take other actions. The Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Fund. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Funds, which may influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying ETFs also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, directly or indirectly, and could have an adverse impact on a Fund’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Funds, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Fund could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Funds. Other funds and accounts may buy or sell positions while a Fund is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Fund. A position taken by the Adviser and/or its Affiliates, on behalf of one or more other funds or

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accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which a Fund has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Funds have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the Funds, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

A Fund’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Funds. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Fund, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Fund. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”). It is possible that a Fund could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser may restrict the investment policies or the design of a Fund or its investment decisions and activities on behalf of a Fund in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Funds). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Fund if the purchase would cause the Fund and its affiliated investors to exceed an applicable limit, or the Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Fund hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that 1290 Funds’ Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Fund. For example, 1290 Funds’ Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Financial, Inc. and certain other Affiliates, and certain of 1290 Funds’ other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of 1290 Funds’ Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the 1290 Funds.”

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Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Funds (including accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of 1290 Funds could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Funds.

Certain Conflicts Related to Proxy Voting

The Adviser has implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of its clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser in respect of securities held by the Funds may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or funds or accounts other than the Funds; provided, that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Funds. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for 1290 Funds’ Proxy Voting Policies and Procedures.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of 1290 Funds face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of 1290 Funds may acquire material non-public information regarding individual securities in connection with their official duties. 1290 Funds and the Adviser each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Funds’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Funds’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Funds will inflate the value of the investments as well as the performance record of the Funds, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Funds. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g.,

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miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Fund. The Adviser or an Affiliate could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Fund and the Adviser or an Affiliate is responsible for compensating the Fund.

The Adviser’s policies and procedures require that all trade errors affecting a Fund’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Fund is prohibited. The Adviser will not use Fund assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by 1290 Funds’ Board, 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. A Fund’s portfolio managers may be able to select or influence the selection of the brokers that are used to execute securities transactions for the Fund. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with sub-advisers, or other financial or personal relationships, could create an incentive for a Fund’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser seeks to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by 1290 Funds and the Adviser contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential sub-advisers, or current or potential service providers or third-party vendors to the Funds or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser,

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consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each Fund has four separate classes of shares: Class A, T, I and R shares. Each class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A and Class T shares are subject to an initial sales charge, (iii) Class A, Class T and Class R shares are subject to an ongoing distribution fee and service fee, (iv) the Class A, Class T and Class R shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (v) Class I shares are not subject to any sales charge or any distribution, account maintenance or service fee, (vi) the classes have separate exchange privileges, and (vii) the classes have separate conversion features. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for the purchase of shares is received by the 1290 Funds’ transfer agent, DST (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A and Class T shares) or may be deferred (Class A shares purchased in the amount of $1,000,000 or more if held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Class A CDSC

No contingent deferred sales charge (“CDSC”) will be imposed when a shareholder redeems Class A shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or other distributions; (c) shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) shares purchased in the amount of $1,000,000 or more if held for more than 12 months.

In determining whether the Class A CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund of the 1290 Funds although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships

The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

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In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.

All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which all dividends and other distributions on their shares are automatically reinvested in shares of the same class of the distributing Fund(s), in each case at the net asset value per share computed on the record date of the distribution. The Automatic Reinvestment Plan may be terminated by participants or by the 1290 Funds at any time. No sales charge is applied upon reinvestment of distributions.

Automatic Bank Draft Plan.

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500 for Class A and Class T shares. Forms authorizing this service for eligible classes of shares are available from the 1290 Funds. The Automatic Bank Draft Plan is not available for Class R and Class I shares.

Letter of Intent Investments.

Any investor may execute a Letter of Intent covering purchases of Class A shares of a Fund, at the public offering price, to be made within a period of 13-months. A reduced sales charge may be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

Systematic Withdrawal Plan.

Investors may elect a systematic withdrawal plan under which a fixed sum of at least $500 will be paid quarterly, semi-annually or annually. Investors must have at least $10,000 in their account to participate in the plan. Shares in the plan are held on deposit in non-certificate form, and any dividends from investment income and other capital gain distributions are invested in additional shares of the same class of the distributing Fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value and checks are mailed within five days of the redemption date. Such dividends and other distributions are subject to taxation. See the “Taxation” section of this SAI.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

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Exchange Privilege.

Shares of each Fund generally may be exchanged for shares of the same class of any other Fund of 1290 Funds.

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount.

Shares of a Fund that are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a Fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” onto the holding period for the newly acquired shares of the other Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the redemption of shares of one Fund which may produce a gain or loss for federal income tax purposes, and the purchase of shares of another Fund.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of portfolio securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

The 1290 Funds reserves the right to redeem an account at its option upon not less than 60 days’ notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The 1290 Funds’ organizational documents provide that it may redeem its shares in kind. The 1290 Funds has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the 1290 Funds at the beginning of such period. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.

Determination of Net Asset Value

The 1290 Funds will offer and sell its shares for cash or securities based on each Fund’s net asset value per share, which will be determined in the manner set forth below. Shares of a Fund will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Fund will be computed by dividing the sum of the investments held by that Fund applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by the 1290 Funds and each of its classes will be accrued daily.

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The net asset value per share of each Fund will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

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The assets belonging to each Fund will include (i) all consideration received by the 1290 Funds for the issue or sale of shares of that particular Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Fund. General Items will be allocated as the 1290 Funds’ Board considers fair and equitable.

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The liabilities belonging to each Fund will include (i) the liabilities of the 1290 Funds in respect of that Fund, (ii) all expenses, costs, charges and reserves attributable to that Fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the 1290 Funds which are not readily identifiable as belonging to any particular Fund which have been allocated as the 1290 Funds’ Board considers fair and equitable.

The value of each Fund is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the NYSE on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Fund would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Fund securities are valued for purposes of determining the net asset values for the Funds. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the 1290 Funds, the Board has delegated certain valuation functions for the Funds to the Administrator. The Funds may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the 1290 Funds. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Values are determined according to accepted accounting practices and all laws and regulations that apply. Generally, the assets of each Fund are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are generally valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of the Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

•	Shares of open end mutual funds (other than ETFs) held by any Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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To assist the Board with its pricing responsibilities, the 1290 Fund’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various sub-advisers to facilitate valuation.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the 1290 Funds’ calculations of net asset values for each applicable Fund when the 1290 Funds deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee, determines the value of any of the 1290 Funds’ securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the 1290 Funds’ Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by those traders.

When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

TAXATION

Qualification for Treatment as a RIC

Each Fund is treated for federal tax purposes as a separate corporation. The 1290 Funds intends that each Fund will continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

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To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy one or more of the other requirements and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), those dividends would be taxable as “qualified dividend income” (as defined in the Prospectus) and thus subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $434,550 ($488,850 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2019 and will be adjusted for inflation annually thereafter. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General Tax Treatment of Shareholders

Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

If an investor buys shares shortly before the record date of a dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the

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purchase price. This is called “buying a distribution.” There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.

A shareholder’s basis in Fund shares will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) with respect to a redemption (including a redemption that is part of an exchange) of Fund shares may not be changed after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I intergovernmental agreement (“IGA”) with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Shareholders will be advised annually on Forms 1099 as to the federal income tax character of distributions, if any, each Fund makes. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of the distributions they have made during that year, which would result at that time in a Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in the Forms 1099. Although those forms generally will be distributed in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

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Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “QPTP income.” Recently-issued proposed regulations allow a Fund to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of QPTP income, but that pass-through is not currently available. As a result, an investor who invests directly in QPTPs will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in QPTPs currently will not.

Taxation of the Funds in General

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.

If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as Qualifying Income.

Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss

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based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a Fund allows a purchased call option to lapse, it will realize a capital loss. If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized), would be characterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Certain Funds may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its

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gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC and of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on non-corporate shareholders’ “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Fund may elect to “mark-to-market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Funds may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) inflation-indexed securities (in the case of such securities issued by the U.S. Treasury, on which principal is adjusted based on changes in the CPI-U). A Fund must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt

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entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

As noted above under “Qualification for Treatment as a RIC,” to so qualify a Fund must, among other things, derive at least 90% of its gross income for each taxable year from Qualifying Income (and income from QPTPs). Although Qualifying Income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the IRS issued a large number of private letter rulings (“PLRs”) (which a Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from commodity-linked notes, in which certain of the Funds may invest, is Qualifying Income; the IRS suspended the issuance of those PLRs in July 2011. In September 2016, the IRS issued a revenue procedure, which provides that the IRS will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” (At the same time, proposed regulations under the Code were published that would impact RICs’ investments in wholly owned foreign subsidiaries designed to indirectly give them exposure to commodities investments.) Accordingly, future PLRs regarding the status of commodity-linked notes will be rarely issued, if at all, and the Funds’ existing investments in those notes might have to be liquidated.

OTHER INFORMATION

Delaware Statutory Trust.    The 1290 Funds is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of 1290 Funds, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in 1290 Funds’ Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Second Amended and Restated By-laws. Every shareholder of 1290 Funds, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.

Shareholder Liability.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the 1290 Funds or a Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the 1290 Funds or its series (the Funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the 1290 Funds, a series, the Trustees or any of them in connection with the 1290 Funds. The Declaration of Trust provides for indemnification from a Fund’s property for all losses and expenses of any Fund shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to

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meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

Classes of Shares.    The Declaration of Trust provides that the Board may establish funds and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the funds and classes. The Board may change any of those features, terminate any fund or class, combine funds with other funds of 1290 Funds, combine one or more classes of a fund with another class in that fund or convert the shares of one class into shares of another class.

Each Fund consists of Class A shares, Class T shares, Class I shares and Class R shares. A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class A, Class T, Class I and Class R shares will differ.

Voting Rights.    The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the 1290 Funds as a group may elect all of the Trustees of the 1290 Funds. The shares of each Fund will be voted in the aggregate, except when a separate vote of each Fund is required by law or when a matter involves the termination of a Fund or any other action that the Board of Trustees has determined will affect only the interests of one or more Fund or class.

Shareholder Meetings.    The 1290 Funds does not hold annual meetings. Shareholders of record of no less than two-thirds of the total combined net asset value of all issued and outstanding shares of the 1290 Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the 1290 Funds.

Class-Specific Expenses.    Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Derivative and Direct Actions.    The Declaration of Trust requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees prior to bringing a derivative action. The Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Funds or classes to which such action relates if it does not relate to all Funds and classes.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Fund or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Fund or class, generally. A shareholder bringing a direct claim must be a

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shareholder of the Fund or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also requires that direct or derivative actions by shareholders against 1290 Funds be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.

Amendments to the Declaration of Trust.    The Declaration of Trust provides that no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

Additional Information.    No Fund is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Fund or any other person or entity regarding the advisability of investing in investment companies generally or in any Fund particularly or the ability of any index to track corresponding stock market performance. Indexes are determined, composed and calculated by third parties without regard to any Fund or the issuer or owners of a Fund or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Fund or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Fund or any other person or entity in connection with the administration, marketing or offering of a Fund.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Funds, owners of the Funds, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the 1290 Funds’ independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the 1290 Funds.

Custodian

JPMorgan Chase, 4 Chase Metrotech Center, 16th Floor, Brooklyn, New York 11245, serves as custodian of the 1290 Funds’ portfolio securities and other assets. Under the terms of the custody agreement between the 1290 Funds and JPMorgan Chase, JPMorgan Chase maintains cash, securities and other assets of the Funds. JPMorgan Chase is also required, upon the order of the 1290 Funds, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the 1290 Funds. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

114

Transfer Agent

DST, 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the transfer agent and dividend disbursing agent for the 1290 Funds.

Securities Lending Agent

JPMorgan Chase also serves as securities lending agent for certain Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a securities lending agreement entered into between the 1290 Funds, on behalf of the Funds, and JPMorgan Chase (“Securities Lending Agreement”).

The services provided by JPMorgan Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Fund’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Fund’s securities lending activities.

JPMorgan Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. For the fiscal year ended October 31, 2018, the Funds did not engage in securities lending.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the 1290 Funds.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the 1290 Funds.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended October 31, 2018, including the financial highlights, have been audited by PwC, an independent registered public accounting firm to the 1290 Funds, as indicated in its report with respect thereto, and appear in the 1290 Funds’ Annual Report to Shareholders, filed electronically with the SEC on December 21, 2018 (File No. 811-22959), and are incorporated by reference and made a part of this document.

115

APPENDIX A

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•

The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The D rating will also be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

1290 FUNDS

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (the “Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of
other  accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of October 31, 2018.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 Retirement 2020 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.24	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.57	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2025 Fund

Kenneth T. Kozlowski	137	$154.38	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.38	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.24	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.57	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2030 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2035 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.24	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.57	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2040 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

*	As of January 31, 2019

B-1

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (the “Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of
other  accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of October 31, 2018.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 Retirement 2045 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2050 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2055 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 Retirement 2060 Fund

Kenneth T. Kozlowski	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	137	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	61	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	56	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	1	$0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

*	As of January 31, 2019

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, certain registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which the Adviser serves as the investment adviser and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a

B-2

portfolio manager to allocated portions which invest in ETFs for certain funds that are not “fund of funds”. None of these funds or allocated portions is subject to an advisory fee that is based on the performance of the fund or allocated portion. Given the structure of these funds and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these funds or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Funds, on the one hand, and the other funds and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of October 31, 2018

Because each Portfolio Manager serves as officer and employee of the Adviser and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Funds as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 Retirement 2020 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2025 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2030 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

*	As of January 31, 2019

B-3

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 Retirement 2035 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2040 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2045 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas		X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2050 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2055 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

1290 Retirement 2060 Fund

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

*	As of January 31, 2019

B-4

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

The Trusts are firmly committed to ensuring that proxies relating to each Trust’s portfolio securities are voted in the best interests of each Trust. The following procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serve as the investment manager of each series of the Trusts (each, a “Portfolio”, together, the “Portfolios”). FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A.	Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide the day-to-day research and stock selection, commonly referred to as “portfolio management,” for each sub-advised Portfolio (“Sub-Advised Portfolio”) or an allocated portion of a Portfolio (“Sub-Advised Portion”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. With respect to the Sub-Advised Portfolios, FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibility with respect to each Sub-Advised Portfolio or Sub-Advised Portion to the applicable Sub-Adviser, except as described in Section III below. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

B.	“Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or by investing in exchange-traded funds (“Underlying ETFs”) (“Fund-of-Funds Portfolios”).

III.	FMG LLC’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC is responsible for proxy voting for the Fund-of-Funds Portfolios or Allocated Portions. FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders.

A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

C-1

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios and Sub-Advised Portions as described in Section III.C below, the following guidelines generally will apply:

1.

The decision on how to vote a proxy will be made by the Proxy Voting Committee based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

The Proxy Voting Committee may enlist the services of an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote rather than abstain from voting on proxies, except for certain countries that require “share blocking”[1]. In these countries that require “share blocking,” FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may abstain from voting. Additionally, FMG LLC will vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC provides clients with a copy of these procedures upon request and a description of these procedures is included in FMG LLC’s Form ADV, Part II.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio or Sub-Advised Portion instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders. The following are some of the circumstances under which FMG LLC would assume proxy voting responsibility:

1.

From time to time, FMG LLC will utilize the execution and brokerage services of a transition manager (“Transition Manager”) to move all or a portion of a Sub-Advised Portfolio’s or a Fund-of-Fund Portfolio’s assets from one Sub-Adviser (or from FMG LLC with respect to a Fund-of-Funds Portfolio) to another Sub-Adviser(s) (the “Transition”). If, during the Transition, shares held by a Portfolio are the subject of a proxy, FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

2.

When a Sub-Adviser provides notice to FMG LLC that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio or Sub-Advised Portion (e.g. if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

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D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that a potential material conflict does exist, FMG LLC Compliance will exclude anyone at FMG LLC who is subject to such conflict from participating in the voting decision.

•

Potential material conflicts of interest may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•

Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s). However, to the extent the Proxy Voting Committee is following the recommendation of a proxy voting service, such Portfolio Manager will not be required to abstain from the Committee vote with respect to such proxy.

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines: FMG LLC may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. The Proxy Voting Committee has supplied ISS with general instructions to vote in accordance with ISS’s recommendations. However, the Proxy Voting Committee reserves the right to change those general instructions if the Proxy Voting Committee believes that ISS’s recommendation is not in the best interest of a Trust and its shareholders. Additionally, ISS may not always have or provide research, analysis and recommendations on proxy issues. In such instances the Proxy Voting Committee will provide ISS with voting instructions or will handle the proxy vote. Attached as Appendix A is ISS’s U.S. Concise Proxy Voting Guidelines.

To the extent the Proxy Voting Committee does not follow the recommendation of ISS, the following are examples of the types of proxies and voting protocol generally anticipated:

•	Proposals Usually Voted For:

•	Annual election of mutual fund trustees/directors

•	Proposals Usually Voted Against:

•	Fee Increases

•	Investment strategy changes or fund mergers that impact FMG LLC’s asset allocation models.

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The CCO and/or FMG LLC Legal and Compliance Department will, on a periodic basis, review the services provided by any proxy voting service engaged by FMG LLC to assess (1) the proxy voting service’s capacity and competence to provide proxy voting advice, and (2) the proxy voting service’s policies and procedures regarding addressing conflicts of interest with respect to its proxy voting recommendations. FMG LLC will require the proxy voting service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to the proxy voting service’s capacity and competence to provide proxy voting advice, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems.

4.

Record Retention and Inspection: the Proxy Voting Committee is responsible for maintaining all documentation associated with its proxy voting decisions. FMG LLC Compliance will be responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

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VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

FMG LLC’s Proxy Voting Committee is responsible for overseeing, monitoring and administering the Program. The Proxy Voting Committee is comprised of the CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARDS OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to each Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ and Sub-Advised Portions’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio or Sub-Advised Portion for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflicts of interest was reported to the CCO and/or the Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board at the next quarterly meeting. FMG LLC will also provide the Board with any other information requested by the Boards of Trustees.

The CCO’s annual written compliance report to the Boards of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by AXA Premier VIP Trust Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: august 6, 2003

Amended: December 10, 2014

Policies of EQ Advisors Trust and 1290 Funds Combined: July 14, 2014

Revised Policies of EQ Advisors Trust and 1290 Funds: April 12-13, 2017.

Policies of EQ Advisors Trust, AXA Premier VIP Trust and 1290 Funds Combined: July 18-20, 2017

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United States

Concise Proxy Voting Guidelines

2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017

Published January 17, 2017

2017 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2017 proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

BOARD OF DIRECTORS:

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

[1]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.

The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

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1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.10.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.13.	The company maintains significant problematic pay practices;

1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

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•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

1.19.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;

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•	The disclosed rationale;

•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•	Any reasonable sunset provision; and

•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.21.	Failure to replace management as appropriate; or

1.22.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[3]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

•	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

[5]

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

•	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

•	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

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•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Capital

Common Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

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C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

•

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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2017 U.S. Concise Proxy Voting Guidelines

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

•	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[8] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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2017 U.S. Concise Proxy Voting Guidelines

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[9] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

[9]	ISS research reports include realizable pay for S&P1500 companies.

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2017 U.S. Concise Proxy Voting Guidelines

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

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•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

•

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Equity-Based and Other Incentive Plans

•

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

[10]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

•

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

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•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

•

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Climate Change/Greenhouse Gas (GHG) Emissions

•

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

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2017 U.S. Concise Proxy Voting Guidelines

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

•	General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

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•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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APPENDIX D

1290 FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the 1290 Funds’ knowledge, as of January 31, 2019, the following persons owned shares of record and/or beneficially in the following Funds entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of such Funds. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2020 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	543,828.68	68.12%
1290 RETIREMENT 2020 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	31.31%
1290 RETIREMENT 2025 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	932,469.14	75.60%
1290 RETIREMENT 2025 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	20.27%
1290 RETIREMENT 2030 FUND	AXA EQUITABLE LIFE INS CO FBO SA 66 MEMBERS RETIREMENT PLAN 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	26,327.71	6.49%
1290 RETIREMENT 2030 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	129,280.46	31.87%

D-1

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2030 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	61.62%
1290 RETIREMENT 2035 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	338,267.02	55.07%
1290 RETIREMENT 2035 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	40.70%
1290 RETIREMENT 2040 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	19,575.80	7.08%
1290 RETIREMENT 2040 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	90.43%
1290 RETIREMENT 2045 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	103,565.85	28.27%
1290 RETIREMENT 2045 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	68.23%
1290 RETIREMENT 2050 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	19,317.54	6.83%
1290 RETIREMENT 2050 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	88.42%

D-2

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2055 FUND	AXA EQUITABLE LIFE INS CO FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	15,492.66	5.79%
1290 RETIREMENT 2055 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	93.50%
1290 RETIREMENT 2060 FUND	AXA EQUITABLE FUNDS MANAGEMENT GROUP LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	250,000.00	95.31%

AXA Equitable Funds Management Group LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

D-3

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust.[1]

(a)(2)	Certificate of Amendment to the Certificate of Trust.[1]

(a)(3)	Agreement and Declaration of Trust.[2]

(a)(4)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(5)	Second Amended and Restated Agreement and Declaration of Trust.[13]

(b)(1)	By-Laws.[2]

(b)(2)	Amended and Restated By-Laws.[2]

(b)(3)	Second Amended and Restated By-Laws. [13]

(b)(4)	Third Amended and Restated By-Laws. [16]

(c)	None, other than Exhibits (a) and (b).

(d)	Investment Advisory Contracts

(d)(1)

Investment Advisory Agreement dated as of November 1, 2018 between 1290 Funds and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (“FMG LLC” or “1290 Asset Managers”). (filed herewith)

(d)(2)	Investment Sub-Advisory Agreement dated as of November 2, 2018 between 1290 Asset Managers and AXA Investment Managers, Inc. (“AXA IM”). [17]

(d)(3)	Investment Sub-Advisory Agreement dated as of November 2, 2018 between 1290 Asset Managers and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”).[17]

(d)(4)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and GAMCO Asset Management, Inc. (“GAMCO”). (filed herewith)

(d)(5)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and Palisade Capital Management, LLC (“Palisade”). (filed herewith)

(d)(6)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers, DoubleLine Capital LP and DoubleLine Equity LP (“DoubleLine”). (filed herewith)

(d)(7)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and Brandywine Global Investment Management, LLC (“Brandywine Global”). (filed herewith)

(e)	Underwriting Contracts

(e)(1)	Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS Distributors, Inc. (“ALPS”) with respect to Class A, Class I, Class T and Class R shares. (filed herewith)

(e)(1)(i)	Amendment No. 1 dated as of June 15, 2018 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS. (filed herewith)

(g)	Custodian Agreements

(g)(1)	Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[4]

(g)(1)(i)	Amendment No. 1 effective as of July 1, 2015 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank. [5]

(g)(1)(ii)	Amendment No. 2 effective as of February 29, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[8]

(g)(1)(iii)	Amendment No. 3 effective February 29, 2016 to the Global Custody Agreement between 1290 Funds and JPMorgan Chase Bank.[9]

(g)(1)(iv)	Amendment No. 4 effective March 28, 2016 to the Global Custody Agreement between 1290 Funds and JPMorgan Chase Bank.[10]

(g)(1)(v)	Amendment No. 5 effective May 6, 2016 to the Global Custody Agreement between 1290 Funds and JPMorgan Chase Bank.[13]

(g)(1)(vi)	Amendment No. 6 effective November 1, 2016 to the Global Custody Agreement between 1290 Funds and JPMorgan Chase Bank. [13]

(g)(1)(vii)	Amendment No. 7 effective February 27, 2017 to the Global Custody Agreement between 1290 Funds and JPMorgan Chase Bank. [16]

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.[4]

(h)(1)(i)	Amendment No. 1 effective as of July 1, 2015 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.[5]

(h)(1)(ii)	Amendment No. 2 effective as of February 29, 2016 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.[8]

(h)(1)(iii)	Amendment No. 3 effective as of March 30, 2016 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.[9]

(h)(1)(iv)	Amendment No. 4 effective as of November 1, 2016 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.[13]

(h)(1)(v)	Amendment No. 5 effective as of February 27, 2017 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC. [15]

(h)(1)(vi)	Amendment No. 6 effective as of June 15, 2018 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC. (filed herewith)

(h)(2)	Expense Limitation Agreement dated as of November 1, 2018 between 1290 Funds and 1290 Asset Managers. (filed herewith)

(h)(2)(i)	Amendment No. 1 effective as of January 1, 2019 to the Expense Limitation Agreement dated as of November 1, 2018 between 1290 Funds and 1290 Asset Managers. (filed herewith)

(h)(3)	Organizational Expenses Agreement dated as of October 27, 2014 between 1290 Funds and FMG LLC.[4]

(h)(4)	Transfer Agency and Service Agreement dated as of October 29, 2014 between 1290 Funds and Boston Financial Data Services, Inc. (“BFDS”).[4]

(h)(4)(i)	Amendment No. 1 effective as of July 1, 2015 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS. [5]

(h)(4)(ii)	Amendment No. 2 effective as of March 3, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[9]

(h)(4)(iii)	Amendment No. 3 effective as of April 1, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[10]

(h)(4)(iv)	Amendment No. 4 effective as of November 1, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[14]

(h)(4)(v)	Amendment No. 5 effective as of February 27, 2017 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS. [15]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of K&L Gates LLP with respect to the Funds. (filed herewith)

Other Consents

(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k)	None.

(l)	Initial Capital Agreement.[2]

(m)	Distribution Plans

(m)(1)	Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for 1290 Funds’ Class A, Class C and Class R shares adopted as of June 10, 2014.[3]

(m)(2)	Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for 1290 Funds’ Class T shares adopted as of December 1, 2016. [15]

(n)	Multiple Class Plan

(n)(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act.[4]

(n)(2)	Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act. [15]

(p)	Codes of Ethics

(p)(1)	Revised Code of Ethics for 1290 Funds and FMG LLC, effective January 2018. [16]

(p)(2)	Code of Ethics of AXA IM.[2]

(p)(3)	Code of Ethics of AXA Rosenberg.[2]

(p)(4)	Revised Code of Ethics of GAMCO, March 15, 2018.[17]

(p)(5)	Amended Code of Ethics of ALPS, effective April 2018 [17]

(p)(6)	Amended Code of Ethics of Palisade, June 2018. (filed herewith)

(p)(7)	Revised Code of Ethics of DoubleLine, effective September 2017. [16]

(p)(8)	Code of Ethics of Brandywine Global.[17]

Other Exhibits:

Powers of Attorney.2

Power of Attorney for Thomas W. Brock.6

Power of Attorney for Steven M. Joenk.7

Powers of Attorney for Mark A. Barnard and Gloria D. Reeg15

Powers of Attorney for Michael Clement and Kathleen Stephansen 18

1.	Incorporated by reference to and/or previously filed with Registrant’s Initial Registration Statement on Form N-1A filed on April 18, 2014. (File No. 333-195390).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 27, 2014. (File No. 333-195390).
3.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 27, 2014. (File No. 333-195390).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on November 4, 2014. (File No. 333-195390).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2015. (File No. 333-195390).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2016 (File No. 333-195390).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2016 (File No. 333-195390).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on March 2, 2016 (File No. 333-195390).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2016 (File No. 333-195390).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on March 31, 2016 (File No. 333-195390).
13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2016 (File No. 333-195390).
14.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on December 15, 2016 (File No. 333-195390).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2017.
16.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2018.
17.	Incorporated by reference to and/or previously filed with Post-Effective No. 41 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2018.
18	Incorporated by reference to and/or previously filed with Post-Effective No. 42 to Registrant’s Registration Statement on Form N-1A filed on February 15, 2019.

Item 29. Persons Controlled by or Under Common Control with the Trust

None.

Item 30. Indemnification

The Registrant’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”).

Article VII, Section 7.2 of the Declaration of Trust of 1290 Funds states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series, or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust or any Series.” Article VII, Section 7.4 of 1290 Funds’ Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.”

Article VII, Section 7.5, subsection (a) of the Declaration of Trust of 1290 Funds further states, in relevant part, that “[s]ubject to the exceptions and limitations contained in subsection (b) below. . . every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.” Article VII, Section 7.5, subsection (b) of 1290 Funds’ Declaration of Trust states, in relevant part, that “no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).” Article VII, Section 7.5, subsection (c) of 1290 Funds’ Declaration of Trust also states, in relevant part, that the “rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.”

The Registrant’s Investment Advisory Agreement states:

Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

The Registrant’s Investment Sub-Advisory Agreements generally state:

5. LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Fund(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (“Securities Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-

Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a) (3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

Section 7(b) of Exhibit 1 to the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, negligence or reckless disregard by ALPS in the performance of its duties, obligations or responsibilities set forth in this Agreement, ALPS and its affiliates, including their respective officers, directors, agents and employees, shall not be liable for, and the Trust agrees to indemnify, defend and hold harmless such persons from, all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under applicable federal and state laws) arising directly or indirectly from the following:

(i)

any untrue statement of a material fact or omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law, in any registration statement, prospectus, statement of additional information, shareholder report or other information filed or made public by the Trust (as amended from time to time), except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of ALPS;

(ii)	any wrongful act of the Trust or any of its officers;

(iii)	any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates;

(iv)	ALPS’s reliance on any instruction, direction, notice, instrument or other information from the Trust or its duly appointed agents that ALPS reasonably believes to be genuine; or

(v)	loss of data or service interruptions caused by equipment failure.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to

Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against, any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Adviser, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Fund, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

The Registrant’s Global Custody Agreement.

Section 3.2 of 1290 Funds’ Global Custody Agreement states, in relevant part, that the “Customer authorizes J.P. Morgan to accept, rely upon and/or act upon any Instructions received by it without inquiry. The Customer will indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] as a result of any action or omission taken in accordance with any Instruction.”

Section 6.1 of 1290 Funds’ Global Custody Agreement states, in relevant part, that “J.P. Morgan may rely upon the certification of such other facts as may be required to administer J.P. Morgan’s obligations under this Agreement and the Customer shall indemnify J.P. Morgan against all losses, liability, claims or demands arising directly or indirectly from any such certifications.”

Section 7.1 of 1290 Funds’ Global Custody Agreement states, in relevant part, that the “Customer will indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] in connection with or arising out of (i) J.P. Morgan’s performance under this Agreement, provided [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] status as a holder of record of the Customer’s Financial Assets. Nevertheless, the Customer will not be obligated to indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] under the preceding sentence with respect to any Liability for which J.P. Morgan is liable under Section 5.2(a) of this Agreement.”

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Adviser and Sub-Advisers

1290 Asset Managers is a registered investment adviser and serves as investment manager for all funds of the Registrant. The descriptions of 1290 Asset Managers and each of the sub-advisers, as applicable, under the caption “Management of the Funds – The Adviser” and “Management of the Funds – The Sub-Advisers,” respectively, or “About the Funds” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of 1290 Funds’ Registration Statement are incorporated herein by reference.

Information as to the directors and officers of 1290 Asset Managers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.

1290 Asset Managers, with the approval of the Registrant’s Board of Trustees, selects sub-advisers for certain funds of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for such funds.

Information as to the directors and officers of GAMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

Information as to the directors and officers of AXA IM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.

Information as to the directors and officers of AXA Rosenberg, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) and is incorporated herein by reference.

Information as to the directors and officers of Palisade, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48401) and is incorporated herein by reference.

Information as to the directors and officers of DoubleLine, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70942) and is incorporated herein by reference.

Information as to the directors and officers of Brandywine Global, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27797) and is incorporated herein by reference.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Aberdeen Standard Investments ETFs, Acacia Trust, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-C, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Total Income + Real Estate Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Joseph J. Frank**	Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) None.

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)     With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10007

(b)     With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Adviser or Sub-Administrator:

JPMorgan Chase Bank, N.A.	AXA Equitable Funds Management Group, LLC
70 Fargo Street	1290 Avenue of the Americas
Boston, MA 02210	New York, New York 10104*

(c)     With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser or Sub-Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580

AXA Investment Managers, Inc. 100 West Putnam Avenue Greenwich, CT 06830	AXA Rosenberg Investment Management LLC Orinda Way, Building E Orinda, CA 94563

Brandywine Global 1735 Market Street, Ste. 1800 Philadelphia, PA 19103	DoubleLine Capital, LP 333 South Grand Avenue, 18th Fl. Los Angeles, CA 90071

Palisade Capital Management, LLC 1 Bridge Plaza North, Suite 695 Fort Lee, NJ 07024-7102

(d)     With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(c) and 31a-1(d), the required books and records are currently maintained at the offices of the Registrant’s Distributor:

ALPS Distributors, Inc.

1290 Broadway, #1100

Denver, CO 80203

(e)     With respect to Rules 31a-1(a), 31a-1(b)(1), (2), the required books and records are currently maintained at the offices of the Registrant’s Transfer Agent:

DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services)

2000 Crown Colony Drive

Quincy, MA 02169

Item 34. Management Services

None.

Item 35. Undertakings

Inapplicable.

*

AXA Equitable Funds Management Group, LLC may maintain certain books and records at the offices of its parent AXA Equitable Life Insurance Company, at 525 Washington Blvd., Jersey City, NJ 07310 and at offsite storage facilities, including: (1) EDM Americas, 109 Lakeside Avenue, Delano, PA 18220, W.W. Scranton Office Park, 100 Ernie Preate Dr., Moosic, PA 18507, 199 South St., West Pittston, PA 18643 and 151-15 East Market St., Wilkes-Barre, PA 18701; (2) Iron Mountain, 6667 Deere Road, Syracuse, NY 13206-1724, 4500 Steelway Blvd., Liverpool, NY 13090-3514, and 220 Wavel St., Syracuse, NY 13206-1312.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 25th day of February, 2019.

1290 FUNDS

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	February 25, 2019

/s/ Gary S. Schpero* Gary S. Schpero	Chairman of the Board	February 25, 2019

/s/ Mark A. Barnard* Mark A. Barnard	Trustee	February 25, 2019

/s/ Thomas W. Brock* Thomas W. Brock	Trustee	February 25, 2019

/s/Michael Clement* Michael Clement	Trustee	February 25, 2019

/s/ Donald E. Foley* Donald E. Foley	Trustee	February 25, 2019

/s/ Christopher P.A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	February 25, 2019

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	February 25, 2019

/s/ Gloria D. Reeg* Gloria D. Reeg	Trustee	February 25, 2019

/s/Kathleen Stephansen* Kathleen Stephansen	Trustee	February 25, 2019

/s/ Kenneth L. Walker* Kenneth L. Walker	Trustee	February 25, 2019

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	February 25, 2019

/s/ Brian E. Walsh Brian E. Walsh	Treasurer and Chief Financial Officer	February 25, 2019

*By: /s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(d)(1)	Investment Advisory Agreement dated as of November 1, 2018 between 1290 Funds and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (“FMG LLC” or “1290 Asset Managers”)

(d)(4)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and GAMCO Asset Management, Inc.

(d)(5)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and Palisade Capital Management, LLC.

(d)(6)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers, DoubleLine Capital LP and DoubleLine Equity LP.

(d)(7)	Investment Sub-Advisory Agreement dated as of November 1, 2018 between 1290 Asset Managers and Brandywine Global Investment Management, LLC.

(e)(1)	Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS Distributors, Inc. (“ALPS”) with respect to Class A, Class I, Class T and Class R shares.

(e)(1)(i)	Amendment No. 1 dated as of June 15, 2018 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS.

(h)(1)(vi)	Amendment No. 6 effective as of June 15, 2018 to the Mutual Funds Service Agreement dated as of September 1, 2014 between 1290 Funds and FMG LLC.

(h)(2)	Expense Limitation Agreement dated as of November 1, 2018 between 1290 Funds and 1290 Asset Managers.

(h)(2)(i)	Amendment No. 1 effective as of January 1, 2019 to the Expense Limitation Agreement dated as of November 1, 2018 between 1290 Funds and 1290 Asset Managers.

(i)(1)	Opinion and Consent of K&L Gates LLP with respect to the Funds.

(j)(1)	Consent of Independent Registered Public Accounting Firm.

(p)(6)	Code of Ethics of Palisade, June 2018.